UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-04416

                            PNC Funds

(Exact name of Registrant as specified in charter)

One East Pratt Street – 5th Floor

                                      Baltimore, MD 21202

(Address of principal executive offices) (Zip code)

Delaware Corporations LLC

800 Delaware Avenue

                                      Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-622-3863

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Annual Reports to Shareholders are attached herewith.

PNC Funds

May 31, 2018

Annual Report
Money Market Funds

PNC Government Money Market Fund

PNC Treasury Money Market Fund

PNC Treasury Plus Money Market Fund

PNC FUNDS

PNC MONEY MARKET FUNDS ANNUAL REPORT	TABLE OF CONTENTS
	Letter to Shareholders	1
	Summary of Portfolio Holdings/Yields	4
	Expense Tables	6
	Trustees and Officers of the Trust	7

MONEY MARKET FUNDS

Government Money Market Fund

Treasury Money Market Fund

Treasury Plus Money Market Fund

(f/k/a PNC Advantage Institutional Treasury

Money Market Fund)

OTHER PNC FUNDS

EQUITY FUNDS

Balanced Allocation Fund

Emerging Markets Equity Fund

International Equity Fund

International Growth Fund

Multi-Factor All Cap Fund

Multi-Factor Large Cap Growth Fund

Multi-Factor Large Cap Value Fund

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

Small Cap Fund

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond
Fund

Maryland Tax Exempt

Bond Fund*

Ohio Intermediate Tax Exempt

Bond Fund*

Tax Exempt Limited Maturity

Bond Fund

	Report of Independent Registered Public Accounting Firm	10
	Abbreviations and Definitions for Schedules of Investments and Financial Statements	14

		Financial Highlights	Schedule of Investments
	Government Money Market Fund	11	15
	Treasury Money Market Fund	12	19
	Treasury Plus Money Market Fund	13	21
	Statements of Assets and Liabilities		24
	Statements of Operations		26
	Statements of Changes in Net Assets		27
	Notes to Financial Statements		28
	Notice to Shareholders		36

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Money Market Funds (individually, a “Fund”, collectively, the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

	NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE
*Liquidated on June 8, 2018.

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds and PNC Advantage Funds are distributed by PNC Funds Distributor, LLC (the “Underwriter”), Three Canal Plaza, Suite 100, Portland, ME 04101. The Underwriter is not affiliated with PCA and is not a bank.

©2018 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

PNC Money Market Funds

LETTER TO SHAREHOLDERS

Dear Shareholders:

We are pleased to present this annual report for PNC Money Market Funds for the 12 months ended May 31, 2018 (the “annual period”).

Before reviewing the financial statements and schedules of investments of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the economy and the money markets during the annual period.

Economic Review

The U.S. economy remained resilient during the annual period, despite continued policy uncertainty, concerns regarding developments on the Korean peninsula and increased trade tensions. In the third quarter of 2017, U.S. gross domestic product (“GDP”) grew at an annualized pace of 3.2%. In the fourth quarter of 2017 and first quarter of 2018, U.S. GDP grew at annualized rates of 2.9% and 2.0%, respectively. U.S. inflation measures remained muted but crept higher. The U.S. labor market remained strong, as the unemployment rate fell to 3.8%, the lowest level since 2000; however, wage growth was only modest, perhaps limited by a small increase in the labor force participation rate. A strong job market boosted consumer confidence, which in turn drove consumption higher and personal savings down to a nearly 10-year low. U.S. existing home sales reached a decade high, and existing home inventories dipped back toward all-time lows. The Tax Cuts and Jobs Act passed in December 2017 and remained in focus, as businesses, investors and governments alike assessed the expected near- and longer-term effects of the tax policy changes on economic growth rates.

Globally, synchronized growth continued across both developed and emerging economies, but began showing signs of wear toward the end of the annual period. Emerging market economies in particular started to show signs of vulnerability on renewed U.S. dollar strength in the spring of 2018. Still, both global manufacturing and non-manufacturing purchasing managers’ indices remained in expansionary territory and near multi-year highs.

The rate of economic growth, both domestically and internationally, slowed as global central banks began withdrawing liquidity and decreasing their balance sheets. Tightening monetary policy began jousting with loose fiscal policy for just the seventh time since World War II. The U.S. Federal Open Market Committee (the “Fed”) increased the targeted federal funds rate three times during the annual period — in June and December 2017 and in March 2018 — and began normalizing its balance sheet in October 2017. The European Central Bank reduced its level of quantitative easing, while the Bank of Japan remained focused on jump-starting inflation.

Heightened trade protectionism during the second half of the annual period proved to be a major concern for investors. The U.S. administration initiated a series of trade tariffs, first on steel and aluminum, and then provisions specifically targeting China. Not only did these actions raise the risk of retaliatory measures by foreign governments, they also introduced uncertainty for businesses and consumers around the world.

Money Markets

Yields in the taxable and tax-exempt money markets continued their gradual ascent as investors priced in the potential, and then the reality, of the Fed’s interest rate hikes.

Despite the fact that inflation readings spent much of the annual period below expectations, the Fed continued to raise the targeted federal funds rate. The Fed’s primary explanation was a healthy labor market, which continued to bring the unemployment rate to new cycle lows. Also aiding the Fed’s move to tighter policy were highly favorable financial conditions, which eased as a result of a resilient stock market, tightening credit spreads, low interest rate volatility and a weakening U.S. dollar. Questions remained as to whether tightness in the labor market would translate to higher inflation via faster wage growth. While the Fed’s economic projections were broadly revised higher in the early months of 2018 on both future policy rate expectations and economic forecasts, we believe it was representative of macro developments and positive U.S. and global economic data rather than a hawkish shift within Fed leadership, as Jerome Powell assumed the role of Fed Chair from Janet Yellen in February 2018. The money market yield curve, or spectrum of maturities, flattened, meaning

“The U.S. labor market remained strong, as the unemployment rate fell to 3.8%, the lowest level since 2000...” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2018

PNC Money Market Funds

LETTER TO SHAREHOLDERS

“...U.S. Treasury yields rose on prospects for, and then enactment of, U.S. tax reform.” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2018 yields on shorter-term maturities rose more than on longer-term maturities during the annual period. Other significant events that influenced the money markets during the annual period included the Fed’s discussion and implementation of balance sheet normalization and announcements and actions by other central banks around the globe. Along with these factors, U.S. Treasury yields rose on prospects for, and then enactment of, U.S. tax reform.

Our View Ahead

At the end of the annual period, we expected a continued normalization of market volatility and central bank policy. However, in our view, the uptick in volatility does not necessarily signal the end of this equity market cycle, as we believe the underlying fundamentals of the U.S. economy remain strong. Economic and earnings growth improved; labor markets were tight; and the Fed minutes pointed to anticipated increases in wage growth and inflation. We expect fixed income markets to be determined by inflation expectations and tax reform impacts on issuance. Additionally, we expect major central banks to continue to gradually tighten monetary policy. (On June 13, 2018, after the close of the annual period, the Fed raised interest rates by another quarter percentage point, as widely anticipated, and a majority of Fed policy makers said they now expect a total of four interest rate increases this calendar year.) Ultimately, in our view, it is important to keep in perspective how remarkably calm the past few years have been for the capital markets and to view upticks in volatility as a return to historic norms rather than a slide into turmoil. At the same time, we believe the money markets could be vulnerable to faster global economic growth and a reaccelerating inflation forecast, potentially putting ongoing upward pressure on U.S. Treasury and municipal interest rates.

Vigilance remains paramount. As we move into the second half of 2018, we remain focused on adhering to our investment philosophy and to a disciplined process while continuing to evaluate many economic and market factors, as well as the impacts of various policies and reforms that remain on the agenda of the U.S. administration. We believe relative safety, diversification and liquidity will likely remain important and ongoing considerations for investors in the money markets. We therefore continue to believe that money market funds will continue to play a key role in investors’ portfolios.

We thank you for being a part of PNC Money Market Funds and for maintaining a long-term perspective as a basic tenet of your investment approach. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Aneet Deshpande, CFA	Jennifer E. Spratley
Chief Investment Officer	President
PNC Capital Advisors, LLC	PNC Funds

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any

PNC Money Market Funds

LETTER TO SHAREHOLDERS

discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

On March 1, 2018 PNC Advantage Funds (the “Trust”) reorganized PNC Advantage Institutional Treasury Money Market Fund (the “Fund”) into PNC Treasury Plus Money Market Fund, a newly created series of PNC Funds, a Delaware statutory trust (the “PNC Funds Trust”). PNC Treasury Plus Money Market Fund has principal investment strategies identical to those of the Fund and is managed by the same investment adviser and portfolio management team as the Fund. In addition, the respective share classes of PNC Treasury Plus Money Market Fund assumed the performance, financial, and other historical information of the Fund.

PNC Money Market Funds

SUMMARY OF PORTFOLIO HOLDINGS/YIELDS (Unaudited)

The tables below present portfolio holdings as of May 31, 2018 as a percentage of total investments for each of the PNC Money Market Funds.

Government Money Market Fund
Repurchase Agreements	31.1%
Federal Home Loan Bank	28.7
Federal Farm Credit Bank	19.2
U.S. Treasury Bills	11.4
Federal Home Loan Mortgage Corporation	4.4
Federal National Mortgage Association	3.7
U.S. Treasury Notes	0.8
Money Market Funds	0.7
100.0%

Treasury Money Market Fund
U.S. Treasury Bills	76.2%
U.S. Treasury Notes	21.5
Money Market Funds	2.3
100.0%

Treasury Plus Money Market Fund
Repurchase Agreements	47.6%
U.S. Treasury Bills	33.5
U.S. Treasury Notes	18.4
Money Market Fund	0.5
100.0%

The yields in the tables below represent the annualization of each Fund’s declared dividends over the seven-day period ended May 31, 2018.

Current Yield is a measure of a Fund’s yield earned if dividends are paid in cash and are not reinvested. Effective Yield is a measure of a Fund’s yield that assumes that all dividends are reinvested in additional Fund shares instead of being paid in cash.

7-Day Current Yields as of May 31, 2018
	Class I		Class A		Advisor Class
Fund	Net	Unsubsidized*	Net	Unsubsidized*	Net		Unsubsidized*
Government Money Market Fund	1.60%	1.60%	1.50%	1.50%	1.53%		1.53%
Treasury Money Market Fund	1.56%	1.56%	1.46%	1.46%	–		–

7-Day Effective Yields as of May 31, 2018
	Class I		Class A		Advisor Class
Fund	Net	Unsubsidized*	Net	Unsubsidized*	Net		Unsubsidized*
Government Money Market Fund	1.61%	1.61%	1.51%	1.51%	1.54%		1.54%
Treasury Money Market Fund	1.58%	1.58%	1.48%	1.48%	–		–

7-Day Current Yields as of May 31, 2018
	Institutional Shares		Advisor Shares		Service Shares
Fund	Net	Unsubsidized*	Net	Unsubsidized*	Net		Unsubsidized*
Treasury Plus Money Market Fund	1.52%	1.52%	1.43%	1.43%	0.00%	**	0.00%	**

7-Day Effective Yields as of May 31, 2018
	Institutional Shares		Advisor Shares		Service Shares
Fund	Net	Unsubsidized*	Net	Unsubsidized*	Net		Unsubsidized*
Treasury Plus Money Market Fund	1.53%	1.53%	1.44%	1.44%	0.00%	**	0.00%	**

*	Unsubsidized Yield reflects the yield without fee waivers and expense reimbursements in effect. During the seven-day period ended May 31, 2018, there were no fee waivers or expense reimbursements in the Funds.

**	Net assets of Service Shares at May 31, 2018 were comprised solely of seed capital of $10. Ratios for the seven-day period rounded to 0.00%.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate, so current performance may be higher or lower than shown here. Current performance data is available at pncfunds.com.

PNC Money Market Funds

EXPENSE TABLES (Unaudited)

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would be higher.

The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the six-month period (December 1, 2017 to May 31, 2018) and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2018.

(1) Expenses are equal to each Class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2) Assumes annual return of 5% before expenses.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2017 to May 31, 2018).

The Expense Table that appears for your Fund illustrates your Fund’s costs in two ways.

●

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading “Expenses Paid During Period.”

●

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an assumed annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/17	Ending Account Value 05/31/18	Annualized Expense Ratio	Expenses Paid During Period(1)

Government Money Market Fund
Actual
Class I	$1,000.00	$1,006.52	0.18%	$0.90
Class A	1,000.00	1,006.05	0.27	1.35
Advisor Class	1,000.00	1,006.23	0.23	1.15
Hypothetical(2)
Class I	1,000.00	1,024.05	0.18	0.91
Class A	1,000.00	1,023.59	0.27	1.36
Advisor Class	1,000.00	1,023.76	0.23	1.16

	Beginning Account Value 12/01/17	Ending Account Value 05/31/18	Annualized Expense Ratio	Expenses Paid During Period(1)

Treasury Money Market Fund
Actual
Class I	$1,000.00	$1,006.33	0.23%	$1.15
Class A	1,000.00	1,005.85	0.32	1.60
Hypothetical(2)
Class I	1,000.00	1,023.79	0.23	1.16
Class A	1,000.00	1,023.32	0.32	1.61

Treasury Plus Money Market Fund
Actual
Institutional Shares	$1,000.00	$1,005.98	0.28%	$1.40
Advisor Shares	1,000.00	1,002.84	0.36	1.80
Hypothetical(2)
Institutional Shares	1,000.00	1,023.53	0.28	1.41
Advisor Shares	1,000.00	1,023.12	0.36	1.82

PNC Money Market Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Independent Trustees
Dorothy A. Berry 74	Trustee	Since April 2006	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012; Chairman, Independent Directors Council, 2010-2011.	1 registered investment company consisting of 24 portfolios	Chairman and Trustee, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.
Maryann Bruce 58	Trustee	Since October 2016	President, Turnberry Advisory Group (consulting), 2007-Present; President, Aquila Distributors, Inc., Aquila Investment Management LLC, 2008-2010; President, Evergreen Investments Services, Inc., Evergreen Investments, 1999-2007; President and Chief Executive Officer, Allstate Financial Distributors, Inc., 1998-1999.	1 registered investment company consisting of 24 portfolios	Director, MBIA, Inc. (insurance) until 2017; Director and Chairman of Compensation Committee, Atlanta Life Financial Group (financial services) until 2016; Director, Allianz Global Investors Fund Management LLC (investment management) until 2014.
Calvin G. Butler, Jr. 49	Trustee	Since February 2018	Chief Executive Officer, Baltimore Gas and Electric Co. (“BGE”), 2014-Present; Senior Vice President of regulatory and external affairs, BGE; Senior Vice President of Corporate Affairs, ComEd.	1 registered investment company consisting of 24 portfolios	Director, BGE (utility); Director, RLI Corp. (insurance company); Director, Federal Reserve Bank of Richmond until 2017.
John G. Drosdick 74	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 1996-2008.	1 registered investment company consisting of 24 portfolios	Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company) until 2013; Director, Triumph Group Inc. (aerospace manufacturer); Director, Lincoln Financial Corporation (financial services) until 2005.
Mark Hancock 50	Trustee	Since October 2016	President, The Glenmore Group, LLC (consulting), 2016-present; Managing Director, Goldman Sachs & Co. (asset management), 2008-2015.	1 registered investment company consisting of 24 portfolios	None
L. White Matthews, III 72	Trustee Chairman of the Audit Committee	Since February 2010 From June 2011 to February 2012	Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of (privately held) Constar International Inc. (bottles and packaging manufacturer), 2009-2014; Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003-2007.	1 registered investment company consisting of 24 portfolios	Director, Hyla Inc. (cellphone recycler); Director, Matrixx Initiatives, Inc. (pharmaceuticals) until 2011; Director, PNC Funds, Inc. until 2010; Director (since 2003) and Chairman of the Board of (publicly traded) Imation Corp. (data storage) until May 2015.

PNC Money Market Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Independent Trustees
Edward D. Miller, M.D. 75	Trustee	Since February 2010	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	1 registered investment company consisting of 24 portfolios	Director, EnGeneIC Ltd. (biopharmaceuticals) since January 2016; Director, PNC Funds, Inc. until 2010.
Ashi S. Parikh 52	Trustee	Since February 2018	Retired; Chief Executive Officer and Chief Investment Officer, Ridgeworth Investments, LLC, 2010-2017.	1 registered investment company consisting of 24 portfolios	Director, IWG The Ohio State University Endowment Foundation; Director, Action Ministries, Inc. (poverty relief ); Trustee, Ridgeworth Funds (investment company) until 2017; Director, Ridgeworth Holdings LLC (investment company) until 2017.
Stephen M. Todd 70	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman – Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003-2010.	1 registered investment company consisting of 24 portfolios

Director, Dover Corporation (diversified multi-national manufacturing company); Director, Apergy Corporation (provider of equipment for oil and gas drilling and production);

Trustee, Ancora

Trust (registered investment company) until

2011.

Name, Address Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Officers
Jennifer E. Spratley One East Pratt Street, 5th Floor Baltimore, MD 21202 49	President Vice President	Since June 2014 From March 2010 to June 2014

Managing Director, Administration, PNC

Capital Advisors, LLC and PNC Realty

Investors, Inc. since 2017; Head of Fund Administration, PNC Capital Advisors, LLC

2007 to 2017; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

				N/A	N/A
Michael Nanosky 1900 East 9th Street, 15th Floor Cleveland, OH 44114 52	Chief Compliance Officer	Since December 2014

Chief Compliance Officer, PNC Funds since 2014; Vice President, Head of Compliance

Testing and Monitoring, PNC Capital Advisors, LLC 2010-2014; Chief Compliance Officer, PNC Capital Advisors, LLC and PNC Realty Investors, Inc., 2010-2011; Chief Compliance Officer, CITI Fund Services, 2008-2010.

				N/A	N/A
John F. Kernan 1900 East 9th Street, 14th Floor Cleveland, OH 44114 52	Vice President Treasurer	Since June 2016 Since May 2008

Managing Director and Director of Fund Administration, PNC Capital Advisors, LLC

since 2017; Director of Financial Fund Administration, PNC Capital Advisors, LLC 2004 to 2017; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 – 2004.

				N/A	N/A
Thomas R. Rus One East Pratt Street, 5th Floor Baltimore, MD 21202 58	Secretary	Since February 2015	Director of Regulatory Fund Administration, PNC Capital Advisors, LLC since February 2015; Chief Compliance Officer, Institutional Shareholder Services Inc. 2014-2015; Chief Compliance Officer, Kroll Bond Rating Agency, Inc. 2010-2014; Vice President, Chief Compliance Officer and Assistant Secretary, MTB Investment Advisors, Inc. and MTB Funds, 2003-2010.	N/A	N/A

[1]Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Thomas R. Rus.

[2]With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar year end in the year in which he/she reaches the age of 75 years old. With respect to the term of office for each officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the Board at any regular or special meeting of the Board or the extent permitted by the Board, by the President. In addition, any Trustee or officer may resign at any time by giving written notice to the Trust. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

[3]The“Fund Complex” is comprised of the twenty-four portfolios of PNC Funds for which PNC Capital Advisors, LLC or any of its affiliates serves as investment adviser.

[4]Includes directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

PNC Money Market Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of PNC Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Treasury Plus Money Market Fund (formerly PNC Advantage Institutional Treasury Money Market Fund), PNC Government Money Market Fund, and PNC Treasury Money Market Fund (the “Money Market Funds”) (three of the twenty-four funds comprising PNC Funds) as of May 31, 2018, the related statements of operations for the year then ended for the Money Market Funds, the statements of changes in net assets for each of the two years in the period then ended for the Money Market Funds, and the financial highlights for five years in the period then ended for the Money Market Funds, in conformity with accounting principles generally accepted in the United States of America. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Money Market Funds as of May 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

July 26, 2018

We have served as the auditor of one or more affiliated investment companies of PNC Funds since 2006.

PNC Money Market Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Government Money Market Fund
	Class I								Class A
	2018	2017		2016	2015		2014		2018	2017		2016		2015		2014
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Net Investment Income†	0.01	–	*	– *	–	*	–	*	0.01	–	*	–	*	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	– *	–	*	–	–	*	–	*	– *	–	*	–	*	–	*	–	*
Total from Investment Operations	0.01	–	*	– *	–	*	–	*	0.01	–	*	–	*	–	*	–	*
Dividends from Net Investment Income	(0.01)	–	*	– *	–	*	–	*	(0.01)	–	*	–	*	–	*	–	*
Distributions from Net Realized Gains	–	–		–	–		–		–	–		–		–		–
Total Distributions	(0.01)	–	*	– *	–	*	–	*	(0.01)	–	*	–	*	–	*	–	*
Net Asset Value, End of Year	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return	1.08%	0.33%		0.05%	0.03%		0.01%		1.04%	0.33%		0.05%		0.03%		0.01%
Ratios/Supplemental Data
Net Assets End of Year (000)	$9,530,966	$8,536,493		$4,776,561	$720,219		$738,100		$838,233	$452,549		$361,440		$321,524		$133,915
Ratio of Expenses to Average Net Assets	0.18%	0.20%		0.19%	0.07%		0.07%		0.23%	0.20%		0.16%		0.06%		0.02	%(1)
Ratio of Net Investment Income to Average Net Assets	1.08%	0.33%		0.06%	0.02%		0.01%		1.07%	0.34%		0.05%		0.02%		0.06	%(1)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.19%	0.20%		0.27%	0.35%		0.36%		0.24%	0.20%		0.28%		0.35%		0.36%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.07%	0.33%		(0.02)%	(0.26)%		(0.28)%		1.06%	0.34%		(0.07)%		(0.27)%		(0.28)%

	Government Money Market Fund
	Advisor Class
	2018	2017		2016(2)
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00

Net Investment Income†	0.01	_	*	_ *
Realized and Unrealized Gain (Loss) on Investments	– *	–	*	–

Total from Investment Operations	0.01	–	*	– *

Dividends from Net Investment Income	(0.01)	_	*	_ *
Distributions from Net Realized Gains	–	–		–

Total Distributions	(0.01)	–	*	– *

Net Asset Value, End of Year	$1.00	$1.00		$1.00

Total Return	1.07%	0.33%		0.05%

Ratios/Supplemental Data
Net Assets End of Year (000)	$ 4	$ 9		$ 875
Ratio of Expenses to Average Net Assets	0.20%	0.20%		0.18%
Ratio of Net Investment Income to Average Net Assets	1.07%	0.32%		0.05%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.20%	0.20%		0.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.07%	0.32%		(0.02)%

*   Amount represents less than $0,005 per share.

†  Per share data calculated using average shares outstanding method.

(1)	During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares. This voluntary commitment represented a 0.05% impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower.

(2)	Advisor Class Shares commenced operations on September 14, 2015. All ratios for the fiscal year ended May 31, 2016 have been annualized. Total return for the fiscal year ended May 31, 2016 has not been annualized.

See Notes to Financial Statements.

PNC Money Market Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Treasury Money Market Fund
	Class I									Class A
	2018	2017		2016		2015		2014		2018	2017		2016		2015		2014
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Net Investment Income†	0.01	–	*	–	*	–	*	–	*	0.01	–	*	–	*	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	– *	–	*	–	*	–	*	–	*	– *	–	*	–	*	–	*	–	*
Total from Investment Operations	0.01	–	*	–	*	–	*	–	*	0.01	–	*	–	*	–	*	–	*
Dividends from Net Investment Income	(0.01)	–	*	–	*	–	*	–	*	(0.01)	–	*	–	*	–	*	–	*
Distributions from Net Realized Gains	–	–		–		–		–		–	–		–		–		–
Total Distributions	(0.01)	–	*	–	*	–	*	–	*	(0.01)	–	*	–	*	–	*	–	*
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return	1.03%	0.24%		0.03%		0.02%		0.02%		0.98%	0.24%		0.03%		0.02%		0.02%
Ratios/Supplemental Data
Net Assets End of Year (000)	$1,026,462	$957,793		$1,215,072		$225,196		$214,348		$312,717	$109,581		$138,150		$144,448		$173,571
Ratio of Expenses to Average Net Assets	0.23%	0.24%		0.15%		0.02%		0.04%		0.29%	0.24%		0.13%		0.02%		0.03	%(1)
Ratio of Net Investment Income to Average Net Assets	1.03%	0.24%		0.02%		0.01%		0.01%		1.04%	0.23%		0.02%		0.01%		0.02	%(1)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.23%	0.24%		0.31%		0.37%		0.36%		0.29%	0.24%		0.32%		0.37%		0.36%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.03%	0.24%		(0.14)%		(0.34)%		(0.31)%		1.04%	0.23%		(0.17)%		(0.34)%		(0.31)%

* Amount represents less than $0.005 per share.

† Per share data calculated using average shares outstanding method.

(1)	During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares. This voluntary commitment represented a 0.01% impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower.

See Notes to Financial Statements.

PNC Money Market Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Treasury Plus Money Market Fund
	Institutional Shares					Advisor Shares							Service Shares
	2018(1)	2017	2016	2015	2014	2018(1)	2017	2016		2015		2014	2018(1)	2017	2016		2015		2014
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

Net Investment Income†	0.01	– *	– *	– *	– *	0.01	–	–	*	–	*	– *	–	–	–	*	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	– *	–	–	–	–	(0.01)	–	–	*	–	*	–	–	–	–	*	–	*	–	*

Total from Investment Operations	0.01	– *	– *	– *	– *	– *	–	–	*	–	*	– *	–	–	–	*	–	*	–	*

Dividends from Net Investment Income	(0.01)	_ *	_ *	_ *	_ *	_ *	–	_	*	_	*	_ *	–	–	_	*	_	*	_	*
Distributions from Net Realized Gains	–	–	–	–	–	–	–	–		–		–	–	–	–		–		–

Total Distributions	(0.01)	– *	– *	– *	– *	– *	–	–	*	–	*		–	–	–	*	–	*	–	*

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

Total Return	0.97%	0.23%	0.02%	0.01%	0.01%	0.28%	0.00%	0.02%		0.01%		0.01%	0.00%	0.00%	0.02%		0.01%		0.01%

Ratios/Supplemental Data

Net Assets End of Year (000)	$477,886	$543,266	$453,917	$112,304	$174,871	$30	$– (2)	$–	(2)	$34,829		$10,980	$– (3)	$–	$–	(3)	$3,401		$1,601

Ratio of Expenses to Average Net Assets	0.28%	0.25%	0.17%	0.05%	0.05%	0.36%	0.00%	0.16%		0.05%		0.05%	0.00%	0.00%	0.10%		0.05%		0.05%

Ratio of Net Investment Income to Average Net Assets	0.96%	0.24%	0.02%	0.01%	0.01%	1.33%	0.00%	0.02%		0.01%		0.01%	0.00%	0.00%	0.02%		0.01%		0.01%

Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.28%	0.25%	0.24%	0.28%	0.26%	0.36%	0.00%	0.25%		0.29%		0.27%	0.00%	0.00%	0.26%		0.29%		0.27%

Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.96%	0.24%	(0.05)%	(0.22)%	(0.20)%	1.33%	0.00%	(0.07)%		(0.23)%		(0.21)%	0.00%	0.00%	(0.14)%		(0.23)%		(0.21)%

*	Amount represents less than $0,005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	Figures through February 28, 2018 represent those of PNC Advantage Institutional Money Market Fund, which was reorganized into the Fund effective March 1, 2018.
(2)	At May 31, 2017 and May 31, 2016, net assets of the Advisor Shares represented seed capital.
(3)	At May 31, 2018 and May 31, 2016, net assets of the Service Shares represented seed capital.

See Notes to Financial Statements.

13

PNC Money Market Funds

ABBREVIATIONS AND DEFINITIONS FOR SCHEDULES OF INVESTMENTS AND FINANCIAL STATEMENTS

Schedules of Investments: DN — Discount Note FCPR DLY — Federal Reserve Bank Prime Loan Rate FEDL01 — U.S. Federal Funds Effective Rate
FRN —

Floating Rate Note. The rate shown is the rate in effect on May 31, 2018, and the date shown is the final maturity date, not the next reset or put date. The rate floats based upon the published reference rate and spread disclosed in the Schedule of Investments.

LLC — Limited Liability Company

US0001M — ICE LIBOR USD 1 Month

US0003M — ICE LIBOR USD 3 Month

USBMMY3M — U.S. Treasury 3 Month Bill Money Market Yield

Financial Statements:

— Amounts designated as “—” are either zero or round to zero

See Notes to Financial Statements.

14

PNC Government Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2018

	Par (000)	Fair Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 55.5%
Federal Farm Credit Bank — 19.0%
Federal Farm Credit Bank
1.970% (FCPR DLY-2.780%), 06/12/18 (FRN)	$100,000	$100,012
1.948% (US0001M+0.000%), 06/21/18 (FRN)	40,000	40,003
2.278% (US0003M-0.053%), 07/09/18 (FRN)	70,000	70,013
1.969% (US0001M+0.040%), 08/10/18 (FRN)	50,000	50,019
1.900% (FCPR DLY-2.850%), 08/10/18 (FRN)	28,000	27,998
1.828% (US0001M-0.140%), 09/28/18 (FRN)	50,000	49,999
1.954% (USBMMY3M+0.050%), 12/05/18 (FRN)	55,000	55,000
1.840% (US0003M-0.195%), 12/07/18 (FRN)	20,000	19,999
1.630% (FCPR DLY-3.120%), 01/02/19 (FRN)	50,000	50,000
1.730% (FCPR DLY-3.020%), 01/14/19 (FRN)	35,000	35,024
2.123% (US0001M+0.170%), 01/22/19 (FRN)	72,787	72,926
2.004% (USBMMY3M+0.100%), 01/25/19 (FRN)	20,000	20,005
1.640% (FCPR DLY-3.110%), 02/01/19 (FRN)	60,000	59,999
1.680% (FCPR DLY-3.070%), 02/20/19 (FRN)	50,000	49,998
1.640% (FCPR DLY-3.110%), 02/28/19 (FRN)	35,000	34,999
1.788% (US0001M-0.135%), 03/08/19 (FRN)	20,000	19,999
1.911% (US0003M-0.160%), 03/12/19 (FRN)	25,000	24,999
1.808% (US0001M-0.110%), 03/12/19 (FRN)	35,000	35,000
1.849% (US0001M-0.060%), 04/03/19 (FRN)	50,000	50,027
1.710% (FEDL01+0.010%), 04/24/19 (FRN)	15,200	15,205
1.690% (FCPR DLY-3.060%), 04/25/19 (FRN)	45,000	44,996
1.783% (US0001M-0.135%), 06/13/19 (FRN)	45,000	44,954
1.675% (FEDL01-0.025%), 06/18/19 (FRN)	57,000	57,000
1.940% (US0001M-0.025%), 06/24/19 (FRN)	40,000	40,000
1.843% (US0001M-0.085%), 07/09/19 (FRN)	50,000	50,000
1.828% (US0001M-0.090%), 07/12/19 (FRN)	30,000	29,997
1.823% (US0001M-0.100%), 10/08/19 (FRN)	50,000	49,985
1.809% (US0001M-0.100%), 12/02/19 (FRN)	75,000	74,962
1.830% (FCPR DLY-2.920%), 02/10/20 (FRN)	50,000	49,992
Federal Farm Credit Bank (DN)
1.690%, 06/06/18	25,000	24,994
1.707%, 06/26/18	67,000	66,921
1.750%, 07/03/18	35,000	34,946
1.760%, 07/05/18	35,000	34,942
1.750%, 07/10/18	15,000	14,972
1.730%, 07/11/18	25,000	24,952
1.740%, 07/12/18	35,000	34,931
1.790%, 07/13/18	45,000	44,907
1.861%, 07/26/18	55,000	54,844
1.790%, 07/31/18	15,000	14,956
1.780%, 08/01/18	32,000	31,904
1.830%, 08/02/18	35,000	34,890
1.810%, 08/03/18	35,000	34,890
1.950%, 09/10/18	25,000	24,864

	Par (000)	Fair Value (000)

1.950%, 09/19/18	$40,000	$39,764
1.933%, 09/24/18	40,000	39,755
1.940%, 09/25/18	20,000	19,876
1.990%, 10/04/18	30,000	29,795
2.040%, 01/03/19	20,000	19,759
2.170%, 03/19/19	25,000	24,572

		1,974,544

Federal Home Loan Bank — 28.4%
Federal Home Loan Bank
1.737% (US0001M-0.170%), 06/01/18 (FRN)	110,600	110,600
1.871% (US0003M-0.200%), 06/11/18 (FRN)	80,000	80,000
1.783% (US0001M-0.135%), 06/12/18 (FRN)	25,000	25,000
1.828% (US0001M-0.140%), 06/26/18 (FRN)	50,000	50,000
1.774% (US0001M-0.135%), 07/02/18 (FRN)	35,000	35,000
1.789% (US0001M-0.130%), 07/13/18 (FRN)	50,000	50,000
1.798% (US0001M-0.150%), 07/19/18 (FRN)	50,000	50,000
1.774% (US0001M-0.145%), 08/15/18 (FRN)	90,000	89,997
1.818% (US0001M-0.130%), 08/20/18 (FRN)	40,000	40,000
1.846% (US0001M-0.115%), 08/23/18 (FRN)	40,000	40,000
1.843% (US0001M-0.125%), 08/27/18 (FRN)	40,000	39,999
1.853% (US0001M-0.115%), 08/28/18 (FRN)	50,000	50,005
1.793% (US0001M-0.130%), 09/05/18 (FRN)	70,000	70,000
1.808% (US0001M-0.120%), 09/07/18 (FRN)	50,000	50,000
1.814% (US0001M-0.115%), 09/11/18 (FRN)	50,000	50,000
1.798% (US0001M-0.120%), 09/13/18 (FRN)	50,000	50,000
1.787% (US0001M-0.120%), 10/01/18 (FRN)	35,000	35,000
1.783% (US0001M-0.135%), 10/12/18 (FRN)	40,000	40,000
1.794% (US0001M-0.140%), 10/16/18 (FRN)	50,000	50,000
1.813% (US0001M-0.135%), 10/19/18 (FRN)	25,000	25,000
1.769% (US0001M-0.140%), 11/02/18 (FRN)	40,000	40,000
1.979% (US0003M-0.390%), 11/07/18 (FRN)	80,000	80,000
1.833% (US0001M-0.090%), 11/08/18 (FRN)	60,750	60,755
1.788% (US0001M-0.135%), 11/08/18 (FRN)	60,000	60,000
1.838% (US0001M-0.090%), 11/09/18 (FRN)	40,000	40,000
1.824% (US0001M-0.105%), 12/11/18 (FRN)	75,000	75,000
1.818% (US0001M-0.100%), 12/13/18 (FRN)	50,000	50,000
1.820% (US0001M-0.115%), 12/18/18 (FRN)	55,000	55,000
1.833% (US0001M-0.135%), 12/27/18 (FRN)	45,000	45,001
1.807% (US0001M-0.110%), 01/04/19 (FRN)	35,000	35,000
1.828% (US0001M-0.090%), 01/14/19 (FRN)	25,000	25,008
1.878% (US0001M-0.090%), 01/25/19 (FRN)	30,000	30,000
1.837% (US0001M-0.080%), 02/04/19 (FRN)	40,000	40,000
2.003% (US0003M-0.360%), 02/08/19 (FRN)	50,000	50,000
1.843% (US0001M-0.110%), 02/22/19 (FRN)	75,000	75,000
1.839% (US0001M-0.080%), 03/15/19 (FRN)	55,000	55,000
1.808% (US0001M-0.115%), 04/05/19 (FRN)	50,000	50,000
1.991% (US0003M-0.340%), 04/09/19 (FRN)	40,000	40,000
1.829% (US0001M-0.090%), 04/15/19 (FRN)	70,000	70,000
1.848% (US0001M-0.080%), 07/09/19 (FRN)	35,000	35,000
1.863% (US0001M-0.090%), 07/22/19 (FRN)	55,000	55,000
Federal Home Loan Bank (DN)
1.690%, 06/01/18	35,000	35,000
1.680%, 06/07/18	10,600	10,597
1.680%, 06/12/18	25,000	24,987
1.700%, 06/18/18	30,000	29,976
1.733%, 06/22/18	74,390	74,315
1.725%, 06/25/18	80,000	79,908
1.754%, 06/27/18	65,000	64,918
1.829%, 07/05/18	89,948	89,802
1.850%, 07/11/18	35,040	34,968

See Notes to Financial Statements.

15

PNC Government Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2018

	Par (000)	Fair Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — continued
Federal Home Loan Bank — continued
1.865%, 07/12/18	$100,000	$99,806
1.841%, 07/13/18	58,876	58,750
1.870%, 07/20/18	50,000	49,873
1.870%, 07/24/18	36,095	35,996
1.860%, 07/27/18	25,000	24,928
1.857%, 08/01/18	44,600	44,461
1.910%, 10/03/18	32,586	32,374
1.850%, 10/29/18	22,723	22,550
1.820%, 11/19/18	35,000	34,701

		2,944,275

Federal Home Loan Mortgage Corporation — 4.4%
Federal Home Loan Mortgage Corporation
1.748% (US0001M-0.170%), 06/14/18 (FRN)	50,000	50,000
1.788% (US0001M-0.160%), 07/19/18 (FRN)	45,000	45,000
2.109% (US0003M-0.250%), 07/24/18 (FRN)	26,700	26,699
0.850%, 07/27/18	40,000	39,975
1.768% (US0001M-0.150%), 02/12/19 (FRN)	40,000	40,000
2.156% (US0003M-0.165%), 07/05/19 (FRN)	30,000	30,050
1.823% (US0001M-0.100%), 08/08/19 (FRN)	50,000	50,000
Federal Home Loan Mortgage Corporation (DN)
1.810%, 07/18/18	30,000	29,929
1.826%, 07/23/18	88,100	87,868
1.820%, 07/30/18	25,000	24,926
1.930%, 09/19/18	30,000	29,824

		454,271

Federal National Mortgage Association — 3.7%
Federal National Mortgage Association (DN)
1.670%, 06/13/18	57,732	57,700
1.740%, 06/20/18	18,750	18,733
1.700%, 06/25/18	30,000	29,966
1.760%, 06/27/18	25,000	24,968
1.730%, 07/03/18	30,000	29,954
1.820%, 07/09/18	30,000	29,943
1.720%, 07/11/18	37,536	37,465
1.780%, 07/18/18	25,000	24,942
1.900%, 08/15/18	40,000	39,842
1.903%, 08/22/18	65,222	64,941
1.910%, 08/29/18	25,000	24,883

		383,337

Total U.S. Government Agency Obligations (Cost $5,756,427)		5,756,427
U.S. TREASURY OBLIGATIONS — 12.1%
U.S. Treasury Bills† — 11.3%
1.650%, 06/07/18	35,000	34,990
1.733%, 06/14/18	40,000	39,975
1.688%, 06/21/18	40,000	39,962
1.760%, 06/28/18	95,000	94,878
1.773%, 07/05/18	100,000	99,844
1.780%, 07/12/18	45,000	44,916
1.806%, 07/19/18	75,000	74,824
1.713%, 07/26/18	25,000	24,931
1.815%, 08/02/18	110,000	109,660
1.791%, 08/09/18	145,000	144,507
1.821%, 08/16/18	140,000	139,468
1.870%, 08/23/18	80,000	79,665
1.833%, 08/30/18	40,000	39,812

	Par (000)	Fair Value (000)

1.900%, 09/20/18	$30,000	$29,827
1.910%, 09/27/18	105,000	104,355
1.880%, 10/04/18	50,000	49,677
2.026%, 11/08/18	25,000	24,778

		1,176,069

U.S. Treasury Notes — 0.8%
1.000%, 08/15/18	50,000	49,932
2.074% (USBMMY3M+0.170%), 10/31/18 (FRN)	35,000	35,025

		84,957

Total U.S. Treasury Obligations (Cost $1,261,026)		1,261,026

	Number of Shares
MONEY MARKET FUNDS — 0.7%
Invesco Government & Agency Portfolio, Institutional Class 1.640% (A)	1,000,000	1,000
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 1.661% (A)	68,379,232	68,379

Total Money Market Funds (Cost $69,379)		69,379

	Par (000)	Fair Value (000)
REPURCHASE AGREEMENTS†† — 30.8%

Deutsche Bank Securities Inc.

1.780% (dated 05/31/18, due 06/01/18, repurchase price $60,002,967, collateralized by U.S. Treasury Inflation Indexed Bond, 1.750%, due 01/15/28, total value $61,200,030)	$60,000	$60,000

Goldman Sachs & Co.

1.790% (dated 05/31/18, due 06/01/18, repurchase price $800,039,778, collateralized by Federal Home Loan Mortgage Corporation Bonds, Federal National Mortgage Association Bonds and U.S. Treasury Bond, 2.500% to 7.500%, due 09/01/24 to 02/01/48, total value $816,000,000) (B)	800,000	800,000

1.720% (dated 05/30/18, due 06/06/18, repurchase price $150,050,167, collateralized by Federal Home Loan Mortgage Corporation Bonds, Federal National Mortgage Association Bonds and Government National Mortgage Association Bonds, 2.500% to 7.500%, due 09/01/19 to 06/01/47, total value $153,000,000) (B)	150,000	150,000

See Notes to Financial Statements.

16

	Par (000)	Fair Value (000)
REPURCHASE AGREEMENTS†† — continued
HSBC Securities USA

1.780% (dated 05/31/18, due 06/01/18, repurchase price $450,022,250, collateralized by Federal National Mortgage Association Bonds, 3.500% to 6.000%, due 02/01/35 to 10/01/47, total value $459,003,309) (C)	$450,000	$450,000

1.710% (dated 05/30/18, due 06/06/18, repurchase price $200,066,500, collateralized by U.S. Treasury Note, 1.125%, due 01/15/21, total value $204,003,944) (C)	200,000	200,000

1.720% (dated 05/30/18, due 06/07/18, repurchase price $125,047,778, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bond, 3.000% to 4.500%, due 02/01/32 to 10/01/47, total value $127,502,998) (C)	125,000	125,000

Merrill Lynch Pierce Fenner & Smith 1.780% (dated 05/31/18, due 06/01/18, repurchase price $100,004,944, collateralized by Government National Mortgage Association Bonds, 3.000% to 4.500%, due 07/15/44 to 05/20/48, total value $102,000,001)	100,000	100,000

Mitsubishi UFJ Securities Inc. 1.760% (dated 05/31/18, due 06/01/18, repurchase price $100,004,889, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bonds, 2.500% to 6.000%, due 02/01/24 to 06/01/48, total value $102,004,987)	100,000	100,000

NatWest Markets Securities Inc. 1.780% (dated 05/31/18, due 06/01/18, repurchase price $500,024,722, collateralized by U.S. Treasury Inflation Indexed Bond, U.S. Treasury Bond and U.S. Treasury Notes, 0.125% to 4.500%, due 03/31/19 to 08/15/39, total value $510,003,988)	500,000	500,000

RBC Capital Markets LLC 1.760% (dated 05/31/18, due 06/01/18, repurchase price $175,008,556, collateralized by Federal Home Loan Mortgage Corporation Bonds, Federal National Mortgage Association Bonds and Government National Mortgage Association Bonds, 2.500% to 5.000%, due 03/01/25 to 05/20/48, total value $178,508,727) (D)	175,000	175,000

	Par (000)	Fair Value (000)

1.750% (dated 05/31/18, due 06/01/18, repurchase price $125,006,076, collateralized by U.S. Treasury Inflation Adjusted Note, U.S. Treasury Inflation Indexed Bond and U.S. Treasury Notes, 0.250% to 3.875%, due 12/31/23 to 04/15/29, total value $127,506,227) (D)	$125,000	$125,000

1.720% (dated 05/09/18, due 06/08/18, repurchase price $100,143,333, collateralized by U.S. Treasury Bonds, U.S. Treasury Inflation Bond and U.S. Treasury Notes, 2.000% to 4.375%, due 07/31/22 to 08/15/44, total value $102,146,281) (D)	100,000	100,000

Toronto Dominion Securities LLC

1.780% (dated 05/31/18, due 06/01/18, repurchase price $205,010,136, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bond, 3.500% to 4.000%, due 06/01/47 to 11/01/47, total value $209,100,000) (E)	205,000	205,000

1.720% (dated 05/29/18, due 06/05/18, repurchase price $100,033,444, collateralized by Federal Farm Credit Bank Bonds and Federal National Mortgage Association Bond, 1.250% to 3.250%, due 08/17/21 to 09/14/37, total value $102,000,333) (E)	100,000	100,000

Total Repurchase Agreements (Cost $3,190,000)		3,190,000
TOTAL INVESTMENTS — 99.1% (Cost $10,276,832)*		10,276,832
Other Assets in Excess of Liabilities — 0.9%		92,371
TOTAL NET ASSETS — 100.0%		$10,369,203

*  Also cost for Federal income tax purposes.

†   The rate shown is the effective yield at purchase date.

††  As of May 31, 2018, the total value of repurchase agreements is $3,190,000 (000) and the value of collateral received, excluding excess, is $3,190,000 (000). See Note 2 in Notes to Financial Statements.

(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.
(B)	As of May 31, 2018, the total value of Goldman Sachs & Co. Repurchase Agreements is $950,000 (000) (collateral value of $969,000 (000)).
(C)	As of May 31, 2018, the total value of HSBC Securities USA Repurchase Agreements is $775,000 (000) (collateral value of $790,510 (000)).
(D)	As of May 31, 2018, the total value of RBC Capital Markets LLC Repurchase Agreements is $400,000 (000) (collateral value of $ 408,161 (000)).
(E)	As of May 31, 2018, the total value of Toronto Dominion Securities LLC Repurchase Agreements is $305,000 (000) (collateral value of $311,100 (000)).

See Notes to Financial Statements.

17

PNC Government Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2018

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)

Assets:

Money Market Funds	$69,379	$–	$–	$69,379

Repurchase Agreements	–	3,190,000	–	3,190,000

U.S. Government Agency Obligations	–	5,756,427	–	5,756,427

U.S. Treasury Obligations	–	1,261,026	–	1,261,026

Total Assets - Investments in Securities	$69,379	$10,207,453	$–	$10,276,832

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

18

PNC Treasury Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2018

	Par (000)	Fair Value (000)
U.S. TREASURY OBLIGATIONS — 97.8%
U.S. Treasury Bills† — 76.3%
1.650%, 06/07/18	$125,000	$124,966
1.733%, 06/14/18	120,000	119,928
1.688%, 06/21/18	125,000	124,881
1.760%, 06/28/18	68,000	67,913
1.773%, 07/05/18	45,000	44,930
1.780%, 07/12/18	51,000	50,904
1.806%, 07/19/18	45,000	44,894
1.713%, 07/26/18	45,000	44,883
1.815%, 08/02/18	60,000	59,814
1.791%, 08/09/18	90,000	89,686
1.821%, 08/16/18	70,000	69,729
1.870%, 08/23/18	25,000	24,893
1.833%, 08/30/18	30,000	29,860
1.920%, 09/13/18	15,000	14,918
1.900%, 09/20/18	25,000	24,855
1.910%, 09/27/18	10,000	9,938
1.900%, 10/11/18	10,000	9,931
1.980%, 10/25/18	16,000	15,872
2.000%, 11/01/18	15,000	14,874
2.026%, 11/08/18	12,000	11,893
2.053%, 11/15/18	15,000	14,859
2.082%, 11/23/18	8,000	7,919

		1,022,340

U.S. Treasury Notes — 21.5%
2.078% (USBMMY3M+0.174%), 07/31/18 (FRN)	72,000	72,026
2.074% (USBMMY3M+0.170%), 10/31/18 (FRN)	83,000	83,065
2.044% (USBMMY3M+0.140%), 01/31/19 (FRN)	33,000	33,032
1.974% (USBMMY3M+0.070%), 04/30/19 (FRN)	55,000	55,035
1.952% (USBMMY3M+0.048%), 10/31/19 (FRN)	45,000	45,036

		288,194

Total U.S. Treasury Obligations (Cost $1,310,534)		1,310,534

	Number of Shares	Fair Value (000)
MONEY MARKET FUNDS — 2.3%
BlackRock Treasury Trust Fund Institutional Class, 1.621%†† (A)	500,000	$500
Dreyfus Treasury Securities Cash Management Institutional Shares, 1.620% (A)	29,913,972	29,914

Total Money Market Funds (Cost $30,414)		30,414
TOTAL INVESTMENTS — 100.1%
(Cost $1,340,948)*		1,340,948
Liabilities in Excess of Other Assets — (0.1)%		(1,769)
TOTAL NET ASSETS — 100.0%		$1,339,179

* Also cost for Federal income tax purposes.

† The rate shown is the effective yield at purchase date.

†† Affiliated Holding. See Note 3 in Notes to Financial Statements.

(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.

See Notes to Financial Statements.

19

PNC Treasury Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2018

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:
Money Market Funds	$30,414	$–	$–	$30,414
U.S. Treasury Obligations	–	1,310,534	–	1,310,534

Total Assets - Investments in Securities	$30,414	$1,310,534	$–	$1,340,948

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

20

PNC Treasury Plus Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2018

	Par (000)	Fair Value (000)
U.S. TREASURY OBLIGATIONS — 51.9%
U.S. Treasury Bills† — 33.5%
1.650%, 06/07/18	$2,000	$1,999
1.733%, 06/14/18	15,000	14,991
1.688%, 06/21/18	28,750	28,723
1.760%, 06/28/18	5,000	4,993
1.773%, 07/05/18	13,000	12,980
1.780%, 07/12/18	8,000	7,986
1.806%, 07/19/18	5,000	4,989
1.815%, 08/02/18	10,000	9,969
1.791%, 08/09/18	9,000	8,969
1.821%, 08/16/18	18,000	17,931
1.870%, 08/23/18	4,000	3,983
1.833%, 08/30/18	8,000	7,964
1.920%, 09/13/18	5,000	4,973
1.900%, 09/20/18	4,000	3,977
1.910%, 09/27/18	5,000	4,969
1.980%, 10/25/18	1,500	1,488
2.053%, 11/15/18	5,500	5,448
2.082%, 11/23/18	9,000	8,910
2.050%, 11/29/18	5,000	4,949

		160,191

U.S. Treasury Notes — 18.4%
2.078% (USBMMY3M+0.174%), 07/31/18 (FRN)	5,000	5,002
2.074% (USBMMY3M+0.170%), 10/31/18 (FRN)	3,000	3,002
2.044% (USBMMY3M+0.140%), 01/31/19 (FRN)	24,000	24,024
1.375%, 02/28/19	5,000	4,968
1.974% (USBMMY3M+0.070%), 04/30/19 (FRN)	39,000	39,024
1.952% (USBMMY3M+0.048%), 10/31/19 (FRN)	12,000	12,011

		88,031

Total U.S. Treasury Obligations (Cost $248,222)		248,222

	Number of Shares
MONEY MARKET FUND — 0.5%
Invesco Treasury Portfolio, Institutional Class 1.640% (A)	2,301,764	2,302

Total Money Market Fund (Cost $2,302)		2,302

	Par (000)	Fair Value (000)
REPURCHASE AGREEMENTS†† — 47.7%

Goldman Sachs & Co.

1.780% (dated 05/31/18, due 06/01/18, repurchase price $58,002,868, collateralized by U.S. Treasury Note, 1.125%, due 09/30/21, total value $59,160,050)	$58,000	$58,000

HSBC Securities USA

1.770% (dated 05/31/18, due 06/01/18, repurchase price $50,002,458, collateralized by U.S. Treasury Bond, 3.000%, due 05/15/42, total value $51,004,735)	50,000	50,000

RBC Capital Markets LLC

1.750% (dated 05/31/18, due 06/01/18, repurchase price $50,002,431, collateralized by U.S. Treasury Bond and U.S. Treasury Notes, 2.000% to 3.125%, due 12/31/23 to 08/15/44, total value $51,002,557)	50,000	50,000

Toronto Dominion Securities LLC

1.760% (dated 05/31/18, due 06/01/18, repurchase price $70,003,422, collateralized by U.S. Treasury Note, 1.500%, due 10/31/19, total value $71,400,019)	70,000	70,000

Total Repurchase Agreements (Cost $228,000)		228,000

TOTAL INVESTMENTS — 100.1%
(Cost $478,524)*		478,524
Liabilities in Excess of Other Assets — (0.1)%		(608)
TOTAL NET ASSETS — 100.0%		$477,916

* Also cost for Federal income tax purposes.

† The rate shown is the effective yield at purchase date.

††	As of May 31, 2018, the total value of repurchase agreements is $228,000 (000) and the value of collateral received, excluding excess, is $228,000 (000). See Note 2 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.

See Notes to Financial Statements.

21

PNC Treasury Plus Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2018

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:
Money Market Fund	$2,302	$–	$–	$2,302
Repurchase Agreements	–	228,000	–	228,000
U.S. Treasury Obligations	–	248,222	–	248,222

Total Assets - Investments in Securities	$2,302	$476,222	$–	$478,524

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

22

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PNC Money Market Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2018

	Government Money Market Fund	Treasury Money Market Fund	Treasury Plus Money Market Fund
ASSETS
Investments in non-affiliates at fair value	$7,086,832	$1,340,448	$250,524
Investments in affiliates at fair value	–	500	–
Investments in repurchase agreements at fair value	3,190,000	–	228,000
Cash	100,000	–	–
Receivable for shares of beneficial interest issued	3,110	1,156	–
Dividends and interest receivable	5,899	558	179
Interest from Custodian	672	–	–
Prepaid expenses	29	26	33
Other assets	346	177	89

Total Assets	10,386,888	1,342,865	478,825

LIABILITIES
Payable for shares of beneficial interest redeemed	2,315	1,411	–
Dividends payable:
Class I	12,180	1,372	–
Class A	941	331	–
Institutional Shares	–	–	600
Investment advisory fees payable	1,293	175	61
Shareholder servicing fees payable:
Class A	91	38	–
Administration fees payable	287	58	39
Custodian fees payable	78	10	10
Transfer agent fees payable	12	9	5
Trustees’ deferred compensation payable	346	177	89
Trustees’ fees payable	36	32	31
Other liabilities	106	73	74

Total Liabilities	17,685	3,686	909

TOTAL NET ASSETS	$10,369,203	$1,339,179	$477,916

Investments in non-affiliates at cost	$7,086,832	$1,340,448	$250,524
Investments in affiliates at cost	–	500	–
Investments in repurchase agreements at cost	3,190,000	–	228,000

See Notes to Financial Statements.

24

	Government Money Market Fund	Treasury Money Market Fund	Treasury Plus Money Market Fund
TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$10,369,271	$1,339,241	$477,917

Undistributed (Distributions in Excess of) Net Investment Income	(58)	(53)	(1)

Accumulated Net Realized Gain (Loss) on Investments	(10)	(9)	–

Total Net Assets	$10,369,203	$1,339,179	$477,916

NET ASSET VALUE (In unrounded dollars and shares):
Total Net assets applicable to Class I	$9,530,966,101	$1,026,461,425	N/A

Class I shares outstanding	9,531,149,954	1,026,519,114	N/A

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	N/A

Total Net assets applicable to Class A	$838,232,942	$312,717,337	N/A

Class A shares outstanding	838,226,693	312,739,039	N/A

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	N/A

Total Net assets applicable to Institutional Shares	N/A	N/A	$477,886,196

Institutional Shares outstanding	N/A	N/A	477,891,852

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$1.00

Total Net assets applicable to Advisor Class	$4,436	N/A	N/A

Advisor Class shares outstanding	4,439	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$1.00	N/A	N/A

Total Net assets applicable to Advisor Shares	N/A	N/A	$30,165

Advisor Shares outstanding	N/A	N/A	30,165

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$1.00

Total Net assets applicable to Service Shares(1)	N/A	N/A	$10

Service Shares outstanding	N/A	N/A	10

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$1.00

(1)  At May 31, 2018, net assets of the Service Shares of Treasury Plus Money Market Fund represented seed capital.

See Notes to Financial Statements.

25

PNC Money Market Funds

STATEMENTS OF OPERATION (000)

For the Year Ended May 31, 2018

	Government Money Market Fund	Treasury Money Market Fund	Treasury Plus Money Market Fund(1)
Investment Income:
Dividends	$ 911	$ 209	$ 74
Interest	124,074	15,437	6,528
Income from affiliate	–	6	–
Total Investment Income	124,985	15,652	6,602
Expenses:
Investment advisory fees	14,779	1,841	796
Administration fees	3,156	582	289
Shareholder services fees:
Class A	310	122	–
Transfer agent fees	54	35	31
Custodian fees	188	24	22
Professional fees	210	113	110
Pricing service fees	11	2	2
Printing and shareholder reports	24	17	20
Registration and filing fees	66	52	59
Trustees’ fees	124	101	92
Miscellaneous	116	79	60
Total Expenses	19,038	2,968	1,481
Less:
Earnings credits from custodian(2)	(672)	–	–
Net Expenses	18,366	2,968	1,481
Net Investment Income	106,619	12,684	5,121
Realized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	(10)	(8)	–	*
Net Increase in Total Net Assets Resulting from Operations	$106,609	$12,676	$5,121

*	Amount represents less than $500.
(1)	Figures through February 28, 2018 represent those of PNC Advantage Institutional Money Market Fund, which was reorganized into the Fund effective March 1, 2018.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

26

PNC Money Market Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Government Money Market Fund		Treasury Money Market Fund		Treasury Plus Money Market Fund(1)
	For the Years Ended		For the Years Ended		For the Years Ended

	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017
Investment Activities:
Net investment income	$106,619	$31,490	$12,684	$2,823	$5,121	$1,331
Net realized gain (loss) on investments sold	(10)	61	(8)	1	–	–
Net increase in total net assets resulting from operations	106,609	31,551	12,676	2,824	5,121	1,331
Dividends from net investment income:
Class I	(100,312)	(29,965)	(10,491)	(2,477)	–	–
Class A	(6,221)	(1,507)	(2,185)	(349)	–	–
Advisor Class	–	(18)	–	–	–	–
Institutional Shares	–	–	–	–	(5,114)	(1,330)
Total dividends	(106,533)	(31,490)	(12,676)	(2,826)	(5,114)	(1,330)
Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Class I	10,284,981	12,742,028	1,525,176	1,742,979	–	–
Class A	2,368,075	1,509,922	1,005,296	536,932	–	–
Advisor Class	–	9,659	–	–	–	–
Institutional Shares	–	–	–	–	1,186,883	1,262,461
Advisor Shares	–	–	–	–	30	–
Reinvestment of dividends:
Class I	1,856	406	34	6	–	–
Class A	493	65	283	21	–	–
Advisor Class	–	18	–	–	–	–
Institutional Shares	–	–	–	–	10	5
Total proceeds from shares issued and reinvested	12,655,405	14,262,098	2,530,789	2,279,938	1,186,923	1,262,466
Value of shares redeemed:
Class I	(9,292,436)	(8,982,559)	(1,456,541)	(2,000,262)	–	–
Class A	(1,982,889)	(1,418,881)	(802,443)	(565,522)	–	–
Advisor Class	(4)	(10,544)	–	–	–	–
Institutional Shares	–	–	–	–	(1,252,280)	(1,173,118)
Total value of shares redeemed	(11,275,329)	(10,411,984)	(2,258,984)	(2,565,784)	(1,252,280)	(1,173,118)
Increase (decrease) in net assets from share transactions	1,380,076	3,850,114	271,805	(285,846)	(65,357)	89,348
Total increase (decrease) in net assets	1,380,152	3,850,175	271,805	(285,848)	(65,350)	89,349
Total Net Assets:
Beginning of year	8,989,051	5,138,876	1,067,374	1,353,222	543,266	453,917
End of year*	$10,369,203	$8,989,051	$1,339,179	$1,067,374	$477,916	$543,266

*Including distributions in excess of net investment income	$(58)	$(145)	$(53)	$(61)	$(1)	$(8)

(1)	For the fiscal year ended May 31, 2017 and the period through February 28, 2018, figures represent those of PNC Advantage Institutional Money Market Fund. See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

27

PNC Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. As of May 31, 2018, the Trust offered for sale shares of 24 funds (each referred to as a “Fund,” or collectively as the “Funds”). PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Treasury Plus Money Market Fund (formerly known as PNC Advantage Institutional Treasury Money Market Fund) are each a series of the Trust. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each Class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the Classes are generally subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the PNC Money Market Funds, as defined below, shares of each Class are sold without a sales charge.

As of May 31, 2018, the Trust offered four categories of Funds:

Equity Funds

PNC Balanced Allocation Fund, PNC Emerging Markets Equity Fund, PNC International Equity Fund, PNC International Growth Fund, PNC Multi-Factor All Cap Fund, PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Large Cap Value Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund and PNC Small Cap Fund;

Fixed Income Funds

PNC Bond Fund, PNC Government Mortgage Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund;

Tax Exempt Bond Funds

PNC Intermediate Tax Exempt Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund; and

Money Market Funds

PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Treasury Plus Money Market Fund.

The financial statements presented herein are those of the Money Market Funds. The financial statements of the Equity Funds, Fixed Income Funds and Tax Exempt Bond Funds are not presented herein, but are presented separately.

Fund Reorganization

On November 30, 2017, the Board of Trustees of the Trust (the “Board”) approved an agreement and plan of reorganization pursuant to which PNC Advantage Institutional Treasury Money Market Fund (the “ Target Fund”) would be reorganized into PNC Treasury Plus Money Market Fund (the “Acquiring Fund”), a newly created series of PNC Funds. On March 1, 2018, the Target Fund was reorganized into the Acquiring Fund, which has identical principal investment strategies and is managed by the same investment adviser, PNC Capital Advisors, LLC (the “Adviser”) and portfolio management team. On March 1, 2018, each shareholder received shares of the corresponding class of shares of the Acquiring Fund that equal in number and value the shares of the Target Fund that were held by the shareholder immediately prior to March 1, 2018. In addition, the respective share classes of the Acquiring Fund assumed the performance, financial and other historical information of the Target Fund. Furthermore, the Acquiring Fund held immediately after the reorganization the same portfolio of securities previously held by the Target Fund. Effective March 1, 2018, the Target Fund was no longer offered to the public. The net assets of the Target Fund were transferred at fair value in a tax-free exchange to the Acquiring Fund after the close of business on February 28, 2018.

The operations of the Target Fund were assumed by the Acquiring Fund and are presented in their entirety in the Statement of Operations.

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2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is considered an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

Securities Valuation

Process and Structure

The Board has adopted methods for valuing securities, including in circumstances in which market quotations are not readily available, and has delegated authority to the Adviser to apply those methods in making fair value determinations, subject to Board oversight. The Adviser has appointed its Pricing Committee to perform the valuation functions in accordance with the Trust’s Portfolio Security Pricing and Fair Valuation Policy and Pricing Committee Procedures (the “Procedures”). The Pricing Committee regularly reviews all fair value decisions, including descriptions of methodologies used to determine fair value and a report comparing subsequent actual prices with the prices determined using the Procedures. The Pricing Committee also regularly reviews pricing vendor information, market data and evaluates results of certain reviews in accordance with Rule 2a-7 under the 1940 Act (“Rule 2a-7”) on a quarterly basis. Pricing decisions, processes, and controls over security valuation are also subject to additional internal reviews.

The investments of the Funds, other than investments in other money market funds and repurchase agreements, are valued at amortized cost, which approximates fair value in accordance with Rule 2a-7. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments using available market quotations, or value pursuant to methods approved by the Board. No such investments held on May 31, 2018 were valued using a method other than amortized cost.

Investments in other money market funds are valued at their respective net asset values (“NAV”) as determined by those funds each business day.

Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day.

Hierarchy of Fair Value Inputs

The Trust utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

● Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

● Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

● Level 3 —

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

29

PNC Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 201 8

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Each Fund recognizes transfers into and out of Levels, if any, at the end of the reporting period. The valuation hierarchy of each Fund’s securities as of May 31, 2018 can be found at the end of each Fund’s Schedule of Investments.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Expenses that are common to all of the Funds in the Trust are allocated among the Funds based on a number of factors, including each Fund’s respective average net assets or other appropriate allocation methodologies, such as a fixed or equal allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated using the settled shares method which allocates to each Class based on relative daily net assets, excluding the value of subscriptions receivable. The settled shares allocation methodology is consistent with the Funds’ daily distribution rate calculation methodology. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Repurchase Agreements

Each Fund, with the exception of Treasury Money Market Fund, may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value. Upon an event of default under the Master Repurchase Agreement, if the seller defaults and the value of the collateral security declines or if the seller enters an insolvency proceeding, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral security and recovery of any losses incurred.

At May 31, 2018, certain Funds had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral received exceeded the value of the repurchase agreements as of May 31, 2018.

Master Agreements and Netting Arrangements

Certain Funds are parties to various agreements, including but not limited to Master Repurchase Agreements, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant

30

transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event, default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total fair market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash, U.S. Treasury or U.S. Government agency securities, but can include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk. Details of the counterparties and the collateral as of May 31, 2018 are included in each Fund’s Schedule of Investments.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Trust pursuant to the Advisory Agreement with the Adviser, an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements are voluntary and may be changed or discontinued at any time. Any such waivers and reimbursements are not subject to recoupment by the Adviser. During the fiscal year ended May 31, 2018, there were no fee waivers or expense reimbursements in the Funds. The table below lists the advisory fees that were in effect during the fiscal year ended May 31, 2018.

Annual Rate
Government Money Market Fund	0.15%
Treasury Money Market Fund	0.15%
Treasury Plus Money Market Fund	0.15%

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Advisor Class, Class A, Advisor and Service Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Advisor Class, Class A, Advisor and Service Shares of the Funds in consideration for payment of up to 0.25% of the average daily net assets of each Fund’s Class A and Service Shares and up to 0.10% of the average daily net assets of each Fund’s Advisor Class and Advisor Shares. Total shareholder services fees paid by the PNC Money Market Funds to affiliates of the Adviser for the fiscal year ended May 31, 2018 were $389,740.

Trustees’ Fees

Effective January 1, 2018, for his or her service as a Trustee of the Trust, each Trustee, receives an annual fee of $126,000, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. Each Trustee also receives an annual fee of $4,000 as a member of the Audit Committee. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $10,000 per year for their services in these capacities. Prior to January 1, 2018, each Trustee received an annual fee of $85,000 plus $7,750 for each Board meeting attended in person, and such amount, up to a maximum of $3,750, as may be determined for each special Board meeting attended, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. Each Trustee also received $800 for each Audit Committee meeting attended. The Chairman of the Board received an additional fee of $25,000 per year and the Chairman of the Audit Committee received an additional fee of $10,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, PNC Funds Distributor, LLC (the “Underwriter”), a wholly owned subsidiary of Foreside Financial Group, LLC, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Funds based on a number of factors, including their average daily net assets.

31

PNC Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 201 8

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), which is an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, The Bank of New York Mellon (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust.

BNY Mellon and the Adviser are entitled to an annual fee paid by each Fund, as follows: 0.05% of the Fund’s average aggregate net assets up to $1 billion, 0.03% of the Fund’s average aggregate net assets between $1 billion and $10 billion, and 0.01% of the Fund’s average aggregate net assets in excess of $10 billion. For their services to the PNC Money Market Funds as Co-Administrators during the fiscal year ended May 31, 2018, approximately 0.0110% was allocated to BNY Mellon and approximately 0.0235% was allocated to the Adviser in aggregate. Total fees paid by the PNC Money Market Funds to the Adviser for the fiscal year ended May 31, 2018 were $2,698,225.

BNY Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Affiliated Money Market Funds

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities to purchase shares of other money market funds offered by the Trust, or the money market funds of BlackRock Funds. The Funds will bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fee paid to the Adviser by a PNC money market fund with respect to a Fund’s short-term cash reserves swept into a PNC money market fund. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser’s obligation to waive its advisory fees in connection with such investments. This waiver may be terminated at any time without prior notice.

PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds could be deemed to be affiliates of the Adviser.

The amount invested by PNC Treasury Money Market Fund in BlackRock Treasury Trust Fund remained unchanged during the fiscal year ended May 31, 2018.

Details of affiliated holdings at May 31, 2018 are included in the respective Fund’s Schedule of Investments.

Dividends received from such investment are reported as “Income from affiliate” in the Fund’s Statement of Operations.

4. Custodian, Distribution/12b-1 and Transfer Agent Fees

Custodian Fees

BNY Mellon serves as the Custodian to the Trust. The Custodian fees for the Trust are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and 0.001% of the combined average daily gross assets of the Trust in excess of $10 billion. The Custodian fees are allocated to the Trust based on each Fund’s relative average daily net assets. BNY Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Through an arrangement with BNY Mellon, PNC Government Money Market Fund receives an earnings credit on agreed-upon target uninvested cash balances. The credit is reflected as “Earnings credits from custodian” in the Fund’s Statement of Operations for the fiscal year ended May 31, 2018.

Distribution/12b-1 Fees

For its services to the Trust, the Underwriter receives an annual fee payable directly by the Adviser. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan for Class A Shares. Pursuant to the Class A Shares plan, PNC Government Money Market Fund and PNC Treasury Money Market Fund reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily

32

net assets of those Funds’ Class A Shares. The Board renewed a commitment whereby actual distribution fees for Class A Shares will be no more than 0.00% per annum. This commitment continues through September 28, 2018, at which time the Board will consider whether to renew, revise or discontinue it.

During the fiscal year ended May 31, 2018, the 12b-1 accrual was at an annual rate of 0.00% for each of PNC Government Money Market Fund’s and PNC Treasury Money Market Fund’s Class A Shares.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. Fees are allocated to the Funds based on a number of factors, including number of accounts serviced.

5. Federal Income Taxes

Each Fund is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not threshold is reflected as the largest amount of tax benefit that is greater than 50 percent likely to be realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the fiscal year ended May 31, 2018 and for each Fund’s open tax years (years ended May 31, 2015 through May 31, 2017) and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2018 and May 31, 2017 are shown in the following table:

Ordinary Income (000)
Government Money Market Fund
2018	$98,232
2017	26,869

Treasury Money Market Fund
2018	11,506
2017	2,334

Treasury Plus Money Market Fund
2018	4,779
2017	1,076

As of May 31, 2018, the components of total net assets on a tax basis were as follows:

	Paid-in Capital	Undistributed Ordinary Income	Capital Loss Carryforward	Late-Year Losses Deferred	Other Temporary Differences	Total Net Assets
	(000)	(000)	(000)	(000)	(000)	(000)
Government Money Market Fund	$10,369,271	$115	$ –	$(10)	$(173)	$10,369,203

Treasury Money Market Fund	1,339,241	32	(7)	(2)	(85)	1,339,179

Treasury Plus Money Market Fund	477,917	44	–*	–*	(45)	477,916

*Amount represents less than $500.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation.

The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the accounting treatment of such amounts. To the extent any of these differences are permanent, adjustments are

33

PNC Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 201 8

made to the appropriate components of net assets in the period in which the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2018:

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Losses (000)	Paid-in Capital (000)
Government Money Market Fund	$1	$(1)	$ –
Treasury Money Market Fund	–	8	(8)

At May 31, 2018, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains:

(000)
Treasury Money Market Fund	$7
Treasury Plus Money Market Fund	–*
*Amount represents less than $500.

During the fiscal year ended May 31, 2018, capital loss carryforwards that expired were as follows:

(000)
Treasury Money Market Fund	$8

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred in taxable years beginning on or before December 22, 2010 may be carried forward for eight years and are treated as short-term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., in taxable years beginning after December 22, 2010) be used before pre-enactment net capital loss carryforwards, which increases the likelihood that pre-enactment capital loss carry forwards will expire unused.

6. Certain Principal Risks

An investment in a Fund is subject to a number of risks. Below is a discussion of some, but not all, of the risks of investing in the Funds. Please see the relevant Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

Credit/Counterparty Risk. The values of debt securities and other investments involving an obligation, such as derivative investments or repurchase obligations, may be affected by the ability of the issuer or the respective counterparties to make principal and interest payments or otherwise meet payment obligations to the Fund. If an issuer or counterparty cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Certain obligations issued by U.S. government agencies, authorities, instrumentalities, or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources.

Government Securities Risk. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of securities held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest

34

rates are below or significantly below historical averages. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

Management and Operational Risk. An investment in a Fund is subject to management risk because each Fund is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, the Fund’s counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund’s NAV or processing redemptions.

Each Fund may invest up to 5% of its total net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. Liquid investments made by the Funds may become illiquid after their purchase by the Funds, potentially rapidly and unexpectedly. The Adviser’s determination that an investment should be treated as liquid for purposes of this policy provides no assurance that the investment will not become illiquid at a later time or that the investment will be sold at or near the price at which the Fund has valued the investment. Restricted securities, including securities acquired under the provisions of Rule 144A, are a type of security that may only be resold to certain eligible qualified buyers and may be considered illiquid. Any such security acquired under the provisions of Rule 144A will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

7. Borrowing Arrangements

InterFund Lending

The Trust has received an exemptive order from the SEC that permits the Funds to lend money and borrow money for temporary purposes directly to and from another Fund pursuant to a master interfund lending agreement. The Money Market Funds do not participate in the interfund lending program as borrowing funds or lending funds.

8. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

9. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. There were no material subsequent events identified which required adjustment to, or additional disclosure in, the financial statements.

35

PNC Money Market Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to its portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the website of the Trust at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the first and third fiscal quarters of the Trust. The Form N-Q of the Trust is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the website of the Trust at pncfunds.com, on the SEC’s website at http://www.sec.gov,orthey may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Fund Holdings

A monthly listing of the holdings of each of the PNC Money Market Funds can be found by visiting the website of the Trust at pncfunds.com.

36

PNC Money Market Funds

PNC FUNDS NOTICE OF PRIVACY POLICY & PRACTICES

(Unaudited)

The funds recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s accounts; and

●	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information(2)

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

●	As Authorized – if you request or authorize the disclosure of the information.

●	As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

●	Under Joint Agreements – the funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

We do not share such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The funds require service providers to the funds:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds. If you have any questions concerning this Notice, or about the funds in general, please call: 1-800-622-3863 for PNC Funds.

(1)	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds’ shares.
(2)	The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

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Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza,

Suite 100,

Portland, ME 04101

www.foreside.com

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

Custodian

The Bank of New York Mellon

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

P.O. Box 9795 Providence, RI 02940-9795	PRESORTED STANDARD
U.S. POSTAGE
PAID
BNY MELLON

EQUITY FUNDS
Balanced Allocation Fund
Emerging Markets
Equity Fund
International Equity Fund
International Growth Fund
Multi-Factor All Cap Fund
Multi-Factor Large Cap
Growth Fund
Multi-Factor Large Cap
Value Fund
Multi-Factor Small Cap
Core Fund
Multi-Factor Small Cap
Growth Fund
Multi-Factor Small Cap
Value Fund
Small Cap Fund
FIXED INCOME FUNDS
Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund
TAX EXEMPT BOND FUNDS
Intermediate Tax Exempt
Bond Fund
Maryland Tax Exempt
Bond Fund*
Ohio Intermediate Tax
Exempt Bond Fund*
Tax Exempt Limited Maturity Bond Fund
OTHER PNC FUNDS
MONEY MARKET FUNDS
Government Money Market Fund	This material must be preceded or accompanied by a prospectus.
Treasury Money Market Fund Treasury Plus Money Market Fund (f/k/a PNC Advantage Institutional Treasury Money Market Fund)

You should consider the investment objectives, risks, charges and expenses of the PNC Equity Funds, PNC Fixed Income Funds and PNC Tax Exempt Bond Funds (individually, a “Fund”, collectively, the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

N O T F D I C I N S U R E D 🌑 N O B A N K G U A R A N T E E 🌑 M A Y L O S E V A L U E
* Liquidated on June 8, 2018.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by PNC Funds Distributor, LLC (the “Underwriter”), Three Canal Plaza, Suite 100, Portland, ME 04101. The Underwriter is not affiliated with PCA and is not a bank.

© 2018 The PNC Financial Services Group, Inc. All rights reserved.

Letter to Shareholders			1
Trustees and Officers of the Trust			5
Report of Independent Registered Public Accounting Firm			8
Abbreviations and Definitions for Schedules of Investments and Financial Statements			62
PNC Equity Funds

Expense Tables			49

	Fund Overview	Financial Highlights	Schedule of Investments
Balanced Allocation Fund	9	51	63
Emerging Markets Equity Fund	13	52	73
International Equity Fund	17	53	78
International Growth Fund	21	54	83
Multi-Factor All Cap Fund	25	55	87
Multi-Factor Large Cap Growth Fund	29	56	90
Multi-Factor Large Cap Value Fund	31	57	93
Multi-Factor Small Cap Core Fund	35	58	96
Multi-Factor Small Cap Growth Fund	39	59	99
Multi-Factor Small Cap Value Fund	43	60	102
Small Cap Fund	47	61	105
Statements of Assets and Liabilities			107
Statements of Operations			115
Statements of Changes in Net Assets			119
PNC Fixed Income and Tax Exempt Bond Funds

Expense Tables			151

	Fund Overview	Financial Highlights	Schedule of Investments
Bond Fund	123	153	163
Government Mortgage Fund	125	154	168
Intermediate Bond Fund	127	155	170
Limited Maturity Bond Fund	129	156	176
Total Return Advantage Fund	131	157	180
Ultra Short Bond Fund	133	158	187
Intermediate Tax Exempt Bond Fund	135	159	191
Maryland Tax Exempt Bond Fund	139	160	194
Ohio Intermediate Tax Exempt Bond Fund	143	161	196
Tax Exempt Limited Maturity Bond Fund	147	162	198
Statements of Assets and Liabilities			201
Statements of Operations			207
Statements of Changes in Net Assets			211
Notes to Financial Statements			215
Notice to Shareholders			241
Proxy Voting and Quarterly Schedules of Investments			243

P N C  F u n d s

L E T T E R  T O  S H A R E H O L D E R S

“The U.S. labor market remained strong, as the unemployment rate fell to 3.8%, the lowest level since 2000...”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2018

* Past performance is no guarantee of future results.

References to Fund performance throughout is the performance of Class I Shares.

Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses.

Dear Shareholders:

We are pleased to present this annual report for PNC Equity Funds, PNC Fixed Income Funds and PNC Tax Exempt Bond Funds for the 12 months ended May 31, 2018 (the “annual period”).

The annual period was rewarding for the PNC Equity Funds, but challenging for most PNC Fixed Income Funds and PNC Tax Exempt Funds. Persistently low interest rates, low inflation, and strong corporate earnings created a favorable backdrop for equity markets. The broad U.S. and international equity markets generally advanced during the annual period. Not surprisingly, then, Class I Shares of all eleven PNC Equity Funds generated solid positive absolute returns during the annual period, with nine posting double-digit gains. Additionally, Class I Shares of six of the PNC Equity Funds outperformed their respective benchmark indices. In contrast, the broad taxable and tax-exempt fixed income markets were pressured by benign inflation reports and shifting monetary and fiscal policy during the annual period. Likewise, all six PNC Fixed Income Funds’ Class I Shares and all four PNC Tax Exempt Bond Funds’ Class I Shares posted flat to modestly negative absolute returns.

All that said, we are investors, not traders, and as such, we maintain a long-term perspective and remain disciplined in our investment strategies as we navigate the short-term waves of market uncertainty. We continue to believe that by offering the opportunity to diversify your investments among an array of equity, taxable and tax-exempt fixed income mutual funds, PNC Capital Advisors, LLC (the “Adviser”) may help you and/or your adviser fulfill your individual asset allocation objectives. We seek to enhance our array of investment options by continually and rigorously evaluating fund offerings based on a variety of criteria. This rigor will invariably lead to modifications in PNC Funds’ offerings, as we add, restructure, close or liquidate portfolios. Recent highlights include:

●

Effective after the annual period, at the close of business June 8, 2018, PNC Maryland Tax Exempt Bond Fund and PNC Ohio Intermediate Tax Exempt Bond Fund (together, the “Liquidated Funds”) were liquidated. The Board of Trustees of PNC Funds approved the liquidations after consideration of various factors, including the Liquidated Funds’ lack of scale and limited opportunities for future growth.

●

On June 11, 2018, after the annual period, Class R6 Shares commenced operations in PNC International Equity Fund, PNC Multi-Factor Small Cap Core Fund and PNC Multi-Factor Small Cap Growth Fund. Class R6 Shares are available to eligible plans and eligible investors.

Following a synopsis of the major factors affecting the financial markets during the annual period, you will find the financial statements and schedules of portfolio investments for each of the PNC Funds.

Economic Review

The U.S. economy remained resilient during the annual period, despite continued policy uncertainty, concerns regarding developments on the Korean peninsula and increased trade tensions. In the third quarter of 2017, U.S. gross domestic product (“GDP”) grew at an annualized pace of 3.2%. In the fourth quarter of 2017 and first quarter of 2018, U.S. GDP grew at annualized rates of 2.9% and 2.0%, respectively. U.S. inflation measures remained muted but crept higher. The U.S. labor market remained strong, as the unemployment rate fell to 3.8%, the lowest level since 2000; however, wage growth was only modest, perhaps limited by a small increase in the labor force participation rate. A strong job market boosted consumer confidence, which in turn drove consumption higher and personal savings down to a nearly 10-year low. U.S. existing home sales reached a decade high, and existing home inventories dipped back toward all-time lows. The Tax Cuts and Jobs Act passed in December and remained in focus, as businesses, investors and governments alike assessed the expected near- and longer-term effects of the tax policy changes on economic growth rates.

Globally, synchronized growth continued across both developed and emerging economies, but began showing signs of wear toward the end of the annual period. Emerging market economies in particular started to show signs of vulnerability on renewed U.S. dollar strength in the spring of 2018. Still, both global manufacturing and non-manufacturing purchasing managers’ indices remained in expansionary territory and near multi-year highs.

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The rate of economic growth, both domestically and internationally, slowed as global central banks began withdrawing liquidity and decreasing their balance sheets. Tightening monetary policy began jousting with loose fiscal policy for just the seventh time since World War II. The U.S. Federal Open Market Committee (the “Fed”) increased the targeted federal funds rate three times during the annual period — in June and December 2017 and in March 2018 — and began normalizing its balance sheet in October 2017. The European Central Bank reduced its level of quantitative easing, while the Bank of Japan remained focused on jump-starting inflation.

Heightened trade protectionism during the second half of the annual period proved to be a major concern for investors. The U.S. administration initiated a series of trade tariffs, first on steel and aluminum, and then provisions specifically targeting China. Not only did these actions raise the risk of retaliatory measures by foreign governments, they also introduced uncertainty for businesses and consumers around the world.

Equities

U.S. equity markets, as measured by the Russell Investments Indices, advanced, posting solid positive returns during the annual period. Small-cap stocks led the way, with the Russell 2000® Index returning 20.76%. Large-cap stocks, as represented by the Russell 1000® Index, followed with a return of 14.60%, and mid-cap stocks, as represented by the Russell Midcap® Index, returned 12.67%. Internationally, equity market returns were similarly strong. Developed international equity markets, as measured by the MSCI EAFE Index, returned 7.97%, and emerging markets, as gauged by the MSCI Emerging Markets Index, posted a more robust return of 14.03%, each in U.S. dollar terms.

U.S. and international equity markets performed strongly through most of the annual period on the back of U.S. tax reform benefits, reasonably strong economic activity, rising commodity prices and favorable corporate earnings reports. Market volatility was unusually low. In early February 2018, however, equities sold off globally on market speculation of a faster pace of interest rate hikes by the Fed, exacerbated by solid U.S. labor and inflation data. Volatility spiked before normalizing to its longer-term average on a growing list of concerns, including the new Fed Chair’s hawkish tilt, escalating trade tensions and tariffs, and brewing uncertainty regarding sanctions on Russia and anticipation about a then-potential summit between the leaders of the U.S. and North Korea. Additionally, the technology sector sold off sharply toward the end of the first quarter of 2018, triggered by concerns around data privacy at Facebook. Most U.S. and international equity market indices generated negative returns during the last four months of the annual period. One silver lining to the pullback in equity prices was its effect on valuations, as stocks’ price/earnings ratios, though still elevated, compressed.

Within U.S. equity markets, growth stocks bested value stocks during the annual period across the capitalization spectrum. In large-cap, the Russell 1000® Growth Index gained 21.02%, while the Russell 1000® Value Index rose 8.25%. For mid-cap, the Russell Midcap® Growth Index was up 8.32%, while the Russell Midcap® Value Index increased 8.03%. For small-cap, the Russell 2000® Growth Index was up 25.08%, and the Russell 2000® Value Index appreciated 16.35%.

Fixed Income

The Bloomberg Barclays U.S. Aggregate Bond Index, representing the broad U.S. fixed income market, returned -0.37% for the annual period. Spread, or non-government bond, sectors generally outperformed U.S. Treasury securities, led by high-yield corporate bonds. The U.S. Treasury yield curve, or spectrum of maturities, flattened, as yields on longer-term maturities rose less than yields on shorter-term maturities. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.) The performance of spread sectors was largely supported by continued strength in the global macro environment. Passage of U.S. tax reform legislation and solid corporate earnings were particularly supportive of U.S. corporate credit. However, spread sectors, like the equity markets, were challenged beginning in February 2018, as volatility surged. In April 2018, firmer U.S. inflation data raised market expectations for a faster pace of Fed rate hikes, helping to push the 10-year U.S. Treasury yield past 3% for the first time since 2014 before declining modestly by the end of May 2018. Overall, lower-quality and longer-duration segments of the fixed income market outperformed higher-quality and shorter-duration segments, as investors pushed further into riskier areas of the market in search of yield.

For the annual period overall, the Bloomberg Barclays U.S. Treasury Index returned -0.83%. Rates rose across the spectrum of maturities of the U.S. Treasury yield curve on Fed rate hikes and optimism about the U.S. economy. Two-year Treasury yields rose 112 basis points (A basis point is 1/100th of a percentage point.) to 2.40%. Ten-year Treasury yields rose 62 basis points to 2.83%, and long-term Treasury yields increased 13 basis points to 2.99%. Treasury inflation-protected securities (“TIPS”), as measured by the Bloomberg Barclays U.S. TIPS Index, posted a return of 0.74% during the annual period, boosted into positive territory largely by the increase in oil prices in the second half of the annual period. As was the case for other higher quality securities, securitized bonds and investment-grade corporate bonds generated modestly negative to rather flat returns during the annual period. The Bloomberg Barclays U.S. Mortgage-Backed Securities Fixed Rate Index returned -0.30%; the Bloomberg Barclays Asset-Backed Securities Index gained 0.32%; and the Bloomberg Barclays U.S. Corporate Investment Grade Index returned 0.06% during the annual period. To compare, the Bloomberg Barclays U.S. Corporate High Yield Index returned 2.35%.

The tax-exempt bond market overall outperformed the taxable fixed income market. The Bloomberg Barclays Municipal Bond Index returned 1.11% during the annual period. Early in the annual period, the tax-exempt bond market was supported by a change in tone

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L E T T E R  T O  S H A R E H O L D E R S

“Passage of U.S. tax reform legislation and solid corporate earnings were particularly supportive of U.S. corporate credit.” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2018 surrounding the U.S. administration’s trade and post-election sell-off and waning concerns about the potential for significant economic growth, increased infrastructure spending and higher inflation. Delays in U.S. tax reform further buoyed the municipal bond market. The technical, or supply/demand, environment also remained supportive, as supply was lower than expected and demand was consistently strong. Then, the municipal bond market encountered a significant amount of structural change with the passage of the U.S. tax reform law in December 2017. The law eliminated the ability of municipalities to advance refund their tax-exempt debt. This provision was widely anticipated to effectively reduce tax-exempt new issue supply by 25% to 30% annually — a substantial change to both supply/demand factors and how municipalities manage their borrowing costs. In response, a surge of new issue supply hit the market during the last six weeks of the 2017 calendar year, as issuers rushed to get their refunding deals issued before the new law went into effect. This surge was met by strong demand from investors and broker/dealers in an effort to get positioned both for the strong technical backdrop that seasonally occurs at the beginning of each new year and for the significant drop in supply anticipated by the consensus. The passage of the tax reform bill also led to increased optimism about fiscal stimulus, which drove a spike in U.S. Treasury and municipal yields during the early months of 2018. Following January and February 2018’s steep sell-off, dealer inventories began to decline, as expectations for economic strength became a bit more subdued. This resulted in a more constructive tone in the investment-grade market, which, in turn, led to more stabilized returns in the municipal market during the last few months of the annual period. From a fundamental perspective, generally steady tax revenues and benign default rates supported the municipal bond market throughout the annual period.

Our View Ahead

At the end of the annual period, we expected a continued normalization of market volatility and central bank policy. However, in our view, the uptick in volatility does not necessarily signal the end of this equity market cycle, as we believe the underlying fundamentals of the U.S. economy remain strong. Economic and earnings growth improved; labor markets were tight; and the Fed minutes pointed to anticipated increases in wage growth and inflation. We expect fixed income markets to be determined by inflation expectations and tax reform impacts on issuance. Additionally, we expect major central banks to continue to gradually tighten monetary policy. (On June 13, 2018, after the close of the annual period, the Fed raised interest rates by another quarter percentage point, as widely anticipated, and a majority of Fed policy makers said they now expect a total of four interest rate increases this calendar year.) Ultimately, in our view, it is important to keep in perspective how remarkably calm the past few years have been for stocks and bonds and to view upticks in volatility as a return to historic norms rather than a slide into turmoil.

Vigilance remains paramount. As we move into the second half of 2018, we remain focused on adhering to our investment philosophy and to a disciplined process while continuing to evaluate many economic and market factors, as well as the impacts of various policies and reforms that remain on the agenda of the U.S. administration. Further, geopolitical tensions may present significant challenges and episodic shocks to the markets that could lead to greater global unrest, possibly impacting trade and growth and potentially serving as sources of volatility in the months ahead.

We believe equity markets will likely continue to act favorably on implementation of tax reform, especially given that U.S. corporations will receive more favorable tax treatment on offshore earnings and possible cash repatriation. However, U.S. equities remained fully valued across the capitalization spectrum, in our view, and consensus expectations for 2018 earnings were high at the end of the semi-annual period. Should earnings appear weaker than anticipated or should the U.S. administration’s pro-growth policies appear stalled, then equity market volatility may well heighten. The fixed income market could be vulnerable to faster global economic growth and a reaccelerating inflation forecast, potentially putting upward pressure on U.S. Treasury and municipal interest rates. The municipal market must additionally remain on guard for legislative surprises.

We thank you for being a part of PNC Funds and for maintaining a long-term perspective as a basic tenet of your investment approach. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

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P N C  F u n d s

L E T T E R  T O  S H A R E H O L D E R S

Best Regards,

Aneet Deshpande, CFA	Jennifer E. Spratley
Chief Investment Officer	President
PNC Capital Advisors, LLC	PNC Funds

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

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P N C  F u n d s

T R U S T E E S  A N D  O F F I C E R S  O F  T H E  T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Independent Trustees
Dorothy A. Berry 74	Trustee	Since April 2006	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012; Chairman, Independent Directors Council, 2010-2011.	1 registered investment company consisting of 24 portfolios	Chairman and Trustee, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.
Maryann Bruce 58	Trustee	Since October 2016	President, Turnberry Advisory Group (consulting), 2007-Present; President, Aquila Distributors, Inc., Aquila Investment Management LLC, 2008-2010; President, Evergreen Investments Services, Inc., Evergreen Investments, 1999-2007; President and Chief Executive Officer, Allstate Financial Distributors, Inc., 1998-1999.	1 registered investment company consisting of 24 portfolios

Director, MBIA, Inc. (insurance) until 2017; Director and Chairman of Compensation Committee, Atlanta Life Financial Group (financial services) until 2016; Director, Allianz Global Investors Fund Management LLC (investment management) until 2014.

Calvin G. Butler, Jr. 49	Trustee	Since February 2018	Chief Executive Officer, Baltimore Gas and Electric Co. (“BGE”), 2014-Present; Senior Vice President of regulatory and external affairs, BGE; Senior Vice President of Corporate Affairs, ComEd.	1 registered investment company consisting of 24 portfolios	Director, BGE (utility); Director, RLI Corp. (insurance company); Director, Federal Reserve Bank of Richmond until 2017.
John G. Drosdick 74	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 1996-2008.	1 registered investment company consisting of 24 portfolios

Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company) until 2013; Director, Triumph Group Inc. (aerospace manufacturer); Director, Lincoln Financial Corporation (financial services) until 2005.

Mark Hancock 50	Trustee	Since October 2016	President, The Glenmore Group, LLC (consulting), 2016-present; Managing Director, Goldman Sachs & Co. (asset management), 2008-2015.	1 registered investment company consisting of 24 portfolios	None
L. White Matthews, III 72	Trustee Chairman of the Audit Committee	Since February 2010 From June 2011 to February 2012	Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of (privately held) Constar International Inc. (bottles and packaging manufacturer), 2009-2014; Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003-2007.	1 registered investment company consisting of 24 portfolios

Director, Hyla Inc. (cellphone recycler); Director, Matrixx Initiatives, Inc. (pharmaceuticals) until 2011; Director, PNC Funds, Inc. until 2010; Director (since 2003) and Chairman of the Board of (publicly traded) Imation Corp. (data storage) until May 2015.

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Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Independent Trustees
Edward D. Miller, M.D. 75	Trustee	Since February 2010	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	1 registered investment company consisting of 24 portfolios	Director, EnGeneIC Ltd. (biopharmaceuticals) since January 2016; Director, PNC Funds, Inc. until 2010.
Ashi S. Parikh 52	Trustee	Since February 2018	Retired; Chief Executive Officer and Chief Investment Officer, Ridgeworth Investments, LLC, 2010-2017.	1 registered investment company consisting of 24 portfolios

Director, IWG The Ohio State University Endowment Foundation; Director, Action Ministries, Inc. (poverty relief ); Trustee, Ridgeworth Funds (investment company) until 2017; Director, Ridgeworth Holdings LLC (investment company) until 2017.

Stephen M. Todd 70	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman – Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003-2010.	1 registered investment company consisting of 24 portfolios

Director, Dover Corporation (diversified multi-national manufacturing company); Director, Apergy Corporation (provider of equipment for oil and gas drilling and production); Trustee, Ancora Trust (registered investment company) until 2011.

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T R U S T E E S  A N D  O F F I C E R S  O F  T H E  T R US T

Name, Address Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Officers
Jennifer E. Spratley One East Pratt Street, 5th Floor Baltimore, MD 21202 49	President Vice President	Since June 2014 From March 2010 to June 2014

Managing Director, Administration, PNC Capital Advisors, LLC and PNC Realty Investors, Inc. since 2017; Head of Fund Administration, PNC Capital Advisors, LLC 2007 to 2017; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

				N/A	N/A
Michael Nanosky 1900 East 9th Street, 15th Floor Cleveland, OH 44114 52	Chief Compliance Officer	Since December 2014

Chief Compliance Officer, PNC Funds since 2014; Vice President, Head of Compliance Testing and Monitoring, PNC Capital Advisors, LLC 2010-2014; Chief Compliance Officer, PNC Capital Advisors, LLC and PNC Realty Investors, Inc., 2010-2011; Chief Compliance Officer, CITI Fund Services, 2008-2010.

				N/A	N/A
John F. Kernan 1900 East 9th Street, 14th Floor Cleveland, OH 44114 52	Vice President Treasurer	Since June 2016 Since May 2008

Managing Director and Director of Fund Administration, PNC Capital Advisors, LLC since 2017; Director of Financial Fund Administration, PNC Capital Advisors, LLC 2004 to 2017; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 – 2004.

				N/A	N/A
Thomas R. Rus One East Pratt Street, 5th Floor Baltimore, MD 21202 58	Secretary	Since February 2015

Director of Regulatory Fund Administration, PNC Capital Advisors, LLC since February 2015; Chief Compliance Officer, Institutional Shareholder Services Inc. 2014-2015; Chief Compliance Officer, Kroll Bond Rating Agency, Inc. 2010-2014; Vice President, Chief Compliance Officer and Assistant Secretary, MTB Investment Advisors, Inc. and MTB Funds, 2003-2010.

				N/A	N/A

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Thomas R. Rus.

2With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar year end in the year in which he/she reaches the age of 75 years old. With respect to the term of office for each officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the Board at any regular or special meeting of the Board or the extent permitted by the Board, by the President. In addition, any Trustee or officer may resign at any time by giving written notice to the Trust. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of the twenty-four portfolios of PNC Funds for which PNC Capital Advisors, LLC or any of its affiliates serves as investment adviser.

4Includes directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

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R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D  P U B L I C  A C C O U N T I N G  F I R M

To the shareholders and Board of Trustees of PNC Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Balanced Allocation Fund, PNC Emerging Markets Equity Fund, PNC International Equity Fund, PNC International Growth Fund, PNC Multi-Factor All Cap Fund, PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Large Cap Value Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC Small Cap Fund, PNC Bond Fund, PNC Government Mortgage Fund, PNC Intermediate Bond Fund, PNC Intermediate Tax Exempt Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund, PNC Ultra Short Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund, and PNC Tax Exempt Limited Maturity Bond Fund (collectively the “Funds”) (twenty-one of the twenty-four funds comprising PNC Funds) as of May 31, 2018, the related statements of operations for the year then ended for the Funds, the statements of changes in net assets for the two years in the period then ended for the Funds, and the financial highlights for each of the five years in the period then ended for the Funds, except PNC Emerging Markets Equity Fund and PNC International Growth Fund which are indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting of PNC Funds as of May 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Financial Highlights
PNC Emerging Markets Equity Fund	For the year ended May 31, 2018, and the period from March 31, 2017 (commencement of operations) through May 31, 2017
PNC International Growth Fund	For the years ended May 31, 2018, 2017, and the period from February 29, 2016 (commencement of operations) through May 31, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

July 26, 2018

We have served as the auditor of one or more affiliated investment companies of PNC Funds since 2006.

8

P N C   E q u i t y   F u n d s

B A L A N C E D   A L L O C A T I O N   F U N D   O V E R V I E W   ( U n a u d i t e d )

Michael Coleman

Portfolio Manager

Since 2016

Aneet Deshpande, CFA

Chief Investment Officer

Managing Director,

Multi-Asset Solutions

Since 2016

Martin C. Schulz

Managing Director,

International Equity

Portfolio Manager

Since 2012

Jason Weber, CFA

Portfolio Manager

Since 2016

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small-and mid-capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Balanced Allocation Fund seeks to provide long-term capital appreciation and current income by investing in a diversified portfolio of common stocks, exchange-traded funds (“ETFs”), fixed income securities and cash equivalents with varying asset allocations.

On November 30, 2017, the Board of Trustees of PNC Funds approved the conversion of Class T Shares of PNC Balanced Allocation Fund (the “Fund”) to Class A Shares of the same Fund. The conversion of this share class took place on January 8, 2018.

How did the Fund perform during the annual period?

During the annual period, PNC Balanced Allocation Fund returned 7.39% to Class I Shares investors and 5.43% to Class C Shares investors(1). The Fund’s benchmark, a 60% S&P 500® Index(2) and 40% Bloomberg Barclays U.S. Aggregate Bond Index(3) blend(4), returned 8.35%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 11 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●	The Fund posted solid absolute gains; however, a modest underweight to equity detracted from performance relative to the benchmark.

●	U.S. small-cap equities and growth stocks significantly outperformed the S&P 500® Index during the annual period, while value stocks and international equities underperformed the S&P 500® Index.

●

Within the equity portion of the Fund, exposure to international growth markets through PNC International Growth Fund contributed positively to relative performance. The Fund’s allocation to iShares MSCI EAFE Value ETF, however, detracted from relative results.

●

The Fund’s overweight allocation to U.S. small-cap equities, relative to the benchmark, was additive to overall performance, as U.S. small-cap equities significantly outperformed the S&P 500® Index during the annual period.

●	The fixed income portion of the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the annual period, driven by both selection and allocation effects, buoying relative results.

●

Fixed income delivered negative absolute returns for the annual period. During the annual period, U.S. Treasury yields across the spectrum of maturities moved higher, and the yield curve flattened, meaning the differential in yields between longer- and shorter-term maturities narrowed. Riskier assets outperformed U.S. Treasuries, and lower-quality credits outperformed investment-grade bonds.

●

As of May 31, 2018, the Fund was allocated approximately 59% to equities, 40% to fixed income and 1% to cash, compared to 58% to equities, 40% to fixed income and 2% to cash at the start of the annual period.

●

During the annual period, approximately half of the Fund’s exposure to international growth equities, via PNC International Growth Fund, was reduced in favor of international value, via an investment in iShares MSCI EAFE Value ETF.

9

P N C  E q u i t y  F u n d s

B A L A N C E D  A L L O C A T I O N  F U N D  O V E R V I E W  (U n a u d i t e d)

Portfolio Holdings

Asset Allocation

Equity Securities	59.4%
Fixed Income Securities	39.4
Cash	1.2
100.0%

The tables present portfolio holdings as of May 31, 2018 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Balanced Allocation Fund

Common Stocks	33.0%
Corporate Bonds	16.2
Exchange-Traded Funds	15.4
U.S. Treasury Obligations	10.6
U.S. Government Agency Mortgage-Backed Obligations	9.3
Mutual Fund	8.3
Foreign Common Stocks	2.6
Asset-Backed Securities	2.6
Affiliated Money Market Fund	1.2
Commercial Mortgage-Backed Security	0.5
Municipal Bond	0.2
Other Government and Agency Obligation	0.1
Master Limited Partnership	– *
100.0%
* Amount represents less than 0.1%

10

P N C  E q u i t y  F u n d s

B A L A N C E D  A L L O C A T I O N  F U N D  O V E R V I E W  ( U n a u d i t e d )

	Average Annual Total Returns as of 05/31/18(5)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (7)	Total Net Fund Operating Expenses (7)
Class I Shares	7/10/98	7.39%		5.19%	6.59%	5.17%	5.16%	N/A	N/A		2.00%	1.03%
Class A Shares(1)	7/31/98	2.13%		3.24%	5.31%	4.41%	4.66%	4.75%	1.00	%(6)	2.26%	1.29%
Class C Shares	4/20/00	5.43	%(1)	4.20%	5.59%	4.15%	4.14%	N/A	1.00%		3.00%	2.03%
60/40 Hybrid of the S&P 500® Index/Bloomberg Barclays U.S. Aggregate Bond Index		8.35%		7.19%	8.59%	7.24%	6.07%	N/A	N/A		N/A	N/A
Bloomberg Barclays U.S. Aggregate Bond Index		-0.37%		1.39%	1.98%	3.72%	4.72%	N/A	N/A		N/A	N/A
S&P 500® Index		14.38%		10.98%	12.98%	9.14%	6.46%	N/A	N/A		N/A	N/A
(1)

Performance of Class A assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(4)

The 60/40 Hybrid of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index is a blend of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, as calculated by the Adviser.

(5)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in that Class. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(6)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(7)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month end is available at pncfunds.com.

11

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P N C  E q u i t y  F u n d s

E M E R G I N G  M A R K E T S  E Q U I T Y  F U N D  O V E R V I E W     ( U n a u d i t e d )

Martin C. Schulz

Managing Director,

International Equity

Portfolio Manager

Since 2017

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Emerging Markets Equity Fund seeks to provide long-term capital appreciation by investing at least 80% of its net assets plus any borrowings for investment purposes in a portfolio of equity securities of issuers tied economically to emerging market countries.

How did the Fund perform during the annual period?

During the annual reporting period, PNC Emerging Markets Equity Fund (the “Fund”) returned 19.84% to Class I Shares investors. The Fund’s benchmark, the MSCI Emerging Markets Index(1) (the “Index”), returned 14.03%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 15 for additional detail.

What factors most significantly affected the Fund’s performance during the reporting period?

●

During the annual period, individual security selection and sector allocation decisions overall contributed positively to the Fund’s results relative to the Index. Top-down country allocation as a whole detracted modestly from the Fund’s performance.

●

Security selection contributed most positively within the financials, healthcare, industrials and consumer discretionary sectors. Having an overweighted allocation to healthcare, which was the best-performing sector in the Index during the annual period, helped as well.

●

Partially offsetting these positive contributors was weaker stock selection in the information technology, consumer staples, materials and real estate sectors, which detracted from relative performance. Having an underweighted allocation to energy, which was among the best-performing sectors in the Index during the annual period, and having an allocation to cash during a period when the Index advanced further dampened relative results.

●

From a country perspective, positioning in China and South Korea contributed most positively to the Fund’s results. Positioning in Malaysia, Thailand and Brazil detracted most from the Fund’s relative results. Having exposure to the U.K., which is not a component of the Index and which underperformed the Index during the annual period, also detracted from relative performance.

●

Among individual positions, holdings in Hong Kong-based biopharmaceutical company Sino Biopharmaceutical, South Korea-based bio-healthcare products manufacturer Samsung Biologics and Colombia-based integrated oil company Ecopetrol contributed most positively to the Fund’s relative results during the reporting period.

●

Conversely, Malaysia-based e-services provider My E.G. Services, Hungary-based pharmaceuticals company Chemical Works of Gedeon Richter and Thailand-based printed circuit board manufacturer KCE Electronics detracted most from the Fund’s relative performance during the reporting period.

P N C  E q u i t y  F u n d s

E M E R G I N G  M A R K E T S  E Q U I T Y  F U N D  O V E R V I E W   ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Emerging Markets Equity Fund

China	28.0%
South Korea	13.6
Taiwan	9.6
Hong Kong	4.6
United Arab Emirates	3.4
Hungary	3.3
Thailand	3.3
India	3.1
Eighteen Other Countries	25.0
Affiliated Money Market Fund	6.1
100.0%

P N C  E q u i t y  F u n d s

E M E R G I N G  M A R K E T S  E Q U I T Y  F U N D  O V E R V I E W   ( U n a u d i t e d )

		Total Returns as of 05/31/18(2)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (3)	Total Net Fund Operating Expenses (3)
Class I Shares	3/31/17	19.84%	N/A	N/A	N/A	32.90%	N/A	N/A	2.25%	1.27%
MSCI Emerging Markets Index		14.03%	N/A	N/A	N/A	16.89%	N/A	N/A	N/A	N/A

(1)

The MSCI Emerging Markets Index is designed to measure the performance of growth companies within developed and emerging equity markets, excluding the U.S. and frontier markets. The index is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(2)

The graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(3)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  E Q U I T Y  F U N D  O V E R V I E W  ( U n a u d i t e d )

Martin C. Schulz

Managing Director,

International Equity

Portfolio Manager

Since 1998

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC International Equity Fund seeks to provide long-term capital appreciation by investing in a portfolio of equity securities that is tied economically to a number of countries throughout the world, typically three or more.

How did the Fund perform during the annual period?

During the annual period, PNC International Equity Fund (the “Fund”) returned 14.07% to Class I Shares investors and 12.00% to Class C Shares investors(1). The Fund’s benchmark, the MSCI ACWI ex USA Index(2) (the “Index”), returned 9.67%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 19 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

Effective individual security selection overall contributed most favorably to the Fund’s relative results during the annual period. Top-down sector allocation and country allocation decisions as a whole also added value to the Fund’s relative results, albeit more modestly.

•

Security selection was most effective within the financials, healthcare, consumer discretionary and industrials sectors. Stock selection in and having an overweighted allocation to information technology, the second-best-performing sector in the Index during the annual period, further boosted the Fund’s relative results.

•

Partially offsetting these positive factors was the detracting effect of weaker stock selection in the materials and real estate sectors. Having an underweight to energy, which was the best-performing sector in the Index during the annual period, and having an overweight to healthcare, which lagged the Index during the annual period, detracted from relative performance as well.

•

From a country perspective, individual security selection was most effective within Canada, China, Japan and Germany. Conversely, weaker stock selection in South Korea, Thailand and Norway detracted from Fund results. There were no significant allocation contributors or detractors from a country perspective during the annual period.

•

Among individual positions, Germany-based Internet payment and processing services company Wirecard, China-based educational tutoring services provider TAL Education Group and Canada-based methanol producer Methanex contributed most positively to the Fund’s relative results during the annual period.

•

Conversely, holdings in Japan-based community style website operator Mixi, South Korea-based telecommunications company LG Uplus and Thailand-based printed circuit board manufacturer KCE Electronics detracted most from the Fund’s relative performance during the annual period.

P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  E Q U I T Y  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

International Equity Fund

Japan	12.4%
Germany	11.2
United Kingdom	10.9
France	6.9
South Korea	5.1
Canada	4.5
China	4.2
Sweden	3.7
Twenty-Six Other Countries	36.0
Affiliated Money Market Fund	5.1
100.0%

P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  E Q U I T Y  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	8/1/97	14.07%		7.69%	9.13%	4.66%	5.88%	N/A	N/A		0.95%	0.95%
Class A Shares(1)	8/1/97	7.61%		5.39%	7.59%	3.78%	5.31%	5.50%	1.00	%(4)	1.32%	1.27%
Class C Shares	1/5/00	12.00	%(1)	6.65%	8.10%	3.65%	4.89%	N/A	1.00%		2.80%	1.99%
MSCI ACWI ex USA Index		9.67%		4.74%	5.46%	1.86%	N/A(6)	N/A	N/A		N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The MSCI ACWI ex USA Index, an unmanaged index capturing larger, mid- and small-cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 24 Emerging Markets countries. The index is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the June 8, 2018 Supplement to the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

(6)	The benchmark was launched on January 1, 2001, subsequent to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  G R O W T H  F U N D  O V E R V I E W  ( U n a u d i t e d )

Martin C. Schulz

Managing Director,

International Equity

Portfolio Manager

Since 2016

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC International Growth Fund seeks to provide long-term capital appreciation by primarily investing in a portfolio of equity securities that is tied economically to a number of countries throughout the world, typically three or more.

How did the Fund perform during the annual period?

During the annual period, PNC International Growth Fund (the “Fund”) returned 18.97% to Class I Shares investors and 18.81% to Class A Shares investors(1). The Fund’s benchmark, the MSCI ACWI ex USA Growth Index(2) (the “Index”), returned 11.77%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 23 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

Effective individual security selection overall contributed most favorably to the Fund’s relative results during the annual period. Top-down sector allocation and country allocation decisions as a whole also added value to the Fund’s relative results, albeit more modestly.

●

Security selection contributed most positively within the industrials, healthcare, consumer discretionary, financials and information technology sectors. Having an underweight to consumer staples, which lagged the Index during the annual period, and having an overweight to information technology, the best-performing sector in the Index during the annual period, also added value.

●

Partially offsetting these positive contributors was weaker stock selection in the materials, consumer staples and real estate sectors, which detracted from relative results. Having an overweight to healthcare, which underperformed the Index during the annual period, also detracted from relative performance. Having an allocation to cash during a period when the Index advanced dampened relative results as well.

●

From a country perspective, positioning in China, Japan, Germany and Canada contributed most positively to Fund results. Conversely, positioning in Australia, South Korea, Thailand and Spain detracted most from Fund results.

●

Among individual positions, Germany-based Internet payment and processing services company Wirecard, China-based educational tutoring services provider TAL Education Group and Canada-based athletic clothing retailer Lululemon Athletica contributed most positively to the Fund’s relative results during the annual period.

●

Conversely, holdings in U.S.-based global biotechnology group Shire, U.K.-based consumer products manufacturer Reckitt Benckiser Group and Thailand-based printed circuit board manufacturer KCE Electronics detracted most from the Fund’s relative performance during the annual period.

P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  G R O W T H  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments.

International Growth Fund

Japan	18.8%
China	8.6
France	6.9
United Kingdom	6.9
Germany	6.8
Canada	4.5
Switzerland	4.2
Singapore	4.0
Twenty-One Other Countries	36.3
Affiliated Money Market Fund	3.0
100.0%

P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  G R O W T H  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	2/29/16	18.97%	N/A	N/A	N/A	20.20%	N/A	N/A	3.64%	0.86%
Class A Shares(1)	2/29/16	18.81%	N/A	N/A	N/A	17.11%	5.50%	1.00%(4)	3.90%	1.12%
MSCI ACWI ex USA Growth Index		11.77%	N/A	N/A	N/A	16.74%	N/A	N/A	N/A	N/A

(1)	Performance of Class A Shares assumes the deduction of the maximum sales charge.

(2)

The MSCI All Country World Index (“ACWI”) ex USA Growth Index is designed to measure the performance of growth companies within developed and emerging equity markets, excluding the U.S. and frontier markets. The index is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  A L L  C A P  F U N D  O V E R V I E W  ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds Portfolio Manager Since 2009 Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor All Cap Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of domestic small-, mid-, and large-cap companies.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor All Cap Fund (the “Fund”) returned 17.03% to Class I Shares investors and 14.89% to C Shares investors(1). The Fund’s benchmark, the Russell 3000® Index(2) (the “Index”), returned 15.06%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 27 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

Growth factors — both price and earnings momentum — showed strength during the annual period, while value factors and stability of earnings factors were comparatively weaker. Collectively, these factors contributed mildly positive alpha during the annual period. (The excess return of a fund relative to the return of the benchmark is a fund’s alpha.)

•	The Fund posted solid absolute returns and outperformed the Index during the annual period, driven by both effective sector allocation and stock selection overall in rather equal parts.

•

Individual security selection within the industrials, healthcare, materials and consumer staples sectors contributed most positively to the Fund’s relative results. Having an underweighted allocation to consumer staples, which was the worst-performing sector in the Index during the annual period, also contributed positively.

•

Only partially offsetting these positive contributors was weaker stock selection in the energy and consumer discretionary sectors, which detracted from relative results. Having an underweighted allocation to information technology, which was the best-performing sector in the Index during the annual period, also detracted from relative performance.

•

Among the biggest positive individual contributors to returns included Israel-based solar power optimization and solutions provider SolarEdge Technologies, coal mining services provider Warrior Met Coal and home builder LGI Homes.

•

The biggest individual detractors from relative performance included semiconductor company Cirrus Logic and fiber-optic networking products manufacturer Applied Optoelectronics. Having an underweighted allocation to the strongly performing information technology giant Apple also dampened relative results.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  A L L  C A P  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments.

Multi-Factor All Cap Fund

Consumer Discretionary	23.9%
Industrials	17.4
Information Technology	15.8
Financials	15.0
Materials	10.0
Healthcare	5.7
Consumer Staples	3.8
Master Limited Partnerships	3.6
Energy	1.6
Real Estate	1.4
Exchange-Traded Fund	1.1
Affiliated Money Market Fund	0.7
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  A L L  C A P  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	8/1/97	17.03%		8.57%	12.24%	7.54%	6.68%	N/A	N/A		1.93%	0.65%
Class A Shares(1)	8/1/97	10.36%		6.29%	10.70%	6.58%	6.08%	5.50%	1.00	%(4)	2.23%	0.95%
Class C Shares	1/20/00	14.89	%(1)	7.54%	11.18%	6.42%	5.62%	N/A	1.00%		2.93%	1.65%
Russell 3000® Index		15.06%		10.72%	12.85%	9.21%	7.42%	N/A	N/A		N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 3000® Index, an unmanaged index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C   E q u i t y  F u n d s

M U L T I - F A C T O R  L A R G E  C A P  G R O W T H  F U N D  O V E R V I E W  ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds Portfolio Manager Since 2009 Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Large Cap Growth Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of growth-oriented domestic large-cap equity securities.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Large Cap Growth Fund (the “Fund”) returned 21.04% to Class I Shares investors and 18.93% to Class C Shares investors(1). The Fund’s benchmark, the Russell 1000® Growth Index(2) (the “Index”), returned 21.02%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 30 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

Growth factors — both price and earnings momentum — showed strength during the annual period, while value factors and stability of earnings factors were comparatively weaker. Collectively, these factors contributed mildly positive alpha during the annual period. (The excess return of a fund relative to the return of the benchmark is a fund’s alpha.)

•

The Fund posted double-digit absolute gains and closely tracked the Index during the annual period. Sector allocation overall contributed positively to the Fund’s relative results during the annual period. Stock selection detracted, albeit modestly, from the Fund’s performance.

•

Having an underweight to consumer staples, which was the weakest-performing sector in the Index during the annual period, and having an overweight to financials, which was the second-best-performing sector in the Index during the annual period, contributed positively. Effective individual stock selection in the consumer staples sector also buoyed Fund results.

•

These positive contributors were offset by stock selection in the consumer discretionary sector, which detracted from relative results. Having an underweighted allocation to information technology, the best-performing sector in the Index during the annual period, also detracted from relative performance. Having a position in cash, albeit modest, during an annual period when the Index advanced also dampened relative results.

•

The biggest positive individual contributors to returns included computer software products and technologies developer Adobe Systems, 3-D graphics processors developer NVIDIA and beauty and cosmetic products manufacturer Estee Lauder.

•

Among the biggest individual detractors from performance was having an underweighted position in the strongly performing e-commerce giant Amazon.com. Overweight positions in biopharmaceutical company Regeneron Pharmaceuticals and flooring manufacturer Mohawk Industries detracted as well.

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Multi-Factor Large Cap Growth Fund

Information Technology	28.4%
Consumer Discretionary	22.7
Industrials	16.1
Healthcare	15.6
Financials	9.2
Materials	3.6
Consumer Staples	1.8
Exchange-Traded Fund	1.0
Affiliated Money Market Fund	0.9
Real Estate	0.7
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  L A R G E  C A P  G R O W T H  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	12/20/89	21.04%		10.83%	14.69%	8.45%	8.34%	N/A	N/A	0.99%	0.66%
Class A Shares(1)	4/15/91	14.19%		8.49%	13.13%	7.57%	7.85%	5.50%	1.00%(4)	1.29%	0.96%
Class C Shares	1/27/00	18.93	%(1)	9.83%	13.73%	7.46%	7.45%	N/A	1.00%	1.99%	1.66%
Russell 1000® Growth Index		21.02%		13.93%	15.69%	10.89%	9.68%	N/A	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Growth Index, an unmanaged index of 1,000 of the largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  L A R G E  C A P  V A L U E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds Portfolio Manager Since 2009 Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Large Cap Value Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of value-oriented, domestic equity securities of large-cap companies.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Large Cap Value Fund (the “Fund”) returned 8.79% to Class I Shares investors and 6.79% to Class C Shares investors(1). The Fund’s benchmark, the Russell 1000® Value Index(2) (the “Index”), returned 8.25%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 33 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

Growth factors — both price and earnings momentum — showed strength during the annual period, while value factors and stability of earnings factors were comparatively weaker. Collectively, these factors contributed mildly positive alpha during the annual period. (The excess return of a fund relative to the return of the benchmark is a fund’s alpha.)

•

The Fund posted solid absolute gains and closely tracked the Index during the annual period. Stock selection overall contributed positively to the Fund’s relative results during the annual period. Sector allocation detracted, albeit modestly, from the Fund’s performance.

•

Effective security selection in the consumer staples, information technology and materials sectors contributed most favorably to the Fund’s results. Having underweighted allocations to utilities and real estate, which each lagged the Index during the annual period, and an overweighted allocation to financials, which outpaced the Index during the annual period, also contributed favorably.

•

Detracting from the Fund’s relative results most was having an underweighted allocation to energy, which was the second-best-performing sector in the Index during the annual period. Stock selection in the consumer discretionary and telecommunication services sectors also dampened the Fund’s relative performance.

•

The most significant individual contributors to performance included semiconductor company Micron Technology, plastic, chemical and fuel products manufacturer LyondellBasell Industries and healthcare facilities and services company Centene.

•

The biggest individual detractor was an overweighted position in home and office products retailer Newell Brands. Having underweighted positions in global financial services and retail banking firm JPMorgan Chase and diversified financial services institution Bank of America, each of which performed strongly during the annual period, also detracted from the Fund’s relative results.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  L A R G E  C A P  V A L U E  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Multi-Factor Large Cap Value Fund

Financials	30.7%
Consumer Discretionary	16.7
Healthcare	12.8
Consumer Staples	8.8
Information Technology	8.7
Industrials	8.3
Materials	8.0
Telecommunication Services	2.7
Affiliated Money Market Fund	1.5
Exchange-Traded Fund	1.0
Energy	0.5
Real Estate	0.3
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  L A R G E  C A P  V A L U E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	7/1/94	8.79%	5.59%	9.29%	5.84%	8.18%	N/A	N/A	0.96%	0.66%
Class A Shares(1)	8/22/94	2.68%	3.36%	7.82%	4.98%	7.64%	5.50%	1.00%(4)	1.26%	0.96%
Class C Shares	1/27/00	6.79%(1)	4.65%	8.38%	4.87%	7.17%	N/A	1.00%	1.96%	1.66%
Russell 1000® Value Index		8.25%	7.45%	10.09%	7.38%	9.81%	N/A	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Value Index, an unmanaged index of 1,000 of the largest U.S. companies with lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

  M U L T I - F A C T O R  S M A L L  C A P  C O R E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Hitesh C. Patel, PhD

Managing Director,

Structured Equity

Portfolio Manager

Since 2005

Investments in small companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Small Cap Core Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of small-cap equity securities that possess both value and growth characteristics.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Small Cap Core Fund (the “Fund”) returned 16.22% to Class I Shares investors and 14.08% to Class C Shares investors(1). The Fund’s benchmark, the Russell 2000® Index(2) (the “Index”), returned 20.76%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 37 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

Historically, the multi-factor systematic approach to stock selection used by the Fund has outperformed in trending markets and in down markets, but market transitions present challenges to the investment team’s process. The equity market exhibited a positive trend during the annual period overall. However, performance was not a steady climb upward. Rather, the market experienced a turbulent whipsaw effect as volatility increased significantly across all market capitalizations from early February 2018 through the end of the annual period, a dramatic change from the unusually low levels of volatility experienced in 2017. While the multi-factor approach we employ continually adjusts the Fund’s stock selection relative to what is happening in the broader market, the rapid fluctuation of market drivers during the annual period proved difficult for the investment team’s process.

●	The Fund’s absolute returns were robust, but individual security selection and sector allocation decisions overall detracted from its performance relative to the Index during the annual period.

●

Detracting most from relative results was security selection within the healthcare, financials, materials and consumer staples sectors. Having a position in cash, albeit modest, during an annual period when the Index advanced also detracted from relative performance.

●

Security selection within information technology and consumer discretionary contributed most positively. There were no significant positive contributors from an allocation perspective during the annual period.

●

The greatest individual detractors from performance included real estate services provider Realogy Holdings, food wholesale and retail distribution services provider SpartanNash and glass packaging products manufacturer Owens-Illinois.

●	The biggest positive individual contributors to performance included biopharmaceutical company Sarepta Therapeutics, horse racing company Churchill Downs and cell products developer Vericel.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  C O R E  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Multi-Factor Small Cap Core Fund

Information Technology	18.9%
Healthcare	16.2
Financials	15.7
Consumer Discretionary	13.3
Industrials	13.0
Materials	7.9
Real Estate	4.5
Energy	4.2
Utilities	2.1
Telecommunication Services	1.9
Affiliated Money Market Fund	1.0
Master Limited Partnership	0.8
Consumer Staples	0.5
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  C O R E  F U N D  O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	9/30/05	16.22%		10.19%	13.15%	10.42%	9.14%	N/A	N/A		0.96%	0.86%
Class A Shares(1)	9/30/05	9.58%		7.84%	11.57%	9.51%	8.37%	5.50%	1.00%	(4)	1.26%	1.16%
Class C Shares(6)	9/30/05	14.08	%(1)	9.26%	12.17%	9.59%	8.49%	N/A	1.00%		1.96%	1.86%
Russell 2000® Index		20.76%		10.98%	12.18%	9.64%	8.78%	N/A	N/A		N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small-capitalization companies based on market capitalization, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

(6)

Class C Shares of the Fund were initially offered from September 30, 2005 (inception) to June 4, 2012, after which C Shares were terminated. The Fund re-commenced offering Class C Shares of the Fund on October 3, 2016. Performance shown between June 5, 2012 and March 31, 2015 represents Class I Shares performance adjusted to reflect the original net fees of 1.95%. Performance between April 1, 2015 and October 2, 2016 reflect expense caps that were lowered across share all classes, and represents Class I Share performance adjusted to reflect the reduced Class C Share expense cap of 1.85%. Performance after October 2, 2016 represents Class C Share performance net of current fund expenses.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  G R O W T H  F U ND  O V E R V I E W  ( U n a u d i t e d )

Hitesh C. Patel, PhD

Managing Director,

Structured Equity

Portfolio Manager

Since 2005

Investments in small companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Small Cap Growth Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of growth-oriented small-cap equity securities.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Small Cap Growth Fund (the “Fund”) returned 20.21% to Class I Shares investors and 18.02% to Class C Shares investors(1). The Fund’s benchmark, the Russell 2000® Growth Index(2) (the “Index”), returned 25.08%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 41 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

Historically, the multi-factor systematic approach to stock selection used by the Fund has outperformed in trending markets and in down markets, but market transitions present challenges to the investment team’s process. The equity market exhibited a positive trend during the annual period overall. However, performance was not a steady climb upward. Rather, the market experienced a turbulent whipsaw effect as volatility increased significantly across all market capitalizations from early February 2018 through the end of the annual period, a dramatic change from the unusually low levels of volatility experienced in 2017. While the multi-factor approach we employ continually adjusts the Fund’s stock selection relative to what is happening in the broader market, the rapid fluctuation of market drivers during the annual period proved difficult for the investment team’s process.

•

The Fund’s absolute returns were robust, but security selection decisions detracted from its performance relative to the Index during the annual period. Sector allocation decisions overall detracted as well from relative results, albeit more modestly.

•

Security selection within the healthcare sector was particularly weak. Security selection within materials and industrials also notably detracted from relative results. Detracting most from a sector allocation perspective was having an overweighted position in utilities, which lagged the Index during the annual period. Having a position in cash, albeit modest, during an annual period when the Index advanced also detracted from relative performance.

•

Partially offsetting these detractors was effective security selection within the information technology and consumer discretionary sectors, which contributed positively. Having an overweighted allocation to healthcare, which was the best-performing sector in the Index during the annual period, and having an underweighted allocation to industrials, which lagged the Index during the annual period, also buoyed relative results.

•

The biggest individual detractors included Owens-Illinois, which is a glass packaging products manufacturer; GrubHub, which operates an online and mobile platform for restaurant pick-up and delivery orders; and Platform Specialty Products, which is a specialty chemicals producer.

•

Top individual contributors to performance included biopharmaceutical company Sarepta Therapeutics, business communications software-as-a-service provider RingCentral and photonics and motion control components developer Novanta.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  G R O W T H  F U N D  O V E R V I E W   ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Multi-Factor Small Cap Growth Fund

Healthcare	25.7%
Information Technology	22.2
Industrials	14.4
Consumer Discretionary	13.6
Financials	7.3
Materials	5.6
Consumer Staples	3.1
Real Estate	2.9
Affiliated Money Market Fund	1.6
Energy	1.6
Master Limited Partnerships	1.2
Telecommunication Services	0.8
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  G R O W T H  F U N D  O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	9/30/05	20.21%		10.72%	13.50%	10.08%	9.16%	N/A	N/A	1.05%	0.85%
Class A Shares(1)	9/30/05	13.41%		8.38%	11.95%	9.19%	8.42%	5.50%	1.00%(4)	1.35%	1.15%
Class C Shares	9/30/05	18.02	% (1)	9.66%	12.42%	9.21%	8.53%	N/A	1.00%	2.05%	1.85%
Russell 2000® Growth Index		25.08%		10.81%	13.33%	10.47%	9.70%	N/A	N/A	N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Growth Index, an unmanaged index of 2,000 small-company stocks that have higher than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  V A L U E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Hitesh C. Patel, PhD

Managing Director,

Structured Equity

Portfolio Manager

Since 2005

Investments in small companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Small Cap Value Fund seeks to provide long-term capital appreciation by investing primarily in stocks of small-cap companies that are believed to be conservatively valued.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Small Cap Value Fund (the “Fund”) returned 14.82% to Class I Shares investors and 12.74% to Class C Shares investors(1). The Fund’s benchmark, the Russell 2000® Value Index(2) (the “Index”), returned 16.35%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 45 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

Historically, the multi-factor systematic approach to stock selection used by the Fund has outperformed in trending markets and in down markets, but market transitions present challenges to the investment team’s process. The equity market exhibited a positive trend during the annual period overall. However, performance was not a steady climb upward. Rather, the market experienced a turbulent whipsaw effect as volatility increased significantly across all market capitalizations from early February 2018 through the end of the annual period, a dramatic change from the unusually low levels of volatility experienced in 2017. While the multi-factor approach we employ continually adjusts the Fund’s stock selection relative to what is happening in the broader market, the rapid fluctuation of market drivers during the annual period proved difficult for the investment team’s process.

•	The Fund’s absolute returns were robust, but sector allocation decisions overall detracted from its relative results during the annual period. Security selection as a whole contributed positively.

•

Detracting significantly from results was having an overweight to telecommunication services, the weakest sector in the Index during the annual period. Security selection within the industrials and energy sectors also detracted from relative performance.

•	Security selection proved most effective within the telecommunication services, information technology and consumer discretionary sectors.

•

The biggest individual detractors included electronics contract manufacturing services provider Sanmina-SCI, technical network services provider Black Box and real estate developer and manager Maui Land & Pineapple.

•

Individual stocks having a positive impact on performance included mortgage insurer NMI Holdings, full service community bank Bank of N.T. Butterfield & Son and Internet marketing and media company QuinStreet.

P N C  E q u i t y F u n d s

M U L T I - F A C T O R  S M A L L  C A P  V A L U E  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Multi-Factor Small Cap Value Fund

Financials	31.8%
Industrials	12.3
Consumer Discretionary	9.6
Information Technology	8.5
Real Estate	8.5
Healthcare	7.2
Utilities	5.5
Energy	5.1
Materials	4.3
Master Limited Partnerships	2.9
Affiliated Money Market Fund	1.7
Consumer Staples	1.5
Telecommunication Services	1.1
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  V A L U E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	7/26/94	14.82%		7.39%	11.10%	8.25%	10.30%	N/A	N/A	1.46%	0.85%
Class A Shares(1)	8/15/94	8.29%		5.11%	9.62%	7.39%	9.73%	5.50%	1.00%(4)	1.76%	1.15%
Class C Shares	1/27/00	12.74	% (1)	6.39%	10.15%	7.25%	9.27%	N/A	1.00%	2.46%	1.85%
Russell 2000® Value Index		16.35%		11.04%	10.96%	8.71%	10.58%	N/A	N/A	N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

S M A L L  C A P  F U N D  O V E R V I E W  ( U n a u d i t e d )

James E. Mineman

Managing Director and

Co-Lead Portfolio

Manager,

Select Equity

Portfolio Manager

Since 2004

Peter A. Roy

Managing Director and

Co-Lead Portfolio

Manager,

Select Equity

Portfolio Manager

Since 2004

Investments in small-capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Small Cap Fund seeks to provide long-term capital appreciation by investing primarily in stocks of U.S. small-cap companies.

How did the Fund perform during the annual period?

During the annual period, PNC Small Cap Fund (the “Fund”) returned 19.78% to Class I Shares investors and 17.56% to Class C Shares investors(1). The Fund’s benchmark, the Russell 2000® Index(2) (the “Index”), returned 20.76%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 48 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

During the period ,the Fund generated double-digit absolute gains. The overall stock selection of the Fund contributed to performance relative to the Index, while sector allocation detracted from the performance relative to the Index.

•

Having an underweighted sector allocation to healthcare, which was the best-performing sector in the Index during the annual period, detracted significantly from the Fund’s relative results. The sector underweight was due to no exposure to the biotechnology industry which makes up approximately forty percent of the healthcare sector weight in the Index. The biotechnology industry was up significantly in the period. Contributing to sector allocation was the lack of exposure to utilities and the REIT industry, which lagged the Index during the annual period. The Fund has no exposure to these sectors and industries, as those types of companies typically do not fit within the investment philosophy and process.

•

Stock selection in industrials, information technology, healthcare and real estate contributed favorably during the annual period. Stock selection within consumer discretionary, financials and materials detracted from investment results during the period.

•

The biggest individual detractors included WageWorks, a leading administrator of tax-advantaged programs for consumer-directed health, commuter and other employee spending account benefits; Dorman Products, which is a supplier of automotive replacement parts; and REV Group, which is a specialty vehicle manufacturer.

•

The most significant positive individual contributors to performance included human resources and business solutions services provider Insperity, specialty finance services provider to automobile dealers Credit Acceptance and food and animal safety products developer Neogen.

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Effective May 17, 2018, the Fund reopened to new investors.

Small Cap Fund

Industrials	29.5%
Financials	24.6
Consumer Discretionary	15.9
Information Technology	10.8
Healthcare	7.6
Real Estate	6.2
Materials	3.9
Affiliated Money Market Fund	1.5
100.0%

P N C  E q u i t y  F u n d s

S M A L L  C A P  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	4/2/04	19.78%		7.04%	9.80%	9.54%	8.57%	N/A	N/A		1.09%	1.00%
Class A Shares(1)	4/2/04	12.97%		4.77%	8.28%	8.63%	7.85%	5.50%	1.00	%(4)	1.34%	1.25%
Class C Shares	4/2/04	17.56	% (1)	6.00%	8.73%	8.47%	7.53%	N/A	1.00%		2.09%	2.00%
Russell 2000® Index		20.76%		10.98%	12.18%	9.64%	8.89%	N/A	N/A		N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small-capitalization companies based on market capitalization, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

E X P E N S E  T A B L E S   ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which are described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period December 1, 2017 to May 31, 2018 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2018. The “Annualized Expense Ratio” does not reflect Acquired Fund Fees and Expenses. If Acquired Fund Fees and Expenses were included, expenses would be higher.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2017 to May 31, 2018).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/17	Ending Account Value 05/31/18	Annual- ized Expense Ratio	Expenses Paid During Period(1)

Balanced Allocation Fund
Actual
Class I	$1,000.00	$1,001.31	0.95%	$4.74
Class A	1,000.00	1,000.63	1.09	5.44
Class C	1,000.00	997.13	1.92	9.56
Hypothetical(2)
Class I	1,000.00	1,020.20	0.95	4.78
Class A	1,000.00	1,019.48	1.09	5.49
Class C	1,000.00	1,015.34	1.92	9.65

Emerging Markets Equity Fund
Actual
Class I	$1,000.00	$1,004.53	1.25%	$6.25
Hypothetical(2)
Class I	1,000.00	1,018.70	1.25	6.29

	Beginning Account Value 12/01/17	Ending Account Value 05/31/18	Annual- ized Expense Ratio	Expenses Paid During Period(1)

International Equity Fund
Actual
Class I	$1,000.00	$1,030.57	0.96%	$4.86
Class A	1,000.00	1,029.85	1.12	5.67
Class C	1,000.00	1,025.49	1.95	9.85
Hypothetical(2)
Class I	1,000.00	1,020.16	0.96	4.84
Class A	1,000.00	1,019.34	1.12	5.64
Class C	1,000.00	1,015.20	1.95	9.80

International Growth Fund
Actual
Class I	$1,000.00	$1,049.63	0.85%	$4.34
Class A	1,000.00	1,048.98	1.02	5.21
Hypothetical(2)
Class I	1,000.00	1,020.69	0.85	4.28
Class A	1,000.00	1,019.85	1.02	5.14

(1)

Expenses are equal to each Class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

	Beginning Account Value 12/01/17	Ending Account Value 05/31/18	Annualized Expense Ratio	Expenses Paid During Period(1)

Multi-Factor All Cap Fund
Actual
Class I	$1,000.00	$1,031.74	0.65%	$3.29
Class A	1,000.00	1,030.98	0.78	3.95
Class C	1,000.00	1,026.87	1.63	8.24
Hypothetical(2)
Class I	1,000.00	1,021.69	0.65	3.28
Class A	1,000.00	1,021.05	0.78	3.93
Class C	1,000.00	1,016.79	1.63	8.20

Multi-Factor Large Cap Growth Fund
Actual
Class I	$1,000.00	$1,043.43	0.65%	$3.31
Class A	1,000.00	1,043.12	0.68	3.46
Class C	1,000.00	1,038.44	1.60	8.13
Hypothetical(2)
Class I	1,000.00	1,021.69	0.65	3.28
Class A	1,000.00	1,021.56	0.68	3.43
Class C	1,000.00	1,016.93	1.60	8.05

Multi-Factor Large Cap Value Fund
Actual
Class I	$1,000.00	$ 987.81	0.65%	$3.22
Class A	1,000.00	987.49	0.70	3.47
Class C	1,000.00	982.98	1.60	7.91
Hypothetical(2)
Class I	1,000.00	1,021.69	0.65	3.28
Class A	1,000.00	1,021.47	0.70	3.53
Class C	1,000.00	1,016.97	1.60	8.05

Multi-Factor Small Cap Core Fund
Actual
Class I	$1,000.00	$1,042.79	0.85%	$4.33
Class A	1,000.00	1,042.00	1.00	5.09
Class C	1,000.00	1,037.36	1.85	9.40
Hypothetical(2)
Class I	1,000.00	1,020.69	0.85	4.28
Class A	1,000.00	1,019.97	1.00	5.04
Class C	1,000.00	1,024.93	1.85	9.34

	Beginning Account Value 12/01/17	Ending Account Value 05/31/18	Annualized Expense Ratio	Expenses Paid During Period(1)

Multi-Factor Small Cap Growth Fund
Actual
Class I	$1,000.00	$1,078.37	0.85%	$4.40
Class A	1,000.00	1,077.60	1.00	5.18
Class C	1,000.00	1,072.72	1.85	9.56
Hypothetical(2)
Class I	1,000.00	1,020.67	0.85	4.28
Class A	1,000.00	1,019.94	1.00	5.04
Class C	1,000.00	1,015.69	1.85	9.30

Multi-Factor Small Cap Value Fund
Actual
Class I	$1,000.00	$1,034.36	0.86%	$4.36
Class A	1,000.00	1,033.94	0.97	4.92
Class C	1,000.00	1,029.41	1.82	9.21
Hypothetical(2)
Class I	1,000.00	1,020.65	0.86	4.33
Class A	1,000.00	1,020.10	0.97	4.89
Class C	1,000.00	1,015.87	1.82	9.15

Small Cap Fund
Actual
Class I	$1,000.00	$1,018.20	0.99%	$4.98
Class A	1,000.00	1,017.56	1.21	6.09
Class C	1,000.00	1,013.04	1.99	9.99
Hypothetical(2)
Class I	1,000.00	1,020.00	0.99	4.99
Class A	1,000.00	1,018.91	1.21	6.09
Class C	1,000.00	1,015.02	1.99	10.00

(1)

Expenses are equal to each Class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Balanced Allocation Fund
	Class I						Class A
	2018	2017	2016	2015	2014		2018		2017	2016	2015	2014
Net Asset Value, Beginning of Year	$13.81	$12.78	$13.81	$13.29	$12.02		$13.84		$12.82	$13.85	$13.34	$12.04
Net Investment lncome(l)	0.18	0.18	0.20	0.18	0.17		0.15		0.13	0.16	0.14	0.14
Capital gain distributions received from affiliated investments	0.01	–	–	–	–		0.01		–	–	–	–
Realized and Unrealized Gain (Loss) on Investments	0.83	1.07	(0.41)	0.53	1.27		0.84		1.08	(0.41)	0.53	1.30
Total from Investment Operations	1.02	1.25	(0.21)	0.71	1.44		1.00		1.21	(0.25)	0.67	1.44
Contributions of Capital by Affiliate(1)	–	–	–	–	–	*(2)	–		–	–	–	–	*(2)
Dividends from Net Investment Income	(0.17)	(0.14)	(0.22)	(0.19)	(0.17)		(0.12)		(0.11)	(0.18)	(0.16)	(0.14)
Distributions from Net Realized Gains	(1.47)	(0.08)	(0.60)	–	–		(1.47)		(0.08)	(0.60)	–	–
Total Distributions	(1.64)	(0.22)	(0.82)	(0.19)	(0.17)		(1.59)		(0.19)	(0.78)	(0.16)	(0.14)
Net Asset Value, End of Year	$13.19	$13.81	$12.78	$13.81	$13.29		$13.25		$13.84	$12.82	$13.85	$13.34

Total Return†	7.39%	9.94%	(1.43)%	5.43%	12.14%		7.22%		9.59%	(1.69)%	5.08%	12.04%

Ratios/Supplemental Data
Net Assets End of Year (000)	$9,848	$13,149	$48,965	$54,649	$57,001		$8,860		$9,375	$9,559	$10,330	$10,822
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.97%	1.00%	1.00%		1.17	%(3)	1.23%	1.24%	1.28%	1.20	%(4)
Ratio of Net Investment Income to Average Net Assets	1.34%	1.35%	1.52%	1.35%	1.32%		1.11	%(3)	0.97%	1.25%	1.07%	1.13	%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.95%	1.42%	1.33%	1.15%	1.15%		2.23%		1.81%	1.60%	1.43%	1.43%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.34%	0.88%	1.16%	1.20%	1.17%		0.06%		0.39%	0.89%	0.92%	0.90%
Portfolio Turnover Rate	57%	88%	64%	43%	55%		57%		88%	64%	43%	55%
	Balanced Allocation Fund
	Class C
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$13.60	$12.62	$13.64	$13.16	$11.91
Net Investment Income(1)	0.05	0.03	0.07	0.05	0.05
Capital gain distributions received from affiliated investments	0.01	–	–	–	–
Realized and Unrealized Gain (Loss) on Investments	0.82	1.08	(0.40)	0.53	1.27
Total from Investment Operations	0.88	1.11	(0.33)	0.58	1.32
Contributions of Capital by Affiliate(1)	–	–	–	–	–	*(2)
Dividends from Net Investment Income	(0.02)	(0.05)	(0.09)	(0.10)	(0.07)
Distributions from Net Realized Gains	(1.47)	(0.08)	(0.60)	–	–
Total Distributions	(1.49)	(0.13)	(0.69)	(0.10)	(0.07)
Net Asset Value, End of Year	$12.99	$13.60	$12.62	$13.64	$13.16

Total Return†	6.38%	8.86%	(2.31)%	4.42%	11.10%

Ratios/Supplemental Data
Net Assets End of Year (000)	$543	$553	$614	$688	$794
Ratio of Expenses to Average Net Assets	1.91%	1.92%	1.91%	1.96%	1.95	%(4)
Ratio of Net Investment Income to Average Net Assets	0.37%	0.27%	0.57%	0.39%	0.39	%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.92%	2.50%	2.27%	2.11%	2.12%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.64)%	(0.31)%	0.21%	0.24%	0.22%
Portfolio Turnover Rate	57%	88%	64%	43%	55%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.08% and 0.02% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

	Emerging Markets Equity Fund
	Class I
	2018	2017(1)
Net Asset Value, Beginning of Period	$ 11.09	$ 10.00
Net Investment Income(2)	0.03	0.03
Realized and Unrealized Gain (Loss) on Investments	2.17	1.04
Total from Investment Operations	2.20	1.07
Payment by Affiliate(2)	–	0.02	(3)
Dividends from Net Investment Income	(0.03)	–
Distributions from Net Realized Gains	(0.03)	–
Total Distributions	(0.06)	–
Net Asset Value, End of Period	$ 13.23	$ 11.09

Total Return	19.84%	10.90	%(3)
Ratios/Supplemental Data
Net Assets End of Period (000)	$13,392	$11,107
Ratio of Expenses to Average Net Assets	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.26%	1.71%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.08%	3.54%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.57)%	(0.58)%
Portfolio Turnover Rate	36%	7%

(1)

Emerging Markets Equity Fund commenced operations on March 31, 2017. All ratios for the fiscal year ended May 31, 2017 have been annualized. Total return for the fiscal year ended May 31, 2017 has not been annualized.

(2)	Per share data calculated using average shares outstanding method.
(3)	During the period ended May 31, 2017, a payment was made by the Adviser to offset a trade error in the Fund. Excluding this item, the total return would have been 10.80% for Class I Shares.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	International Equity Fund
	Class I							Class A
	2018		2017	2016	2015	2014		2018		2017	2016	2015	2014
Net Asset Value, Beginning of Year	$21.90		$18.58	$20.61	$20.45	$17.12		$21.70		$18.42	$20.45	$20.31	$17.00
Net Investment lncome(l)	0.32		0.22	0.24	0.30	0.26		0.25		0.20	0.21	0.24	0.23
Realized and Unrealized Gain (Loss) on Investments	2.76		3.28	(1.90)	0.13	3.36		2.74		3.22	(1.91)	0.12	3.32
Total from Investment Operations	3.08		3.50	(1.66)	0.43	3.62		2.99		3.42	(1.70)	0.36	3.55
Payment by Affiliate(1)	–	*(2)	–	–	–	–		–	*(2)	–	–	–	–
Contributions of Capital by Affiliate(1)	–		–	–	–	–	*(3)	–		–	–	–	–	*(3)
Dividends from Net Investment Income	(0.19)		(0.18)	(0.37)	(0.27)	(0.29)		(0.12)		(0.14)	(0.33)	(0.22)	(0.24)
Total Distributions	(0.19)		(0.18)	(0.37)	(0.27)	(0.29)		(0.12)		(0.14)	(0.33)	(0.22)	(0.24)
Net Asset Value, End of Year	$24.79		$21.90	$18.58	$20.61	$20.45		$24.57		$21.70	$18.42	$20.45	$20.31

Total Return†	14.07	%(2)	19.02%	(8.02)%	2.25%	21.26%		13.86	%(2)	18.70%	(8.31)%	1.85%	20.96%
Ratios/Supplemental Data
Net Assets End of Year (000)	$1,334,669		$995,486	$769,692	$631,411	$591,650		$68,019		$58,740	$33,483	$18,963	$13,920
Ratio of Expenses to Average Net Assets	0.97%		0.98%	0.98%	0.98%	1.04%		1.20	%(4)	1.28%	1.27%	1.27%	1.23	%(5)
Ratio of Net Investment Income to Average Net Assets	1.35%		1.11%	1.31%	1.49%	1.33%		1.04	%(4)	1.05%	1.15%	1.23%	1.22	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.04%		1.06%	1.06%	1.09%	1.18%		1.33%		1.36%	1.35%	1.38%	1.47%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.28%		1.03%	1.23%	1.38%	1.19%		0.91%		0.97%	1.07%	1.12%	0.98%
Portfolio Turnover Rate	33%		32%	19%	29%	31%		33%		32%	19%	29%	31%
	International Equity Fund
	Class C
	2018		2017	2016	2015	2014
Net Asset Value, Beginning of Year	$20.81		$17.66	$19.64	$19.54	$16.40
Net Investment Income (Loss)(1)	0.10		0.01	0.06	0.13	0.23
Realized and Unrealized Gain (Loss) on Investments	2.59		3.14	(1.80)	0.10	3.06
Total from Investment Operations	2.69		3.15	(1.74)	0.23	3.29
Payment by Affiliate(1)	–	*(2)	–	–	–	–
Contributions of Capital by Affiliate(1)	–		–	–	–	–	*(3)
Dividends from Net Investment Income	–	*	– *	(0.24)	(0.13)	(0.15)
Total Distributions	–	*	– *	(0.24)	(0.13)	(0.15)
Net Asset Value, End of Year	$23.50		$20.81	$17.66	$19.64	$19.54

Total Return†	13.00	%(2)	17.86%	(8.87)%	1.32%	20.17%
Ratios/Supplemental Data
Net Assets End of Year (000)	$4,909		$3,108	$3,126	$2,566	$1,662
Ratio of Expenses to Average Net Assets	1.96%		1.96%	1.90%	1.88%	1.89	%(5)
Ratio of Net Investment Income to Average Net Assets	0.46%		0.05%	0.35%	0.66%	1.21	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.03%		2.04%	1.98%	1.99%	2.10%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.39%		(0.03)%	0.27%	0.55%	1.00%
Portfolio Turnover Rate	33%		32%	19%	29%	31%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2018, a payment was made by the Adviser to offset a Brazilian dividend repatriation error in the Fund. The payment, net of the error, had no impact on the total return of the Fund.

(3)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(4)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(5)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.09% and 0.05% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

	International Growth Fund
	Class I			Class A
	2018	2017	2016(1)	2018		2017	2016(1)
Net Asset Value, Beginning of Year	$12.59	$10.92	$10.00	$12.59		$10.91	$10.00
Net Investment Income(2)	0.06	0.07	0.06	0.05		0.04	0.06
Realized and Unrealized Gain (Loss) on Investments	2.32	1.70	0.86	2.31		1.73	0.85
Total from Investment Operations	2.38	1.77	0.92	2.36		1.77	0.91
Dividends from Net Investment Income	(0.07)	(0.08)	–	(0.04)		(0.07)	–
Distributions from Net Realized Gains	(0.11)	(0.02)	–	(0.11)		(0.02)	–
Total Distributions	(0.18)	(0.10)	–	(0.15)		(0.09)	–
Net Asset Value, End of Year	$14.79	$12.59	$10.92	$14.80		$12.59	$10.91

Total Return†	18.97%	16.48%	9.20%	18.81%		16.48%	9.10%
Ratios/Supplemental Data
Net Assets End of Year (000)	$6,199	$6,454	$3,273	$47		$38	$22
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	1.00	%(3)	1.01%	1.12%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.62%	2.41%	0.35	%(3)	0.36%	2.14%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.58%	3.63%	6.48%	2.74%		3.96%	6.75%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.29)%	(2.16)%	(3.22)%	(1.39)%		(2.59)%	(3.49)%
Portfolio Turnover Rate	64%	49%	8%	64%		49%	8%

†	Total return excludes sales charge.
(1)

International Growth Fund commenced operations on February 29, 2016. All ratios for the fiscal year ended May 31, 2016 have been annualized. Total return for the fiscal year ended May 31, 2016 has not been annualized.

(2)	Per share data calculated using average shares outstanding method.
(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.01% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Multi-Factor All Cap Fund
	Class I							Class A
	2018	2017		2016	2015	2014		2018		2017		2016	2015	2014
Net Asset Value, Beginning of Year	$18.80	$17.20		$17.52	$15.11	$12.82		$18.40		$16.83		$17.15	$14.81	$12.56
Net Investment lncome(1)	0.17	0.17		0.21	0.14	0.12		0.12		0.12		0.16	0.09	0.10
Realized and Unrealized Gain (Loss) on Investments	3.01	1.57		(0.34)	2.41	2.30		2.95		1.53		(0.32)	2.36	2.24
Total from Investment Operations	3.18	1.74		(0.13)	2.55	2.42		3.07		1.65		(0.16)	2.45	2.34
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)	–		–		–	–	–	*(2)
Dividends from Net Investment Income	(0.20)	(0.14)		(0.19)	(0.14)	(0.13)		(0.17)		(0.08)		(0.16)	(0.11)	(0.09)
Total Distributions	(0.20)	(0.14)		(0.19)	(0.14)	(0.13)		(0.17)		(0.08)		(0.16)	(0.11)	(0.09)
Net Asset Value, End of Year	$21.78	$18.80		$17.20	$17.52	$15.11		$21.30		$18.40		$16.83	$17.15	$14.81

Total Return†	17.03%	10.17%		(0.74)%	16.96%	19.00%		16.77%		9.86%		(0.95)%	16.61%	18.74%
Ratios/Supplemental Data
Net Assets End of Year (000)	$6,653	$8,926		$24,315	$23,527	$21,865		$2,496		$2,428		$3,674	$2,860	$2,784
Ratio of Expenses to Average Net Assets	0.65%	0.87%		0.91%	0.94%	0.94%		0.88	%(3)	1.15%		1.18%	1.21%	1.11	%(4)
Ratio of Net Investment Income to Average Net Assets	0.81%	0.92%		1.26%	0.84%	0.89%		0.58	%(3)	0.66%		0.94%	0.57%	0.71	%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.24%	1.45%		1.29%	1.25%	1.16%		2.57%		1.74%		1.56%	1.52%	1.43%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.78)%	0.34%		0.88%	0.53%	0.67%		(1.11)%		0.07%		0.56%	0.26%	0.39%
Portfolio Turnover Rate	220%	134	%(5)	57%	61%	69%		220%		134	%(5)	57%	61%	69%
	Multi-Factor All Cap Fund
	Class C
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$16.93	$15.53		$15.89	$13.76	$11.68
Net Investment Income (Loss)(1)	(0.02)	(0.01)		0.05	(0.02)	–
Realized and Unrealized Gain (Loss) on Investments	2.70	1.43		(0.32)	2.20	2.09
Total from Investment Operations	2.68	1.42		(0.27)	2.18	2.09
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)
Dividends from Net Investment Income	(0.12)	(0.02)		(0.09)	(0.05)	(0.01)
Total Distributions	(0.12)	(0.02)		(0.09)	(0.05)	(0.01)
Net Asset Value, End of Year	$19.49	$16.93		$15.53	$15.89	$13.76

Total Return†	15.89%	9.14%		(1.68)%	15.83%	17.92%
Ratios/Supplemental Data
Net Assets End of Year (000)	$151	$256		$261	$260	$155
Ratio of Expenses to Average Net Assets	1.63%	1.85%		1.84%	1.92%	1.85	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13)%	(0.06)%		0.33%	(0.14)%	(0.02	)%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	3.21%	2.47%		2.22%	2.22%	2.13%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.71)%	(0.68)%		(0.05)%	(0.44)%	(0.30)%
Portfolio Turnover Rate	220%	134	%(5)	57%	61%	69%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.10% and 0.05% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

(5)

During the fiscal year ended May 31, 2017, the portfolio turnover rate increased as a result of the change in the Fund’s investment strategy and employment of a multi-factor process in stock selection.

See Notes to Financial Statements.

	Multi-Factor Large Cap Growth Fund
	Class I							Class A
	2018	2017		2016	2015	2014		2018		2017		2016	2015	2014
Net Asset Value, Beginning of Year	$32.68	$28.43		$29.47	$25.03	$20.42		$32.03		$27.89		$28.92	$24.58	$20.02
Net Investment Income(1)	0.18	0.17		0.23	0.13	0.12		0.12		0.09		0.16	0.05	0.09
Realized and Unrealized Gain (Loss) on Investments	6.69	4.30		(1.08)	4.42	4.63		6.55		4.20		(1.07)	4.33	4.54
Total from Investment Operations	6.87	4.47		(0.85)	4.55	4.75		6.67		4.29		(0.91)	4.38	4.63
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)	–		–		–	–	–	*(2)
Dividends from Net Investment Income	(0.19)	(0.22)		(0.19)	(0.11)	(0.14)		(0.01)		(0.15)		(0.12)	(0.04)	(0.07)
Total Distributions	(0.19)	(0.22)		(0.19)	(0.11)	(0.14)		(0.01)		(0.15)		(0.12)	(0.04)	(0.07)
Net Asset Value, End of Year	$39.36	$32.68		$28.43	$29.47	$25.03		$38.69		$32.03		$27.89	$28.92	$24.58

Total Return†	21.04%	15.83%		(2.89)%	18.20%	23.31%		20.83%		15.46%		(3.15)%	17.84%	23.16%
Ratios/Supplemental Data
Net Assets End of Year (000)	$86,035	$75,156		$69,130	$82,360	$53,738		$15,685		$14,591		$27,037	$15,403	$12,973
Ratio of Expenses to Average Net Assets	0.65%	0.87%		0.93%	0.98%	0.98%		0.81	%(3)	1.14%		1.21%	1.26%	1.08	%(4)
Ratio of Net Investment Income to Average Net Assets	0.50%	0.57%		0.81%	0.46%	0.53%		0.34	%(3)	0.31%		0.59%	0.17%	0.43	%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.02%	1.12%		1.09%	1.04%	1.11%		1.32%		1.41%		1.39%	1.33%	1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.13%	0.32%		0.65%	0.40%	0.40%		(0.17)%		0.04%		0.41%	0.10%	0.12%
Portfolio Turnover Rate	169%	131	%(5)	81%	63%	70%		169%		131	%(5)	81%	63%	70%
	Multi-Factor Large Cap Growth Fund
	Class C
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$29.05	$25.33		$26.31	$22.44	$18.31
Net Investment Income (Loss)(l)	(0.15)	(0.10)		(0.01)	(0.10)	(0.01)
Realized and Unrealized Gain (Loss) on Investments	5.94	3.82		(0.97)	3.97	4.14
Total from Investment Operations	5.79	3.72		(0.98)	3.87	4.13
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)
Net Asset Value, End of Year	$34.84	$29.05		$25.33	$26.31	$22.44

Total Return†	19.93%	14.69%		(3.69)%	17.20%	22.56%
Ratios/Supplemental Data
Net Assets End of Year (000)	$538	$617		$950	$1,311	$283
Ratio of Expenses to Average Net Assets	1.59%	1.82%		1.76%	1.85%	1.55	%(4)
Ratio of Net Investment Loss to Average Net Assets	(0.45)%	(0.38)%		(0.04)%	(0.40)%	(0.04	)%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.96%	2.07%		1.92%	1.88%	1.89%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.82)%	(0.63)%		(0.20)%	(0.43)%	(0.38)%
Portfolio Turnover Rate	169%	131	%(5)	81%	63%	70%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.13% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.18% and 0.22% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

(5)

During the fiscal year ended May 31, 2017, the portfolio turnover rate increased as a result of the change in the Fund’s investment strategy and employment of a multi-factor process in stock selection.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Multi-Factor Large Cap Value Fund
	Class I							Class A
	2018	2017		2016	2015	2014		2018		2017		2016		2015	2014
Net Asset Value, Beginning of Year	$23.13	$21.44		$21.96	$20.29	$16.93		$23.06		$21.38		$21.92		$20.26	$16.88
Net Investment lncome(l)	0.36	0.30		0.36	0.21	0.19		0.32		0.23		0.30		0.15	0.16
Realized and Unrealized Gain (Loss) on Investments	1.66	1.63		(0.54)	1.68	3.37		1.67		1.64		(0.54)		1.67	3.36
Total from Investment Operations	2.02	1.93		(0.18)	1.89	3.56		1.99		1.87		(0.24)		1.82	3.52
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)	–		–		–		–	–	*(2)
Dividends from Net Investment Income	(0.29)	(0.24)		(0.34)	(0.22)	(0.20)		(0.21)		(0.19)		(0.30)		(0.16)	(0.14)
Total Distributions	(0.29)	(0.24)		(0.34)	(0.22)	(0.20)		(0.21)		(0.19)		(0.30)		(0.16)	(0.14)
Net Asset Value, End of Year	$24.86	$23.13		$21.44	$21.96	$20.29		$24.84		$23.06		$21.38		$21.92	$20.26

Total Return†	8.79%	9.09%		(0.80)%	9.36%	21.15%		8.65%		8.78%		(1.10)%		9.02%	20.97%
Ratios/Supplemental Data
Net Assets End of Year (000)	$88,628	$82,769		$77,554	$90,375	$100,626		$21,691		$22,534		$35,716		$24,613	$24,746
Ratio of Expenses to Average Net Assets	0.65%	0.87%		0.93%	0.98%	0.99%		0.81	%(3)	1.15%		1.21	%(4)	1.27%	1.14%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.32%		1.71%	1.00%	1.03%		1.29	%(3)	1.01%		1.40	%(4)	0.73%	0.88%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.99%	1.09%		1.03%	1.00%	1.02%		1.28%		1.38%		1.31%		1.30%	1.30%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.11%	1.10%		1.61%	0.98%	1.00%		0.82%		0.78%		1.30%		0.70%	0.72%
Portfolio Turnover Rate	122%	141	%(5)	77%	64%	57%		122%		141	%(5)	77%		64%	57%

	Multi-Factor Large Cap Value Fund
	Class C
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$22.64	$21.00		$21.56	$19.93	$16.61
Net Investment Income(1)	0.14	0.09		0.18	0.03	0.06
Realized and Unrealized Gain (Loss) on Investments	1.62	1.61		(0.53)	1.66	3.29
Total from Investment Operations	1.76	1.70		(0.35)	1.69	3.35
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)
Dividends from Net Investment Income	(0.13)	(0.06)		(0.21)	(0.06)	(0.03)
Total Distributions	(0.13)	(0.06)		(0.21)	(0.06)	(0.03)
Net Asset Value, End of Year	$24.27	$22.64		$21.00	$21.56	$19.93

Total Return†	7.79%	8.11%		(1.64)%	8.52%	20.21%
Ratios/Supplemental Data
Net Assets End of Year (000)	$235	$176		$186	$212	$173
Ratio of Expenses to Average Net Assets	1.56%	1.77%		1.78%	1.84%	1.71	%(4)
Ratio of Net Investment Income to Average Net Assets	0.57%	0.40%		0.85%	0.15%	0.30	%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.90%	2.00%		1.88%	1.87%	1.86%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.23%	0.17%		0.75%	0.12%	0.15%
Portfolio Turnover Rate	122%	141	%(5)	77%	64%	57%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.12% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.14% and 0.12% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

(5)

During the fiscal year ended May 31, 2017, the portfolio turnover rate increased as a result of the change in the Fund’s investment strategy and employment of a multi-factor process in stock selection.

See Notes to Financial Statements.

	Multi-Factor Small Cap Core Fund
	Class I					Class A
	2018	2017	2016	2015	2014	2018		2017	2016	2015	2014
Net Asset Value, Beginning of Year	$24.20	$20.46	$21.20	$18.38	$15.39	$24.01		$20.31	$21.06	$18.29	$15.33
Net Investment Income (Loss)(1)	0.07	0.10	0.11	0.06	(0.01)	0.02		0.03	0.05	– *	(0.06)
Realized and Unrealized Gain (Loss) on Investments	3.84	3.77	(0.79)	2.80	3.08	3.80		3.74	(0.78)	2.79	3.06
Total from Investment Operations	3.91	3.87	(0.68)	2.86	3.07	3.82		3.77	(0.73)	2.79	3.00
Dividends from Net Investment Income	(0.06)	(0.13)	(0.04)	(0.04)	(0.08)	–		(0.07)	–	(0.02)	(0.04)
Distributions from Net Realized Gains	(0.32)	–	(0.02)	–	–	(0.32)		–	(0.02)	–	–
Total Distributions	(0.38)	(0.13)	(0.06)	(0.04)	(0.08)	(0.32)		(0.07)	(0.02)	(0.02)	(0.04)
Net Asset Value, End of Year	$27.73	$24.20	$20.46	$21.20	$18.38	$27.51		$24.01	$20.31	$21.06	$18.29

Total Return†	16.22%	18.91%	(3.20)%	15.59%	19.93%	15.96%		18.58%	(3.48)%	15.25%	19.57%
Ratios/Supplemental Data
Net Assets End of Year (000)	$417,276	$269,061	$112,055	$60,168	$32,973	$99,368		$93,305	$71,831	$56,528	$6,098
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.93%	0.95%	1.07	%(2)	1.15%	1.12%	1.20%	1.23	%(3)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.28%	0.41%	0.56%	0.32%	(0.05)%	0.06	%(2)	0.15%	0.27%	0.00%	(0.33	)%(3)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.97%	1.14%	1.19%	1.22%	1.36%	1.27%		1.43%	1.46%	1.48%	1.65%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.16%	0.12%	0.22%	0.03%	(0.46)%	(0.14)%		(0.13)%	(0.07)%	(0.28)%	(0.75)%
Portfolio Turnover Rate	68%	82%	77%	92%	102%	68%		82%	77%	92%	102%

	Multi-Factor Small Cap Core Fund
	Class C
	2018	2017(4)
Net Asset Value, Beginning of Period	$24.15	$22.10
Net Investment Loss(1)	(0.19)	(0.11)
Realized and Unrealized Gain (Loss) on Investments	3.82	2.29
Total from Investment Operations	3.63	2.18
Dividends from Net Investment Income	–	(0.13)
Distributions from Net Realized Gains	(0.32)	–
Total Distributions	(0.32)	(0.13)
Net Asset Value, End of Period	$27.46	$24.15

Total Return†	15.08%	9.86%
Ratios/Supplemental Data
Net Assets End of Period (000)	$1,257	$599
Ratio of Expenses to Average Net Assets	1.85%	1.87%
Ratio of Net Investment Loss to Average Net Assets	(0.71)%	(0.71)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.97%	2.18%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.83)%	(1.02)%
Portfolio Turnover Rate	68%	82%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares. This voluntary commitment had no impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders.

(4)

Class C ceased operations on June 4, 2012 and re-commenced operations on October 3, 2016; therefore, no information is presented for the 2013 through 2016 fiscal years. All ratios for the fiscal year ended May 31, 2017 have been annualized. Total return for the fiscal year ended May 31, 2017 has not been annualized.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Multi-Factor Small Cap Growth Fund
	Class I						Class A
	2018	2017	2016	2015	2014		2018		2017	2016	2015	2014
Net Asset Value, Beginning of Year	$23.01	$19.64	$20.91	$18.41	$15.67		$22.53		$19.29	$20.58	$18.17	$15.46
Net Investment Income (Loss)(1)	(0.07)	0.11	0.01	(0.04)	(0.02)		(0.12)		0.05	(0.05)	(0.09)	(0.06)
Realized and Unrealized Gain (Loss) on Investments	4.63	3.26	(0.75)	3.25	2.81		4.54		3.19	(0.74)	3.21	2.77
Total from Investment Operations	4.56	3.37	(0.74)	3.21	2.79		4.42		3.24	(0.79)	3.12	2.71
Contributions of Capital by Affiliate(1)	–	–	–	–	–	*(2)	–		–	–	–	–	*(2)
Dividends from Net Investment Income	(0.10)	–	(0.03)	–	(0.05)		(0.03)		–	–	– *	–
Distributions from Net Realized Gains	(1.10)	–	(0.50)	(0.71)	–		(1.10)		–	(0.50)	(0.71)	–
Total Distributions	(1.20)	–	(0.53)	(0.71)	(0.05)		(1.13)		–	(0.50)	(0.71)	–
Net Asset Value, End of Year	$26.37	$23.01	$19.64	$20.91	$18.41		$25.82		$22.53	$19.29	$20.58	$18.17

Total Return†	20.21%	17.16%	(3.63)%	17.83%	17.79%		20.00%		16.80%	(3.87)%	17.51%	17.54%
Ratios/Supplemental Data
Net Assets End of Year (000)	$102,142	$94,220	$49,112	$17,115	$11,841		$49,977		$44,020	$37,139	$23,806	$20,193
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.93%	0.95%		1.07	%(3)	1.15%	1.12%	1.20%	1.12	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27)%	0.53%	0.06%	(0.20)%	(0.14)%		(0.49	)%(3)	0.23%	(0.24)%	(0.47)%	(0.32	)%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.08%	1.27%	1.45%	1.56%	1.76%		1.38%		1.57%	1.72%	1.85%	2.02%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.50)%	0.11%	(0.54)%	(0.83)%	(0.95)%		(0.80)%		(0.19)%	(0.84)%	(1.12)%	(1.22)%
Portfolio Turnover Rate	92%	94%	66%	82%	85%		92%		94%	66%	82%	85%

	Multi-Factor Small Cap Growth Fund
	Class C
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$21.83	$18.82	$20.22	$17.98	$15.41
Net Investment Loss(l)	(0.29)	(0.10)	(0.16)	(0.22)	(0.18)
Realized and Unrealized Gain (Loss) on Investments	4.36	3.11	(0.74)	3.17	2.75
Total from Investment Operations	4.07	3.01	(0.90)	2.95	2.57
Contributions of Capital by Affiliate(1)	–	–	–	–	–	*(2)
Distributions from Net Realized Gains	(1.10)	–	(0.50)	(0.71)	–
Total Distributions	(1.10)	–	(0.50)	(0.71)	–
Net Asset Value, End of Year	$24.80	$21.83	$18.82	$20.22	$17.98

Total Return†	19.02%	15.99%	(4.49)%	16.74%	16.68%

Ratios/Supplemental Data
Net Assets End of Year (000)	$7,113	$8,568	$7,595	$1,318	$258
Ratio of Expenses to Average Net Assets	1.85%	1.85%	1.77%	1.87%	1.86	%(4)
Ratio of Net Investment Loss to Average Net Assets	(1.25)%	(0.47)%	(0.84)%	(1.16)%	(1.05	)%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.09%	2.28%	2.37%	2.42%	2.70%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.49)%	(0.90)%	(1.44)%	(1.71)%	(1.89)%
Portfolio Turnover Rate	92%	94%	66%	82%	85%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital.The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.09% and 0.03% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

	Multi-Factor Small Cap Value Fund
	Class I						Class A
	2018	2017	2016	2015	2014		2018		2017	2016	2015	2014
Net Asset Value, Beginning of Year	$22.18	$19.89	$21.47	$19.08	$16.09		$20.38		$18.32	$19.81	$17.62	$14.84
Net Investment lncome(l)	0.34	0.43	0.49	0.42	0.22		0.26		0.34	0.40	0.34	0.18
Realized and Unrealized Gain (Loss) on Investments	2.92	2.42	(1.68)	2.16	3.04		2.70		2.22	(1.56)	1.99	2.82
Total from Investment Operations	3.26	2.85	(1.19)	2.58	3.26		2.96		2.56	(1.16)	2.33	3.00
Contributions of Capital by Affiliate(1)	–	–	–	–	0.01	(2)	–		–	–	–	0.01	(2)
Dividends from Net Investment Income	(0.50)	(0.56)	(0.39)	(0.19)	(0.28)		(0.44)		(0.50)	(0.33)	(0.14)	(0.23)
Total Distributions	(0.50)	(0.56)	(0.39)	(0.19)	(0.28)		(0.44)		(0.50)	(0.33)	(0.14)	(0.23)
Net Asset Value, End of Year	$24.94	$22.18	$19.89	$21.47	$19.08		$22.90		$20.38	$18.32	$19.81	$17.62

Total Return†	14.82%	14.13%	(5.49)%	13.57%	20.36%		14.61%		13.79%	(5.79)%	13.26%	20.34%
Ratios/Supplemental Data
Net Assets End of Year (000)	$14,070	$16,608	$13,442	$16,038	$9,639		$11,225		$12,037	$11,351	$13,454	$13,673
Ratio of Expenses to Average Net Assets	0.86%	0.86%	0.85%	1.02%	1.25%		1.06	%(3)	1.15%	1.12%	1.30%	1.32	%(4)
Ratio of Net Investment Income to Average Net Assets	1.43%	1.94%	2.49%	2.04%	1.18%		1.21	%(3)	1.68%	2.21%	1.80%	1.09	%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.56%	1.60%	1.63%	1.55%	1.68%		1.84%		1.89%	1.90%	1.84%	1.95%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.73%	1.20%	1.71%	1.51%	0.75%		0.43%		0.94%	1.43%	1.26%	0.46%
Portfolio Turnover Rate	93%	106%	105%	94%	109%		93%		106%	105%	94%	109%

	Multi-Factor Small Cap Value Fund
	Class C
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$18.12	$16.35	$17.72	$15.76	$13.31
Net Investment Income(1)	0.11	0.19	0.25	0.19	0.06
Realized and Unrealized Gain (Loss) on Investments	2.37	1.96	(1.38)	1.80	2.52
Total from Investment Operations	2.48	2.15	(1.13)	1.99	2.58
Contributions of Capital by Affiliate(1)	–	–	–	–	0.0l	(2)
Dividends from Net Investment Income	(0.30)	(0.38)	(0.24)	(0.03)	(0.14)
Total Distributions	(0.30)	(0.38)	(0.24)	(0.03)	(0.14)
Net Asset Value, End of Year	$20.30	$18.12	$16.35	$17.72	$15.76

Total Return†	13.74%	13.00%	(6.30)%	12.67%	19.51%
Ratios/Supplemental Data
Net Assets End of Year (000)	$852	$1,258	$1,550	$1,511	$1,495
Ratio of Expenses to Average Net Assets	1.79%	1.81%	1.75%	1.94%	1.99	%(4)
Ratio of Net Investment Income to Average Net Assets	0.58%	1.07%	1.57%	1.11%	0.42	%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.49%	2.56%	2.53%	2.47%	2.57%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.12)%	0.32%	0.79%	0.58%	(0.16)%
Portfolio Turnover Rate	93%	106%	105%	94%	109%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, 0.06%, 0.07% and 0.08% of Class I, Class A, and Class C total returns, respectively, were attributable to a voluntary payment made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. Excluding this item, the total returns would have been 20.30%, 20.27%, and 19.43% for Class I, Class A, and Class C, respectively.

(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.20% and 0.15% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Small Cap Fund
	Class I						Class A
	2018	2017	2016	2015	2014		2018		2017	2016	2015	2014
Net Asset Value, Beginning of Year	$22.79	$21.07	$22.53	$20.21	$17.91		$22.05		$20.44	$21.90	$19.69	$17.51
Net Investment Income (Loss)(1)	(0.02)	– *	(0.03)	0.07	(0.01)		(0.07)		(0.06)	(0.10)	– *	(0.06)
Realized and Unrealized Gain (Loss) on Investments	4.45	1.72	(1.17)	2.68	2.59		4.30		1.67	(1.13)	2.63	2.52
Total from Investment Operations	4.43	1.72	(1.20)	2.75	2.58		4.23		1.61	(1.23)	2.63	2.46
Contributions of Capital by Affiliate(1)	–	–	–	–	–	*(2)	–		–	–	–	–	*(2)
Dividends from Net Investment Income	–	–	(0.03)	(0.01)	–		–		–	–	–	–
Distributions from Net Realized Gains	(2.45)	–	(0.23)	(0.42)	(0.28)		(2.45)		–	(0.23)	(0.42)	(0.28)
Total Distributions	(2.45)	–	(0.26)	(0.43)	(0.28)		(2.45)		–	(0.23)	(0.42)	(0.28)
Net Asset Value, End of Year	$24.77	$22.79	$21.07	$22.53	$20.21		$23.83		$22.05	$20.44	$21.90	$19.69

Total Return†	19.78%	8.16%	(5.34)%	13.78%	14.39%		19.52%		7.88%	(5.62)%	13.50%	14.03%
Ratios/Supplemental Data
Net Assets End of Year (000)	$511,204	$794,173	$1,045,985	$565,795	$375,901		$40,545		$45,033	$65,491	$68,302	$61,134
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%		1.22	%(3)	1.24%	1.28%	1.29%	1.29	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.07)%	0.00%	(0.16)%	0.32%	(0.06)%		(0.32	)%(3)	(0.29)%	(0.48)%	(0.02)%	(0.30	)%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.07%	1.08%	1.10%	1.15%	1.28%		1.32%		1.34%	1.39%	1.45%	1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.15)%	(0.09)%	(0.27)%	0.16%	(0.35)%		(0.42)%		(0.39)%	(0.59)%	(0.18)%	(0.59)%
Portfolio Turnover Rate	24%	42%	15%	23%	24%		24%		42%	15%	23%	24%
	Small Cap Fund
	Class C
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$20.02	$18.69	$20.17	$18.29	$16.40
Net Investment Loss(l)	(0.23)	(0.20)	(0.21)	(0.13)	(0.19)
Realized and Unrealized Gain (Loss) on Investments	3.88	1.53	(1.04)	2.43	2.36
Total from Investment Operations	3.65	1.33	(1.25)	2.30	2.17
Contributions of Capital by Affiliate(1)	–	–	–	–	–	*(2)
Distributions from Net Realized Gains	(2.45)	–	(0.23)	(0.42)	(0.28)
Total Distributions	(2.45)	–	(0.23)	(0.42)	(0.28)
Net Asset Value, End of Year	$21.22	$20.02	$18.69	$20.17	$18.29

Total Return†	18.56%	7.12%	(6.21)%	12.72%	13.21%
Ratios/Supplemental Data
Net Assets End of Year (000)	$17,717	$21,688	$28,220	$21,015	$17,802
Ratio of Expenses to Average Net Assets	1.99%	1.99%	1.95%	1.95%	1.99	%(4)
Ratio of Net Investment Loss to Average Net Assets	(1.08)%	(1.02)%	(1.12)%	(0.66)%	(1.02	)%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.07%	2.08%	2.06%	2.11%	2.28%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.16)%	(1.11)%	(1.23)%	(0.82)%	(1.31)%
Portfolio Turnover Rate	24%	42%	15%	23%	24%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.02% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment had no impact to Class A ratios and Class C ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders.

See Notes to Financial Statements.

P N C  F u n d s

A B B R E V I A T I O N S  A N D  D E F I N I T I O N S  F O R  S C H E D U L E S  O F

 I N V E S T M E N T S  A N D  F I N A N C I A L  S T A T E M E N T S

Schedules of Investments:

ADR — American Depositary Receipt

AGM — Assured Guaranty Municipal

AMBAC — Ambac Assurance Corporation

BAN — Bond Anticipation Note

Cl — Class

DAC — Designated Activity Company

DE — Incorporated in Germany

ETF — Exchange-Traded Fund

ETM — Escrowed to Maturity

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GDR — Global Depositary Receipt

GMTN — Global Multi-Currency Notes

GNMA — Government National Mortgage Association

GO — General Obligation

H15T1Y — U.S. Treasury Yield Curve Rate T Note Constant Maturity 1 Year

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

NATL-RE — National Public Finance Guaranty Corporation

PCL — Public Company Limited

PLC — Public Limited Company

PSF-GTD — Permanent School Fund - Guaranteed

RB — Revenue Bond

REIT — Real Estate Investment Trust

UCITS — Undertakings For Collective Investment In Transferable Securities

US0003M — ICE LIBOR USD 3 Month

US0012M — ICE LIBOR USD 12 Month

USBMMY3M — U.S. Treasury 3 Month Bill Money Market Yield

USISDA05 — USD ICE Swap Rate 11:00 am NY 1

USSW5 — USD Swap Semi 30/360 5 year

VRDN —

Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2018, and the date shown is the next reset or put date. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description. Certain variable rate demand notes are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

Financial Statements:

— Amounts designated as “—” are either zero or round to zero.

See Notes to Financial Statements.

P N C  B a l a n c e d   A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
COMMON STOCKS — 33.0%
Consumer Discretionary — 4.5%
Aaron’s	93	$4
Adtalem Global Education*	70	3
Amazon.com*	99	161
BorgWarner	730	36
Bright Horizons Family Solutions*	83	8
Burlington Stores*	360	53
Camping World Holdings, CI A	242	5
Cavco Industries*	35	7
Churchill Downs	34	10
Comcast, Cl A	1,155	36
Dana	229	5
Dorman Products*	157	10
Fox Factory Holding*	244	10
Home Depot	730	136
Hooker Furniture	115	4
Installed Building Products*	173	11
Kohl’s	580	39
LCI Industries	162	14
Lithia Motors, Cl A	179	18
Madison Square Garden, Cl A*	58	15
Marriott International, Cl A	320	43
McDonald’s	685	110
Ollie’s Bargain Outlet Holdings*	133	9
Omnicom Group	410	30
Penske Automotive Group	62	3
Red Rock Resorts, Cl A	208	7
Taylor Morrison Home, Cl A*	316	7
Vail Resorts	190	46
Williams-Sonoma#	114	6
Wyndham Worldwide	270	29

		875

Consumer Staples — 1.6%
Altria Group	1,020	57
Central Garden & Pet, Cl A*	74	3
Constellation Brands, Cl A	175	39
Estee Lauder, Cl A	240	36
J.M. Smucker	230	25
Kimberly-Clark	504	51
PepsiCo	521	52
Pinnacle Foods	445	28
Tyson Foods, Cl A	380	25

		316

Energy — 0.5%
ConocoPhillips	590	40
CVR Energy#	200	8
Matador Resources*	132	4
Occidental Petroleum	430	36
Par Pacific Holdings*	120	2
SRC Energy*	487	6

		96

Financials — 6.3%
Allegiance Bancshares*	84	4
Ameriprise Financial	250	35
AMERISAFE	133	8
Artisan Partners Asset Management, Cl A	235	8
Bank of America	2,840	82

	Number of Shares	Fair Value (000)

Bank of the Ozarks	410	$19
BankUnited	131	6
BB&T	670	35
Cathay General Bancorp	129	5
CenterState Bank	127	4
Credit Acceptance*	70	25
Cullen	290	33
Diamond Hill Investment Group*	36	7
First American Financial	700	36
First Busey	74	2
First Financial Bancorp	177	6
First Horizon National	254	5
First Merchants	89	4
Guaranty Bancorp	192	6
Hancock Whitney	53	3
Hanover Insurance Group	23	3
Home BancShares	438	10
Huntington Bancshares	4,130	61
lnvesco Mortgage Capital REIT	305	5
JPMorgan Chase	998	107
LegacyTexas Financial Group	275	12
Mastercard, Cl A	260	49
Morgan Stanley	1,480	74
National General Holdings	434	12
Old National Bancorp	295	5
Pacific Premier Bancorp*	128	5
PRA Group*	317	12
Principal Financial Group	1,000	56
Provident Financial Services	153	4
Prudential Financial	688	67
Regions Financial	1,540	28
Renasant	84	4
RLI	222	15
S&P Global	275	54
South State	75	7
SunTrust Banks	1,140	77
T. Rowe Price Group	890	108
U.S. Bancorp	1,000	50
United Bankshares	144	5
Veritex Holdings*	160	5
Wells Fargo	649	35
WesBanco	86	4
Wintrust Financial	43	4
WSFS Financial	88	5

		1,216

Healthcare — 4.4%
Abbott Laboratories	560	34
AbbVie	930	92
Agilent Technologies	415	26
Amgen	540	97
AMN Healthcare Services*	438	25
Baxter International	740	52
Biogen*	110	32
Cantel Medical	68	7
Catalent*	87	3
ChemoCentryx*	195	3
Dyax* (A) (B) Δ	677	1
Encompass Health	87	6
ICU Medical*	17	5

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Healthcare — continued
Innoviva*	278	$4
Intuitive Surgical*	90	41
Johnson & Johnson	727	87
Ligand Pharmaceuticals*#	18	3
Loxo Oncology*	32	6
Medidata Solutions*	35	3
Merck	1,001	60
Neogen*	234	18
Pfizer	1,901	68
PRA Health Sciences*	87	7
Providence Service*	52	4
Retrophin*	162	5
Sarepta Therapeutics*	68	6
Supernus Pharmaceuticals*	132	7
Thermo Fisher Scientific	140	29
UnitedHealth Group	410	99
Vanda Pharmaceuticals*	201	4
Vericel*	569	8
Vocera Communications*	111	3

		845

Industrials — 4.7%
3M	200	39
Alamo Group	112	10
ASGN*	260	20
Barnes Group	83	5
Boeing	330	116
Caterpillar	180	27
Comfort Systems USA	94	4
Cummins	170	24
Curtiss-Wright	46	6
Dycom Industries*	94	9
EnerSys	147	12
Exponent	175	17
FedEx	130	32
General Dynamics	165	33
HEICO	302	28
Honeywell International	390	58
Huntington Ingalls Industries	150	33
Illinois Tool Works	200	29
Insperity	243	22
John Bean Technologies	110	10
KLX*	146	11
Landstar System	38	4
Lockheed Martin	130	41
Moog, Cl A	93	8
MSA Safety	64	6
Northrop Grumman	100	33
Parker-Hannifin	240	41
Patrick Industries*	185	11
Raytheon	165	35
RBC Bearings*	36	5
Regal Beloit	59	5
REV Group	412	7
Rexnord*	169	5
TransDigm Group*	90	30
TriNet Group*	129	7
UniFirst	24	4
United Technologies	450	56

	Number of Shares	Fair Value (000)

Universal Forest Products	326	$12
WageWorks*	207	10
Waste Management	420	35
WESCO International*	83	5
Willdan Group*	113	3

		908

Information Technology — 7.5%
Alphabet, Cl A*	110	121
Alteryx, Cl A*#	155	5
Apple	1,294	242
Applied Materials	745	38
Aspen Technology*	35	3
Automatic Data Processing	360	47
Box, Cl A*	255	7
CACI International, Cl A*	21	4
CDW	685	55
Cisco Systems	2,342	100
CoreLogic*	93	5
Entegris	159	6
Envestnet*	214	11
EPAM Systems*	38	5
ePlus*	138	13
Facebook,Cl A*	685	131
Intel	1,620	89
Lam Research	155	31
Littelfuse	28	6
Lumentum Holdings*	64	4
Match Group*#	156	6
Micron Technology*	720	42
Microsoft	1,587	157
MKS Instruments	45	5
Motorola Solutions	320	34
Paychex	430	28
Qualys*	67	5
RealPage*	275	16
Silicon Laboratories*	59	6
Tech Data*	84	7
Texas Instruments	1,035	116
Total System Services	655	56
Tyler Technologies*	58	13
Virtusa*	120	6
Vishay Intertechnology	199	4
WEX*	93	16

		1,440

Materials — 1.3%
Air Products & Chemicals	160	26
Allegheny Technologies*	115	3
Balchem	136	13
Boise Cascade	133	6
Carpenter Technology	74	5
Celanese, Cl A	330	37
Commercial Metals	121	3
DowDuPont	1,165	75
Eastman Chemical	410	43
Ferro*	186	4
HB Fuller	97	5
Innophos Holdings	107	5
Minerals Technologies	59	4

See Notes to Financial Statements.

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Materials — continued
Neenah	111	$9
PolyOne	79	3
Silgan Holdings	237	7

		248

Real Estate — 0.9%
Agree Realty REIT	126	7
CBRE Group, Cl A*	780	36
CorEnergy Infrastructure Trust REIT	135	5
Essex Property Trust REIT	140	34
Extra Space Storage REIT	430	41
InfraREIT	168	4
Lamar Advertising, Cl A REIT	410	28
PotlatchDeltic REIT	137	7
PS Business Parks REIT	26	3
RE/MAX Holdings, Cl A	141	7

		172

Telecommunication Services — 0.4%
AT&T	1,437	46
Boingo Wireless*	224	5
Cogent Communications Holdings	117	6
Verizon Communications	550	26

		83

Utilities — 0.9%
American Electric Power	420	29
American Water Works	470	39
NextEra Energy	288	48
NRG Yield, Cl C	177	3
ONE Gas	75	6
SJW Group	56	3
Xcel Energy	800	36

		164
Total Common Stocks (Cost $4,401)		6,363

FOREIGN COMMON STOCKS — 2.7%
Consumer Discretionary — 0.6%
Carnival (Panama)	1,635	102
Helen of Troy (Bermuda)*	77	7
Stars Group (Canada)*	153	5

		114

Energy — 1.2%
GasLog (Bermuda)	246	4
Royal Dutch Shell PLC, ADR, Cl A (United Kingdom)	1,030	72
Suncor Energy (Canada)	910	36
TOTAL SA, ADR (France)	1,080	66
TransCanada (Canada)	1,382	58

		236

Financials — 0.0%
Essent Group (Bermuda)*	88	3

Healthcare — 0.0%
ICON PLC (Ireland)*	23	3

	Number of Shares	Fair Value (000)

Information Technology — 0.5%
Broadcom (Singapore)	110	$27
Cardtronics PLC, Cl A (United Kingdom)*	232	6
Novanta (Canada)*	91	6
TE Connectivity (Switzerland)	610	57

		96

Materials — 0.2%
LyondellBasell Industries NV, Cl A (Netherlands)	280	31

Real Estate — 0.2%
Colliers International Group (Canada)	170	12
FirstService (Canada)	225	16

		28

Total Foreign Common Stocks (Cost $419)		511

EXCHANGE-TRADED FUNDS — 15.4%
iShares MSCI EAFE Value ETF†#	31,053	1,663
SPDR® S&P 500® ETF Trust	4,836	1,310

Total Exchange-Traded Funds (Cost $2,630)		2,973

MASTER LIMITED PARTNERSHIP — 0.0%
Energy — 0.0%
Hi-Crush Partners LP#	339	5

Total Master Limited Partnership (Cost $4)		5

MUTUAL FUND — 8.3%
PNC International Growth Fund, Class I Shares†	107,958	1,597

Total Mutual Fund (Cost $1,107)		1,597

	Par (000)
ASSET-BACKED SECURITIES — 2.6%
Automotive — 1.6%
BMW Vehicle Owner Trust,
Series 2018-A, Cl A4 2.510%, 06/25/24	$20	20
Fifth Third Auto Trust,
Series 2017-1, Cl A3 1.800%, 02/15/22	25	25
Ford Credit Auto Lease Trust,
Series 2017-B, Cl A2A 1.800%, 06/15/20	25	25
Ford Credit Auto Owner Trust,
Series 2016-A, Cl A3 1.390%, 07/15/20	14	14
Ford Credit Auto Owner Trust,
Series 2017-C, Cl A4 2.160%, 03/15/23	15	15

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
ASSET-BACKED SECURITIES — continued
Automotive — continued
GM Financial Consumer Automobile
Receivables Trust,
Series 2018-1, Cl A3 2.320%, 07/18/22	$25	$25
Honda Auto Receivables Owner Trust,
Series 2016-3, Cl A4 1.330%, 11/18/22	70	69
Hyundai Auto Receivables Trust,
Series 2017-A, Cl A3 1.760%, 08/16/21	60	59
Nissan Auto Receivables Owner Trust,
Series 2017-C, Cl A3 2.120%, 04/18/22	30	29
Toyota Auto Receivables Owner Trust,
Series 2017-D, Cl A4 2.120%, 02/15/23	30	29

		310

Credit Cards — 1.0%
BA Credit Card Trust,
Series 2017-A1, Cl A1 1.950%, 08/15/22	35	34
Capital One Multi-Asset Execution Trust,
Series 2017-A4, Cl A4 1.990%, 07/17/23	50	49
Citibank Credit Card Issuance Trust,
Series 2017-A9, Cl A9 1.800%, 09/20/21	100	99

		182

Total Asset-Backed Securities (Cost $499)		492

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.5%
Freddie Mac Multifamily Structured Pass Through
Certificates, Series K067, Cl A2 3.194%, 07/25/27	100	98

Total Commercial Mortgage-Backed Security (Cost $102)		98

CORPORATE BONDS — 16.3%
Automotive — 0.2%
General Motors 6.600%, 04/01/36	10	11
General Motors Financial 3.250%, 01/05/23	20	19
Goodyear Tire & Rubber 4.875%, 03/15/27	15	14

		44

Cable — 0.7%
21st Century Fox America 6.900%, 03/01/19	55	57
CBS 4.600%, 01/15/45	20	18
Charter Communications Operating LLC 6.384%, 10/23/35	35	37

	Par (000)	Fair Value (000)

NBCUniversal Media LLC 4.375%, 04/01/21	$20	$21

		133

Consumer Discretionary — 0.5%
Hilton Worldwide Finance LLC 4.625%, 04/01/25	15	14
Netflix 4.875%, 04/15/28 144A	30	29
Royal Caribbean Cruises
3.700%, 03/15/28	20	19
Toll Brothers Finance 4.350%, 02/15/28	30	27

		89

Consumer Services — 0.1%
Graham Holdings 7.250%, 02/01/19	20	21

Consumer Staples — 0.3%
Kroger 6.150%, 01/15/20	40	42
4.450%, 02/01/47	10	9

		51

Energy — 1.9%
Andeavor 5.375%, 10/01/22	25	26
4.500%, 04/01/48	20	19
Boardwalk Pipelines LP
5.950%, 06/01/26	15	16
3.375%, 02/01/23	25	24
BP Capital Markets PLC
3.224%, 04/14/24	40	39
ConocoPhillips 6.500%, 02/01/39	15	19
Energy Transfer Partners LP 6.125%, 12/15/45	15	15
4.050%, 03/15/25	15	14
Enterprise Products Operating LLC 2.850%, 04/15/21	25	25
EQT 3.900%, 10/01/27	20	19
HollyFrontier 5.875%, 04/01/26	35	38
Kinder Morgan Energy Partners LP (MTN) 6.950%, 01/15/38	25	30
MPLX LP 4.500%, 04/15/38	15	14
Petroleos Mexicanos 4.250%, 01/15/25	25	23
Phillips 66 4.650%, 11/15/34	15	16
TransCanada PipeLines
4.750%, 05/15/38	10	10
Valero Energy 3.400%, 09/15/26	25	24

		371

See Notes to Financial Statements.

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Financials — 5.3%
American Express
3.000%, 10/30/24	$15	$14
Bank of America
6.250%, (C) (D)	25	26
Bank of America (MTN)
4.450%, 03/03/26	30	30
4.200%, 08/26/24	50	50
3.499%, 05/17/22 (C)	20	20
BNY Mellon (MTN)
2.800%, 05/04/26	25	24
2.600%, 08/17/20	25	25
Capital One Financial
3.300%, 10/30/24	10	10
Citigroup
6.250%, (C) (D)	15	15
4.450%, 09/29/27	50	49
2.876%, 07/24/23 (C)	50	48
Credit Suisse AG (GMTN)
5.400%, 01/14/20	25	26
Goldman Sachs Group
3.200%, 02/23/23	40	39
2.350%, 11/15/21	40	39
HSBC Holdings PLC
5.100%, 04/05/21	35	37
John Deere Capital (MTN)
2.150%, 09/08/22	25	24
JPMorgan Chase
5.829% (US0003M+3.470%), (D) (E)	25	25
4.625%, (C) (D)	20	18
3.882%, 07/24/38 (C)	35	33
2.400%, 06/07/21	35	34
Morgan Stanley (GMTN)
4.000%, 07/23/25	35	35
2.500%, 04/21/21	45	44
Morgan Stanley (MTN)
4.100%, 05/22/23	20	20
2.625%, 11/17/21	15	15
Royal Bank of Canada
2.100%, 10/14/20	80	79
Royal Bank of Scotland Group PLC
6.000%, 12/19/23	40	42
Santander UK Group Holdings PLC (GMTN)
3.125%, 01/08/21	25	25
Sumitomo Mitsui Financial Group
3.102%, 01/17/23	80	78
Visa
4.150%, 12/14/35	20	21
Wells Fargo
3.069%, 01/24/23	15	15
Wells Fargo (MTN)
4.100%, 06/03/26	15	15
Westpac Banking
5.000%, (C) (D)	15	13
2.250%, 07/30/18	30	30

		1,018

Food, Beverage & Tobacco — 0.7%
Anheuser-Busch InBev Finance
4.700%, 02/01/36	50	51

	Par (000)	Fair Value (000)

Constellation Brands
3.875%, 11/15/19	$20	$20
Kraft Heinz Foods
5.200%, 07/15/45	15	15
Maple Escrow Subsidiary
4.417%, 05/25/25 144A	50	51

		137

Healthcare — 1.0%
Allergan Funding SCS
3.450%, 03/15/22	25	25
Amgen
4.400%, 05/01/45	25	24
2.650%, 05/11/22	15	14
Gilead Sciences
1.850%, 09/20/19	20	20
HCA
5.875%, 03/15/22	25	26
Johnson & Johnson
3.550%, 03/01/36	30	29
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	25	25
Teva Pharmaceutical Finance III BV
3.150%, 10/01/26	20	16
2.800%, 07/21/23	15	13

		192

Industrials — 1.2%
Cintas No 2
4.300%, 06/01/21	25	26
CNH Industrial Capital LLC
4.375%, 04/05/22	10	10
CNH Industrial NV
4.500%, 08/15/23	30	31
General Electric
4.125%, 10/09/42	15	14
KLX
5.875%, 12/01/22 144A	25	26
Owens-Brockway Glass Container
6.375%, 08/15/25 144A	25	26
PulteGroup
7.875%, 06/15/32	25	29
Spirit AeroSystems
4.600%, 06/15/28	20	20
United Continental Holdings
4.250%, 10/01/22	25	24
United Rentals North America
4.875%, 01/15/28	25	23

		229

Information Technology — 0.1%
VeriSign
4.625%, 05/01/23	25	25

Insurance — 0.7%
AXA Equitable Holdings
5.000%, 04/20/48 144A	20	19
4.350%, 04/20/28 144A	10	10
Berkshire Hathaway Finance
4.250%, 01/15/21	25	26

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Insurance — continued
MetLife
6.400%, 12/15/36	$20	$21
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 144A	25	27
XLIT
4.450%, 03/31/25	25	25

		128

Materials — 0.7%
ArcelorMittal
6.500%, 02/25/22	30	32
Caterpillar Financial Services (MTN)
2.100%, 01/10/20	25	25
Huntsman International LLC
4.875%, 11/15/20	10	10
Sherwin-Williams
2.750%, 06/01/22	25	25
Yamana Gold
4.950%, 07/15/24	35	35

		127

Real Estate — 0.4%
American Campus Communities Operating Partnership LP
4.125%, 07/01/24	20	20
Spirit Realty LP
4.450%, 09/15/26	30	29
VEREIT Operating Partnership LP
3.950%, 08/15/27	25	23

		72

Retail — 0.6%
CVS Health
4.300%, 03/25/28	10	10
3.500%, 07/20/22	30	30
Hanesbrands
4.625%, 05/15/24 144A	10	10
Penske Automotive Group
5.375%, 12/01/24	25	25
Walmart
5.625%, 04/01/40	10	12
Wolverine World Wide
5.000%, 09/01/26 144A	30	28

		115

Technology — 0.7%
Amphenol
2.550%, 01/30/19	30	30
Apple
3.850%, 05/04/43	25	24
KLA-Tencor
4.125%, 11/01/21	45	46
Microsoft
3.450%, 08/08/36	25	24
Texas Instruments
4.150%, 05/15/48	10	11

		135

	Par (000)	Fair Value (000)

Telecommunications — 0.7%
AT&T
5.700%, 03/01/57	$15	$16
5.250%, 03/01/37	20	20
4.750%, 05/15/46	20	18
Nokia OYJ
3.375%, 06/12/22	10	10
T-Mobile USA
4.500%, 02/01/26	20	19
Verizon Communications
5.250%, 03/16/37	50	52

		135

Transportation — 0.2%
ERAC USA Finance LLC
5.625%, 03/15/42 144A	25	28
FedEx
3.900%, 02/01/35	15	14

		42

Utilities — 0.3%
Alabama Power
2.450%, 03/30/22	20	20
American Electric Power
2.150%, 11/13/20	25	24
Berkshire Hathaway Energy
3.800%, 07/15/48	25	23

		67

Total Corporate Bonds (Cost $3,169)		3,131

MUNICIPAL BOND — 0.2%
Texas — 0.2%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	30	35

Total Municipal Bond (Cost $34)		35

OTHER GOVERNMENT AND AGENCY OBLIGATION — 0.0%
Mexico — 0.0%
Mexico Government International Bond (GMTN)
4.750%, 03/08/44	10	9

Total Other Government and Agency Obligation (Cost $9)		9

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 9.3%
Federal Home Loan Mortgage Corporation — 0.7%
4.000%, 10/01/43	42	43
4.000%, 10/01/44	79	82

		125

Federal National Mortgage Association — 7.8%
5.500%, 07/01/33	2	2
5.500%, 05/01/35	14	16
5.000%, 08/01/40	52	56
4.500%, 06/01/40	67	71

See Notes to Financial Statements.

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M ay  31,  201 8

	Par (000)	Fair Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
4.500%, 03/01/41	$59	$63
4.000%, 03/01/26	16	16
4.000%, 12/01/40	60	62
4.000%, 01/01/41	77	79
3.500%, 01/01/26	60	61
3.500%, 10/01/26	42	42
3.500%, 03/01/41	72	72
3.500%, 08/01/42	108	108
3.500%, 02/01/43	87	87
3.500%, 08/01/44	122	122
3.500%, 07/01/46	66	66
3.500%, 12/01/47	49	48
3.000%, 06/01/28	45	45
3.000%, 11/01/42	125	122
3.000%, 04/01/43	92	90
3.000%, 05/01/43	116	114
2.500%, 11/01/27	85	83
2.500%, 11/01/31	76	74

		1,499

Government National Mortgage Association — 0.8%
4.000%, 09/15/41	59	61
4.000%, 10/20/43	32	33
3.500%, 07/15/42	29	29
3.500%, 12/20/42	40	40

		163

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $1,815)		1,787

U.S. TREASURY OBLIGATIONS — 10.6%
U.S. Treasury Bonds — 3.2%
4.500%, 02/15/36	155	189
3.750%, 08/15/41	210	237
2.500%, 02/15/45	215	194

		620

U.S. Treasury Inflation-Indexed Bond — 1.0%
0.125%, 07/15/24	200	194

U.S. Treasury Notes — 6.4%
2.500%, 08/15/23	145	144
2.375%, 08/15/24	80	78
2.375%, 05/15/27	50	48
2.250%, 11/15/25	40	38
2.125%, 09/30/21	155	153
2.000%, 02/28/21	195	192
1.750%, 10/31/20	180	177
1.625%, 12/31/19	25	25
1.625%, 08/15/22	345	331
1.625%, 05/15/26	20	18
1.500%, 12/31/18	30	30

		1,234

Total U.S. Treasury Obligations (Cost $2,053)		2,048

	Number of Shares	Fair Value (000)
AFFILIATED MONEY MARKET FUND — 1.2%
PNC Government Money Market Fund,
Class I Shares 1.610%† (F)	226,733	$227

Total Affiliated Money Market Fund (Cost $227)		227

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 100.1% (Cost $16,469)		19,276
SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 5.9%
Affiliated Money Market Fund — 4.7%
PNC Government Money Market Fund,
Class I Shares 1.610%† (F)	907,848	908

Money Market Fund — 1.2%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 1.661% (F)	217,104	217

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $1,125)‡		1,125

TOTAL INVESTMENTS — 106.0% (Cost $17,594)**		20,401

Liabilities in Excess of Other Assets — (6.0)%		(1,150)

TOTAL NET ASSETS — 100.0%		$19,251

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $17,651.

Gross unrealized appreciation (000)	$3,355
Gross unrealized depreciation (000)	(605)

Net unrealized appreciation (000)	$2,750

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $1,095 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Illiquid Security. Total value of illiquid securities is $1 (000) and represents less than 0.1% of total net assets as of May 31, 2018.
(B)	Security fair valued using methods approved by the Board of Trustees.
(C)

Fixed to floating rate investment. Rate shown is the rate in effect as of period end. Security issued at a fixed coupon rate, which converts to a floating rate at a specified date. The table below details the date of the conversion and the floating rate as of that date.

Description	Fixed Rate	Conversion Date	Variable Rate

Bank of America	6.250%	09/05/24	US0003M+3.705%

Bank of America (MTN)	3.499%	05/17/21	US0003M+0.630%

Citigroup	6.250%	08/15/26	US0003M+4.517%

Citigroup	2.876%	07/24/22	US0003M+0.950%

JPMorgan Chase	4.625%	11/01/22	US0003M+2.580%

JPMorgan Chase	3.882%	07/24/37	US0003M+1.360%

Westpac Banking	5.000%	09/21/27	USISDA05+2.888%

See Notes to Financial Statements.

(D)	Perpetual security with no stated maturity date.
(E)

Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at May 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(F)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $254 (000) and represents 1.3% of total net assets as of May 31, 2018.

Δ

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.

See Notes to Financial Statements.

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)

Assets:

Affiliated Money Market Fund	$227	$–	$–	$227

Asset-Backed Securities	–	492	–	492

Commercial Mortgage-Backed Security	–	98	–	98

Common Stocks	6,362	–	1	6,363

Corporate Bonds	–	3,131	–	3,131

Exchange-Traded Funds	2,973	–	–	2,973

Foreign Common Stocks:

Bermuda	14	–	–	14

Canada	133	–	–	133

France	66	–	–	66

Ireland	3	–	–	3

Netherlands	31	–	–	31

Panama	102	–	–	102

Singapore	27	–	–	27

Switzerland	57	–	–	57

United Kingdom	78	–	–	78

Master Limited Partnership	5	–	–	5

Municipal Bond	–	35	–	35

Mutual Fund	1,597	–	–	1,597

Other Government and Agency Obligation	–	9	–	9

Short-Term Investments Purchased With Collateral From Securities Loaned	1,125	–	–	1,125

U.S. Government Agency Mortgage- Backed Obligations	–	1,787	–	1,787

U.S. Treasury Obligations	–	2,048	–	2,048

Total Assets - Investments in Securities	$12,800	$7,600	$1	$20,401

See Notes to Financial Statements.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2018, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:
Payable for collateral received for loaned securities	$–	$1,125	$–	$1,125

Total Liabilities - Collateral Received for Loaned Securities	$–	$1,125	$–	$1,125

There were no transfers between Levels during the fiscal year ended May 31, 2018.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  E m e r g i n g  M a r k e t s  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
FOREIGN COMMON STOCKS — 93.5%
Consumer Discretionary — 11.7%
AmRest Holdings SE (Poland)*	882	$108
CCC SA (Poland)	1,680	124
CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	10,063	138
Despegar.com (Argentina)*#	2,528	59
Gourmet Master (Taiwan)	15,400	159
Hana Tour Service (South Korea)	1,369	130
Hota Industrial Manufacturing (Taiwan)	43,212	208
Kakao M (South Korea)	1,547	119
Naspers, Cl N (South Africa)	545	130
Nokian Renkaat OYJ (Finland)	4,687	182
TAL Education Group, ADR (China)*	5,084	216

		1,573

Consumer Staples — 1.7%
Dino Polska SA (Poland)* 144A	2,398	72
Juhayna Food Industries (Egypt)	88,886	62
Vietnam Dairy Products JSC (Vietnam)	12,150	87

		221

Energy — 5.8%
Anton Oilfield Services Group (China)*	1,015,202	159
CNOOC, ADR (Hong Kong)	1,267	214
Ecopetrol SA, ADR (Colombia)#	9,981	215
Tenaris SA, ADR (Italy)	5,368	193

		781

Financials — 18.5%
AIA Group (Hong Kong)	28,600	261
Bank Central Asia Tbk PT (Indonesia)	79,700	130
Bank of China, Cl H (China)	253,000	132
Bank of Georgia Group PLC (Georgia)	2,097	52
China Merchants Bank, Cl H (China)	69,985	286
Commercial International Bank Egypt SAE (Egypt)	34,222	161
Equity Group Holdings (Kenya)	314,884	147
Erste Group Bank AG (Austria)*	5,755	238
First Abu Dhabi Bank PJSC (United Arab Emirates)	41,150	138
Georgia Capital PLC (Georgia)*	2,097	28
HDFC Bank, ADR (India)	2,466	262
Muangthai Capital PCL (Thailand)	84,200	83
OTP Bank Nyrt (Hungary)	5,222	187
Pagseguro Digital, Class A (Brazil)*	2,745	91
Ping An Insurance Group of China, Cl H (China)	29,444	287

		2,483

Healthcare — 13.0%
CSPC Pharmaceutical Group (China)	76,000	236
Fleury SA (Brazil)	10,467	69
Medy-Tox (South Korea)	502	350
NMC Health PLC (United Arab Emirates)	6,598	308
Richter Gedeon Nyrt (Hungary)	8,498	167
Samsung Biologics (South Korea)* 144A	609	246
Sino Biopharmaceutical (China)	145,000	365

		1,741

Industrials — 4.8%
Airports of Thailand PCL (Thailand)	64,200	138

	Number of Shares	Fair Value (000)

Airtac International Group (Taiwan)	16,299	$281
Malaysia Airports Holdings Bhd (Malaysia)	61,400	128
Wizz Air Holdings PLC (Hungary)* 144A	1,947	88

		635

Information Technology — 30.1%
Alibaba Group Holding, ADR (China)*	3,193	632
Chinasoft International (China)*	261,392	219
Mail.Ru Group, GDR (Russia)*	4,500	128
MercadoLibre (Argentina)	558	162
Samsung Electronics (South Korea)	14,200	667
Samsung SDI (South Korea)	1,608	298
Taiwan Semiconductor Manufacturing (Taiwan)	66,147	494
Tencent Holdings (China)	18,504	945
Weibo, ADR (China)*	1,245	127
Win Semiconductors (Taiwan)	17,146	138
Yandex NV, Cl A (Russia)*	6,501	218

		4,028

Materials — 2.9%
Southern Copper (Peru)#	2,125	104
Vedanta, ADR (India)	10,627	156
Zijin Mining Group, Cl H (China)	304,479	126

		386

Real Estate — 4.4%
Ayala Land (Philippines)	177,500	134
Central Pattana PCL (Thailand)	92,385	220
KWG Property Holding (Hong Kong)	103,500	142
Yanlord Land Group (Singapore)	70,100	88

		584

Telecommunication Services — 0.6%
Safaricom PLC (Kenya)	305,684	85

Total Foreign Common Stocks (Cost $9,480)		12,517

AFFILIATED MONEY MARKET FUND — 6.1%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	818,839	819
Total Affiliated Money Market Fund (Cost $819)		819

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 99.6% (Cost $10,299)		13,336

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 2.6%
Affiliated Money Market Fund — 2.1%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	279,617	$280

Money Market Fund — 0.5%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 1.661% (A)	66,868	67
Total Short-Term Investments Purchased With Collateral From Securities Loaned‡ (Cost $347)		347

TOTAL INVESTMENTS — 102.2% (Cost $10,646)**		13,683

Liabilities in Excess of Other Assets — (2.2)%		(291)

TOTAL NET ASSETS — 100.0%		$13,392

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $10,645.

Gross unrealized appreciation (000)	$3,343
Gross unrealized depreciation (000)	(305)

Net unrealized appreciation (000)	$3,038

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $337 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $406 (000) and represents 3.0% of total net assets as of May 31, 2018.

See Notes to Financial Statements.

P N C  E m e r g i n g  M a r k e t s  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$819	$–	$–	$819

Foreign Common Stocks:

Argentina	221	–	–	221

Austria	–	238	–	238

Brazil	298	–	–	298

China	975	2,755	–	3,730

Colombia	215	–	–	215

Egypt	–	223	–	223

Finland	–	182	–	182

Georgia	28	52	–	80

Hong Kong	214	403	–	617

Hungary	–	442	–	442

India	418	–	–	418

Indonesia	–	130	–	130

Italy	193	–	–	193

Kenya	147	85	–	232

Malaysia	128	–	–	128

Peru	104	–	–	104

Philippines	–	134	–	134

Poland	–	304	–	304

Russia	218	128	–	346

Singapore	–	88	–	88

South Africa	–	130	–	130

South Korea	–	1,810	–	1,810

Taiwan	–	1,280	–	1,280

Thailand	–	441	–	441

United Arab Emirates	–	446	–	446

Vietnam	–	87	–	87

Short-Term Investments Purchased With Collateral From Securities Loaned	347	–	–	347

Total Assets - Investments in Securities	$4,325	$9,358	$–	$13,683

See Notes to Financial Statements.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2018, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$347	$–	$347

Total Liabilities - Collateral Received for Loaned Securities	$–	$347	$–	$347

The fair value of securities that were transferred from Level 1 to Level 2 as of May 31, 2018 is $688 (000). The securities were transferred from Level 1 to Level 2 as a result of foreign equities that are fair value adjusted as of May 31, 2018. (See Note 2 in Notes to Schedules of Investments). There were no securities transferred from Level 2 to Level 1 during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  E m e r g i n g  M a r k e t s  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

At May 31, 2018, country diversification of the Fund was as follows:

Country Diversification	% of Total Net Assets	Fair Value (000)

Foreign Common Stocks

China	27.8%	$3,730

South Korea	13.5	1,810

Taiwan	9.6	1,280

Hong Kong	4.6	617

United Arab Emirates	3.3	446

Hungary	3.3	442

Thailand	3.3	441

India	3.1	418

Russia	2.6	346

Poland	2.3	304

Brazil	2.2	298

Austria	1.8	238

Kenya	1.7	232

Egypt	1.7	223

Argentina	1.6	221

Colombia	1.6	215

Italy	1.4	193

Finland	1.4	182

Philippines	1.0	134

South Africa	1.0	130

Indonesia	1.0	130

Malaysia	1.0	128

Peru	0.8	104

Singapore	0.7	88

Vietnam	0.6	87

Georgia	0.6	80

Total Foreign Common Stocks	93.5	12,517

Affiliated Money Market Fund	6.1	819

Total Investments Before Collateral for Loaned Securities	99.6	13,336

Short-Term Investments Purchased With Collateral From Securities Loaned	2.6	347

Total Investments	102.2	13,683

Liabilities in Excess of Other Assets	(2.2)	(291)

Total Net Assets	100.0%	$13,392

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
FOREIGN COMMON STOCKS — 94.1%
Consumer Discretionary — 15.7%
Bellway PLC (United Kingdom)	331,390	$14,453
Canada Goose Holdings (Canada)*#	162,974	6,853
Cie Generale des Etablissements Michelin (France)	113,700	14,699
Cineworld Group PLC (United Kingdom)	4,298,000	14,548
Compass Group PLC (United Kingdom)	316,212	6,795
Countryside Properties PLC (United Kingdom) 144A	1,049,630	5,162
Dufry AG (Switzerland)*#	19,802	2,700
Duni AB (Sweden)	417,000	6,033
Gourmet Master (Taiwan)	644,530	6,669
Hyundai Mobis (South Korea)	47,700	9,621
Inchcape PLC (United Kingdom)	307,824	2,992
Industria de Diseno Textil SA (Spain)	146,150	4,620
IPSOS (France)	137,772	4,705
Just Eat PLC (United Kingdom)*	444,993	4,984
Kia Motors (South Korea)	339,500	9,794
Lululemon Athletica (Canada)*	85,940	9,028
LVMH Moet Hennessy Louis Vuitton SE (France)	29,987	10,441
Magna International (Canada)	239,684	15,369
Next PLC (United Kingdom)	206,726	15,923
SEB SA (France)	28,251	5,104
Sony, ADR (Japan)	305,195	14,372
TAL Education Group, ADR (China)*	231,210	9,817
Taylor Wimpey PLC (United Kingdom)*	4,159,040	10,501
Vapiano SE (Germany)*# 144A	121,267	3,188
Zalando SE (Germany)* 144A	140,790	7,498
zooplus AG (Germany)*	25,502	4,891

		220,760

Consumer Staples — 4.4%
Anheuser-Busch InBev SA, ADR (Belgium)	32,922	3,081
Danone SA (France)	118,809	9,098
Davide Campari-Milano SpA (Italy)	756,516	5,648
Greencore Group PLC (Ireland)	4,105,581	9,971
Juhayna Food Industries (Egypt)	2,911,966	2,031
Kao (Japan)	101,815	7,864
Nestle SA (Switzerland)	120,553	9,112
Reckitt Benckiser Group PLC (United Kingdom)	84,192	6,445
Treasury Wine Estates (Australia)	674,099	8,421

		61,671

Energy — 2.7%
Inpex (Japan)	496,602	5,503
Sasol (South Africa)	234,700	8,466
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	65,970	8,294
Tenaris SA, ADR (Italy)	235,386	8,450
WorleyParsons (Australia)	624,560	7,812

		38,525

Financials — 19.0%
AIA Group (Hong Kong)	1,300,753	11,873
Bancolombia SA (Colombia)	480,300	5,534
Bancolombia SA, ADR (Colombia)	256,900	11,915
Burford Capital (United Kingdom)	433,763	9,163
Cerved Group SpA (Italy)	338,745	3,549

	Number of Shares	Fair Value (000)
Commercial International Bank Egypt SAE (Egypt)	1,699,963	$8,009
Danske Bank A/S (Denmark)	131,016	4,347
DBS Group Holdings (Singapore)	308,949	6,500
DNB ASA (Norway)	843,144	15,112
Equity Group Holdings (Kenya)	16,037,354	7,473
Erste Group Bank AG (Austria)*	192,251	7,962
First Abu Dhabi Bank PJSC (United Arab Emirates)	2,004,844	6,705
Hannover Rueck SE (Germany)	106,300	13,414
HDFC Bank, ADR (India)	125,141	13,317
Muenchener Rueckversicherungs AG (Germany)	62,500	12,847
Nihon M&A Center (Japan)	286,438	9,367
ORIX (Japan)	20	–
ORIX, ADR (Japan)	92,416	7,718
Ping An Insurance Group of China, Cl H (China)	1,405,952	13,696
Popular (Puerto Rico)	345,300	15,621
Shinhan Financial Group (South Korea)	238,500	9,735
Siam Commercial Bank PCL (Thailand)	3,814,600	15,819
SpareBank 1 SR Bank ASA (Norway)	1,267,853	12,157
Standard Chartered PLC (United Kingdom)	919,845	9,211
Sumitomo Mitsui Financial Group (Japan)	5	–
Sumitomo Mitsui Financial Group, ADR (Japan)	948,625	7,864
Svenska Handelsbanken AB, Cl A (Sweden)	1,263,400	13,841
United Overseas Bank (Singapore)	659,780	13,808

		266,557

Healthcare — 8.1%
Ambu A/S, Cl B (Denmark)	155,227	4,661
Clinigen Group PLC (United Kingdom)	487,368	5,525
GN Store Nord A/S (Denmark)	194,719	7,435
Grifols SA (Spain)	310,686	9,159
ICON PLC (Ireland)*	66,296	8,551
Jazz Pharmaceuticals PLC (Ireland)*	41,431	7,002
M3 (Japan)	136,894	5,699
Medy-Tox (South Korea)	13,056	9,097
NMC Health PLC (United Arab Emirates)	187,562	8,767
Novartis AG (Switzerland)	184,966	13,751
Roche Holding AG (Switzerland)	27,755	5,951
Sysmex (Japan)	86,450	7,759
Teva Pharmaceutical Industries, ADR (Israel)	703,330	15,122
Vitrolife AB (Sweden)	395,833	5,933

		114,412

Industrials — 11.7%
Aeroports de Paris (France)	24,925	5,200
ANDRITZ AG (Austria)	317,400	15,833
Ashtead Group PLC (United Kingdom)	333,267	10,300
Atlas Copco AB, Cl A (Sweden)	194,585	7,719
Atlas Copco AB, Cl A (Sweden)*	159,972	145
Babcock International Group PLC (United Kingdom)	1,501,800	16,615
BBA Aviation PLC (United Kingdom)	2,193,148	9,597
Canadian National Railway (Canada)	46,548	3,886
en-japan (Japan)	171,711	8,426
Hexagon AB, Cl B (Sweden)	136,857	7,723
Kingspan Group PLC (Ireland)	108,383	5,018
Kone OYJ, Cl B (Finland)	288,700	14,283
Loomis AB, Cl B (Sweden)	258,831	9,886
Nidec (Japan)	89,281	13,784
Rational AG (Germany)	6,533	4,086

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
FOREIGN COMMON STOCKS — continued
Industrials — continued
SMC (Japan)	22,456	$8,474
TREVI Finanziaria Industriale SpA (Italy)*#	1,719,170	834
VAT Group AG (Switzerland)* 144A	36,335	5,203
Vinci SA (France)	138,600	13,632
Wizz Air Holdings PLC (Hungary)* 144A	88,510	3,997

		164,641

Information Technology — 14.8%
Alibaba Group Holding, ADR (China)*	73,391	14,532
ASML Holding NV (Netherlands)#	70,247	13,814
Broadcom (Singapore)	28,458	7,173
Dassault Systemes SE (France)	36,340	5,101
Infosys, ADR (India)	824,760	15,002
Keyence (Japan)	16,304	9,959
LINE (Japan)*	241,900	8,809
MercadoLibre (Argentina)	19,151	5,570
Nexon (Japan)*	693,300	11,438
Nintendo, ADR (Japan)	204,643	10,445
NXP Semiconductors NV (Netherlands)*	52,133	5,943
Orbotech (Israel)*	105,739	6,772
Samsung Electronics (South Korea)	323,050	15,170
SAP SE, ADR (Germany)	73,068	8,241
SK Hynix (South Korea)	86,200	7,454
STMicroelectronics NV (Netherlands)	207,693	4,958
Temenos AG (Switzerland)*	43,916	6,509
Tencent Holdings (China)	417,861	21,333
Venture (Singapore)	455,078	7,114
Wirecard AG (Germany)	104,583	16,088
Worldline SA (France)* 144A	122,344	7,068

		208,493

Materials — 10.3%
Agnico Eagle Mines (Canada)#	258,812	11,634
BASF SE (Germany)	135,900	13,418
BHP Billiton PLC, ADR (United Kingdom)	225,700	10,333
CRH PLC, ADR (Ireland)	209,448	7,747
Imerys SA (France)	188,052	16,029
LANXESS AG (Germany)	171,400	13,553
Linde AG (Germany)	61,400	14,031
Methanex (Canada)	241,100	16,471
Solvay SA (Belgium)	103,812	13,914
Symrise AG (Germany)	170,530	13,841
Yara International ASA (Norway)	335,600	13,853

		144,824

Real Estate — 1.9%
Central Pattana PCL (Thailand)	2,141,484	5,105
Grand City Properties SA (Luxembourg)	222,643	5,460
Nexity SA (France)	84,885	4,944
VIB Vermoegen AG (Germany)	120,549	3,100
Yanlord Land Group (Singapore)	6,376,633	8,025

		26,634

Telecommunication Services — 4.4%
Deutsche Telekom AG (Germany)	893,393	13,840
Freenet AG (Germany)	491,019	14,095
KDDI (Japan)	537,700	14,503
LG Uplus (South Korea)	903,900	9,780
Safaricom PLC (Kenya)	15,301,845	4,255

	Number of Shares	Fair Value (000)

SoftBank Group (Japan)	79,666	$5,653

		62,126

Utilities — 1.1%
Kansai Electric Power (Japan)	1,077,500	15,483

		15,483

Total Foreign Common Stocks (Cost $1,065,174)		1,324,126

AFFILIATED MONEY MARKET FUND — 5.0%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	70,659,808	70,660

Total Affiliated Money Market Fund (Cost $70,660)		70,660

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 99.1% (Cost $1,135,834)		1,394,786

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.5%
Affiliated Money Market Fund — 0.4%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	5,964,438	5,964

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 1.661% (A)	1,426,346	1,427
Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $7,391)‡		7,391

TOTAL INVESTMENTS — 99.6% (Cost $1,143,225)**		1,402,177

Other Assets in Excess of Liabilities — 0.4%		5,420
TOTAL NET ASSETS — 100.0%		$1,407,597

*	Non-income producing security.
**	Aggregate cost of investments and derivatives for Federal income tax purposes is (000) $1,143,310.

Gross unrealized appreciation (000)	$297,407
Gross unrealized depreciation (000)	(38,540)

Net unrealized appreciation (000)	$258,867

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $7,185 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $32,116 (000) and represents 2.3% of total net assets as of May 31, 2018.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Other Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$70,660	$–	$–	$70,660

Foreign Common Stocks:

Argentina	5,570	–	–	5,570

Australia	-	16,233	–	16,233

Austria	-	32,089	–	32,089

Belgium	3,081	13,914	–	16,995

Canada	63,241	-	–	63,241

China	24,349	35,029	–	59,378

Colombia	17,449	-	–	17,449

Denmark	-	16,443	–	16,443

Egypt	-	10,040	–	10,040

Finland	-	14,283	–	14,283

France	-	96,021	–	96,021

Germany	11,341	144,790	–	156,131

Hong Kong	-	11,873	–	11,873

Hungary	-	3,997	–	3,997

India	28,319	-	–	28,319

Ireland	38,289	-	–	38,289

Israel	21,894	-	–	21,894

Italy	9,284	9,197	–	18,481

Japan	40,399	132,721	–	173,120

Kenya	7,473	4,255	–	11,728

Luxembourg	-	5,460	–	5,460

Netherlands	24,715	-	–	24,715

Norway	-	41,122	–	41,122

Puerto Rico	15,621	-	–	15,621

Singapore	7,173	35,447	–	42,620

South Africa	-	8,466	–	8,466

South Korea	-	70,651	–	70,651

Spain	-	13,779	–	13,779

Sweden	6,178	45,102	–	51,280

Switzerland	-	43,226	–	43,226

Taiwan	-	6,669	–	6,669

Thailand	-	20,924	–	20,924

United Arab Emirates	-	15,472	–	15,472

United Kingdom	10,333	142,214	–	152,547

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Other Significant Unobservable Inputs (000)	Total Fair Value (000)
Short-Term Investments Purchased With Collateral From Securities Loaned	7,390	–	–	7,390

Total Assets - Investments in Securities	$412,759	$989,417	$–	$1,402,176

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2018, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$7,390	$–	$7,390

Total Liabilities - Collateral Received for Loaned Securities	$–	$7,390	$–	$7,390

The fair value of securities that were transferred from Level 1 to Level 2 as of May 31, 2018 is $60,384 (000). The securities were transferred from Level 1 to Level 2 as a result of foreign equities that are fair value adjusted as of May 31, 2018. (See Note 2 in Notes to Financial Statements).

The fair value of securities that were transferred from Level 2 to Level 1 as of May 31, 2018 is $10,805 (000). The securities were transferred from Level 2 to Level 1 as a result of foreign equities that are valued based on quoted prices as of May 31, 2018. (See Note 2 in Notes to Financial Statements).

See Notes to Financial Statements.

At May 31, 2018, country diversification of the Fund was as follows:

Country Diversification	% of Total Net Assets	Fair Value (000)
Foreign Common Stocks

Japan	12.3%	$173,120

Germany	11.1	156,131

United Kingdom	10.9	152,547

France	6.8	96,021

South Korea	5.0	70,651

Canada	4.5	63,241

China	4.2	59,378

Sweden	3.6	51,280

Switzerland	3.1	43,226

Singapore	3.0	42,620

Norway	2.9	41,122

Ireland	2.7	38,289

Austria	2.3	32,089

India	2.0	28,319

Netherlands	1.8	24,715

Israel	1.6	21,894

Thailand	1.5	20,924

Italy	1.3	18,481

Colombia	1.2	17,449

Belgium	1.2	16,995

Denmark	1.2	16,443

Australia	1.2	16,233

Puerto Rico	1.1	15,621

United Arab Emirates	1.1	15,472

Finland	1.0	14,283

Spain	1.0	13,779

Hong Kong	0.8	11,873

Kenya	0.8	11,728

Egypt	0.7	10,040

South Africa	0.6	8,466

Taiwan	0.5	6,669

Argentina	0.4	5,570

Luxembourg	0.4	5,460

Hungary	0.3	3,997

Total Foreign Common Stocks	94.1	1,324,126
Affiliated Money Market Fund	5.0	70,660

Total Investments Before Collateral for Loaned Securities	99.1	1,394,786
Short-Term Investments Purchased With Collateral for Loaned Securities	0.5	7,390

Total Investments	99.6	1,402,176
Other Assets in Excess of Liabilities	0.4	5,421

Total Net Assets	100.0%	$1,407,597

See Notes to Financial Statements.

P N C   I n t e r n a t i o n a l   G r o w t h   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
FOREIGN COMMON STOCKS — 98.8%
Consumer Discretionary — 15.1%
Canada Goose Holdings (Canada)*	1,540	$65
Compass Group PLC (United Kingdom)	2,852	61
Countryside Properties PLC (United Kingdom) 144A	9,402	46
Dufry AG (Switzerland)*	193	26
Gourmet Master (Taiwan)	5,880	61
Industria de Diseno Textil SA (Spain)	1,377	43
Just Eat PLC (United Kingdom)*	4,381	49
Lululemon Athletica (Canada)*	750	79
LVMH Moet Hennessy Louis Vuitton SE (France)	292	102
SEB SA (France)	263	47
Sony, ADR (Japan)	2,951	139
TAL Education Group, ADR (China)*	1,950	83
Vapiano SE (Germany)* 144A	1,138	30
Zalando SE (Germany)* 144A	1,289	69
zooplus AG (Germany)*	229	44

		944

Consumer Staples — 7.3%
Anheuser-Busch InBev SA, ADR (Belgium)	281	26
Danone SA (France)	1,025	79
Davide Campari-Milano SpA (Italy)	7,496	56
Juhayna Food Industries (Egypt)	26,111	18
Kao (Japan)	891	69
Nestle SA (Switzerland)	1,081	82
Reckitt Benckiser Group PLC (United Kingdom)	734	56
Treasury Wine Estates (Australia)	5,909	74

		460

Energy — 3.2%
Inpex (Japan)	4,451	49
Schoeller-Bleckmann Oilfield
Equipment AG (Austria)	591	74
Tenaris SA, ADR (Italy)	2,107	76

		199

Financials — 17.2%
AIA Group (Hong Kong)	11,709	107
Burford Capital (United Kingdom)	3,911	83
Cerved Group SpA (Italy)	3,289	34
Commercial International Bank Egypt SAE (Egypt)	15,959	75
Danske Bank A/S (Denmark)	1,203	40
DBS Group Holdings (Singapore)	2,800	59
Equity Group Holdings (Kenya)	143,706	67
Erste Group Bank AG (Austria)*	1,693	70
First Abu Dhabi Bank PJSC
(United Arab Emirates)	18,821	63
HDFC Bank, ADR (India)	1,125	120
Nihon M&A Center (Japan)	2,798	91
ORIX, ADR (Japan)	827	69
Ping An Insurance Group of China, Cl H (China)	12,719	124
Sumitomo Mitsui Financial Group (Japan)	3	–
Sumitomo Mitsui Financial Group, ADR (Japan)	8,413	70

		1,072

Healthcare — 12.4%
Ambu A/S, Cl B (Denmark)	1,409	42
Clinigen Group PLC (United Kingdom)	4,362	50

	Number of Shares	Fair Value (000)

GN Store Nord A/S (Denmark)	1,766	$68
Grifols SA (Spain)	2,782	82
ICON PLC (Ireland)*	597	77
Jazz Pharmaceuticals PLC (Ireland)*	371	63
M3 (Japan)	1,258	52
Medy-Tox (South Korea)	116	81
NMC Health PLC (United Arab Emirates)	1,794	84
Roche Holding AG (Switzerland)	248	53
Sysmex (Japan)	762	68
Vitrolife AB (Sweden)	3,539	53

		773

Industrials — 12.2%
Aeroports de Paris (France)	243	51
Ashtead Group PLC (United Kingdom)	3,005	93
Atlas Copco AB, Cl A (Sweden)	1,744	69
Atlas Copco AB, Cl A (Sweden)*	1,391	1
Canadian National Railway (Canada)	445	37
en-japan (Japan)	1,616	79
Hexagon AB, Cl B (Sweden)	1,251	71
Kingspan Group PLC (Ireland)	980	45
Nidec (Japan)	802	124
Rational AG (Germany)	57	36
SMC (Japan)	202	76
VAT Group AG (Switzerland)* 144A	323	46
Wizz Air Holdings PLC (Hungary)* 144A	751	34

		762

Information Technology — 23.2%
Alibaba Group Holding, ADR (China)*	689	136
ASML Holding NV (Netherlands)	613	121
Broadcom (Singapore)	253	64
Dassault Systemes SE (France)	351	49
Keyence (Japan)	146	89
LINE (Japan)*	2,100	77
MercadoLibre (Argentina)	168	49
Nintendo, ADR (Japan)	1,811	92
NXP Semiconductors NV (Netherlands)*	484	55
Orbotech (Israel)*	936	60
SAP SE, ADR (Germany)	694	78
STMicroelectronics NV (Netherlands)	1,826	44
Temenos AG (Switzerland)*	398	59
Tencent Holdings (China)	3,936	201
Venture (Singapore)	3,973	62
Wirecard AG (Germany)	956	147
Worldline SA (France)* 144A	1,127	65

		1,448

Materials — 2.8%
Agnico Eagle Mines (Canada)	2,355	106
CRH PLC, ADR (Ireland)	1,823	67

		173

Real Estate — 3.9%
Central Pattana PCL (Thailand)	19,069	45
Grand City Properties SA (Luxembourg)	2,181	54
Nexity SA (France)	785	46
VIB Vermoegen AG (Germany)	1,131	29
Yanlord Land Group (Singapore)	55,716	70

		244

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
FOREIGN COMMON STOCKS — continued
Telecommunication Services — 1.5%
Safaricom PLC (Kenya)	145,225	$40
SoftBank Group (Japan)	739	53

		93

Total Foreign Common Stocks (Cost $4,395)		6,168

AFFILIATED MONEY MARKET FUND — 3.0%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	189,522	190

Total Affiliated Money Market Fund (Cost $190)		190

TOTAL INVESTMENTS — 101.8% (Cost $4,585)**		6,358

Liabilities in Excess of Other Assets — (1.8)%		(112)
TOTAL NET ASSETS — 100.0%		$6,246

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $4,587.

Gross unrealized appreciation (000)	$1,854
Gross unrealized depreciation (000)	(83)

Net unrealized appreciation (000)	$1,771

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $290 (000) and represents 4.6% of total net assets as of May 31, 2018.

See Notes to Financial Statements.

P N C   I n t e r n a t i o n a l   G r o w t h   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$190	$–	$–	$190

Foreign Common Stocks:

Argentina	49	–	–	49

Australia	–	74	–	74

Austria	–	144	–	144

Belgium	26	–	–	26

Canada	287	–	–	287

China	219	325	–	544

Denmark	–	150	–	150

Egypt	–	93	–	93

France	–	439	–	439

Germany	107	326	–	433

Hong Kong	–	107	–	107

Hungary	–	34	–	34

India	120	–	–	120

Ireland	252	–	–	252

Israel	60	–	–	60

Italy	76	90	–	166

Japan	370	827	–	1,197

Kenya	67	40	–	107

Luxembourg	–	54	–	54

Netherlands	220	–	–	220

Singapore	64	191	–	255

South Korea	–	81	–	81

Spain	–	125	–	125

Sweden	1	193	–	194

Switzerland	–	266	–	266

Taiwan	–	61	–	61

Thailand	–	45	–	45

United Arab Emirates	–	147	–	147

United Kingdom	–	438	–	438

Total Assets - Investments in Securities	$2,108	$4,250	$–	$6,358

The fair value of securities that were transferred from Level 1 to Level 2 as of May 31, 2018 is $303 (000). The securities were transferred from Level 1 to Level 2 as a result of foreign equities that are fair value adjusted as of May 31, 2018. (See Note 2 in Notes to Schedules of Investments).

There were no securities transferred from Level 2 to Level 1 during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

At May 31, 2018, country diversification of the Fund was as follows:

Country Diversification	% of Total Net Assets	Fair Value (000)
Foreign Common Stocks

Japan	19.2%	$1,197

China	8.7	544

France	7.0	439

United Kingdom	7.0	438

Germany	6.9	433

Canada	4.6	287

Switzerland	4.3	266

Singapore	4.1	255

Ireland	4.0	252

Netherlands	3.5	220

Sweden	3.1	194

Italy	2.7	166

Denmark	2.4	150

United Arab Emirates	2.4	147

Austria	2.3	144

Spain	2.0	125

India	1.9	120

Kenya	1.7	107

Hong Kong	1.7	107

Egypt	1.5	93

South Korea	1.3	81

Australia	1.2	74

Taiwan	1.0	61

Israel	1.0	60

Luxembourg	0.9	54

Argentina	0.8	49

Thailand	0.7	45

Hungary	0.5	34

Belgium	0.4	26

Total Foreign Common Stocks	98.8	6,168

Affiliated Money Market Fund	3.0	190

Total Investments	101.8	6,358

Liabilities in Excess of Other Assets	(1.8)	(112)

Total Net Assets	100.0%	$6,246

See Notes to Financial Statements.

P N C   M u l t i - F a c t o r   A l l   C a p   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
COMMON STOCKS — 94.8%
Consumer Discretionary — 23.9%
AMC Networks, Cl A*	870	$50
American Axle & Manufacturing Holdings*	3,045	48
Aramark	1,138	44
Asbury Automotive Group*	690	48
Best Buy	659	45
Big Lots	1,065	44
Booking Holdings*	23	49
BorgWarner	927	45
Boyd Gaming	1,441	54
Carnival (Panama)	715	45
Children’s Place	330	42
Columbia Sportswear	596	52
Comcast, Cl A	1,357	42
Cracker Barrel Old Country Store	287	45
Criteo SA, ADR (France)*	1,670	40
Darden Restaurants	535	47
Dave & Buster’s Entertainment*	1,069	45
Dollar General	485	42
Fiat Chrysler Automobiles NV (Netherlands)	2,264	53
General Motors	1,273	54
Gentex	1,998	48
International Speedway, Cl A	1,037	43
Interpublic Group	1,976	45
LCI Industries	446	39
Lear	250	49
LGI Homes*	620	38
Lithia Motors, Cl A	456	45
Magna International (Canada)	813	52
MarineMax*	2,452	57
Marriott Vacations Worldwide	338	41
MDC Holdings	1,625	51
MSG Networks, Cl A*	1,958	38
Norwegian Cruise Line Holdings (Bermuda)*	888	46
Omnicom Group	648	47
Party City Holdco*	2,866	42
Penn National Gaming*	1,746	59
Penske Automotive Group	1,049	51
Royal Caribbean Cruises (Liberia)	394	41
Ruth’s Hospitality Group	1,870	50
ServiceMaster Global Holdings*	922	53
Target	653	48
Tenneco	847	37
Texas Roadhouse	785	49
Thor Industries	403	37
Time Warner	480	45
Toll Brothers	1,058	42
TopBuild*	590	50
Vail Resorts	201	48

		2,225

Consumer Staples — 3.8%
Campbell Soup	1,040	35
J.M. Smucker	367	39
Kellogg	706	45
McCormick	426	43
Performance Food Group*	1,533	55
Post Holdings*	608	47
Tyson Foods, Cl A	620	42
US Foods Holding*	1,371	49

		355

	Number of Shares	Fair Value (000)

Energy — 1.6%
Arch Coal, Cl A	502	$41
McDermott International (Panama)*	2,525	55
Pembina Pipeline (Canada)	1,476	51

		147

Financials — 15.0%
Aflac	1,078	49
American Financial Group	404	44
Arthur J. Gallagher	662	44
Athene Holding, Cl A (Bermuda)*	949	42
Bank of Nova Scotia (Canada)	744	45
BNY Mellon	859	47
Canadian Imperial Bank of Commerce (Canada)	517	45
Carolina Financial	1,156	51
Citizens Financial Group	1,122	46
E*TRADE Financial*	843	53
Enterprise Financial Services	961	53
Essent Group (Bermuda)*	1,087	37
Federated Investors, Cl B	1,311	32
First American Financial	777	40
Great Western Bancorp	1,181	52
MB Financial	1,067	53
Meta Financial Group	412	47
NMI Holdings, Cl A*	2,751	46
PennyMac Financial Services, Cl A*	1,999	40
People’s United Financial	2,446	45
Primerica	464	46
QCR Holdings	1,002	48
Raymond James Financial	530	51
Regions Financial	2,470	45
Reinsurance Group of America	292	44
Toronto-Dominion Bank (Canada)	804	47
Unum Group	955	37
Valley National Bancorp	3,622	46
Western Alliance Bancorp*	787	47
Yirendai, ADR (Cayman Islands)	1,165	27
Zions Bancorporation	864	47

		1,396

Healthcare — 5.8%
AbbVie	480	47
Amgen	272	49
AMN Healthcare Services*	792	45
Baxter International	734	52
Centene*	452	53
Charles River Laboratories International*	425	46
CVS Health	721	46
Encompass Health	791	51
HCA Healthcare	466	48
Pfizer	1,308	47
WellCare Health Plans*	236	52

		536

Industrials — 17.4%
Air Lease	1,074	48
Atkore International Group*	2,296	50
Boeing	141	50
Builders FirstSource*	2,304	45
Cintas	267	49
Continental Building Products*	1,627	49

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Industrials — continued
Copart*	906	$50
Dycom Industries*	435	40
EMCOR Group	578	44
FedEx	192	48
Fortune Brands Home & Security	775	43
Hawaiian Holdings	1,186	44
HEICO	519	48
Heritage-Crystal Clean*	1,958	40
Hexcel	704	50
Huntington Ingalls Industries	179	40
Insperity	663	61
KAR Auction Services	839	44
ManpowerGroup	384	34
Masco	1,134	42
MasTec*	992	46
Northrop Grumman	131	43
Owens Corning	554	35
Patrick Industries*	732	44
Quanex Building Products	2,595	44
Republic Services	707	48
Snap-on	307	45
Spirit AeroSystems Holdings, Cl A	559	47
Tetra Tech	933	51
TransUnion	799	55
TriNet Group*	991	53
Triton International (Bermuda)	1,529	53
United Rentals*	267	43
Waste Management	552	46
XPO Logistics*	460	48

		1,620

Information Technology — 15.8%
Accenture PLC, Cl A (Ireland)	322	50
Advanced Energy Industries*	692	45
Applied Materials	835	42
CACI International, Cl A*	304	51
Ciena*	1,784	41
Cognizant Technology Solutions, Cl A	567	43
DXC Technology	450	41
Entegris	1,324	46
First Data, Cl A*	2,852	54
Ichor Holdings (Cayman Islands)*	1,927	48
Intel	911	50
KLA-Tencor	441	50
Lam Research	230	46
MAXIMUS	695	42
Micron Technology*	877	51
MKS Instruments	406	46
Momo, ADR (Cayman Islands)*	1,268	58
Motorola Solutions	435	47
NVIDIA	204	51
ON Semiconductor*	1,896	48
Qualys*	635	49
Rudolph Technologies*	1,652	55
Skyworks Solutions	457	45
SMART Global Holdings (Cayman Islands)*	909	41
SolarEdge Technologies*	885	49
TE Connectivity (Switzerland)	469	44
Teradyne	1,006	38
Texas Instruments	443	50

	Number of Shares	Fair Value (000)

Travelport Worldwide (Bermuda)	2,794	$49
TTM Technologies*	2,983	54
Zebra Technologies, Cl A*	332	51

		1,475

Materials — 10.1%
Berry Global Group*	808	39
Chemours	977	48
Eastman Chemical	434	45
Freeport-McMoRan	2,695	46
Hudbay Minerals (Canada)	6,791	44
Kinross Gold (Canada)*	11,065	40
Kraton*	968	47
Louisiana-Pacific	1,589	46
Norbord (Canada)	1,284	54
Nucor	762	49
Orion Engineered Carbons SA (Luxembourg)	1,724	49
Packaging Corporation of America	406	48
Schnitzer Steel Industries, Cl A	1,436	45
Steel Dynamics	1,057	52
Teck Resources, Cl B (Canada)	1,837	50
Ternium SA, ADR (Luxembourg)	1,438	51
Trinseo SA (Luxembourg)	616	45
Vale SA, ADR (Brazil)	3,627	49
Venator Materials PLC (United Kingdom)*	2,554	45
Warrior Met Coal	1,635	44

		936

Real Estate — 1.4%
Brixmor Property Group REIT	2,914	46
CBRE Group, Cl A*	967	45
Realogy Holdings	1,627	39

		130
Total Common Stocks (Cost $8,399)		8,820

MASTER LIMITED PARTNERSHIPS — 3.6%
Energy — 2.6%
Boardwalk Pipeline Partners LP	4,511	48
CNX Midstream Partners LP	2,470	46
EQT Midstream Partners LP	779	44
Noble Midstream Partners LP	990	51
Phillips 66 Partners LP	956	50

		239

Financials — 1.0%
AllianceBernstein Holding LP	1,714	48
Apollo Global Management LLC, Cl A	1,524	48

		96

Total Master Limited Partnerships (Cost $333)		335

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  A l l  C a p  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
EXCHANGE-TRADED FUND — 1.1%
iShares Russell 3000 ETF†	631	$101

Total Exchange-Traded Fund (Cost $100)		101

AFFILIATED MONEY MARKET FUND — 0.7%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	61,787	62

Total Affiliated Money Market Fund (Cost $62)		62
TOTAL INVESTMENTS — 100.2% (Cost $8,894)**		9,318

	Number of Shares	Fair Value (000)

Liabilities in Excess of Other Assets — (0.2)%		(18)
TOTAL NET ASSETS — 100.0%		$9,300

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $8,966.

Gross unrealized appreciation (000)	$727
Gross unrealized depreciation (000)	(375)

Net unrealized appreciation (000)	$352

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

		Level 2	Level 3	Total
	Level 1	Other Significant	Significant	Fair
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value
	(000)	(000)	(000)	(000)
Assets:

Affiliated Money Market Fund	$62	$–	$–	$62

Common Stocks	8,820	–	–	8,820

Exchange-Traded Fund	101	–	–	101

Master Limited Partnerships	335	–	–	335

Total Assets - Investments in Securities	$9,318	$–	$–	$9,318

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  L a r g e  C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
COMMON STOCKS — 98.0%
Consumer Discretionary — 22.7%
Amazon.com*	1,347	$2,195
AMC Networks, Cl A*	4,232	242
Aramark	11,313	439
Booking Holdings*	902	1,902
D.R. Horton	15,811	667
Darden Restaurants	5,366	469
Dollar General	15,103	1,321
Gentex	9,518	229
Hilton Grand Vacations*	5,032	200
Interpublic Group	19,646	444
Lear	3,754	743
Lululemon Athletica (Canada)*	5,222	549
Marriott International, Cl A	13,820	1,871
McDonald’s	11,695	1,871
Mohawk Industries*	6,060	1,236
NIKE, Cl B	28,309	2,033
NVR*	152	455
Omnicom Group	9,398	677
O’Reilly Automotive*	5,707	1,538
Pool	1,496	214
Qurate Retail*	27,275	555
Sally Beauty Holdings*#	13,157	199
ServiceMaster Global Holdings*	4,331	247
Starbucks	31,997	1,813
Thor Industries	1,896	176
Toll Brothers	5,047	199
Vail Resorts	2,022	487
Williams-Sonoma#	4,150	230

		23,201

Consumer Staples — 1.8%
Campbell Soup#	15,726	529
Church & Dwight	13,938	654
McCormick	6,443	651

		1,834

Financials — 9.2%
Arthur J. Gallagher	10,010	664
Federated Investors, Cl B	6,556	159
LPL Financial Holdings	3,607	248
Marsh & McLennan	16,913	1,359
MSCI	4,535	737
Progressive	22,916	1,423
Raymond James Financial	7,785	752
S&P Global	7,425	1,466
SVB Financial Group*	2,936	916
TD Ameritrade Holding	24,201	1,433
Western Alliance Bancorp*	3,578	216

		9,373

Healthcare — 15.5%
AbbVie	19,652	1,944
Agilent Technologies	20,859	1,292
Amgen	10,940	1,965
Baxter International	21,762	1,542
Centene*	13,638	1,598
Charles River Laboratories International*	2,037	219
Edwards Lifesciences*	10,126	1,390
HCA Healthcare	14,256	1,470
Intuitive Surgical*	3,453	1,587

	Number of Shares	Fair Value (000)

Regeneron Pharmaceuticals*	4,091	$1,229
Veeva Systems, Cl A*	6,281	486
Waters*	3,438	662
WellCare Health Plans*	2,273	504

		15,888

Industrials — 16.1%
A.O. Smith	7,181	453
Air Lease	4,646	206
Allegion PLC (Ireland)	2,588	198
Boeing	5,786	2,038
BWX Technologies	3,335	222
Cintas	8,227	1,499
Copart*	13,701	751
FedEx	7,789	1,940
Fortune Brands Home & Security	7,703	433
HEICO	5,183	476
Huntington Ingalls Industries	2,676	592
KAR Auction Services	3,997	211
Masco	17,140	639
Northrop Grumman	5,414	1,772
Snap-on#	3,049	451
Stanley Black & Decker	9,190	1,280
TransUnion	8,055	552
United Rentals*	4,033	643
Waste Management	16,670	1,379
XPO Logistics*	6,878	724

		16,459

Information Technology — 28.4%
Accenture PLC, Cl A (Ireland)	12,536	1,952
Adobe Systems*	8,799	2,193
Applied Materials	34,160	1,735
Automatic Data Processing	16,653	2,165
CDK Global	7,155	461
Cognizant Technology Solutions, Cl A	23,253	1,752
DXC Technology	13,871	1,278
F5 Networks*	3,148	545
Facebook, Cl A*	11,860	2,275
Fortinet*	8,587	525
KLA-Tencor	6,288	712
Lam Research	7,026	1,392
Maxim Integrated Products	11,581	679
Micron Technology*	36,233	2,087
Motorola Solutions	6,601	709
NVIDIA	8,327	2,100
Oracle	41,187	1,924
Teradyne	9,972	378
Texas Instruments	18,057	2,021
Twitter*	48,682	1,689
Tyler Technologies*	1,043	242
Zebra Technologies, Cl A*	1,582	243

		29,057

Materials — 3.6%
AptarGroup	2,435	225
Avery Dennison	4,082	429
Berry Global Group*	3,986	192
Chemours	9,625	472
Freeport-McMoRan	82,687	1,397
Packaging Corporation of America	4,038	474

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  L a r g e  C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Materials — continued
Steel Dynamics	10,513	$520

		3,709

Real Estate — 0.7%
CBRE Group, Cl A*	14,725	680

Total Common Stocks (Cost $88,324)		100,201

EXCHANGE-TRADED FUND — 1.0%
iShares Russell 1000 Growth ETF†	7,278	1,037

Total Exchange-Traded Fund (Cost $954)		1,037

AFFILIATED MONEY MARKET FUND — 1.0%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	965,499	965

Total Affiliated Money Market Fund (Cost $965)		965

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 100.0% (Cost $90,243)		102,203

	Number of Shares	Fair Value (000)
SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 1.4%
Affiliated Money Market Fund — 1.1%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	1,166,381	$1,166

Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 1.661% (A)	278,930	279

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $1,445)‡		1,445

TOTAL INVESTMENTS — 101.4% (Cost $91,688)**		103,648

Liabilities in Excess of Other Assets — (1.4)%		(1,390)

TOTAL NET ASSETS — 100.0%		$102,258

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $91,693.

Gross unrealized appreciation (000)	$13,787
Gross unrealized depreciation (000)	(1,832)

Net unrealized appreciation (000)	$11,955

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $1,392 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$965	$–	$–	$965

Common Stocks	100,201	–	–	100,201

Exchange-Traded Fund	1,037	–	–	1,037

Short-Term Investments Purchased With Collateral From Securities Loaned	1,445	–	–	1,445

Total Assets - Investments in Securities	$103,648	$–	$–	$103,648

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2018, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$1,445	$–	$1,445

Total Liabilities - Collateral Received for Loaned Securities	$–	$1,445	$–	$1,445

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  L a r g e  C a p  V a l u e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
COMMON STOCKS — 97.3%
Consumer Discretionary — 16.7%
AutoNation*	4,247	$194
Best Buy	19,009	1,297
BorgWarner	13,245	646
Carnival (Panama)	26,970	1,680
Charter Communications, Cl A*	5,692	1,486
Comcast, Cl A	52,379	1,633
Foot Locker	4,464	241
General Motors	48,964	2,091
Gentex	18,602	447
Interpublic Group	18,487	418
Kohl’s	9,958	665
Lear	3,501	693
Michaels*	10,152	186
Newell Brands	25,639	605
Norwegian Cruise Line Holdings (Bermuda)*	12,714	665
Penske Automotive Group	4,337	209
Royal Caribbean Cruises (Liberia)	11,178	1,173
Sally Beauty Holdings*#	11,578	175
Target	25,198	1,837
Time Warner	18,580	1,750
Toll Brothers	9,313	368

		18,459

Consumer Staples — 8.7%
Campbell Soup#	14,810	498
Hormel Foods#	38,315	1,375
J.M. Smucker	5,435	584
Kellogg	20,291	1,307
Kimberly-Clark	15,759	1,589
Pilgrim’s Pride*	16,806	328
Pinnacle Foods	7,852	502
Post Holdings*	2,716	209
Procter & Gamble	22,110	1,618
Tyson Foods, Cl A	17,818	1,202
US Foods Holding*	12,931	461

		9,673

Energy — 0.5%
PBF Energy, Cl A	6,172	291
Range Resources	14,082	223

		514

Financials — 30.6%
Aflac	40,071	1,806
AGNC Investment REIT	22,250	419
Allstate	13,775	1,288
Ally Financial	23,296	598
American Financial Group	5,757	633
Annaly Capital Management REIT	62,208	649
Associated Banc-Corp	7,492	207
Athene Holding, Cl A (Bermuda)*	8,712	389
Bank of America	59,311	1,722
Bank of the Ozarks	9,277	441
BankUnited	5,170	218
BB&T	33,890	1,779
BNY Mellon	34,107	1,867
Capital One Financial	18,396	1,729
Chimera Investment REIT	11,622	214
Citizens Financial Group	31,556	1,289
Discover Financial Services	18,500	1,366

	Number of Shares	Fair Value (000)

E*TRADE Financial*	11,922	$755
Federated Investors, Cl B	6,175	150
First American Financial	7,269	379
FNB	15,160	201
Huntington Bancshares	43,761	651
KeyCorp	67,835	1,319
Legg Mason	5,178	193
Lincoln National	8,801	583
M&T Bank	7,217	1,242
OneMain Holdings*	6,839	222
People’s United Financial	23,845	439
Popular	4,878	221
Principal Financial Group	10,700	597
Prudential Financial	16,982	1,644
Raymond James Financial	7,602	734
Regions Financial	71,651	1,307
Reinsurance Group of America	4,177	624
State Street	17,737	1,705
SunTrust Banks	19,581	1,322
Synovus Financial	8,776	475
Torchmark	7,712	654
Two Harbors Investment REIT	13,339	207
Unum Group	13,572	527
Western Alliance Bancorp*	7,364	444
Zions Bancorporation	12,324	675

		33,884

Healthcare — 12.8%
Amgen	10,288	1,848
Cardinal Health	21,194	1,104
Centene*	12,454	1,459
CVS Health	28,323	1,795
Express Scripts Holding*	25,201	1,910
HCA Healthcare	13,696	1,413
Mallinckrodt PLC (Ireland)*#	14,170	239
McKesson	9,311	1,322
Pfizer	49,885	1,792
United Therapeutics*	1,819	194
Universal Health Services, Cl B	5,296	609
WellCare Health Plans*	2,191	486

		14,171

Industrials — 8.2%
AECOM*	12,163	401
Air Lease	4,720	210
Delta Air Lines	32,592	1,762
Fortune Brands Home & Security	7,205	405
Ingersoll-Rand PLC (Ireland)	15,334	1,342
ManpowerGroup	3,711	334
Masco	16,141	602
Owens Corning	5,282	334
Republic Services	19,792	1,334
Spirit AeroSystems Holdings, Cl A	7,804	661
Waste Management	20,956	1,733

		9,118

Information Technology — 8.7%
Arrow Electronics*	5,578	413
Hewlett Packard Enterprise	73,798	1,125
Intel	34,867	1,925
Juniper Networks	17,661	470

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Information Technology — continued
Micron Technology*	34,174	$1,968
ON Semiconductor*	26,863	675
Oracle	38,754	1,811
Western Digital	14,364	1,200

		9,587

Materials — 8.0%
Alcoa*	9,474	455
Ardagh Group SA (Luxembourg)	11,078	193
Cabot	3,524	212
Crown Holdings*	8,001	347
Eastman Chemical	6,188	646
Freeport-McMoRan	76,369	1,291
Huntsman	14,652	468
LyondellBasell Industries NV, Cl A (Netherlands)	16,669	1,869
Nucor	21,970	1,410
Platform Specialty Products*	21,676	261
Reliance Steel & Aluminum	5,082	476
Steel Dynamics	14,727	728
United States Steel	12,595	464

		8,820

Real Estate — 0.4%
Brixmor Property Group REIT	13,028	207
Realogy Holdings	8,224	195

		402

Telecommunication Services — 2.7%
AT&T	49,646	1,605
Sprint*#	268,165	1,378

		2,983

Total Common Stocks (Cost $104,703)		107,611

EXCHANGE-TRADED FUND — 1.0%
iShares Russell 1000 Value ETF†	9,121	1,104

Total Exchange-Traded Fund (Cost $1,123)		1,104

	Number of Shares	Fair Value (000)
AFFILIATED MONEY MARKET FUND — 1.5%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	1,682,153	$1,682

Total Affiliated Money Market Fund (Cost $1,682)		1,682

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 99.8% (Cost $107,508)		110,397

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 3.1%
Affiliated Money Market Fund — 2.5%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	2,744,967	2,745

Money Market Fund — 0.6%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 1.661% (A)	656,436	656

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $3,401)‡		3,401

TOTAL INVESTMENTS — 102.9% (Cost $110,909)**		113,798

Liabilities in Excess of Other Assets — (2.9)%		(3,244)

TOTAL NET ASSETS — 100.0%		$110,554

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $110,932.

Gross unrealized appreciation (000)	$8,688
Gross unrealized depreciation (000)	(5,822)

Net unrealized appreciation (000)	$2,866

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $3,237 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31,2018.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  L a r g e  C a p  V a l u e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$1,682	$–	$–	$1,682

Common Stocks	107,611	–	–	107,611

Exchange-Traded Fund	1,104	–	–	1,104

Short-Term Investments Purchased With Collateral From Securities Loaned	3,401	–	–	3,401

Total Assets - Investments in Securities	$113,798	$–	$–	$113,798

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2018, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$3,401	$–	$3,401

Total Liabilities - Collateral Received for Loaned Securities	$–	$3,401	$–	$3,401

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  C o r e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
COMMON STOCKS — 98.1%
Consumer Discretionary — 13.3%
Aaron’s	86,040	$3,423
Adtalem Global Education*	63,314	3,023
Bright Horizons Family Solutions*	75,464	7,637
Cavco Industries*	32,109	6,666
Churchill Downs	31,125	9,319
Dana	205,769	4,589
Ollie’s Bargain Outlet Holdings*	120,619	8,528
Penske Automotive Group	56,869	2,738
Red Rock Resorts, Cl A	186,323	6,417
Stars Group (Canada)*	139,679	4,749
Taylor Morrison Home, Cl A*	283,553	6,096
Williams-Sonoma#	104,154	5,767

		68,952

Consumer Staples — 0.5%
Central Garden & Pet, Cl A*	66,026	2,510

Energy — 4.2%
CVR Energy#	180,197	6,799
GasLog (Bermuda)#	222,501	4,005
Matador Resources*	120,143	3,372
Par Pacific Holdings*	109,599	1,952
SRC Energy*	447,524	5,791

		21,919

Financials — 15.7%
BankUnited	119,981	5,060
Cathay General Bancorp	116,780	4,927
CenterState Bank	113,060	3,476
Essent Group (Bermuda)*	82,307	2,823
First Busey	67,882	2,180
First Financial Bancorp	157,832	4,964
First Horizon National	230,958	4,282
First Merchants	82,307	3,744
Guaranty Bancorp	172,756	5,822
Hancock Whitney	47,322	2,378
Hanover Insurance Group	20,831	2,525
Invesco Mortgage Capital REIT	276,319	4,485
Old National Bancorp	266,369	4,781
Provident Financial Services	139,577	3,900
Renasant	75,878	3,636
South State	67,836	6,073
United Bankshares	131,652	4,799
WesBanco	78,422	3,654
Wintrust Financial	39,346	3,624
WSFS Financial	81,403	4,261

		81,394

Healthcare — 16.2%
AMN Healthcare Services*	69,328	3,917
Cantel Medical	63,061	6,879
Catalent*	80,951	3,178
ChemoCentryx*	179,276	2,327
Dyax* (A) (B) Δ	51,786	58
Encompass Health	80,498	5,212
ICON PLC (Ireland)*	21,708	2,800
ICU Medical*	16,281	4,739
Innoviva*	255,488	3,779
Ligand Pharmaceuticals*#	17,185	3,303
Loxo Oncology*	29,661	5,260

	Number of Shares	Fair Value (000)

Medidata Solutions*	31,048	$2,396
PRA Health Sciences*	79,862	6,780
Providence Service*	47,485	3,419
Retrophin*	147,049	4,119
Sarepta Therapeutics*	62,861	5,900
Supernus Pharmaceuticals*	118,940	6,702
Vanda Pharmaceuticals*	183,146	3,223
Vericel*	514,614	6,922
Vocera Communications*	100,905	2,726

		83,639

Industrials — 13.0%
Alamo Group	27,150	2,504
Barnes Group	75,976	4,514
Comfort Systems USA	86,257	4,041
Curtiss-Wright	42,058	5,352
HEICO	71,792	6,595
Landstar System	34,602	3,924
Moog, Cl A	85,925	7,005
MSA Safety	58,372	5,429
RBC Bearings*	32,562	4,093
Regal Beloit	53,816	4,276
Rexnord*	151,501	4,421
TriNet Group*	117,798	6,319
UniFirst	22,300	3,960
WESCO International*	77,319	4,589

		67,022

Information Technology — 18.9%
Alteryx, Cl A*#	141,528	4,815
Aspen Technology*	31,657	2,952
Box, Cl A*	230,190	5,911
CACI International, Cl A*	19,899	3,316
Cardtronics PLC, Cl A (United Kingdom)*	213,201	5,471
CoreLogic*	85,925	4,505
Entegris	143,812	5,048
Envestnet*	50,198	2,655
EPAM Systems*	34,542	4,255
Littelfuse	26,230	5,693
Lumentum Holdings*	58,939	3,463
Match Group*#	141,098	5,806
MKS Instruments	41,606	4,668
Novanta (Canada)*	85,364	5,536
Qualys*	63,314	4,872
RealPage*	120,748	7,094
Silicon Laboratories*	54,722	5,779
Tech Data*	76,579	6,648
Virtusa*	109,771	5,329
Vishay Intertechnology	181,319	3,844

		97,660

Materials — 7.9%
Allegheny Technologies*#	105,372	3,005
Boise Cascade	120,748	5,760
Carpenter Technology	68,121	4,083
Commercial Metals	110,740	2,618
Ferro*	166,876	3,414
HB Fuller	89,543	4,616
Innophos Holdings	99,041	4,708
Minerals Technologies	53,816	3,929
PolyOne	71,453	2,995

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  C o r e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Materials — continued
Silgan Holdings	215,112	$5,855

		40,983

Real Estate — 4.4%
Agree Realty REIT	112,607	5,961
CorEnergy Infrastructure Trust REIT	124,574	4,508
InfraREIT	148,787	3,178
PotlatchDeltic REIT	126,627	6,395
PS Business Parks REIT	23,969	2,938

		22,980

Telecommunication Services — 1.9%
Boingo Wireless*	200,794	4,319
Cogent Communications Holdings	106,714	5,464

		9,783

Utilities — 2.1%
NRG Yield, Cl C	157,379	2,754
ONE Gas	67,384	5,057
SJW Group	51,103	3,226

		11,037

Total Common Stocks (Cost $403,149)		507,879

MASTER LIMITED PARTNERSHIP — 0.8%
Energy — 0.8%
Hi-Crush Partners LP#	307,604	4,183

Total Master Limited Partnership (Cost $4,050)		4,183

	Number of Shares	Fair Value (000)
AFFILIATED MONEY MARKET FUND — 1.0%
PNC Government Money Market Fund, Class I Shares 1.610%† (C)	4,985,927	$4,986

Total Affiliated Money Market Fund (Cost $4,986)		4,986

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 99.9% (Cost $412,185)		517,048

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 5.6%
Affiliated Money Market Fund — 4.5%
PNC Government Money Market Fund, Class I Shares 1.610%† (C)	23,499,156	23,499

Money Market Fund — 1.1%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 1.661% (C)	5,619,632	5,620

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $29,119)‡		29,119

TOTAL INVESTMENTS — 105.5% (Cost $441,304)**		546,167

Liabilities in Excess of Other Assets — (5.5)%		(28,266)

TOTAL NET ASSETS — 100.0%		$517,901

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $441,589.

Gross unrealized appreciation (000)	$112,014
Gross unrealized depreciation (000)	(7,436)

Net unrealized appreciation (000)	$104,578

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $28,224 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Illiquid Security. Total value of illiquid securities is $58 (000) and represents less than 0.1% of total net assets as of May 31, 2018.
(B)	Security fair valued using methods approved by the Board of Trustees.
(C)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.
Δ

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$4,986	$–	$–	$4,986

Common Stocks	507,821	–	58	507,879

Master Limited Partnership	4,183	–	–	4,183

Short-Term Investments Purchased With Collateral From Securities Loaned	29,119	–	–	29,119

Total Assets - Investments in Securities	$546,109	$–	$58	$546,167

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2018, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$29,119	$–	$29,119

Total Liabilities - Collateral Received for Loaned Securities	$–	$29,119	$–	$29,119

There were no transfers between Levels during the fiscal year ended May 31, 2018.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
COMMON STOCKS — 97.3%
Consumer Discretionary — 13.6%
American Axle & Manufacturing Holdings*	61,243	$969
American Eagle Outfitters	56,330	1,251
Bright Horizons Family Solutions*	17,325	1,753
Cavco Industries*	9,400	1,951
Churchill Downs	6,368	1,907
Deckers Outdoor*	14,372	1,626
DSW, Cl A	53,796	1,285
Five Below*	20,280	1,434
Fox Factory Holding*	29,110	1,157
Grand Canyon Education*	17,458	1,940
MCBC Holdings*	36,666	1,081
Ollie’s Bargain Outlet Holdings*	24,832	1,756
SodaStream International (Israel)*	13,408	1,116
Taylor Morrison Home, Cl A*	55,466	1,192
Texas Roadhouse	20,424	1,266

		21,684

Consumer Staples — 3.1%
Calavo Growers#	17,055	1,501
Inter Parfums	24,491	1,305
Nomad Foods (Virgin Islands)*	56,139	977
WD-40	8,353	1,149

		4,932

Energy — 1.6%
Matador Resources*	37,470	1,052
SRC Energy*	115,231	1,491

		2,543

Financials — 7.3%
Bank of NT Butterfield & Son (Bermuda)	39,427	1,883
BankUnited	27,128	1,144
Cadence BanCorp#	37,123	1,084
Chemical Financial	16,920	950
Enova International*	38,071	1,279
First Busey	21,127	678
International Bancshares	30,620	1,323
Renasant	26,928	1,291
Veritex Holdings*	26,487	814
WesBanco	24,088	1,122

		11,568

Healthcare — 25.7%
Amicus Therapeutics*	63,718	1,077
Blueprint Medicines*	9,535	802
Cantel Medical	23,039	2,513
Catalent*	44,856	1,761
Charles River Laboratories International*	11,281	1,213
Chemed	6,849	2,233
Corcept Therapeutics*#	47,275	875
Cotiviti Holdings*	29,009	989
Dyax* (A) (B) Δ	28,169	31
Emergent BioSolutions*	22,107	1,140
Encompass Health	43,245	2,801
Exact Sciences*	21,074	1,255
Heron Therapeutics*	34,609	1,128
ICON PLC (Ireland)*	13,967	1,801
Insulet*	10,476	983
Integra LifeSciences Holdings*	26,053	1,681
Ligand Pharmaceuticals*#	12,221	2,349

	Number of Shares	Fair Value (000)

Masimo*	11,819	$1,171
Medidata Solutions*	15,848	1,223
Medpace Holdings*	30,945	1,305
Merit Medical Systems*	33,711	1,729
Momenta Pharmaceuticals*	46,284	1,092
Neogen*	15,713	1,190
Omnicell*	28,701	1,336
PRA Health Sciences*	16,576	1,407
Repligen*	41,096	1,795
Sarepta Therapeutics*	25,339	2,378
Supernus Pharmaceuticals*	30,754	1,733

		40,991

Industrials — 14.4%
Aerojet Rocketdyne Holdings*	44,602	1,291
Avis Budget Group*	38,247	1,491
Barnes Group	31,426	1,867
Brink’s	11,927	945
Builders FirstSource*	36,664	718
Comfort Systems USA	37,874	1,774
Continental Building Products*	21,562	652
Curtiss-Wright	15,176	1,931
Deluxe	25,578	1,702
Generac Holdings*	41,608	2,084
Global Brass & Copper Holdings	20,816	654
Harsco*	28,869	707
Insperity	12,625	1,162
MasTec*	24,710	1,153
Rush Enterprises, Cl A*	30,890	1,329
Trex*	8,864	1,045
UniFirst	4,573	812
US Ecology	27,931	1,693

		23,010

Information Technology — 22.2%
2U*	20,781	1,970
Alarm.com Holdings*	41,598	1,848
Aspen Technology*	23,377	2,180
CoreLogic*	16,920	887
Entegris	55,688	1,955
EPAM Systems*	5,149	634
ExlService Holdings*	24,648	1,397
Fair Isaac*	14,372	2,645
HubSpot*	15,601	1,891
Integrated Device Technology*	33,978	1,130
LogMeIn	9,902	1,068
Methode Electronics	22,294	895
MKS Instruments	9,251	1,038
New Relic*	18,801	1,910
Novanta (Canada)*	28,695	1,861
Nutanix, Cl A*	11,899	636
Oclaro*	94,770	811
Proofpoint*	14,372	1,680
Rapid7*	48,502	1,536
RealPage*	50,227	2,951
RingCentral, Cl A*	26,352	1,996
Silicon Laboratories*	12,355	1,305
Yelp*	25,232	1,081

		35,305

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Materials — 5.7%
Domtar	15,042	$723
Ingevity*	14,472	1,102
Louisiana-Pacific	52,987	1,546
Methanex (Canada)	9,926	677
Myers Industries	30,457	597
Orion Engineered Carbons SA (Luxembourg)	42,977	1,233
Owens-Illinois*	55,735	1,037
Trinseo SA (Luxembourg)	17,726	1,282
Worthington Industries	16,862	808

		9,005

Real Estate — 2.9%
CorEnergy Infrastructure Trust REIT	36,126	1,307
PotlatchDeltic REIT	32,653	1,649
RMR Group, Cl A	11,147	843
Ryman Hospitality Properties REIT	9,670	811

		4,610

Telecommunication Services — 0.8%
Boingo Wireless*	58,702	1,263

Total Common Stocks (Cost $116,793)		154,911

MASTER LIMITED PARTNERSHIPS — 1.2%
Energy — 1.2%
Enviva Partners LP	26,591	806
GasLog Partners LP (Marshall Islands)#	42,304	1,034

		1,840

Total Master Limited Partnerships (Cost $1,711)		1,840

AFFILIATED MONEY MARKET FUND — 1.6%
PNC Government Money Market Fund, Class I Shares 1.610%† (C)	2,545,200	2,545

Total Affiliated Money Market Fund (Cost $2,545)		2,545

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 100.1% (Cost $121,049)		159,296

	Number of Shares	Fair Value (000)
SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 4.1%
Affiliated Money Market Fund — 3.3%
PNC Government Money Market Fund, Class I Shares 1.610%† (C)	5,302,709	$5,303

Money Market Fund — 0.8%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 1.661% (C)	1,268,100	1,268

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $6,571)‡		6,571

TOTAL INVESTMENTS — 104.2% (Cost $127,620)**		165,867

Liabilities in Excess of Other Assets — (4.2)%		(6,635)

TOTAL NET ASSETS — 100.0%		$159,232

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $127,719.

Gross unrealized appreciation (000)	$39,268
Gross unrealized depreciation (000)	(1,120)

Net unrealized appreciation (000)	$38,148

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $6,378 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Illiquid Security. Total value of illiquid securities is $31 (000) and represents less than 0.1% of total net assets as of May 31, 2018.
(B)	Security fair valued using methods approved by the Board of Trustees.
(C)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.
Δ

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.

See Notes to Financial Statements.

P N C  M u l t i - F a c t or  S m a l l  C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$2,545	$–	$–	$2,545

Common Stocks	154,880	–	31	154,911

Master Limited Partnerships	1,840	–	–	1,840

Short-Term Investments Purchased With Collateral From Securities Loaned	6,571	–	–	6,571

Total Assets - Investments in Securities	$165,836	$–	$31	$165,867

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2018, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$6,571	$–	$6,571

Total Liabilities - Collateral Received for Loaned Securities	$–	$6,571	$–	$6,571

There were no transfers between Levels during the fiscal year ended May 31, 2018.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  V a l u e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
COMMON STOCKS — 96.4%
Consumer Discretionary — 9.7%
American Axle & Manufacturing Holdings*	9,816	$155
American Public Education*	2,277	97
Bloomin’ Brands	5,236	111
Cooper-Standard Holdings*	1,295	161
Dillard’s, Cl A#	1,767	144
Ethan Allen Interiors	5,113	120
Lithia Motors, Cl A	1,564	153
Meredith#	3,157	159
NACCO Industries, Cl A	2,415	93
Pinnacle Entertainment*	7,466	253
Sleep Number*	4,275	119
Stars Group (Canada)*	7,286	248
Steven Madden	6,406	338
Tailored Brands	5,391	177
TRI Pointe Group*	12,086	209

		2,537

Consumer Staples — 1.5%
Chefs’ Warehouse*	4,515	123
Cott (Canada)	9,073	143
Nomad Foods (Virgin Islands)*	7,698	134

		400

Energy — 5.1%
Arch Coal, Cl A	1,318	108
Baytex Energy (Canada)*	31,802	133
Cosan, Cl A (Bermuda)	13,096	116
Matrix Service*	13,283	258
Permian Basin Royalty Trust#	12,446	123
Renewable Energy Group*	11,907	212
SEACOR Holdings*	3,246	169
Whiting Petroleum*	4,191	220

		1,339

Financials — 32.1%
Bank of NT Butterfield & Son (Bermuda)	12,025	574
Banner	4,499	270
BofI Holding*#	4,494	185
Brookline Bancorp	17,587	320
Cadence BanCorp#	11,398	333
Camden National	3,327	152
Capstar Financial Holdings*	7,289	148
CoBiz Financial	5,022	112
Community Bank System	3,529	211
CYS Investments REIT	14,605	107
First Commonwealth Financial	24,721	388
First Midwest Bancorp	9,076	239
Fulton Financial	20,654	360
Great Western Bancorp	4,124	180
Green Bancorp	9,860	221
Green Dot, Cl A*	2,864	204
Heartland Financial USA	4,069	223
International Bancshares	9,777	422
INTL. FCStone*	6,248	312
Invesco Mortgage Capital REIT	7,773	126
Kinsale Capital Group	4,431	235
Lakeland Bancorp	8,732	176
Lakeland Financial	2,576	126
Marcus & Millichap*	11,859	444
Meridian Bancorp	12,005	235

	Number of Shares	Fair Value (000)

NMI Holdings, Cl A*	9,114	$152
Opus Bank	10,990	325
PJT Partners, Cl A	5,742	317
S&T Bancorp	5,161	233
Seacoast Banking Corporation of Florida*	4,332	135
South State	2,432	218
Umpqua Holdings	10,919	257
Univest Corporation of Pennsylvania	7,051	205
Waterstone Financial	7,995	139
World Acceptance*	1,007	109

		8,393

Healthcare — 7.3%
Arbutus Biopharma (Canada)*#	33,535	196
Arena Pharmaceuticals*	2,413	110
CRISPR Therapeutics AG (Switzerland)*	4,002	276
Diplomat Pharmacy*	5,209	123
Inovalon Holdings, Cl A*#	12,881	134
Madrigal Pharmaceuticals*	925	246
Medpace Holdings*	4,480	189
Meridian Bioscience	7,796	115
REGENXBIO*	3,280	178
Retrophin*	4,505	126
Simulations Plus	11,144	214

		1,907

Industrials — 12.5%
AAR	3,514	157
ACCO Brands	16,659	215
Builders FirstSource*	9,994	196
China Yuchai International (Bermuda)	5,520	127
Echo Global Logistics*	3,809	106
Ennis	10,449	191
Global Brass & Copper Holdings	6,304	198
Greenbrier#	6,729	334
Harsco*	15,398	377
Insperity	3,665	337
Kaman	3,280	232
Meritor*	6,235	129
Navigant Consulting*	5,482	134
Vectrus*	3,314	106
Viad	4,546	241
Wabash National	9,056	181

		3,261

Information Technology — 8.6%
eGain*	20,326	260
Insight Enterprises*	4,473	210
ManTech International, Cl A	4,049	218
NETGEAR*	3,734	226
Plantronics	3,320	242
Plexus*	4,140	241
Radware (Israel)*	10,798	252
Sanmina*	5,524	159
TechTarget*	6,046	162
USA Technologies*	8,491	114
Zynga, Cl A*	39,126	172

		2,256

Materials — 4.3%
Chase	1,512	180

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  V a l u e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Materials — continued
Mesabi Trust#	9,210	$235
Olympic Steel	9,510	220
Orion Engineered Carbons SA (Luxembourg)	9,494	273
SunCoke Energy*	7,823	106
Trinseo SA (Luxembourg)	1,565	113

		1,127

Real Estate — 8.6%
Ashford Hospitality Trust REIT	47,500	350
CoreSite Realty REIT	1,318	140
DiamondRock Hospitality REIT	32,377	412
Four Corners Property Trust REIT	7,844	180
Monmouth Real Estate Investment REIT	27,927	431
Nam Tai Property (Virgin Islands)#	9,155	112
PotlatchDeltic REIT	4,235	214
RMR Group, Cl A	2,930	222
Select Income REIT	8,118	175

		2,236

Telecommunication Services — 1.1%
Boingo Wireless*	4,519	97
Cogent Communications Holdings	3,939	202

		299

Utilities — 5.6%
El Paso Electric	7,147	419
NorthWestern	5,659	308
SJW Group	2,877	182
Spire	7,606	542

		1,451

Total Common Stocks (Cost $21,918)		25,206

MASTER LIMITED PARTNERSHIPS — 3.0%
Energy — 2.3%
Hess Midstream Partners LP	8,756	184
Hoegh LNG Partners LP (Marshall Islands)	15,051	260
KNOT Offshore Partners LP (Marshall Islands)	7,633	160

		604

Financials — 0.7%
Carlyle Group LP#	7,887	173

Total Master Limited Partnerships (Cost $802)		777

AFFILIATED MONEY MARKET FUND — 1.7%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	447,458	447

Total Affiliated Money Market Fund (Cost $447)		447

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 101.1% (Cost $23,167)		26,430

	Number of Shares	Fair Value (000)
SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 7.3%
Affiliated Money Market Fund — 5.9%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	1,538,505	$1,539

Money Market Fund — 1.4%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 1.661% (A)	367,921	368

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $1,907)‡		1,907

TOTAL INVESTMENTS — 108.4% (Cost $25,074)**		28,337
Liabilities in Excess of Other Assets — (8.4)%		(2,190)
TOTAL NET ASSETS — 100.0%		$26,147

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $25,092.

Gross unrealized appreciation (000)	$3,920
Gross unrealized depreciation (000)	(675)

Net unrealized appreciation (000)	$3,245

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $1,850 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$447	$–	$–	$447

Common Stocks	25,206	–	–	25,206

Master Limited Partnerships	777	–	–	777

Short-Term Investments Purchased With Collateral From Securities Loaned	1,907	–	–	1,907

Total Assets - Investments in Securities	$28,337	$–	$–	$28,337

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2018, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$1,907	$–	$1,907

Total Liabilities - Collateral Received for Loaned Securities	$–	$1,907	$–	$1,907

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  S m a l l  C a p  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
COMMON STOCKS — 98.6%
Consumer Discretionary — 15.9%
Camping World Holdings, Cl A#	241,583	$4,590
Dorman Products*	156,380	10,090
Fox Factory Holding*	186,749	7,423
Helen of Troy (Bermuda)*	76,945	6,910
Hooker Furniture	114,659	4,277
Installed Building Products*	171,967	10,430
LCI Industries	161,305	14,146
Lithia Motors, Cl A	178,464	17,445
Madison Square Garden, Cl A*	57,604	15,094

		90,405

Financials — 24.6%
Allegiance Bancshares*	83,833	3,651
AMERISAFE	131,808	7,862
Artisan Partners Asset Management, Cl A	234,633	7,579
Bank of the Ozarks	408,615	19,426
Credit Acceptance*#	69,310	24,467
Diamond Hill Investment Group*	35,742	7,003
Home BancShares	436,235	10,042
LegacyTexas Financial Group	273,728	11,494
National General Holdings	432,260	11,835
Pacific Premier Bancorp*	127,641	5,272
PRA Group*#	315,744	12,188
RLI	220,881	14,507
Veritex Holdings*	159,007	4,888

		140,214

Healthcare — 7.6%
AMN Healthcare Services*	362,201	20,465
Neogen*	304,533	23,056

		43,521

Industrials — 29.6%
Alamo Group	55,994	5,163
ASGN*	259,290	19,965
Dycom Industries*	93,176	8,680
EnerSys	146,424	11,701
Exponent	174,867	17,189
HEICO	223,085	20,493
Insperity	276,048	25,397
John Bean Technologies	109,913	9,705
KLX*	145,349	10,731
Patrick Industries*	184,054	11,154
REV Group#	410,398	6,960
Universal Forest Products	248,192	9,129
WageWorks*	206,148	9,782
Willdan Group*	85,474	2,436

		168,485

Information Technology — 10.8%
Envestnet*	158,194	8,368
ePlus*	137,217	12,480
RealPage*	141,277	8,300
Tyler Technologies*	70,481	16,325
WEX*	93,040	16,357

		61,830

Materials — 3.9%
Balchem	135,035	13,022

	Number of Shares	Fair Value (000)

Neenah	110,588	$8,974

		21,996

Real Estate — 6.2%
Colliers International Group (Canada)	168,951	12,181
FirstService (Canada)	224,414	15,797
RE/MAX Holdings, Cl A	141,078	7,350

		35,328

Total Common Stocks (Cost $325,982)		561,779

AFFILIATED MONEY MARKET FUND — 1.5%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	8,564,381	8,564

Total Affiliated Money Market Fund (Cost $8,564)		8,564

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 100.1% (Cost $334,546)		570,343

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 5.2%
Affiliated Money Market Fund — 4.2%
PNC Government Money Market Fund, Class I Shares 1.610%† (A)	23,730,314	23,730

Money Market Fund — 1.0%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 1.661% (A)	5,674,911	5,675

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $29,405)‡		29,405

TOTAL INVESTMENTS — 105.3% (Cost $363,951)**		599,748
Liabilities in Excess of Other Assets — (5.3)%		(30,282)
TOTAL NET ASSETS — 100.0%		$569,466

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $367,012.

Gross unrealized appreciation (000)	$248,098
Gross unrealized depreciation (000)	(15,362)

Net unrealized appreciation (000)	$232,736

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $28,684 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$8,564	$–	$–	$8,564

Common Stocks	561,779	–	–	561,779

Short-Term Investments Purchased With Collateral From Securities Loaned	29,405	–	–	29,405

Total Assets - Investments in Securities	$599,748	$–	$–	$599,748

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2018, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$29,405	$–	$29,405

Total Liabilities - Collateral Received for Loaned Securities	$–	$29,405	$–	$29,405

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 8

	Balanced Allocation Fund	Emerging Markets Equity Fund	International Equity Fund	International Growth Fund
ASSETS
Investments in non-affiliates at fair value(1)	$15,789	$12,517	$1,324,127	$6,168
Investments in affiliates at fair value	3,487	819	70,659	190
Short-term investment in non-affiliates held as collateral for loaned securities at fair value	217	67	1,426	–
Short-term investment in affiliates purchased with collateral from securities loaned at fair value	908	280	5,965	–
Cash	–	63	913	8
Receivable for investments sold	39	175	31,727	130
Receivable for shares of beneficial interest issued	2	–	1,040	–
Dividends and interest receivable	73	35	5,483	20
Foreign currency, at fair value(2)	–	5	1,076	8
Receivable from Adviser	5	–	–	2
Prepaid expenses	22	1	41	1
Other assets	23	5	168	5

Total Assets	20,565	13,967	1,442,625	6,532

LIABILITIES
Payable for collateral received for loaned securities	1,125	347	7,391	–
Payable for shares of beneficial interest redeemed	13	–	1,521	–
Payable for investment securities purchased	67	132	24,443	216
Investment advisory fees payable	–	6	993	–
12b-1 fees payable:
Class A	–	–	4	–
Class C	1	–	4	–
Shareholder servicing fees payable:
Class A	3	–	23	–
Class C	–	–	3	–
Administration fees payable	5	5	61	4
Custodian fees payable	6	9	125	7
Transfer agent fees payable	12	2	52	4
Trustees’ deferred compensation payable	23	5	168	5
Trustees’ fees payable	5	5	32	5
Foreign tax payable	–	17	70	–
Other liabilities	54	47	138	45

Total Liabilities	1,314	575	35,028	286

TOTAL NET ASSETS	$19,251	$13,392	$1,407,597	$6,246

Investments in non-affiliates at cost	$13,574	$9,480	$1,065,174	$4,395
Investments in affiliates at cost	2,895	819	70,660	190
Short-term investment in non-affiliates held as collateral for loaned securities at cost	217	67	1,426	–
Short-term investment in affiliates purchased with collateral from securities loaned at cost	908	280	5,965	–
(1) Includes securities on loan with a fair value of	1,095	337	7,185	–
(2) Foreign currency, at cost	–	5	1,076	8

See Notes to Financial Statements.

	Balanced Allocation Fund	Emerging Markets Equity Fund	International Equity Fund	International Growth Fund
TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$15,509	$10,164	$1,108,459	$3,850
Undistributed (Distributions in Excess of) Net Investment Income	65	14	14,678	14
Accumulated Net Realized Gain (Loss) on Investments and Futures	870	194	25,507	609
Net Unrealized Appreciation/(Depreciation) of Foreign Currency and Translation of Other Assets and Liabilities in Foreign Currency	–	–	71	–
Net Unrealized Appreciation/(Depreciation) on Investments and Futures	2,807	3,020	258,882	1,773

Total Net Assets	$19,251	$13,392	$1,407,597	$6,246

NET ASSET VALUE (In unrounded dollars and shares):
Total Net assets applicable to Class I	$9,848,718	$13,392,143	$1,334,668,914	$6,199,286

Class I shares outstanding	746,508	1,012,537	53,840,829	419,096

Net Asset Value, Offering and Redemption Price Per Share	$13.19	$13.23	$24.79	$14.79

Total Net assets applicable to Class A	$8,859,738	N/A	$68,018,460	$46,968

Class A shares outstanding	668,523	N/A	2,768,748	3,174

Net Asset Value and Redemption Price Per Share	$13.25	N/A	$24.57	$14.80

Maximum Offering Price Per Share(3)	$13.91	N/A	$26.00	$15.66

Maximum Sales Charge Per Share	4.75%	N/A	5.50%	5.50%

Total Net assets applicable to Class C	$542,778	N/A	$4,909,398	N/A

Class C shares outstanding	41,784	N/A	208,947	N/A

Net Asset Value and Offering Price Per Share(4)	$12.99	N/A	$23.50	N/A

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 8

	Multi-Factor All Cap Fund	Multi-Factor Large Cap Growth Fund	Multi-Factor Large Cap Value Fund
ASSETS
Investments in non-affiliates at fair value(1)	$9,155	$100,201	$107,611
Investments in affiliates at fair value	163	2,002	2,786
Short-term investment in non-affiliates held as collateral for loaned securities at fair value	–	279	656
Short-term investment in affiliates purchased with collateral from securities loaned at fair value	–	1,166	2,745
Receivable for shares of beneficial interest issued	–	180	180
Dividends and interest receivable	10	80	222
Receivable from Adviser	9	–	–
Prepaid expenses	15	21	19
Other assets	16	40	53

Total Assets	9,368	103,969	114,272

LIABILITIES
Payable for collateral received for loaned securities	–	1,445	3,401
Payable for shares of beneficial interest redeemed	–	91	123
Investment advisory fees payable	–	13	17
12b-1 fees payable:
Class A	–	1	1
Class C	–	1	–
Shareholder servicing fees payable:
Class A	1	7	8
Administration fees payable	4	9	9
Custodian fees payable	6	4	4
Transfer agent fees payable	9	45	46
Trustees’ deferred compensation payable	16	40	53
Trustees’ fees payable	5	7	8
Other liabilities	27	48	48

Total Liabilities	68	1,711	3,718

TOTAL NET ASSETS	$9,300	$102,258	$110,554

Investments in non-affiliates at cost	$8,732	$88,324	$104,703
Investments in affiliates at cost	162	1,919	2,805
Short-term investment in non-affiliates held as collateral for loaned securities at cost	–	279	656
Short-term investment in affiliates purchased with collateral from securities loaned at cost	–	1,166	2,745
(1) Includes securities on loan with a fair value of	–	1,392	3,237

See Notes to Financial Statements.

	Multi-Factor All Cap Fund	Multi-Factor Large Cap Growth Fund	Multi-Factor Large Cap Value Fund
TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$8,894	$84,172	$106,848

Undistributed (Distributions in Excess of) Net Investment Income	54	183	839

Accumulated Net Realized Gain (Loss) on Investments and Futures	(72)	5,943	(22)

Net Unrealized Appreciation/(Depreciation) on Investments and Futures	424	11,960	2,889

Total Net Assets	$9,300	$102,258	$110,554

NET ASSET VALUE (In unrounded dollars and shares):
Total Net assets applicable to Class I	$6,652,810	$86,034,975	$88,627,790

Class I shares outstanding	305,408	2,185,948	3,565,183

Net Asset Value, Offering and Redemption Price Per Share	$21.78	$39.36	$24.86

Total Net assets applicable to Class A	$2,496,464	$15,684,885	$21,690,659

Class A shares outstanding	117,191	405,348	873,268

Net Asset Value and Redemption Price Per Share	$21.30	$38.69	$24.84

Maximum Offering Price Per Share(2)	$22.54	$40.94	$26.29

Maximum Sales Charge Per Share	5.50%	5.50%	5.50%

Total Net assets applicable to Class C	$150,726	$537,823	$235,091

Class C shares outstanding	7,732	15,436	9,686

Net Asset Value and Offering Price Per Share(3)	$19.49	$34.84	$24.27

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 8

	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund	Multi-Factor Small Cap Value Fund
ASSETS
Investments in non-affiliates at fair value(1)	$512,062	$156,751	$25,983
Investments in affiliates at fair value	4,986	2,545	447
Short-term investment in non-affiliates held as collateral for loaned securities at fair value	5,620	1,268	368
Short-term investment in affiliates purchased with collateral from securities loaned at fair value	23,499	5,303	1,539
Receivable for investments sold	506	–	–
Receivable for shares of beneficial interest issued	616	180	1
Dividends and interest receivable	499	44	19
Prepaid expenses	32	24	16
Other assets	42	24	24

Total Assets	547,862	166,139	28,397

LIABILITIES
Cash overdraft	5	1	–
Payable for collateral received for loaned securities	29,119	6,571	1,907
Payable for shares of beneficial interest redeemed	289	89	250
Investment advisory fees payable	288	76	1
12b-1 fees payable:
Class A	6	3	1
Class C	1	5	1
Shareholder servicing fees payable:
Class A	32	16	4
Class C	1	6	1
Administration fees payable	27	11	5
Custodian fees payable	8	5	5
Transfer agent fees payable	31	40	15
Trustees’ deferred compensation payable	42	24	24
Trustees’ fees payable	20	10	5
Other liabilities	92	50	31

Total Liabilities	29,961	6,907	2,250

TOTAL NET ASSETS	$517,901	$159,232	$26,147

Investments in non-affiliates at cost	$407,199	$118,504	$22,720
Investments in affiliates at cost	4,986	2,545	447
Short-term investment in non-affiliates held as collateral for loaned securities at cost	5,620	1,268	368
Short-term investment in affiliates purchased with collateral from securities loaned at cost	23,499	5,303	1,539
(1)Includes securities on loan with a fair value of	28,224	6,378	1,850

See Notes to Financial Statements.

	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund	Multi-Factor Small Cap Value Fund
TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$412,153	$112,273	$22,508

Undistributed (Accumulated) Net Investment Income (Loss)	898	(17)	393

Accumulated Net Realized Gain (Loss) on Investments and Futures	(13)	8,729	(17)

Net Unrealized Appreciation/(Depreciation) on Investments and Futures	104,863	38,247	3,263

Total Net Assets	$517,901	$159,232	$26,147

NET ASSET VALUE (In unrounded dollars and shares):
Total Net assets applicable to Class I	$417,276,336	$102,141,996	$14,069,749

Class I shares outstanding	15,049,829	3,873,325	564,175

Net Asset Value, Offering and Redemption Price Per Share	$27.73	$26.37	$24.94

Total Net assets applicable to Class A	$99,368,298	$49,977,184	$11,225,483

Class A shares outstanding	3,612,626	1,935,821	490,158

Net Asset Value and Redemption Price Per Share	$27.51	$25.82	$22.90

Maximum Offering Price Per Share(2)	$29.11	$27.32	$24.23

Maximum Sales Charge Per Share	5.50%	5.50%	5.50%

Total Net assets applicable to Class C	$1,256,648	$7,112,852	$851,764

Class C shares outstanding	45,763	286,812	41,950

Net Asset Value and Offering Price Per Share(3)	$27.46	$24.80	$20.30

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 8

Small Cap Fund
ASSETS
Investments in non-affiliates at fair value(1)	$561,779
Investments in affiliates at fair value	8,564
Short-term investment in non-affiliates held as collateral for loaned securities at fair value	5,675
Short-term investment in affiliates purchased with collateral from securities loaned at fair value	23,730
Receivable for shares of beneficial interest issued	223
Dividends and interest receivable	215
Prepaid expenses	38
Other assets	157

Total Assets	600,381

LIABILITIES
Cash overdraft	6
Payable for collateral received for loaned securities	29,405
Payable for shares of beneficial interest redeemed	633
Investment advisory fees payable	415
12b-1 fees payable:
Class C	12
Shareholder servicing fees payable:
Class A	11
Class C	5
Administration fees payable	31
Custodian fees payable	10
Transfer agent fees payable	58
Trustees’ deferred compensation payable	157
Trustees’ fees payable	29
Other liabilities	143

Total Liabilities	30,915

TOTAL NET ASSETS	$569,466

Investments in non-affiliates at cost	$325,982
Investments in affiliates at cost	8,564
Short-term investment in non-affiliates held as collateral for loaned securities at cost	5,675
Short-term investment in affiliates purchased with collateral from securities loaned at cost	23,730
(1) Includes securities on loan with a fair value of	28,684

See Notes to Financial Statements.

Small Cap Fund

TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$277,082

Undistributed (Distributions in Excess of ) Net Investment Income	(1,027)

Accumulated Net Realized Gain (Loss) on Investments and Futures	57,614

Net Unrealized Appreciation/(Depreciation) on Investments and Futures	235,797

Total Net Assets	$569,466

NET ASSET VALUE (In unrounded dollars and shares):
Total Net assets applicable to Class I	$511,203,282

Class I shares outstanding	20,638,685

Net Asset Value, Offering and Redemption Price Per Share	$24.77

Total Net assets applicable to Class A	$40,545,276

Class A shares outstanding	1,701,772

Net Asset Value and Redemption Price Per Share	$23.83

Maximum Offering Price Per Share(2)	$25.22

Maximum Sales Charge Per Share	5.50%

Total Net assets applicable to Class C	$17,716,957

Class C shares outstanding	834,827

Net Asset Value and Offering Price Per Share(3)	$21.22

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r   t h e   Y e a r   E n d e d   M a y  3 1 ,   2 0 1 8

	Balanced Allocation Fund	Emerging Markets Equity Fund	International Equity Fund	International Growth Fund
Investment Income:

Dividends from unaffiliated investments	$ 171	$ 208	$ 29,313	$ 86

Dividends from affiliated investments(1)	56	8	828	6

Interest	249	–	13	–

Security lending income (net of fees)(2)	6	2	945	1

Less: foreign taxes withheld	(1)	(18)	(2,716)	(7)

Total Investment Income	481	200	28,383	86
Expenses:

Investment advisory fees	159	132	11,043	54

Administration fees	15	13	600	9
12b-1 fees:

Class A	2	–	32	–

Class C	4	–	28	–
Shareholder servicing fees:

Class A	23	–	164	–

Class C	1	–	10	–

Transfer agent fees	58	10	255	21

Commitment fees	–	–	5	–

Custodian fees	13	21	255	12

Professional fees	46	39	152	29

Pricing service fees	40	22	33	22

Printing and shareholder reports	8	17	74	5

Registration and filing fees	56	4	77	6

Trustees’ fees	16	14	114	15

Miscellaneous	4	2	105	1

Total Expenses	445	274	12,947	174
Less:
Waiver of investment advisory fees(1)	(159)	(109)	(855)	(54)
Advisor expense reimbursement(1)	(54)	–	–	(62)
12b-1 fee reversal:(3)
Class A	(5)	–	(44)	– *

Net Expenses	227	165	12,048	58

Net Investment Income (Loss)	254	35	16,335	28
Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on unaffiliated investments sold	1,145	201	24,540	687

Net realized gain (loss) on affiliated investments sold(1)	452	20	1,602	38
Net realized gain (loss) on futures	–	–	1,932	–
Net realized gain (loss) on foreign currency transactions	–	(6)	(189)	(2)
Capital gain distributions received from other affiliated funds	15	–	–	–

Net change in unrealized appreciation/(depreciation) on unaffiliated investments(4)	(207)	1,945	107,096	457

Net change in unrealized appreciation/(depreciation) on affiliated investments	(26)	(1)	(681)	(11)
Net change in unrealized appreciation/(depreciation) on futures	–	–	22	–
Net change in unrealized appreciation/(depreciation) on foreign currency translation	–	–	91	–

Net Gain (Loss) on Investments	1,379	2,159	134,413	1,169

Payment by Affiliate(5)	–	–	2	–

Net Increase (Decrease) in Total Net Assets Resulting from Operations	$1,633	$2,194	$150,750	$1,197

* Amount represents less than $500.

(1) See Note 3 in Notes to Financial Statements.

(2) See Note 9 in Notes to Financial Statements.

(3) See Note 4 in Notes to Financial Statements.

(4) Net of estimated capital gains taxes of $(17) and $(70) for Emerging Markets Equity Fund and International Equity Fund, respectively.

(5) See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

Multi-Factor All Cap Fund	Multi-Factor Large Cap Growth Fund	Multi-Factor Large Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund

$ 143	$ 1,066	$2,218	$ 4,772	$ 797
2	30	51	80	17
1	1	1	5	1
3	5	3	170	93
(1)	–	–	–	(8)

148	1,102	2,273	5,027	900
56	527	594	3,513	1,223
10	53	59	227	82
1	7	11	45	23
2	4	1	8	58
7	38	54	227	115
1	2	–	3	19
40	214	218	145	129
–	–	–	5	5
15	9	10	16	11
30	42	43	95	65
11	5	6	6	6
6	47	49	65	27
42	45	52	90	54
15	26	27	78	34
2	12	15	82	28

238	1,031	1,139	4,605	1,879
(56)	(357)	(369)	(545)	(353)
(106)	–	–	–	–
(2)	(21)	(28)	(71)	(35)

74	653	742	3,989	1,491

74	449	1,531	1,038	(591)
1,009	12,182	6,344	9,844	11,814
29	203	80	99	–
–	–	–	–	–
–	–	–	–	–
–	–	–	–	–
515	4,946	820	53,204	16,957
(2)	19	(11)	12	–
–	–	–	–	–
–	–	–	–	–

1,551	17,350	7,233	63,159	28,771

–	–	–	–	–

$1,625	$17,799	$8,764	$64,197	$28,180

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 8

	Multi-Factor Small Cap Value Fund	Small Cap Fund
Investment Income:
Dividends from unaffiliated investments	$563	$6,142
Dividends from affiliated investments(1)	2	224
Interest	–	8
Security lending income (net of fees)(2)	81	242
Less: foreign taxes withheld	(1)	(29)
Total Investment Income	645	6,587
Expenses:
Investment advisory fees	226	6,468
Administration fees	19	363
12b-1 fees:
Class A	6	–
Class C	7	147
Shareholder servicing fees:
Class A	28	107
Class C	3	49
Transfer agent fees	59	300
Commitment fees	2	5
Custodian fees	10	25
Professional fees	34	122
Pricing service fees	7	2
Printing and shareholder reports	12	91
Registration and filing fees	43	87
Trustees’ fees	18	91
Miscellaneous	9	151
Total Expenses	483	8,008
Less:
Waiver of investment advisory fees(1)	(197)	(598)
12b-1 fee reversal:(3)
Class A	(10)	(7)
Net Expenses	276	7,403
Net Investment Income (Loss)	369	(816)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on unaffiliated investments sold	2,086	142,685
Net realized gain (loss) on affiliated investments sold(1)	–	(303)
Net change in unrealized appreciation/(depreciation) on unaffiliated investments	1,425	(4,226)
Net change in unrealized appreciation/(depreciation) on affiliated investments	–	–
Net Gain (Loss) on Investments	3,511	138,156
Net Increase (Decrease) in Total Net Assets Resulting from Operations	$3,880	$137,340

(1)   See Note 3 in Notes to Financial Statements.

(2)   See Note 9 in Notes to Financial Statements.

(3)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Balanced Allocation Fund		Emerging Markets Equity Fund		International Equity Fund
	For the Years Ended		For the Year Ended	For the Period	For the Years Ended
	May 31, 2018	May 31, 2017	May 31, 2018	March 31, 2017**- May 31, 2017	May 31, 2018	May 31, 2017

Investment Activities:
Net investment income (loss)	$254	$528	$35	$30	$16,335	$9,678
Net realized gain (loss) on investments sold, futures and foreign currency transactions	1,612	2,662	215	(27)	27,885	43,659
Net change in unrealized appreciation/ (depreciation) on investments, futures and foreign currency translation	(233)	(388)	1,944	1,076	106,528	111,672
Payment by Affiliate	–	–	–	16	2(1)	–
Net increase (decrease) in total net assets resulting from operations	1,633	2,802	2,194	1,095	150,750	165,009
Dividends to Shareholders
Dividends from net investment income:
Class I	(145)	(528)	(28)	–	(8,926)	(7,653)
Class A	(80)	(82)	–	–	(366)	(299)
Class C	(1)	(2)	–	–	(1)	(1)
Distributions from net realized gains:
Class I	(1,232)	(307)	(33)	–	–	–
Class A	(921)	(58)	–	–	–	–
Class C	(57)	(4)	–	–	–	–
Total dividends and distributions	(2,436)	(981)	(61)	–	(9,293)	(7,953)
Share Transactions:
Proceeds from shares issued:
Class I	878	996	91	10,012	428,365	182,649
Class A	203	323	–	–	17,926	39,928
Class C	4	33	–	–	2,100	705
Conversion of Class T to Class A shares:(2)
Class A	1	–	–	–	–	–
Class T	(1)	–	–	–	–	–
Reinvestment of dividends and distributions:
Class I	1,340	816	61	–	5,104	4,534
Class A	942	133	–	–	251	268
Class C	57	6	–	–	1	–
Total proceeds from shares issued and reinvested	3,424	2,307	152	10,012	453,747	228,084
Value of shares redeemed:
Class I	(5,095)	(38,681)	–	–	(227,028)	(107,794)
Class A	(1,305)	(1,360)	–	–	(17,215)	(25,127)
Class C	(48)	(148)	–	–	(698)	(1,186)
Total value of shares redeemed	(6,448)	(40,189)	–	–	(244,941)	(134,107)
Increase (decrease) in net assets from share transactions	(3,024)	(37,882)	152	10,012	208,806	93,977
Total increase (decrease) in total net assets	(3,827)	(36,061)	2,285	11,107	350,263	251,033
Total Net Assets:
Beginning of period	23,078	59,139	11,107	–	1,057,334	806,301
End of period*	$19,251	$23,078	$13,392	$11,107	$1,407,597	$1,057,334

*Including undistributed net investment income	$65	$53	$14	$23	$14,678	$8,894

**Commencement of operations.

(1)  See Note 11 in Notes to Financial Statements.

(2)  See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

International Growth Fund		Multi-Factor All Cap Fund		Multi-Factor Large Cap Growth Fund		Multi-Factor Large Cap Value Fund
For the Years Ended		For the Years Ended		For the Years Ended		For the Years Ended

May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017

$28	$28	$74	$204	$449	$447	$1,531	$1,401

723	(68)	1,038	4,627	12,385	14,666	6,424	15,895

446	1,076	513	(2,575)	4,965	(1,021)	809	(6,893)
–	–	–	–	–	–	–	–

1,197	1,036	1,625	2,256	17,799	14,092	8,764	10,403

(31)	(25)	(89)	(159)	(403)	(441)	(1,017)	(778)
–	–	(21)	(16)	(4)	(176)	(194)	(401)
–	–	(2)	–	–	–	(1)	(1)
(49)	(7)	–	–	–	–	–	–
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
(80)	(32)	(112)	(175)	(407)	(617)	(1,212)	(1,180)

56	2,150	1,215	754	25,999	41,651	26,527	40,433
8	12	176	66	531	23,457	165	32,206
–	–	46	3	55	23	111	25
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
79	32	40	89	297	220	702	393
–	–	21	15	4	155	175	361
–	–	–	–	–	–	1	–

143	2,194	1,498	927	26,886	65,506	27,681	73,418

(1,500)	–	(4,629)	(17,996)	(29,835)	(44,161)	(27,205)	(41,652)
(6)	(1)	(505)	(1,622)	(2,301)	(41,123)	(2,890)	(48,915)
–	–	(187)	(30)	(248)	(450)	(63)	(51)
(1,506)	(1)	(5,321)	(19,648)	(32,384)	(85,734)	(30,158)	(90,618)

(1,363)	2,193	(3,823)	(18,721)	(5,498)	(20,228)	(2,477)	(17,200)
(246)	3,197	(2,310)	(16,640)	11,894	(6,753)	5,075	(7,977)

6,492	3,295	11,610	28,250	90,364	97,117	105,479	113,456
$6,246	$6,492	$9,300	$11,610	$102,258	$90,364	$110,554	$105,479

$14	$19	$54	$85	$183	$141	$839	$520

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Multi-Factor Small Cap Core Fund		Multi-Factor Small Cap Growth Fund
	For the Years Ended		For the Years Ended
	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017
Investment Activities:
Net investment income (loss)	$1,038	$903	$(591)	$407
Net realized gain (loss) on investments sold and futures	9,943	3,004	11,814	5,555
Net change in unrealized appreciation/(depreciation) on investments and futures	53,216	37,091	16,957	11,929
Net increase (decrease) in total net assets resulting from operations	64,197	40,998	28,180	17,891
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(883)	(1,006)	(382)	–
Class A	–	(283)	(54)	–
Class C	–	–	–	–
Distributions from net realized gains:
Class I	(4,776)	–	(4,382)	–
Class A	(1,106)	–	(2,094)	–
Class C	(14)	–	(354)	–
Total dividends and distributions	(6,779)	(1,289)	(7,266)	–
Share Transactions:
Proceeds from shares issued:
Class I	170,638	171,099	29,793	59,816
Class A	33,208	39,819	10,500	13,357
Class C	768	602	980	2,259
Reinvestment of dividends and distributions:
Class I	3,964	441	3,402	–
Class A	654	194	1,555	–
Class C	12	–	287	–
Total proceeds from shares issued and reinvested	209,244	212,155	46,517	75,432
Value of shares redeemed:
Class I	(71,087)	(40,625)	(38,707)	(25,015)
Class A	(40,396)	(32,153)	(12,571)	(12,815)
Class C	(243)	(7)	(3,729)	(2,531)
Total value of shares redeemed	(111,726)	(72,785)	(55,007)	(40,361)
Increase (decrease) in net assets from share transactions	97,518	139,370	(8,490)	35,071
Total increase (decrease) in total net assets	154,936	179,079	12,424	52,962
Total Net Assets:
Beginning of period	362,965	183,886	146,808	93,846
End of period*	$517,901	$362,965	$159,232	$146,808

*Including undistributed (distributions in excess of ) net investment income	$898	$242	$(17)	$424

See Notes to Financial Statements.

	Multi-Factor Small Cap Value Fund			Small Cap Fund

	For the Years Ended			For the Years Ended

May 31, 2018		May 31, 2017	May 31, 2018		May 31, 2017
$ 369		$ 523	$ (816)		$ (448)

2,086		1,962	142,382		30,858

1,425		1,153	(4,226)		78,179

3,880		3,638	137,340		108,589

(326)		(394)	–		–
(232)		(295)	–		–
(17)		(30)	–		–

–		–	(64,820)		–
–		–	(4,284)		–
–		–	(2,128)		–
(575)		(719)	(71,232)		–

2,641		8,215	54,905		233,465
711		1,241	7,608		16,880
24		91	809		1,442

219		226	52,009		–
221		283	3,715		–
14		22	1,341		–

3,830		10,078	120,387		251,787

(7,237)		(6,780)	(451,056)		(586,453)
(3,088)		(2,098)	(19,435)		(42,807)
(566)		(559)	(7,432)		(9,918)
(10,891)		(9,437)	(477,923)		(639,178)

(7,061)		641	(357,536)		(387,391)

(3,756)		3,560	(291,428)		(278,802)
29,903		26,343	860,894		1,139,696
$ 26,147		$29,903	$ 569,466		$ 860,894

$ 393		$ 567	$ (1,027)		$ (975)

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2009

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Bond Fund seeks to provide current income as well as preservation of capital by investing primarily in a diversified portfolio of investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Bond Fund (the “Fund”) returned -0.62% to Class I Shares investors and -2.77% to Class C Shares investors(1). The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index(2) (the “Index”), returned -0.37%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 124 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

Having an overweighted allocation to the corporate credit and Treasury inflation-protected securities (TIPS) sectors, which outperformed the Index during the annual period, and having an underweighted allocation to the U.S. Treasury sector, which underperformed the Index during the annual period, added value.

●

Security selection within the corporate credit sector was the primary positive contributor to the Fund’s relative results. Holdings in the banking and transportation industries performed especially well during the annual period.

●

The combination of duration and yield curve positioning buoyed Fund results. The Fund maintained a duration that approximated that of the Index through most of the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

●

At the end of the annual period, the Fund maintained overweighted allocations to the corporate credit and asset-backed securities sectors and underweighted allocations to the U.S. Treasury, agency securities, mortgage-backed securities and non-corporate credit sectors.

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments.

Bond Fund

Corporate Bonds	46.7%
Federal National Mortgage Association	20.8
U.S. Treasury Bonds	8.3
Asset-Backed Securities	7.6
U.S. Treasury Notes	7.6
Government National Mortgage Association	2.7
U.S. Treasury Inflation-Indexed Bond	2.5
Federal Home Loan Mortgage Corporation	1.5
Commercial Mortgage-Backed Security	1.4
Transportation Revenue Bond	0.5
Affiliated Money Market Fund	0.3
Other Government and Agency Obligation	0.1
100.0%

P N C  F i x e d  I n c o m e  F u n d s

B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)

	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	10/31/88	-0.62%		1.04%	1.46%	3.22%	5.39%	N/A	N/A		1.04%	0.53%
Class A Shares(1)	10/31/88	-5.25%		-0.70%	0.38%	2.54%	5.01%	4.50%	0.50	%(4)	1.32%	0.81%
Class C Shares	6/12/00	-2.77	%(1)	0.02%	0.44%	2.18%	4.36%	N/A	1.00%		2.04%	1.53%
Bloomberg Barclays U.S. Aggregate Bond Index		-0.37%		1.39%	1.98%	3.72%	6.09%	N/A	N/A		N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged market value-weighted index of fixed income securities, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

G O V E R N M E N T  M O R T G A G E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2009

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Government Mortgage Fund seeks to provide current income as well as preservation of capital by investing in a diversified portfolio of mortgage-related securities.

How did the Fund perform during the annual period?

During the annual period, PNC Government Mortgage Fund (the “Fund”) returned -0.93% to Class I Shares investors and -2.88% to Class C Shares investors(1). The Fund’s benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Fixed Rate Index(2) (the “Index”), returned -0.30%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 126 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●	Having an overweighted allocation to conventional 30-year mortgages and an underweighted allocation to Ginnie Mae 30-year securities contributed positively to relative results.

●	Security selection as a whole added value, with selection amongst Ginnie Mae 30-year securities proving especially effective during the annual period.

●

The Fund’s yield curve positioning detracted from relative performance, as the Fund was underweight securities in the longer part of the yield curve while the curve flattened over the annual period. The Fund maintained a duration that approximated that of the Index through most of the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

●	At the end of the annual period, the Fund maintained an underweighted allocation to Ginnie Mae securities and overweighted allocations to conventional mortgages and U.S. Treasury securities.

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments.

Government Mortgage Fund

Federal National Mortgage Association	54.9%
Federal Home Loan Mortgage Corporation	22.3
Government National Mortgage Association	15.7
Collateralized Mortgage Obligations	4.2
Affiliated Money Market Fund	1.7
U.S. Treasury Note	1.2
100.0%

P N C  F i x e d  I n c o m e  F u n d s

G O V E R N M E N T  M O R T G A G E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)

	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	11/12/92	-0.93%		0.40%	1.25%	2.91%	4.61%	N/A	N/A		1.03%	0.65%
Class A Shares(1)	11/12/92	-5.47%		-1.33%	0.09%	2.19%	4.18%	4.50%	0.50	%(4)	1.31%	0.93%
Class C Shares	6/21/00	-2.88%	(1)	-0.60%	0.22%	1.88%	3.64%	N/A	1.00%		2.03%	1.65%
Bloomberg Barclays U.S. Mortgage-Backed Securities Fixed Rate Index		-0.30%		1.18%	2.06%	3.57%	5.25%	N/A	N/A		N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Bloomberg Barclays U.S. Mortgage-Backed Securities Fixed Rate Index, a widely used, unmanaged index of mortgage-backed securities, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

I N T E R M E D I A T E  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2009

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Intermediate Bond Fund seeks to provide current income as well as preservation of capital by investing primarily in a portfolio of domestic and foreign investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Intermediate Bond Fund (the “Fund”) returned -1.01% to Class I Shares investors and -2.83% to Class C Shares investors(1). The Fund’s benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index(2) (the “Index”), returned -0.69%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 128 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

Duration and yield curve positioning added to performance, as the Fund was prudently positioned with a shorter duration than that of the Index during a period when U.S. Treasury yields sold off, or rose. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

●

Sector allocation overall was the primary positive contributor to the Fund’s performance during the annual period. Having an overweighted allocation to the corporate credit sector, which outperformed the Index during the annual period, and having underweighted allocations to the U.S. Treasury and agency security sectors, which underperformed the Index during the annual period, was particularly beneficial. These positive contributors were slightly offset by the Fund’s overweighted allocation to asset-backed securities and its underweighted allocation to non-corporate credit, which detracted from relative performance.

●

Security selection as a whole contributed positively. Security selection within the corporate credit sector added to relative performance, with holdings in the energy and communication industries performing especially well. However, security selection in the mortgage-backed securities sector detracted from relative results.

●

At the end of the annual period, the Fund maintained overweighted allocations to the corporate credit, mortgage-backed securities and asset-backed securities sectors and underweighted allocations to the U.S. Treasury, agency securities and non-corporate credit sectors. The Fund maintained a modestly short duration position relative to that of the Index and an emphasis on securities at the short-term end of the yield curve.

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Intermediate Bond Fund

Corporate Bonds	47.1%
U.S. Treasury Notes	25.1
Asset-Backed Securities	13.2
Federal National Mortgage Association	6.7
U.S. Treasury Inflation-Indexed Bonds	3.0
Other Government and Agency Obligations	2.3
Commercial Mortgage-Backed Security	1.2
Federal Home Loan Mortgage Corporation	1.0
Affiliated Money Market Fund	0.2
U.S. Government Agency Obligations	0.2
100.0%

P N C   F i x e d   I n c o m e   F u n d s

I N T E R M E D I A T E   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Fund Operating Expenses
Class I Shares	12/20/89	-1.01%		0.53%	0.89%	2.87%	5.02%	N/A	N/A		0.54%
Class A Shares(1)	4/15/91	-5.66%		-1.23%	-0.27%	2.15%	4.57%	4.50%	0.50	%(4)	0.82%
Class C Shares	5/30/00	-2.83	%(1)	-0.40%	-0.07%	1.88%	4.10%	N/A	1.00%		1.54%
Bloomberg Barclays Intermediate U.S. Government/ Credit Bond Index		-0.69%		0.98%	1.37%	3.08%	5.40%	N/A	N/A		N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index, an unmanaged index representative of intermediate term bonds, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

Performancequoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month end is available at pncfunds.com.

P N C  F i x e d  I n c o m e   F u n d s

L I M I T E D  M A T U R I T Y  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2004

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Limited Maturity Bond Fund seeks to provide current income while preserving capital by investing primarily in a diversified portfolio of investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Limited Maturity Bond Fund (the “Fund”) returned -0.21% to Class I Shares investors and -2.18% to Class C Shares investors(1). The Fund’s benchmark, the ICE BofAML 1-3 Year U.S. Corporate/Government Index(2) (the “Index”), returned 0.21%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 130 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●	Issue selection overall contributed most positively to the Fund’s performance relative to the Index. Selection within the mortgage-backed securities sector proved especially beneficial.

●

Sector allocation also added value. Having an overweighted allocation to the corporate credit sector, which outperformed the Index during the annual period, and having an underweighted allocation to the U.S. Treasury sector, which underperformed the Index during the annual period, positively affected the Fund’s relative performance. This was partially offset by having exposure to mortgage-backed securities, which are not a component of the Index, and which underperformed the Index during the annual period and thus detracted from relative results.

●

The combination of duration and yield curve positioning had a rather neutral effect on Fund results. The Fund maintained a duration that approximated that of the Index through most of the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

●

At the end of the annual period, the Fund maintained overweighted allocations to the corporate credit, asset-backed securities and mortgage-backed securities sectors and underweighted allocations to the U.S. Treasury, agency securities and non-corporate credit sectors.

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments.

Limited Maturity Bond Fund

Corporate Bonds	39.2%
Asset-Backed Securities	26.2
U.S. Treasury Notes	19.5
Collateralized Mortgage Obligations	5.4
Federal National Mortgage Association	5.2
Federal Home Loan Mortgage Corporation	2.6
Affiliated Money Market Fund	1.9
100.0%

P N C  F i x e d  I n c o m e  F u n d s

L I M I T E D  M A T U R I T Y  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Fund Operating Expenses
Class I Shares	7/7/94	-0.21%		0.39%	0.45%	1.47%	3.42%	N/A	N/A		0.49%
Class A Shares(1)	9/9/94	-2.33%		-0.51%	-0.09%	1.07%	3.15%	2.00%	0.25	%(4)	0.77%
Class C Shares	1/27/00	-2.18	%(1)	-0.49%	-0.29%	0.62%	2.49%	N/A	1.00%		1.49%
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index		0.21%		0.72%	0.83%	1.68%	3.83%	N/A	N/A		N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The ICE BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index, an unmanaged, market capitalization-weighted index including U.S. Treasury and agency bonds and U.S. investment-grade corporate bonds, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Source Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML PERMITS USE OF THE BofAML INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE BofAML INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND PNC CAPITAL ADVISORS, LLC, OR ANY OF ITS PRODUCTS OR SERVICES.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

Performancequoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

T O T A L  R E T U R N  A D V A N T A G E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2004

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Total Return Advantage Fund seeks to provide current income as well as capital appreciation by investing primarily in a diversified portfolio of investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Total Return Advantage Fund (the “Fund”) returned -0.61% to Class I Shares investors and -2.46% to Class C Shares investors(1). The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index(2) (the “Index”), returned -0.37%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 132 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

Sector allocation positioning overall was the primary positive contributor to the Fund’s relative results. Having an overweighted allocation to the high yield corporate credit sector, which significantly outperformed the Index during the annual period, added the most value. Having overweighted allocations to the investment grade corporate credit and Treasury inflation protected securities (TIPS) sectors, each of which also outpaced the Index during the annual period, and having an underweighted allocation to the U.S. Treasury sector, which underperformed the Index during the annual period, also helped. Only partially offsetting these positive contributors was the detracting effect of having an underweighted allocation to the non-corporate credit sector, which outperformed the Index during the annual period.

●

Security selection as a whole contributed positively to the Fund’s performance during the annual period. Security selection within the corporate credit sector proved particularly effective, with holdings in the consumer cyclical and energy industries especially strong performers during the annual period. Security selection within the high yield corporate credit sector detracted from relative results.

●

The combination of duration and yield curve positioning had a rather neutral effect on Fund results. The Fund maintained a duration that approximated that of the Index through most of the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

●

At the end of the annual period, the Fund maintained overweighted allocations to the high yield corporate credit, investment grade corporate credit and asset-backed securities sectors and underweighted allocations to the U.S. Treasury, agency securities, mortgage-backed securities and non-corporate credit sectors.

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Total Return Advantage Fund

Corporate Bonds	41.0%
Federal National Mortgage Association	19.7
U.S. Treasury Notes	14.8
U.S. Treasury Bonds	8.1
Asset-Backed Securities	6.9
Federal Home Loan Mortgage Corporation	3.1
U.S. Treasury Inflation-Indexed Bond	2.5
Government National Mortgage Association	1.2
Commercial Mortgage-Backed Security	1.0
Affiliated Money Market Fund	0.7

Total Return Advantage Fund
Transportation Revenue Bond	0.5
Collateralized Mortgage Obligation	0.3
Other Government and Agency Obligation	0.2
100.0%

P N C  F i x e d  I n c o m e  F u n d s

T O T A L  R E T U R N  A D V A N T A G E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	3/1/98	-0.61%		1.08%	1.58%	4.12%	4.63%	N/A	N/A		0.61%	0.53%
Class A Shares(1)	9/30/02	-5.26%		-0.68%	0.42%	3.35%	3.97%	4.50%	0.50	%(4)	0.89%	0.81%
Class C Shares	9/30/02	-2.46	%(1)	0.12%	0.60%	3.12%	3.60%	N/A	1.00%		1.61%	1.53%
Bloomberg Barclays U.S. Aggregate Bond Index		-0.37%		1.39%	1.98%	3.72%	4.78%	N/A	N/A		N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged market value-weighted index of fixed income securities, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

Performancequoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

U L T R A  S H O R T  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2009

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Ultra Short Bond Fund seeks to provide current income while preserving capital by investing primarily in a diversified portfolio of fixed income securities of many types, including investment-grade securities such as U.S. government securities, corporate bonds, asset-backed securities, and mortgage-backed securities.

How did the Fund perform during the annual period?

During the annual period, PNC Ultra Short Bond Fund (the “Fund”) returned 0.82% to Class I Shares investors and -0.47% to Class A Shares investors(1). The Fund’s benchmark, the ICE BofAML 1-Year Treasury Index(2) (the “Index”), returned 0.83%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 134 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

Sector allocation positioning overall was the primary positive contributor to the Fund’s relative results. Having exposure to the corporate credit sector, which outperformed U.S. Treasuries during the annual period, added the most value. Having exposure to the asset-backed securities sector, which also outpaced the all-U.S. Treasury comprised Index during the annual period, helped as well.

●

Detracting from the Fund’s relative performance was the combination of duration and yield curve positioning. The Fund had positions in select asset-backed securities and banking industry credits with maturities longer than those included in the Index that lagged the performance of one-year U.S. Treasury securities during the annual period. The Fund maintained a duration that approximated that of the Index through most of the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

●

At the end of the annual period, we continued to favor the corporate credit and structured product sectors for the Fund due to what we considered to be favorable fundamentals and relative value compared to the U.S. Treasury sector.

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments.

Ultra Short Bond Fund

Corporate Bonds	45.7%
Asset-Backed Securities	29.0
U.S. Treasury Notes	17.6
Commercial Paper	6.1
Affiliated Money Market Fund	1.2
Collateralized Mortgage Obligations	0.4
100.0%

P N C  F i x e d  I n c o m e  F u n d s

U LT R A  S H O R T  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Fund Operating Expenses
Class I Shares	12/2/02	0.82%	0.69%	0.49%	0.94%	1.73%	N/A	N/A	0.32%
Class A Shares(1)	1/6/03	-0.47%	0.07%	0.01%	0.56%	1.41%	1.00%	N/A	0.60%
ICE BofA Merrill Lynch 1-Year Treasury Index		0.83%	0.60%	0.46%	0.77%	1.59%	N/A	N/A	N/A

(1)	Performance of Class A Shares assumes the deduction of the maximum applicable sales charge.

(2)

The ICE BofA Merrill Lynch 1-Year Treasury Index, an unmanaged, market capitalization-weighted index including U.S. Treasuries, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Source Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML PERMITS USE OF THE BofAML INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE BofAML INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND PNC CAPITAL ADVISORS, LLC, OR ANY OF ITS PRODUCTS OR SERVICES.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month end is available at pncfunds.com.

P N C  T a x  E x e m p t  B o n d  F u n d s

I N T E R M E D I A T E  T A X  E X E M P T  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Portfolio Manager

Since 2009

Guarantees, if any, by municipal issuers or the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Intermediate Tax Exempt Bond Fund seeks to provide current income that is exempt from regular federal income tax while preserving capital by investing in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

How did the Fund perform during the annual period?

During the annual period, PNC Intermediate Tax Exempt Bond Fund (the “Fund”) returned -0.24% to Class I Shares investors and -2.23% to Class C Shares investors(1). The Fund’s benchmark, the S&P Municipal Bond Intermediate Index(2) (the “Index”), returned 0.39%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 137 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

Duration and yield curve positioning overall detracted most from the Fund’s results during the annual period. We seek to match the portfolio option-adjusted duration (OAD) to that of the Index, though we did adjust the Fund’s duration during the annual period as market conditions shifted. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As for yield curve positioning, we seek to match the Fund’s key rate duration measures (KDURs) to those of the Index.

●

Credit quality positioning overall contributed most positively, with security selection in and an overweight to bonds rated A, which outperformed the Index during the annual period, especially adding value. Partially offsetting this positive contributor was the detracting effect of having an underweight to bonds rated BBB, which outperformed the Index during the annual period.

●

From a sector perspective, positioning in the higher education and transportation sectors boosted relative performance as did security selection within the higher education and tollroads sectors. Conversely, positioning in the tax-backed and utility sectors detracted. Having an underweight to bonds of California, which overall outpaced the Index during the annual period, also hurt.

●

Among individual holdings, positions in a Florida higher education bond, a New Jersey tollroad bond, an Alaska airport bond, a Massachusetts municipal bond and a Massachusetts healthcare bond performed especially well.

●

Positions in a Pennsylvania healthcare bond, an Indiana higher education bond, a Georgia airport bond, a North Carolina pre-refunded/escrowed-to-maturity bond and a Massachusetts housing bond were the biggest individual disappointments.

P N C  T a x  E x e m p t  B o n d  F u n d s

I N T E R M E D I A T E  T A X  E X E M P T  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments.

Intermediate Tax Exempt Bond Fund

Transportation Revenue Bonds	24.0%
Refunding Bonds	22.5
Education Revenue Bonds	18.5
Hospital/Nursing Home Revenue Bonds	8.5
Utility Revenue Bonds	8.1
Other Revenue Bonds	7.8
Industrial/Development Revenue Bonds	6.6
General Obligations	4.0
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

I N T E R M E D I A T E  T A X  E X E M P T  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	3/1/98	-0.24%		1.92%	2.30%	3.66%	3.81%	N/A	N/A		0.66%	0.53%
Class A Shares(1)	9/30/02	-3.39%		0.68%	1.53%	3.00%	3.24%	3.00%	0.50	%(4)	0.94%	0.81%
Class C Shares	9/30/02	-2.23	%(1)	0.89%	1.29%	2.54%	2.74%	N/A	1.00%		1.66%	1.53%
S&P Municipal Bond Intermediate Index		0.39%		2.48%	2.64%	4.25%	N/A (6)	N/A	N/A		N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

(6)	The benchmark was launched on December 31, 2000, subsequent to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  T a x  E x e m p t  B o n d  F u n d s

M A R Y L A N D  T A X  E X E M P T  B O N D  F U N D  O V E R V I E W    ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Portfolio Manager

Since 2007

Guarantees, if any, by municipal issuers or the State of Maryland, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

The Fund’s focus on investments in securities of municipalities located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that state. The Fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Maryland Tax Exempt Bond Fund seeks to provide current income that is exempt from regular federal income tax and Maryland state and local income taxes while preserving capital by investing in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from federal income taxes, federal alternative minimum tax and Maryland state and local income taxes.

On November 30, 2017, the Board of Trustees of PNC Funds approved the conversion of Class C Shares of PNC Maryland Tax Exempt Bond Fund (the “Fund”) to Class A Shares of the same Fund. The conversion of this share class took place on January 8, 2018.

Effective June 8, 2018, after the close of the annual period, the Fund was liquidated. In anticipation of the liquidation of the Fund, the Fund was managed in a manner intended to facilitate its orderly liquidation. As a result, from the time of the Board’s approval on February 22, 2018 of plans to liquidate, all or a portion of the Fund may not have been invested in a manner consistent with the Fund’s stated investment strategies, which may have prevented the Fund from achieving its investment objective.

How did the Fund perform during the annual period?

During the annual period, PNC Maryland Tax Exempt Bond Fund returned -0.49% to Class I Shares investors and -3.58% to Class A Shares investors(1). The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(2) (the “Index”), returned 0.39%. The Fund’s secondary benchmark, the S&P Maryland Municipal Bond Index(2), returned 0.45%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 141 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

Sector allocation decisions overall detracted most from the Fund’s relative results during the annual period. More specifically, having an underweight to the transportation sector, which outperformed the Index during the annual period, and having an overweight to local general obligation bonds, which underperformed the Index during the annual period, dampened relative results. Such detractors were partially offset by the positive contribution made by having an overweight to the healthcare sector, which outpaced the Index during the annual period. Positioning in the prerefunded sector helped as well.

●

Security selection overall also detracted from the Fund’s relative performance during the annual period, albeit more modestly. Security selection within the tax-backed sector hurt most, partially offset by security selection within the healthcare sector, which added value.

●

From a credit quality perspective, having an underweighted allocation to AA-rated bonds, which underperformed the Index during the annual period, boosted the Fund’s performance. Having an underweight to BBB-rated bonds, which outperformed the Index during the annual period, and having an overweight to AAA-rated bonds, which underperformed the Index during the annual period, detracted from the Fund’s relative performance.

●

Duration and yield curve positioning overall boosted, albeit modestly, the Fund’s results during the annual period. We seek to match the portfolio option-adjusted duration (OAD) to that of the Index. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As for yield curve positioning, we seek to match the Fund’s key rate duration measures (KDURs) to those of the Index.

●	Among individual holdings, positions in two Maryland dedicated tax bonds, two Maryland healthcare bonds and a Maryland water/sewer bond added particular value.

●	Positions in several Maryland local general obligation bonds, a Maryland state general obligation bond and a Maryland water/sewer bond were the biggest individual disappointments.

P N C  T a x  E x e m p t  B o n d  F u n d s

M A R Y L A N D  T A X  E X E M P T  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments.

Maryland Tax Exempt Bond Fund

Refunding Bonds	32.9%
General Obligations	28.5
Hospital/Nursing Home Revenue Bonds	24.3
Education Revenue Bonds	14.3
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

M A R Y L A N D  T A X  E X E M P T  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	6/2/92	-0.49%	1.57%	1.62%	2.97%	4.05%	N/A	N/A	0.73%	0.53%
Class A Shares(1)	9/30/02	-3.58%	0.34%	0.81%	2.38%	3.37%	3.00%	0.50%(4)	1.01%	0.81%
S&P Municipal Bond Intermediate Index		0.39%	2.48%	2.64%	4.25%	N/A(6)	N/A	N/A	N/A	N/A
S&P Municipal Bond Maryland Index		0.45%	2.22%	2.40%	3.75%	N/A(6)	N/A	N/A	N/A	N/A
(1)	Performance of Class A Shares assumes the deduction of the maximum sales charge.
(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

(6)	The benchmarks were launched on December 31, 2000, subsequent to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  T a x  E x e m p t  B o n d  F u n d s

O H I O  I N T E R M E D I A T E  T A X  E X E M P T  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Portfolio Manager

Since 2009

Guarantees, if any, by municipal issuers or the State of Ohio, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

The Fund’s focus on investments in securities of municipalities located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that state. The Fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Ohio Intermediate Tax Exempt Bond Fund seeks to provide current income exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, while preserving capital, by investing in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes.

Effective June 8, 2018, after the close of the annual period, PNC Ohio Intermediate Tax Exempt Bond Fund was liquidated. In anticipation of the liquidation of the Fund, the Fund was managed in a manner intended to facilitate its orderly liquidation. As a result, from the time of the Board’s approval on February 22, 2018 of plans to liquidate, all or a portion of the Fund may not have been invested in a manner consistent with the Fund’s stated investment strategies, which may have prevented the Fund from achieving its investment objective.

How did the Fund perform during the annual period?

During the annual period, PNC Ohio Intermediate Tax Exempt Bond Fund (the “Fund”) returned -1.29% to Class I Shares investors and -4.37% to Class C Shares investors (1). The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(2) (the “Index”), returned 0.39%. The Fund’s secondary benchmark, the S&P Ohio Municipal Bond Index(2), returned 1.69%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 145 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

Sector allocation decisions overall detracted most from the Fund’s relative results during the annual period. More specifically, having overweights to the tax-backed, transportation and utility sectors, each of which underperformed the Index during the annual period, dampened results. Such detractors were partially offset by the positive contribution made by having an overweight to the higher education sector, which outpaced the Index during the annual period.

●

Security selection overall also detracted from the Fund’s relative performance during the annual period. However, security selection within the higher education, healthcare and housing sectors added value.

●

Duration and yield curve positioning overall detracted from the Fund’s results during the annual period as well. We seek to match the portfolio option-adjusted duration (OAD) to that of the Index, though we did adjust the Fund’s duration during the annual period as market conditions shifted. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As for yield curve positioning, we seek to match the Fund’s key rate duration measures (KDURs) to those of the Index.

●

From a credit quality perspective, having an underweighted allocation to BBB-rated bonds, which outperformed the Index during the annual period, detracted from the Fund’s relative performance. However, this was partially offset by the positive contribution made by having an overweight to A-rated bonds, which also outperformed the Index during the annual period.

●

Among individual holdings, positions in a Dublin, Ohio local general obligation bond, an Ohio pre-refunded/escrowed-to-maturity bond, an Ohio higher education bond, an Ohio state general obligation bond and an Ohio water/sewer bond were the biggest individual disappointments.

●	Positions in two Ohio higher education bonds, an Ohio healthcare bond, an Ohio public power bond and an Ohio housing bond added particular value.

P N C   T a x  E x e m p t  B o n d  F u n d s

O H I O  I N T E R M E D I A T E  T A X  E X E M P T  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments.

Ohio Intermediate Tax Exempt Bond Fund

Education Revenue Bonds	50.0%
Refunding Bonds	21.7
General Obligations	14.3
Hospital/Nursing Home Revenue Bonds	14.0
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

O H I O  I N T E R M E D I A T E  T A X  E X E M P T  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Fund Operating Expenses
Class I Shares	1/5/90	-1.29%		1.36%	1.53%	3.15%	4.33%	N/A	N/A		0.83%
Class A Shares(1)	4/15/91	-4.40%		0.06%	0.68%	2.58%	4.05%	3.00%	0.50	%(4)	1.11%
Class C Shares	6/23/00	-4.37	%(1)	-0.04%	0.30%	2.00%	3.27%	N/A	1.00%		1.83%
S&P Municipal Bond Intermediate Index		0.39%		2.48%	2.64%	4.25%	N/A(5)	N/A	N/A		N/A
S&P Municipal Bond Ohio Index		1.69%		3.87%	3.69%	4.74%	N/A(5)	N/A	N/A		N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
(5)	The benchmarks were launched on December 31, 2000, subsequent to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  T a x  E x e m p t  B o n d  F u n d s

T A X  E X E M P T  L I M I T E D  M A T U R I T Y  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Portfolio Manager

Since 2007

Guarantees, if any, by municipal issuers or the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Tax Exempt Limited Maturity Bond Fund seeks to provide current income that is exempt from regular federal income tax, while preserving capital, by investing in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax.

How did the Fund perform during the annual period?

During the annual period, PNC Tax Exempt Limited Maturity Bond Fund (the “Fund”) returned -0.66% to Class I Shares investors and -3.79% to Class A Shares investors(1) and. The Fund’s benchmark, the S&P Municipal Bond Short Intermediate Index(2) (the “Index”), returned -0.18%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 149 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

Issue selection overall detracted the most from the Fund’s relative results during the annual period. Security selection amongst BBB-rated bonds particularly hurt, more than offsetting positioning in the housing sector, which buoyed Fund performance.

●

That said, credit quality positioning overall contributed positively. While having an underweight to bonds rated BBB, which outperformed the Index during the annual period, hurt, this was more than offset by the positive contribution made by having an underweight to bonds rated AA, which underperformed the Index during the annual period.

●

Duration and yield curve positioning overall also contributed positively to the Fund’s results during the annual period. We seek to match the portfolio option-adjusted duration (OAD) to that of the Index. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As for yield curve positioning, we seek to match the Fund’s key rate duration measures (KDURs) to those of the Index.

●

Sector allocation decisions overall boosted the Fund’s relative results as well. Having an underweight to the tax-backed sector, which underperformed the Index during the annual period, helped as did underweights to bonds of New York and California, which generally lagged the Index during the annual period. These positive contributors were only partially offset by the detracting effect of having an overweight to the higher education and utility sectors, which, overall, each underperformed the Index during the annual period. Having an overweight to bonds of Texas, which underperformed the Index during the annual period, and having an underweight to bonds of New Jersey, which outperformed the Index during the annual period, also detracted from relative performance.

●	Among individual holdings, positions in several housing bonds — two from Massachusetts, two from Tennessee and one from North Carolina — were the biggest individual disappointments.

●

A Texas dedicated tax bond, a New Jersey dedicated tax bond, a Pennsylvania housing bond, an Illinois tobacco bond and a Tennessee housing bond were amongst those individual positions that performed especially well during the annual period.

P N C  T a x  E x e m p t  B o n d  F u n d s

T A X  E X E M P T  L I M I T E D  M A T U R I T Y  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2018 as a percentage of total investments.

Tax Exempt Limited Maturity Bond Fund
Refunding Bonds	25.3%
Transportation Revenue Bonds	16.5
Education Revenue Bonds	15.2
Utility Revenue Bonds	11.7
Hospital/Nursing Home Revenue Bonds	10.6
General Obligations	7.0
Other Revenue Bonds	6.8
Industrial/Development Revenue Bonds	3.6
Refunding Notes	2.2
Public Facilities Revenue Bonds	1.1
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

T A X  E X E M P T  L I M I T E D  M A T U R I T Y  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/18(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	3/1/98	-0.66%	0.82%	0.88%	1.93%	2.67%	N/A	N/A	0.58%	0.53%
Class A Shares(1)	9/30/02	-3.79%	-0.40%	0.01%	1.33%	2.10%	3.00%	0.50%(4)	0.86%	0.81%
S&P Municipal Bond Short Intermediate Index		-0.18%	1.41%	1.53%	2.88%	N/A(6)	N/A	N/A	N/A	N/A
(1)	Performance of Class A Shares assumes the deduction of the maximum sales charge.
(2)

The S&P Municipal Bond Short Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception.

(4)

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2018, except that this obligation may be terminated by the Board at any time.

(6)	The benchmark was launched on December 31, 2000, subsequent to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

O V E R V I E W  ( U n a u d i t e d )

At May 31, 2018, the following percentages of each Fund’s net assets were insured by bond insurers.

Bond Insurer	Intermediate Tax Exempt Bond	Maryland Tax Exempt Bond	Tax Exempt Limited Maturity Bond
AGM	6.4%	–%	2.0%
AMBAC	–	–	1.8
GNMA/FNMA/FHLMC	1.9	–	–
NATL-RE	–	4.2	–
PSF-GTD	–	–	4.5
Total	8.3%	4.2%	8.3%

P N C  F i x e d  I n c o m e  F u n d s  a n d  T a x  E x e m p t  B o n d  F u n d s

E X P E N S E  T A B L E S  ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which are described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period December 1, 2017 to May 31, 2018 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2018. The “Annualized Expense Ratio” does not reflect Acquired Fund Fees and Expenses. If Acquired Fund Fees and Expenses were included, expenses would be higher.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2017 to May 31, 2018).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

●

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

●

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/17	Ending Account Value 05/31/18	Annualized Expense Ratio	Expenses Paid During Period(1)

Bond Fund
Actual
Class I	$1,000.00	$986.08	0.53%	$2.62
Class A	1,000.00	985.89	0.65	3.22
Class C	1,000.00	980.22	1.53	7.55
Hypothetical(2)
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,021.67	0.65	3.28
Class C	1,000.00	1,017.29	1.53	7.70

Government Mortgage Fund
Actual
Class I	$1,000.00	$990.34	0.65%	$3.23
Class A	1,000.00	990.16	0.65	3.23
Class C	1,000.00	984.29	1.65	8.16
Hypothetical(2)
Class I	1,000.00	1,021.69	0.65	3.28
Class A	1,000.00	1,021.68	0.65	3.28
Class C	1,000.00	1,016.70	1.65	8.30

	Beginning Account Value 12/01/17	Ending Account Value 05/31/18	Annualized Expense Ratio	Expenses Paid During Period(1)

Intermediate Bond Fund
Actual
Class I	$1,000.00	$987.97	0.59%	$2.92
Class A	1,000.00	987.57	0.75	3.72
Class C	1,000.00	984.20	1.56	7.72
Hypothetical(2)
Class I	1,000.00	1,021.98	0.59	2.97
Class A	1,000.00	1,021.22	0.75	3.78
Class C	1,000.00	1,017.14	1.56	7.85

Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$998.48	0.51%	$2.54
Class A	1,000.00	997.42	0.57	2.84
Class C	1,000.00	993.56	1.51	7.51
Hypothetical(2)
Class I	1,000.00	1,022.37	0.51	2.57
Class A	1,000.00	1,022.11	0.57	2.87
Class C	1,000.00	1,017.39	1.51	7.59

(1)

Expenses are equal to each Class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

	Beginning Account Value 12/01/17	Ending Account Value 05/31/18	Annualized Expense Ratio	Expenses Paid During Period(1)

Total Return Advantage Fund
Actual
Class I	$1,000.00	$985.15	0.53%	$2.62
Class A	1,000.00	984.78	0.56	2.77
Class C	1,000.00	981.31	1.54	7.61
Hypothetical(2)
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,022.16	0.56	2.82
Class C	1,000.00	1,017.28	1.54	7.75

Ultra Short Bond Fund
Actual
Class I	$1,000.00	$1,004.40	0.32%	$1.60
Class A	1,000.00	1,002.99	0.48	2.40
Hypothetical(2)
Class I	1,000.00	1,023.34	0.32	1.61
Class A	1,000.00	1,022.55	0.48	2.42

Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,000.15	0.54%	$2.69
Class A	1,000.00	999.98	0.68	3.39
Class C	1,000.00	993.96	1.54	7.66
Hypothetical(2)
Class I	1,000.00	1,022.25	0.54	2.72
Class A	1,000.00	1,021.57	0.68	3.43
Class C	1,000.00	1,017.26	1.54	7.75

	Beginning Account Value 12/01/17	Ending Account Value 05/31/18	Annualized Expense Ratio	Expenses Paid During Period(1)

Maryland Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$998.75	0.54%	$2.69
Class A	1,000.00	998.02	0.54	2.69
Hypothetical(2)
Class I	1,000.00	1,022.26	0.54	2.72
Class A	1,000.00	1,022.24	0.54	2.72

Ohio Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$994.45	0.92%	$4.57
Class A	1,000.00	993.59	1.04	5.17
Class C	1,000.00	987.32	1.95	9.66
Hypothetical(2)
Class I	1,000.00	1,020.33	0.92	4.63
Class A	1,000.00	1,019.73	1.04	5.24
Class C	1,000.00	1,015.20	1.95	9.80

Tax Exempt Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,001.60	0.54%	$2.69
Class A	1,000.00	1,001.20	0.70	3.49
Hypothetical(2)
Class I	1,000.00	1,022.26	0.54	2.72
Class A	1,000.00	1,021.43	0.70	3.53

(1)

Expenses are equal to each Class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Bond Fund
	Class I							Class A
	2018	2017		2016	2015	2014		2018		2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.29	$10.44		$10.55	$10.56	$10.55		$10.32		$10.47		$10.58	$10.61	$10.57
Net Investment Income(1)	0.24	0.21		0.19	0.18	0.18		0.22		0.18		0.17	0.15	0.18
Realized and Unrealized Gain (Loss) on Investments	(0.30)	(0.06)		0.04	0.04	0.04		(0.30)		(0.06)		0.04	0.05	0.04
Total from Investment Operations	(0.06)	0.15		0.23	0.22	0.22		(0.08)		0.12		0.21	0.20	0.22
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)	–		–		–	–	–	*(2)
Dividends from Net Investment Income	(0.25)	(0.23)		(0.21)	(0.20)	(0.20)		(0.22)		(0.20)		(0.19)	(0.20)	(0.17)
Distributions from Net Realized Gains	–	(0.07)		(0.13)	(0.03)	(0.01)		–		(0.07)		(0.13)	(0.03)	(0.01)
Total Distributions	(0.25)	(0.30)		(0.34)	(0.23)	(0.21)		(0.22)		(0.27)		(0.32)	(0.23)	(0.18)
Net Asset Value, End of Year	$9.98	$10.29		$10.44	$10.55	$10.56		$10.02		$10.32		$10.47	$10.58	$10.61

Total Return†	(0.62)%	1.49%		2.27%	2.11%	2.08%		(0.75)%		1.25%		2.04%	1.95%	2.11%
Ratios/Supplemental Data
Net Assets End of Year (000)	$18,006	$34,982		$83,084	$145,422	$173,997		$1,588		$2,796		$2,985	$3,258	$3,644
Ratio of Expenses to Average Net Assets	0.53%	0.53	%(3)	0.55%	0.58%	0.61%		0.72	%(4)	0.78	%(3)	0.79%	0.84%	0.59	%(5)
Ratio of Net Investment Income to Average Net Assets	2.33%	2.01%		1.87%	1.69%	1.73%		2.15	%(4)	1.74%		1.62%	1.43%	1.75	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.14%	0.74	%(3)	0.63%	0.58%	0.61%		1.38%		1.01	%(3)	0.88%	0.84%	0.86%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.72%	1.80%		1.79%	1.69%	1.73%		1.49%		1.51%		1.53%	1.43%	1.48%
Portfolio Turnover Rate	95%	142%		111%	66%	86%		95%		142%		111%	66%	86%

	Bond Fund
	Class C
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.29	$10.44		$10.54	$10.56	$10.54
Net Investment Income(1)	0.13	0.10		0.09	0.07	0.07
Realized and Unrealized Gain (Loss) on Investments	(0.31)	(0.05)		0.05	0.03	0.05
Total from Investment Operations	(0.18)	0.05		0.14	0.10	0.12
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)
Dividends from Net Investment Income	(0.15)	(0.13)		(0.11)	(0.09)	(0.09)
Distributions from Net Realized Gains	–	(0.07)		(0.13)	(0.03)	(0.01)
Total Distributions	(0.15)	(0.20)		(0.24)	(0.12)	(0.10)
Net Asset Value, End of Year	$9.96	$10.29		$10.44	$10.54	$10.56

Total Return†	(1.80)%	0.49%		1.39%	1.01%	1.16%
Ratios/Supplemental Data
Net Assets End of Year (000)	$67	$223		$256	$264	$300
Ratio of Expenses to Average Net Assets	1.53%	1.53	%(3)	1.52%	1.58%	1.61	%(5)
Ratio of Net Investment Income to Average Net Assets	1.30%	0.99%		0.89%	0.70%	0.69	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.12%	1.76	%(3)	1.62%	1.58%	1.61%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.71%	0.76%		0.79%	0.70%	0.69%
Portfolio Turnover Rate	95%	142%		111%	66%	86%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(4)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(5)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.27% impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower. The voluntary commitment had no impact to Class C ratios.

See Notes to Financial Statements.

	Government Mortgage Fund
	Class I							Class A
	2018	2017		2016	2015	2014		2018		2017		2016	2015	2014
Net Asset Value, Beginning of Year	$9.04	$9.22		$9.30	$9.29	$9.35		$9.03		$9.21		$9.29	$9.30	$9.35
Net Investment Income(1)	0.18	0.17		0.18	0.20	0.22		0.17		0.14		0.15	0.17	0.20
Realized and Unrealized Gain (Loss) on Investments	(0.26)	(0.13)		(0.03)	0.05	(0.01)		(0.26)		(0.12)		(0.02)	0.05	(0.01)
Total from Investment Operations	(0.08)	0.04		0.15	0.25	0.21		(0.09)		0.02		0.13	0.22	0.19
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)	–		–		–	–	–	*(2)
Dividends from Net Investment Income	(0.23)	(0.22)		(0.23)	(0.24)	(0.27)		(0.20)		(0.20)		(0.21)	(0.23)	(0.24)
Total Distributions	(0.23)	(0.22)		(0.23)	(0.24)	(0.27)		(0.20)		(0.20)		(0.21)	(0.23)	(0.24)
Net Asset Value, End of Year	$8.73	$9.04		$9.22	$9.30	$9.29		$8.74		$9.03		$9.21	$9.29	$9.30

Total Return†	(0.93)%	0.49%		1.66%	2.77%	2.30%		(0.97)%		0.21%		1.39%	2.36%	2.13%
Ratios/Supplemental Data
Net Assets End of Year (000)	$14,727	$26,315		$42,625	$50,345	$51,269		$1,502		$7,769		$9,239	$9,878	$10,888
Ratio of Expenses to Average Net Assets	0.65%	0.65	%(3)	0.69%	0.73%	0.71%		0.84	%(4)	0.92	%(3)	0.96%	1.01%	0.90	%(5)
Ratio of Net Investment Income to Average Net Assets	2.04%	1.83%		1.90%	2.10%	2.41%		1.88	%(4)	1.49%		1.62%	1.86%	2.14	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.23%	0.84	%(3)	0.80%	0.73%	0.71%		1.46%		1.12	%(3)	1.07%	1.01%	0.98%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.46%	1.64%		1.79%	2.10%	2.41%		1.26%		1.29%		1.51%	1.86%	2.06%
Portfolio Turnover Rate	6%	26%		13%	30%	3%		6%		26%		13%	30%	3%
	Government Mortgage Fund
	Class C
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$ 9.02	$ 9.21		$ 9.28	$ 9.28	$ 9.34
Net Investment Income(1)	0.09	0.07		0.09	0.12	0.13
Realized and Unrealized Gain (Loss) on Investments	(0.26)	(0.13)		(0.02)	0.03	(0.01)
Total from Investment Operations	(0.17)	0.06		0.07	0.15	0.12
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)
Dividends from Net Investment Income	(0.14)	(0.13)		(0.14)	(0.15)	(0.18)
Total Distributions	(0.14)	(0.13)		(0.14)	(0.15)	(0.18)
Net Asset Value, End of Year	$ 8.71	$ 9.02		$ 9.21	$ 9.28	$ 9.28

Total Return†	(1.92)%	(0.63)%		0.76%	1.64%	1.29%
Ratios/Supplemental Data
Net Assets End of Year (000)	$ 232	$ 448		$ 744	$1,185	$1,638
Ratio of Expenses to Average Net Assets	1.65%	1.65	%(3)	1.69%	1.73%	1.71	%(5)
Ratio of Net Investment Income to Average Net Assets	1.03%	0.78%		1.00%	1.28%	1.46	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.23%	1.84	%(3)	1.79%	1.73%	1.71%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.45%	0.59%		0.90%	1.28%	1.46%
Portfolio Turnover Rate	6%	26%		13%	30%	3%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(4)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(5)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.08% impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower. The voluntary commitment had no impact to Class C ratios.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Intermediate Bond Fund
	Class I							Class A
	2018	2017		2016	2015	2014		2018		2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.95	$10.98		$11.06	$11.07	$11.26		$10.95		$10.99		$11.06	$11.09	$11.28
Net Investment Income(1)	0.21	0.17		0.16	0.13	0.13		0.18		0.14		0.13	0.10	0.12
Realized and Unrealized Gain (Loss) on Investments	(0.32)	–		(0.04)	0.03	0.02		(0.31)		(0.01)		(0.03)	0.03	0.01
Total from Investment Operations	(0.11)	0.17		0.12	0.16	0.15		(0.13)		0.13		0.10	0.13	0.13
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)	–		–		–	–	–	*(2)
Dividends from Net Investment Income	(0.21)	(0.18)		(0.16)	(0.13)	(0.13)		(0.18)		(0.15)		(0.13)	(0.12)	(0.11)
Distributions from Net Realized Gains	–	(0.02)		(0.04)	(0.04)	(0.21)		–		(0.02)		(0.04)	(0.04)	(0.21)
Total Distributions	(0.21)	(0.20)		(0.20)	(0.17)	(0.34)		(0.18)		(0.17)		(0.17)	(0.16)	(0.32)
Net Asset Value, End of Year	$10.63	$10.95		$10.98	$11.06	$11.07		$10.64		$10.95		$10.99	$11.06	$11.09

Total Return†	(1.01)%	1.52%		1.09%	1.47%	1.42%		(1.18)%		1.16%		0.92%	1.20%	1.16%
Ratios/Supplemental Data
Net Assets End of Year (000)	$156,789	$209,212		$290,793	$331,466	$361,838		$2,783		$3,390		$3,885	$4,159	$4,991
Ratio of Expenses to Average Net Assets	0.58%	0.54	%(3)	0.53%	0.53%	0.53%		0.80	%(4)	0.81	%(3)	0.79%	0.79%	0.63	%(5)
Ratio of Net Investment Income to Average Net Assets	1.90%	1.58%		1.47%	1.16%	1.15%		1.69	%(4)	1.32%		1.21%	0.89%	1.06	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.59%	0.54	%(3)	0.53%	0.53%	0.53%		0.86%		0.82	%(3)	0.79%	0.79%	0.79%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.89%	1.58%		1.47%	1.16%	1.15%		1.63%		1.31%		1.21%	0.89%	0.89%
Portfolio Turnover Rate	86%	116%		87%	47%	69%		86%		116%		87%	47%	69%

	Intermediate Bond Fund
	Class C
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.99	$11.03		$11.10	$11.12	$11.31
Net Investment Income(1)	0.10	0.07		0.06	0.02	0.02
Realized and Unrealized Gain (Loss) on Investments	(0.30)	(0.02)		(0.03)	0.03	0.03
Total from Investment Operations	(0.20)	0.05		0.03	0.05	0.05
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)
Dividends from Net Investment Income	(0.11)	(0.07)		(0.06)	(0.03)	(0.03)
Distributions from Net Realized Gains	–	(0.02)		(0.04)	(0.04)	(0.21)
Total Distributions	(0.11)	(0.09)		(0.10)	(0.07)	(0.24)
Net Asset Value, End of Year	$10.68	$10.99		$11.03	$11.10	$11.12

Total Return†	(1.86)%	0.44%		0.22%	0.42%	0.43%
Ratios/Supplemental Data
Net Assets End of Year (000)	$138	$333		$422	$421	$724
Ratio of Expenses to Average Net Assets	1.54%	1.52	%(3)	1.49%	1.51%	1.50	%(5)
Ratio of Net Investment Income to Average Net Assets	0.93%	0.61%		0.52%	0.17%	0.21	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.54%	1.53	%(3)	1.49%	1.51%	1.52%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.93%	0.60%		0.52%	0.17%	0.19%
Portfolio Turnover Rate	86%	116%		87%	47%	69%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(4)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(5)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.17% and 0.02% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

	Limited Maturity Bond Fund
	Class I							Class A
	2018	2017		2016	2015	2014		2018		2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.14	$10.17		$10.18	$10.20	$10.18		$10.17		$10.21		$10.22	$10.26	$10.21
Net Investment Income(1)	0.13	0.09		0.07	0.04	0.04		0.12		0.07		0.04	0.02	0.05
Realized and Unrealized Gain (Loss) on Investments	(0.15)	(0.02)		–	–	0.03		(0.15)		(0.03)		–	0.01	0.03
Total from Investment Operations	(0.02)	0.07		0.07	0.04	0.07		(0.03)		0.04		0.04	0.03	0.08
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)	–		–		–	–	–	*(2)
Dividends from Net Investment Income	(0.14)	(0.10)		(0.08)	(0.06)	(0.05)		(0.12)		(0.08)		(0.05)	(0.07)	(0.03)
Distributions from Net Realized Gains	–	–	*	–	–	–		–		–	*	–	–	–
Total Distributions	(0.14)	(0.10)		(0.08)	(0.06)	(0.05)		(0.12)		(0.08)		(0.05)	(0.07)	(0.03)
Net Asset Value, End of Year	$9.98	$10.14		$10.17	$10.18	$10.20		$10.02		$10.17		$10.21	$10.22	$10.26

Total Return†	(0.21)%	0.76%		0.64%	0.35%	0.71%		(0.31)%		0.42%		0.40%	0.30%	0.81%
Ratios/Supplemental Data
Net Assets End of Year (000)	$169,089	$287,764		$286,767	$321,337	$337,808		$1,316		$1,661		$6,158	$5,736	$3,299
Ratio of Expenses to Average Net Assets	0.51%	0.48	%(3)	0.49%	0.48%	0.49%		0.63	%(4)	0.73	%(3)	0.73%	0.71%	0.35	%(5)
Ratio of Net Investment Income to Average Net Assets	1.26%	0.92%		0.66%	0.44%	0.37%		1.14	%(4)	0.66%		0.41%	0.17%	0.52	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.51%	0.49	%(3)	0.49%	0.48%	0.49%		0.71%		0.74	%(3)	0.74%	0.71%	0.69%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.26%	0.91%		0.66%	0.44%	0.37%		1.06%		0.65%		0.40%	0.17%	0.18%
Portfolio Turnover Rate	63%	114%		75%	58%	68%		63%		114%		75%	58%	68%

	Limited Maturity Bond Fund
	Class C
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.17	$10.20		$10.21	$10.23	$10.21
Net Investment Income (Loss)(1)	0.03	–		(0.01)	(0.01)	(0.01)
Realized and Unrealized Gain (Loss) on Investments	(0.15)	(0.02)		–	(0.01)	0.03
Total from Investment Operations	(0.12)	(0.02)		(0.01)	(0.02)	0.02
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)
Dividends from Net Investment Income	(0.04)	(0.01)		– *	– *	–	*
Distributions from Net Realized Gains	–	–	*	–	–	–
Total Distributions	(0.04)	(0.01)		– *	– *	–	*
Net Asset Value, End of Year	$10.01	$10.17		$10.20	$10.21	$10.23

Total Return†	(1.20)%	(0.19)%		(0.09)%	(0.17)%	0.21%
Ratios/Supplemental Data
Net Assets End of Year (000)	$375	$499		$525	$651	$1,288
Ratio of Expenses to Average Net Assets	1.51%	1.43	%(3)	1.21%	1.09%	0.94	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.26%	(0.03)%		(0.06)%	(0.09)%	(0.06	)%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.51%	1.49	%(3)	1.49%	1.48%	1.44%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.26%	(0.09)%		(0.34)%	(0.48)%	(0.56)%
Portfolio Turnover Rate	63%	114%		75%	58%	68%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.01%, 0.00% and 0.01% impact to the expense ratios of Class I, Class A and Class C, respectively.

(4)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(5)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.34% and 0.05% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Total Return Advantage Fund
	Class I							Class A
	2018	2017		2016	2015	2014		2018		2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.79	$10.78		$10.91	$10.97	$10.91		$10.80		$10.78		$10.92	$10.97	$10.91
Net Investment Income(1)	0.26	0.24		0.25	0.23	0.25		0.25		0.21		0.21	0.20	0.23
Realized and Unrealized Gain (Loss) on Investments	(0.32)	0.03		(0.11)	(0.04)	0.07		(0.33)		0.04		(0.11)	(0.03)	0.06
Total from Investment Operations	(0.06)	0.27		0.14	0.19	0.32		(0.08)		0.25		0.10	0.17	0.29
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)	–		–		–	–	–	*(2)
Dividends from Net Investment Income	(0.28)	(0.26)		(0.27)	(0.25)	(0.26)		(0.25)		(0.23)		(0.24)	(0.22)	(0.23)
Total Distributions	(0.28)	(0.26)		(0.27)	(0.25)	(0.26)		(0.25)		(0.23)		(0.24)	(0.22)	(0.23)
Net Asset Value, End of Year	$10.45	$10.79		$10.78	$10.91	$10.97		$10.47		$10.80		$10.78	$10.92	$10.97

Total Return†	(0.61)%	2.56%		1.32%	1.71%	2.99%		(0.79)%		2.37%		0.96%	1.52%	2.71%
Ratios/Supplemental Data
Net Assets End of Year (000)	$151,937	$165,351		$168,676	$191,272	$249,494		$3,590		$4,340		$11,770	$4,053	$4,645
Ratio of Expenses to Average Net Assets	0.53%	0.537	%(3)	0.54%	0.56%	0.56%		0.69	%(4)	0.81	%(3)	0.81%	0.84%	0.81	%(5)
Ratio of Net Investment Income to Average Net Assets	2.46%	2.21%		2.32%	2.08%	2.37%		2.29	%(4)	1.92%		1.95%	1.80%	2.13	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.65%	0.61	%(3)	0.59%	0.56%	0.56%		0.93%		0.89	%(3)	0.87%	0.84%	0.84%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.34%	2.13%		2.27%	2.08%	2.37%		2.05%		1.84%		1.89%	1.80%	2.10%
Portfolio Turnover Rate	71%	93%		53%	51%	59%		71%		93%		53%	51%	59%

	Total Return Advantage Fund
	Class C
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.82	$10.80		$10.94	$10.99	$10.94
Net Investment Income(1)	0.15	0.13		0.14	0.12	0.15
Realized and Unrealized Gain (Loss) on Investments	(0.31)	0.05		(0.12)	(0.03)	0.05
Total from Investment Operations	(0.16)	0.18		0.02	0.09	0.20
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)
Dividends from Net Investment Income	(0.17)	(0.16)		(0.16)	(0.14)	(0.15)
Total Distributions	(0.17)	(0.16)		(0.16)	(0.14)	(0.15)
Net Asset Value, End of Year	$10.49	$10.82		$10.80	$10.94	$10.99

Total Return†	(1.49)%	1.63%		0.24%	0.80%	1.87%
Ratios/Supplemental Data
Net Assets End of Year (000)	$ 341	$ 720		$ 992	$1,077	$1,042
Ratio of Expenses to Average Net Assets	1.53%	1.53	%(3)	1.52%	1.55%	1.54	%(5)
Ratio of Net Investment Income to Average Net Assets	1.44%	1.22%		1.33%	1.07%	1.38	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.65%	1.61	%(3)	1.57%	1.55%	1.56%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.32%	1.14%		1.28%	1.07%	1.36%
Portfolio Turnover Rate	71%	93%		53%	51%	59%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(4)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.12% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(5)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.03% and 0.02% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

	Ultra Short Bond Fund
	Class I						Class A
	2018	2017		2016	2015	2014	2018		2017		2016	2015	2014
Net Asset Value, Beginning of Year	$9.93	$9.94		$9.94	$9.96	$9.97	$9.94		$9.95		$9.95	$9.98	$9.98
Net Investment Income (Loss)(1)	0.13	0.08		0.04	0.02	0.02	0.11		0.06		0.01	– *	(0.01)
Realized and Unrealized Gain (Loss) on Investments	(0.05)	–		0.01	–	–	(0.06)		(0.01)		0.01	(0.02)	0.02
Total from Investment Operations	0.08	0.08		0.05	0.02	0.02	0.05		0.05		0.02	(0.02)	0.01
Dividends from Net Investment Income	(0.13)	(0.09)		(0.05)	(0.04)	(0.03)	(0.10)		(0.06)		(0.02)	(0.01)	(0.01)
Total Distributions	(0.13)	(0.09)		(0.05)	(0.04)	(0.03)	(0.10)		(0.06)		(0.02)	(0.01)	(0.01)
Net Asset Value, End of Year	$9.88	$9.93		$9.94	$9.94	$9.96	$9.89		$9.94		$9.95	$9.95	$9.98

Total Return†	0.82%	0.77%		0.48%	0.16%	0.24%	0.53%		0.48%		0.20%	(0.20)%	0.06%
Ratios/Supplemental Data
Net Assets End of Year (000)	$352,077	$420,979		$374,899	$407,537	$433,326	$920		$1,159		$1,286	$1,554	$2,286
Ratio of Expenses to Average Net Assets	0.32%	0.31	%(2)	0.32%	0.33%	0.34%	0.54	%(3)	0.60	%(2)	0.60%	0.59%	0.61	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.30%	0.85%		0.40%	0.20%	0.17%	1.07	%(3)	0.55%		0.12%	0.00%	(0.06	)%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.32%	0.32	%(2)	0.32%	0.33%	0.34%	0.60%		0.60	%(2)	0.60%	0.62%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.30%	0.84%		0.40%	0.20%	0.17%	1.01%		0.55%		0.12%	(0.03)%	(0.07)%
Portfolio Turnover Rate(5)	98%	116%		91%	90%	94%	98%		116%		91%	90%	94%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(3)	During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)	During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares. This voluntary commitment had no impact to Class A ratios.

(5)	Due to its investment strategy, the Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Intermediate Tax Exempt Bond Fund
	Class I						Class A
	2018	2017	2016	2015	2014		2018		2017	2016	2015	2014
Net Asset Value, Beginning of Year	$9.60	$9.79	$9.59	$9.89	$10.10		$9.56		$9.75	$9.55	$9.88	$10.06
Net Investment Income(1)	0.21	0.22	0.25	0.25	0.26		0.19		0.19	0.22	0.23	0.26
Realized and Unrealized Gain (Loss) on Investments	(0.23)	(0.12)	0.23	(0.02)	0.06		(0.22)		(0.12)	0.23	(0.03)	0.07
Total from Investment Operations	(0.02)	0.10	0.48	0.23	0.32		(0.03)		0.07	0.45	0.20	0.33
Contributions of Capital by Affiliate(1)	–	–	–	–	–	*(2)	–		–	–	–	–	*(2)
Dividends from Net Investment Income	(0.21)	(0.22)	(0.25)	(0.25)	(0.26)		(0.19)		(0.19)	(0.22)	(0.25)	(0.24)
Distributions from Net Realized Gains	(0.05)	(0.07)	(0.03)	(0.28)	(0.27)		(0.05)		(0.07)	(0.03)	(0.28)	(0.27)
Total Distributions	(0.26)	(0.29)	(0.28)	(0.53)	(0.53)		(0.24)		(0.26)	(0.25)	(0.53)	(0.51)
Net Asset Value, End of Year	$9.32	$9.60	$9.79	$9.59	$9.89		$9.29		$9.56	$9.75	$9.55	$9.88

Total Return†	(0.24)%	1.03%	5.03%	2.38%	3.38%		(0.36)%		0.80%	4.82%	2.10%	3.47%
Ratios/Supplemental Data
Net Assets End of Year (000)	$53,979	$70,735	$79,299	$75,621	$81,906		$2,578		$2,613	$2,913	$2,823	$2,858
Ratio of Expenses to Average Net Assets	0.54%	0.53%	0.53%	0.53%	0.53%		0.71	%(3)	0.76%	0.74%	0.78%	0.48	%(4)
Ratio of Net Investment Income to Average Net Assets	2.23%	2.25%	2.53%	2.55%	2.66%		2.06	%(3)	2.03%	2.32%	2.30%	2.71	%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.73%	0.66%	0.64%	0.61%	0.58%		0.96%		0.89%	0.85%	0.86%	0.81%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.04%	2.12%	2.42%	2.47%	2.61%		1.81%		1.90%	2.21%	2.22%	2.38%
Portfolio Turnover Rate	18%	32%	22%	23%	27%		18%		32%	22%	23%	27%

	Intermediate Tax Exempt Bond Fund
	Class C
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$9.46	$9.66	$9.46	$9.76	$9.97
Net Investment Income(1)	0.11	0.12	0.15	0.15	0.16
Realized and Unrealized Gain (Loss) on Investments	(0.23)	(0.13)	0.23	(0.01)	0.06
Total from Investment Operations	(0.12)	(0.01)	0.38	0.14	0.22
Contributions of Capital by Affiliate(1)	–	–	–	–	–	*(2)
Dividends from Net Investment Income	(0.11)	(0.12)	(0.15)	(0.16)	(0.16)
Distributions from Net Realized Gains	(0.05)	(0.07)	(0.03)	(0.28)	(0.27)
Total Distributions	(0.16)	(0.19)	(0.18)	(0.44)	(0.43)
Net Asset Value, End of Year	$9.18	$9.46	$9.66	$9.46	$9.76

Total Return†	(1.26)%	(0.09)%	4.09%	1.42%	2.37%
Ratios/Supplemental Data
Net Assets End of Year (000)	$123	$238	$314	$392	$353
Ratio of Expenses to Average Net Assets	1.54%	1.53%	1.46%	1.51%	1.52	%(4)
Ratio of Net Investment Income to Average Net Assets	1.23%	1.25%	1.60%	1.56%	1.69	%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.73%	1.66%	1.57%	1.59%	1.59%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.04%	1.12%	1.49%	1.48%	1.62%
Portfolio Turnover Rate	18%	32%	22%	23%	27%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.28% and 0.01% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

	Maryland Tax Exempt Bond Fund
	Class I						Class A
	2018	2017	2016	2015	2014		2018		2017	2016	2015	2014
Net Asset Value, Beginning of Year	$10.93	$11.22	$11.06	$11.19	$11.41		$10.92		$11.21	$11.05	$11.20	$11.41
Net Investment Income(1)	0.22	0.24	0.27	0.29	0.31		0.20		0.21	0.24	0.26	0.30
Realized and Unrealized Gain (Loss) on Investments	(0.27)	(0.13)	0.19	(0.06)	(0.17)		(0.26)		(0.13)	0.19	(0.06)	(0.18)
Total from Investment Operations	(0.05)	0.11	0.46	0.23	0.14		(0.06)		0.08	0.43	0.20	0.12
Contributions of Capital by Affiliate(1)	–	–	–	–	–	*(2)	–		–	–	–	–	*(2)
Dividends from Net Investment Income	(0.21)	(0.24)	(0.27)	(0.29)	(0.31)		(0.20)		(0.21)	(0.24)	(0.28)	(0.28)
Distributions from Net Realized Gains	(0.11)	(0.16)	(0.03)	(0.07)	(0.05)		(0.11)		(0.16)	(0.03)	(0.07)	(0.05)
Total Distributions	(0.32)	(0.40)	(0.30)	(0.36)	(0.36)		(0.31)		(0.37)	(0.27)	(0.35)	(0.33)
Net Asset Value, End of Year	$10.56	$10.93	$11.22	$11.06	$11.19		$10.55		$10.92	$11.21	$11.05	$11.20

Total Return†	(0.49)%	1.07%	4.19%	2.09%	1.31%		(0.58)%		0.80%	3.90%	1.83%	1.18%
Ratios/Supplemental Data
Net Assets End of Year (000)	$19,490	$35,047	$46,366	$50,336	$55,118		$51		$178	$212	$306	$555
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%		0.67	%(3)	0.81%	0.81%	0.80%	0.63	%(4)
Ratio of Net Investment Income to Average Net Assets	1.99%	2.20%	2.44%	2.59%	2.78%		1.88	%(3)	1.93%	2.16%	2.31%	2.68	%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.87%	0.73%	0.67%	0.61%	0.57%		1.06%		1.00%	0.94%	0.88%	0.80%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.65%	2.00%	2.30%	2.51%	2.74%		1.49%		1.74%	2.03%	2.23%	2.51%
Portfolio Turnover Rate	0%	9%	18%	9%	4%		0%		9%	18%	9%	4%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares. This voluntary commitment represented a 0.13% impact to Class A ratios, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Ohio Intermediate Tax Exempt Bond Fund
	Class I							Class A
	2018	2017		2016	2015	2014		2018		2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.65	$10.98		$10.88	$11.13	$11.39		$10.61		$10.95		$10.85	$11.10	$11.35
Net Investment Income(1)	0.17	0.21		0.25	0.28	0.32		0.15		0.18		0.21	0.25	0.29
Realized and Unrealized Gain (Loss) on Investments	(0.31)	(0.11)		0.23	(0.10)	(0.11)		(0.30)		(0.12)		0.23	(0.10)	(0.10)
Total from Investment Operations	(0.14)	0.10		0.48	0.18	0.21		(0.15)		0.06		0.44	0.15	0.19
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)	–		–		–	–	–	*(2)
Dividends from Net Investment Income	(0.17)	(0.21)		(0.25)	(0.28)	(0.32)		(0.15)		(0.18)		(0.21)	(0.25)	(0.29)
Distributions from Net Realized Gains	(0.30)	(0.22)		(0.13)	(0.15)	(0.15)		(0.30)		(0.22)		(0.13)	(0.15)	(0.15)
Total Distributions	(0.47)	(0.43)		(0.38)	(0.43)	(0.47)		(0.45)		(0.40)		(0.34)	(0.40)	(0.44)
Net Asset Value, End of Year	$10.04	$10.65		$10.98	$10.88	$11.13		$10.01		$10.61		$10.95	$10.85	$11.10

Total Return†	(1.29)%	1.03%		4.42%	1.58%	2.01%		(1.43)%		0.66%		4.13%	1.36%	1.82%
Ratios/Supplemental Data
Net Assets End of Year (000)	$14,285	$30,538		$39,861	$44,480	$56,863		$2,464		$3,303		$4,189	$4,515	$5,294
Ratio of Expenses to Average Net Assets	0.87%	0.74	%(3)	0.70%	0.61%	0.58%		1.08	%(4)	1.02	%(3)	0.98%	0.90%	0.80	%(5)
Ratio of Net Investment Income to Average Net Assets	1.67%	2.00%		2.25%	2.53%	2.90%		1.45	%(4)	1.72%		1.96%	2.27%	2.67	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.92%	0.75	%(3)	0.70%	0.61%	0.58%		1.22%		1.03	%(3)	0.98%	0.90%	0.85%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.62%	1.99%		2.25%	2.53%	2.90%		1.31%		1.71%		1.96%	2.27%	2.62%
Portfolio Turnover Rate	8%	15%		20%	15%	11%		8%		15%		20%	15%	11%

	Ohio Intermediate Tax Exempt Bond Fund
	Class C
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.59	$10.92		$10.82	$11.06	$11.32
Net Investment Income(1)	0.07	0.11		0.14	0.18	0.21
Realized and Unrealized Gain (Loss) on Investments	(0.43)	(0.11)		0.23	(0.10)	(0.11)
Total from Investment Operations	(0.36)	–		0.37	0.08	0.10
Contributions of Capital by Affiliate(1)	–	–		–	–	–	*(2)
Dividends from Net Investment Income	(0.07)	(0.11)		(0.14)	(0.17)	(0.21)
Distributions from Net Realized Gains	(0.30)	(0.22)		(0.13)	(0.15)	(0.15)
Total Distributions	(0.37)	(0.33)		(0.27)	(0.32)	(0.36)
Net Asset Value, End of Year	$9.86	$10.59		$10.92	$10.82	$11.06

Total Return†	(3.44)%	0.03%		3.40%	0.66%	0.99%
Ratios/Supplemental Data
Net Assets End of Year (000)	$17	$648		$467	$458	$459
Ratio of Expenses to Average Net Assets	1.86%	1.74	%(3)	1.70%	1.63%	1.58%
Ratio of Net Investment Income to Average Net Assets	0.70%	1.00%		1.25%	1.59%	1.90%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.86%	1.75	%(3)	1.70%	1.63%	1.58%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.70%	0.99%		1.25%	1.59%	1.90%
Portfolio Turnover Rate	8%	15%		20%	15%	11%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31,2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.01% impact to the expense ratios of each class.

(4)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(5)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares. This voluntary commitment represented a 0.05% impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower.

See Notes to Financial Statements.

	Tax Exempt Limited Maturity Bond Fund
	Class I						Class A
	2018	2017	2016	2015	2014		2018		2017	2016	2015	2014
Net Asset Value, Beginning of Year	$10.41	$10.46	$10.39	$10.50	$10.52		$10.42		$10.47	$10.39	$10.50	$10.53
Net Investment Income(1)	0.15	0.15	0.16	0.16	0.15		0.13		0.12	0.13	0.13	0.12
Realized and Unrealized Gain (Loss) on Investments	(0.22)	(0.05)	0.07	(0.11)	–	*	(0.22)		(0.05)	0.08	(0.11)	(0.01)
Total from Investment Operations	(0.07)	0.10	0.23	0.05	0.15		(0.09)		0.07	0.21	0.02	0.11
Contributions of Capital by Affiliate(1)	–	–	–	–	–	*(2)	–		–	–	–	–	*(2)
Dividends from Net Investment Income	(0.15)	(0.15)	(0.16)	(0.16)	(0.15)		(0.12)		(0.12)	(0.13)	(0.13)	(0.12)
Distributions from Net Realized Gains	–	– *	–	–	(0.02)		–		– *	–	–	(0.02)
Total Distributions	(0.15)	(0.15)	(0.16)	(0.16)	(0.17)		(0.12)		(0.12)	(0.13)	(0.13)	(0.14)
Net Asset Value, End of Year	$10.19	$10.41	$10.46	$10.39	$10.50		$10.21		$10.42	$10.47	$10.39	$10.50

Total Return†	(0.66)%	0.96%	2.19%	0.46%	1.47%		(0.84)%		0.68%	2.01%	0.19%	1.12%
Ratios/Supplemental Data
Net Assets End of Year (000)	$95,621	$121,660	$131,767	$133,081	$144,797		$203		$206	$249	$452	$470
Ratio of Expenses to Average Net Assets	0.54%	0.53%	0.53%	0.53%	0.53%		0.76	%(3)	0.81%	0.80%	0.81%	0.80	%(4)
Ratio of Net Investment Income to Average Net Assets	1.47%	1.43%	1.49%	1.50%	1.42%		1.24	%(3)	1.15%	1.22%	1.23%	1.19	%(4)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.61%	0.58%	0.56%	0.55%	0.54%		0.88%		0.86%	0.83%	0.83%	0.83%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.40%	1.38%	1.46%	1.48%	1.41%		1.12%		1.10%	1.19%	1.21%	1.16%
Portfolio Turnover Rate	27%	31%	29%	36%	48%		27%		31%	29%	36%	48%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares. This voluntary commitment represented a 0.01% impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower.

See Notes to Financial Statements.

P N C  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
ASSET-BACKED SECURITIES — 7.6%
Automotive — 5.6%
BMW Vehicle Owner Trust,
Series 2018-A, Cl A4
2.510%, 06/25/24	$55	$54
Fifth Third Auto Trust,
Series 2015-1, Cl A3
1.420%, 03/16/20	104	103
Fifth Third Auto Trust,
Series 2017-1, Cl A3
1.800%, 02/15/22	95	94
Ford Credit Auto Lease Trust,
Series 2017-B, Cl A2A
1.800%, 06/15/20	80	80
Ford Credit Auto Owner Trust,
Series 2017-C, Cl A4
2.160%, 03/15/23	55	54
GM Financial Consumer Automobile
Receivables Trust,
Series 2018-1, Cl A3
2.320%, 07/18/22	65	64
Honda Auto Receivables Owner Trust,
Series 2016-3, Cl A4
1.330%, 11/18/22	200	196
Hyundai Auto Receivables Trust,
Series 2017-A, Cl A3
1.760%, 08/16/21	260	257
Nissan Auto Receivables Owner Trust,
Series 2017-C, Cl A3
2.120%, 04/18/22	100	99
Toyota Auto Receivables Owner Trust,
Series 2017-D, Cl A4
2.120%, 02/15/23	100	98

		1,099

Credit Cards — 1.1%
BA Credit Card Trust,
Series 2017-A1, Cl A1
1.950%, 08/15/22	125	123
Capital One Multi-Asset Execution Trust,
Series 2017-A4, Cl A4
1.990%, 07/17/23	100	98

		221

Utilities — 0.9%
CenterPoint Energy Transition Bond LLC,
Series 2012-1, Cl A2
2.161%, 10/15/21	168	167

Total Asset-Backed Securities (Cost $1,506)		1,487

COMMERCIAL MORTGAGE-BACKED SECURITY — 1.4%
Freddie Mac Multifamily Structured Pass Through
Certificates, Series K067, Cl A2
3.194%, 07/25/27	270	266

Total Commercial Mortgage-Backed Security (Cost $277)		266

	Par (000)	Fair Value (000)
CORPORATE BONDS — 46.6%
Automotive — 1.4%
Ford Motor
4.346%, 12/08/26	$50	$49
General Motors
6.600%, 04/01/36	45	50
5.150%, 04/01/38	5	5
General Motors Financial
3.250%, 01/05/23	90	88
Toyota Motor Credit (GMTN)
2.700%, 01/11/23	85	83

		275

Cable — 1.9%
21st Century Fox America
6.900%, 03/01/19	135	139
CBS
4.600%, 01/15/45	45	42
Discovery Communications LLC
2.800%, 06/15/20 144A	140	138
NBCUniversal Media LLC
4.375%, 04/01/21	55	57

		376

Consumer Discretionary — 1.5%
Carnival
3.950%, 10/15/20	105	107
Netflix
4.875%, 04/15/28 144A	85	81
Royal Caribbean Cruises
3.700%, 03/15/28	55	51
Toll Brothers Finance
4.350%, 02/15/28	55	50

		289

Consumer Services — 0.2%
Automatic Data Processing
3.375%, 09/15/25	50	50

Consumer Staples — 1.0%
Kroger
6.150%, 01/15/20	165	173
4.450%, 02/01/47	30	27

		200

Energy — 4.1%
Andeavor
4.500%, 04/01/48	50	47
BP Capital Markets PLC
3.224%, 04/14/24	115	113
ConocoPhillips
6.500%, 02/01/39	35	45
Energy Transfer Partners LP
6.125%, 12/15/45	40	41
4.050%, 03/15/25	60	58
Enterprise Products Operating LLC
2.850%, 04/15/21	60	59
EQT
3.900%, 10/01/27	55	52
HollyFrontier
5.875%, 04/01/26	60	65

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Energy — continued
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	$62	$73
MPLX LP
4.500%, 04/15/38	45	43
Petroleos Mexicanos
6.000%, 03/05/20	75	78
Phillips 66
4.650%, 11/15/34	55	57
TransCanada PipeLines
4.750%, 05/15/38	25	25
Valero Energy
3.400%, 09/15/26	45	43

		799

Financials — 18.1%
American Express
3.000%, 10/30/24	40	39
Bank of America (MTN)
4.450%, 03/03/26	75	76
4.200%, 08/26/24	135	136
3.499%, 05/17/22 (A)	105	105
Bank of Montreal (MTN)
3.100%, 04/13/21	55	55
BNY Mellon (MTN)
2.800%, 05/04/26	55	52
2.600%, 08/17/20	75	74
Capital One Financial
4.200%, 10/29/25	35	34
3.300%, 10/30/24	30	29
Capital One NA
2.400%, 09/05/19	250	248
Citigroup
4.450%, 09/29/27	115	114
3.887%, 01/10/28 (A)	65	63
2.876%, 07/24/23 (A)	130	126
Credit Suisse AG (GMTN)
5.400%, 01/14/20	80	83
Goldman Sachs Group
3.200%, 02/23/23	105	103
2.350%, 11/15/21	80	77
2.300%, 12/13/19	140	139
HSBC Holdings PLC
5.100%, 04/05/21	100	105
Intercontinental Exchange
2.350%, 09/15/22	80	77
John Deere Capital (MTN)
2.150%, 09/08/22	65	62
JPMorgan Chase
6.100%, (A) (B)	50	51
3.882%, 07/24/38 (A)	75	70
2.400%, 06/07/21	165	161
Morgan Stanley (GMTN)
4.000%, 07/23/25	90	90
2.500%, 04/21/21	90	88
Morgan Stanley (MTN)
4.100%, 05/22/23	55	56
2.625%, 11/17/21	55	54
New York Life Global Funding
2.300%, 06/10/22 144A	115	111

	Par (000)	Fair Value (000)

Royal Bank of Canada
2.100%, 10/14/20	$200	$196
Royal Bank of Scotland Group PLC
6.000%, 12/19/23	95	101
Sumitomo Mitsui Financial Group
3.102%, 01/17/23	200	196
Toronto-Dominion Bank (GMTN)
2.550%, 01/25/21	90	89
2.500%, 12/14/20	85	84
Visa
4.150%, 12/14/35	55	57
Wells Fargo
3.069%, 01/24/23	55	54
Wells Fargo (MTN)
4.100%, 06/03/26	35	34
Westpac Banking
5.000%, (A) (B)	45	39
3.650%, 05/15/23	70	70
2.650%, 01/25/21	105	104
2.250%, 07/30/18	50	50

		3,552

Food, Beverage & Tobacco — 2.2%
Anheuser-Busch InBev Finance
4.700%, 02/01/36	120	123
Constellation Brands
3.875%, 11/15/19	155	157
Kraft Heinz Foods
5.200%, 07/15/45	50	50
Maple Escrow Subsidiary
4.057%, 05/25/23 144A	110	111

		441

Healthcare — 2.5%
AbbVie
2.300%, 05/14/21	30	29
Allergan Funding SCS
3.450%, 03/15/22	40	40
Amgen
4.400%, 05/01/45	40	39
2.650%, 05/11/22	35	34
Gilead Sciences
1.850%, 09/20/19	65	64
Johnson & Johnson
3.550%, 03/01/36	65	64
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	110	108
Teva Pharmaceutical Finance III BV
2.800%, 07/21/23	60	51
Teva Pharmaceutical Finance IV BV
3.650%, 11/10/21	65	62

		491

Industrials — 2.2%
Cintas No. 2
4.300%, 06/01/21	90	93
CNH Industrial Capital LLC
4.375%, 04/05/22	130	132
FedEx
4.050%, 02/15/48	35	32

See Notes to Financial Statements.

P N C  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Industrials — continued
General Electric
4.125%, 10/09/42	$45	$41
United Continental Holdings
4.250%, 10/01/22	65	63
United Rentals North America
4.875%, 01/15/28	75	70

		431

Insurance — 1.4%
AXA Equitable Holdings
5.000%, 04/20/48 144A	50	48
4.350%, 04/20/28 144A	30	29
MetLife
6.400%, 12/15/36	50	54
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 144A	60	64
XLIT
4.450%, 03/31/25	35	35
2.300%, 12/15/18	50	50

		280

Materials — 1.7%
ArcelorMittal
6.500%, 02/25/22	90	96
Huntsman International LLC
4.875%, 11/15/20	80	82
Sherwin-Williams
2.750%, 06/01/22	75	73
Yamana Gold
4.950%, 07/15/24	80	81

		332

Real Estate — 1.7%
American Campus Communities Operating
Partnership LP
3.750%, 04/15/23	75	75
Host Hotels & Resorts LP
3.750%, 10/15/23	70	69
Kimco Realty
2.800%, 10/01/26	65	58
Spirit Realty LP
4.450%, 09/15/26	80	76
VEREIT Operating Partnership LP
3.950%, 08/15/27	55	51

		329

Retail — 1.2%
CVS Health
4.300%, 03/25/28	25	25
3.500%, 07/20/22	70	69
Penske Automotive Group
5.375%, 12/01/24	80	79
Walmart
5.625%, 04/01/40	45	56

		229

Technology — 2.3%
Amphenol
2.550%, 01/30/19	110	110

	Par (000)	Fair Value (000)

Apple
3.850%, 05/04/43	$70	$68
Intel
2.875%, 05/11/24	70	68
KLA-Tencor
4.125%, 11/01/21	80	82
Microsoft
3.450%, 08/08/36	55	53
Texas Instruments
4.150%, 05/15/48	20	21
Xilinx
2.950%, 06/01/24	55	52

		454

Telecommunications — 1.3%
AT&T
5.700%, 03/01/57	50	52
5.250%, 03/01/37	45	46
4.750%, 05/15/46	30	27
Verizon Communications
5.250%, 03/16/37	125	130
		255

Transportation — 0.6%
ERAC USA Finance LLC
5.625%, 03/15/42 144A	50	55
FedEx
3.900%, 02/01/35	70	67
		122

Utilities — 1.3%
Alabama Power
2.450%, 03/30/22	65	63
American Electric Power
2.150%, 11/13/20	75	73
Berkshire Hathaway Energy
3.800%, 07/15/48	70	66
Puget Sound Energy
5.757%, 10/01/39	50	62

		264

Total Corporate Bonds (Cost $9,309)		9,169

OTHER GOVERNMENT AND AGENCY OBLIGATION — 0.1%
Mexico — 0.1%
Mexico Government International Bond (GMTN)
4.750%, 03/08/44	30	28

Total Other Government and Agency Obligation (Cost $27)		28

MUNICIPAL BOND — 0.5%
Texas — 0.5%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	85	97

Total Municipal Bond (Cost $85)		97

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 24.9%
Federal Home Loan Mortgage Corporation — 1.5%
9.500%, 10/01/20	$1	$1
8.000%, 07/01/25	14	15
6.000%, 09/01/19	2	2
3.606% (US0012M+1.816%), 01/01/36 (C)	4	4
3.425% (US0012M+1.676%), 12/01/36 (C)	3	3
3.000%, 12/01/42	273	266

		291

Federal National Mortgage Association — 20.7%
8.000%, 03/01/31 (D)	–	–
6.000%, 09/01/37	1	2
5.500%, 03/01/36	13	14
5.000%, 03/01/40	110	118
4.500%, 10/01/39	160	168
4.500%, 04/01/40	205	216
4.000%, 09/01/39	11	12
4.000%, 11/01/40	159	163
4.000%, 01/01/41	262	270
4.000%, 11/01/44	268	275
3.500%, 09/01/29	231	234
3.500%, 07/01/42	455	457
3.500%, 08/01/42	361	362
3.500%, 10/01/42	195	195
3.500%, 11/01/42	38	38
3.500%, 02/01/43	131	131
3.500%, 08/01/43	105	105
3.178% (US0012M+1.428%), 08/01/35 (C)	2	2
3.000%, 11/01/27	184	184
3.000%, 04/01/43	254	248
3.000%, 06/01/43	243	237
3.000%, 05/01/46	224	218
2.500%, 11/01/27	220	216
2.500%, 11/01/31	215	209

		4,074

Government National Mortgage Association — 2.7%
8.500%, 11/15/21	12	12
8.500%, 07/15/22	3	3
4.000%, 09/15/41	260	268
3.500%, 12/20/42	237	241

		524

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $4,955)		4,889
U.S. TREASURY OBLIGATIONS — 18.4%
U.S. Treasury Bonds — 8.3%
4.500%, 02/15/36	540	659
3.750%, 08/15/41	520	586
2.500%, 02/15/45	435	394

		1,639

U.S. Treasury Inflation-Indexed Bond — 2.5%
0.125%, 07/15/24	510	495

U.S. Treasury Notes — 7.6%
2.500%, 08/15/23	185	183
2.375%, 08/15/24	90	88
2.375%, 05/15/27	80	77

	Par (000)	Fair Value (000)

2.250%, 11/15/25	$ 95	$91
2.125%, 09/30/21	90	89
2.000%, 02/28/21	225	222
1.625%, 12/31/19	105	104
1.625%, 08/15/22	385	369
1.625%, 05/15/26	295	270

		1,493

Total U.S. Treasury Obligations (Cost $3,595)		3,627

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.3%
PNC Government Money Market Fund, Class I Shares 1.610%† (E)	61,771	62

Total Affiliated Money Market Fund (Cost $62)		62

TOTAL INVESTMENTS — 99.8% (Cost $19,816)*		19,625

Other Assets in Excess of Liabilities — 0.2%		36

TOTAL NET ASSETS — 100.0%		$19,661

*	Aggregate cost for Federal income tax purposes is (000) $19,899.

Gross unrealized appreciation (000)	$149
Gross unrealized depreciation (000)	(423)

Net unrealized depreciation (000)	$(274)

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)

Fixed to floating rate investment. Rate shown is the rate in effect as of period end. Security issued at a fixed coupon rate, which converts to a floating rate at a specified date. The table below details the date of the conversion and the floating rate as of that date.

Description	Fixed Rate	Conversion Date	Variable Rate

Bank of America (MTN)	3.499%	05/17/21	US0003M+0.630%

Citigroup	3.887%	01/10/27	US0003M+1.563%

Citigroup	2.876%	07/24/22	US0003M+0.950%

JPMorgan Chase	6.100%	10/01/24	US0003M+3.330%

JPMorgan Chase	3.882%	07/24/37	US0003M+1.360%

Westpac Banking	5.000%	09/21/27	USISDA05+2.888%

See Notes to Financial Statements.

P N C  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

(B)	Perpetual security with no stated maturity date.
(C)

Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at May 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(D)	Par and Value are less than $500.
(E)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $637 (000) and represents 3.2% of total net assets as of May 31, 2018.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$62	$–	$–	$62

Asset-Backed Securities	–	1,487	–	1,487

Commercial Mortgage-Backed Security	–	266	–	266

Corporate Bonds	–	9,169	–	9,169

Other Government and Agency Obligation	–	28	–	28

Municipal Bond	–	97	–	97

U.S. Government Agency Mortgage- Backed Obligations	–	4,889	–	4,889

U.S. Treasury Obligations	–	3,627	–	3,627

Total Assets - Investments in Securities	$62	$19,563	$–	$19,625

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  G o v e r n m e n t  M o r t g a g e   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 93.1%
Federal Home Loan Mortgage Corporation — 22.3%
9.000%, 09/01/20	$1	$1
8.000%, 03/01/22 (A)	–	–
7.000%, 05/01/31	9	9
6.000%, 10/01/32	65	72
5.500%, 03/01/28	47	50
4.000%, 09/01/40 to 01/01/41	524	540
3.500%, 07/01/42 to 08/01/46	688	691
3.000%, 03/01/43 to 07/01/46	1,970	1,919
2.500%, 08/01/31	403	393

		3,675

Federal National Mortgage Association — 55.0%
9.000%, 10/01/19 (A)	–	–
8.500%, 11/01/21 to 09/01/23	2	2
8.000%, 02/01/23 to 03/01/23	2	2
7.500%, 09/01/22 to 09/01/30	18	21
5.500%, 12/01/18 to 01/01/35	90	98
5.000%, 10/01/35	200	215
4.500%, 04/01/40 to 05/01/40	534	563
4.000%, 02/01/41 to 04/01/46	1,372	1,410
3.500%, 09/01/41 to 05/01/45	3,048	3,057
3.000%, 04/01/27 to 11/01/46	2,863	2,805
2.500%, 03/01/28 to 08/01/30	898	879

		9,052

Government National Mortgage Association — 15.8%
9.250%, 12/15/19 to 05/15/21	8	8
9.000%, 11/15/19 to 11/15/24	15	15
8.500%, 02/15/22 to 09/15/24	30	31
8.000%, 12/15/21 to 08/15/27	42	46
7.500%, 05/15/22 to 09/20/30	87	93
7.000%, 03/15/23 to 07/15/31	131	139
5.000%, 10/15/39	266	285
4.500%, 03/15/39	494	520
4.000%, 09/15/39 to 10/20/44	895	923
3.500%, 06/20/42 to 01/20/43	526	531

		2,591

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $15,687)		15,318

	Par (000)	Fair Value (000)
U.S. TREASURY OBLIGATION — 1.2%
U.S. Treasury Note — 1.2%
2.000%, 02/15/23	$205	$199

Total U.S. Treasury Obligation (Cost $205)		199
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.2%
Fannie Mae, Series 2012-145, Cl PD
1.500%, 11/25/32	76	72
Fannie Mae, Series 2013-2, Cl AB
2.000%, 02/25/43	305	289
Freddie Mac, Series 1273, Cl Z
7.500%, 05/15/22	9	10
Ginnie Mae, Series 2002-92, Cl PB
5.500%, 12/20/32	288	315

Total Collateralized Mortgage Obligations (Cost $707)		686

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.6%
PNC Government Money Market Fund, Class I Shares 1.610%† (B)	272,783	273

Total Affiliated Money Market Fund (Cost $273)		273

TOTAL INVESTMENTS — 100.1% (Cost $16,872)*		16,476

Liabilities in Excess of Other Assets — (0.1)%		(15)

TOTAL NET ASSETS — 100.0%		$16,461

*	Aggregate cost for Federal income tax purposes is (000) $16,872.

Gross unrealized appreciation (000)	$122
Gross unrealized depreciation (000)	(518)

Net unrealized depreciation (000)	$(396)

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	Par and Value are less than $500.
(B)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.

See Notes to Financial Statements.

P N C  G o v e r n m e n t  M o r t g a g e   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$273	$–	$–	$273

Collateralized Mortgage Obligations	–	686	–	686

U.S. Government Agency Mortgage- Backed Obligations	–	15,318	–	15,318

U.S. Treasury Obligation	–	199	–	199

Total Assets -Investments in Securities	$273	$16,203	$–	$16,476

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
ASSET-BACKED SECURITIES — 13.2%
Automotive — 4.7%
BMW Vehicle Owner Trust,
Series 2016-A, Cl A3
1.160%, 11/25/20	$367	$364
Ford Credit Auto Owner Trust,
Series 2017-C, Cl A4
2.160%, 03/15/23	555	542
GM Financial Consumer Automobile Receivables Trust,
Series 2018-1, Cl A3
2.320%, 07/18/22	570	563
Honda Auto Receivables Owner Trust,
Series 2016-3, Cl A4
1.330%, 11/18/22	1,000	982
Honda Auto Receivables Owner Trust,
Series 2017-1, Cl A4
2.050%, 06/21/23	760	748
Honda Auto Receivables Owner Trust,
Series 2017-2, Cl A3
1.680%, 08/16/21	985	971
Honda Auto Receivables Owner Trust,
Series 2017-4, Cl A4
2.210%, 03/21/24	1,230	1,210
Toyota Auto Receivables Owner Trust,
Series 2017-C, Cl A3
1.780%, 11/15/21	750	738
Toyota Auto Receivables Owner Trust,
Series 2017-D Cl A3
1.930%, 01/18/22	1,440	1,419

		7,537

Credit Cards — 8.2%
American Express Credit Account Master Trust,
Series 2017-1, Cl A
1.930%, 09/15/22	1,245	1,228
American Express Credit Account Master Trust,
Series 2017-3, Cl A
1.770%, 11/15/22	2,000	1,963
BA Credit Card Trust,
Series 2018-A1, Cl A1
2.700%, 07/17/23	1,810	1,799
Capital One Multi-Asset Execution Trust,
Series 2016-A3, Cl A3
1.340%, 04/15/22	2,000	1,973
Capital One Multi-Asset Execution Trust,
Series 2017-A6, Cl A6
2.290%, 07/15/25	2,600	2,518
Citibank Credit Card Issuance Trust,
Series 2016-A1, Cl A1
1.750%, 11/19/21	2,305	2,271
Discover Card Execution Note Trust,
Series 2016-A4, Cl A4
1.390%, 03/15/22	455	447
GE Capital Credit Card Master Note Trust,
Series 2012-2, Cl A
2.220%, 01/15/22	850	849
		13,048

	Par (000)	Fair Value (000)

Utilities — 0.3%
CenterPoint Energy Transition Bond LLC,
Series 2012-1, Cl A2
2.161%, 10/15/21	$430	$427

Total Asset-Backed Securities (Cost $21,350)		21,012

COMMERCIAL MORTGAGE-BACKED SECURITY — 1.1%
Freddie Mac Multifamily Structured Pass Through Certificates, Series K067, Cl A2 3.194%, 07/25/27	1,850	1,820

Total Commercial Mortgage-Backed Security (Cost $1,872)		1,820
CORPORATE BONDS — 46.8%
Automotive — 2.0%
American Honda Finance (MTN)
2.900%, 02/16/24	780	761
Ford Motor
6.500%, 08/01/18	10	10
4.346%, 12/08/26	444	439
General Motors Financial
4.350%, 01/17/27	505	495
PACCAR Financial (MTN)
2.625% (US0003M+0.600%), 12/06/18 (A)	800	802
Toyota Motor Credit (MTN)
1.700%, 01/09/19	740	737

		3,244

Cable — 0.5%
21st Century Fox America
6.900%, 03/01/19	733	755
CBS
3.375%, 03/01/22	10	10
Thomson Reuters
4.700%, 10/15/19	5	5
Time Warner
3.600%, 07/15/25	5	5

		775

Consumer Discretionary — 1.3%
Carnival
3.950%, 10/15/20	865	884
Netflix
4.875%, 04/15/28 144A	565	537
Toll Brothers Finance
4.350%, 02/15/28	720	649

		2,070

Consumer Staples — 1.5%
General Mills
3.150%, 12/15/21	687	681
Kroger
6.150%, 01/15/20	1,225	1,285
2.650%, 10/15/26	435	388
Tyson Foods
2.871% (US0003M+0.550%), 06/02/20 (A)	20	20
		2,374

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Energy — 4.7%
Andeavor
5.125%, 12/15/26	$485	$511
3.800%, 04/01/28	15	14
BP Capital Markets PLC
3.224%, 04/14/24	430	423
2.750%, 05/10/23	10	10
Chevron
2.895%, 03/03/24	825	808
Energy Transfer Partners LP
4.050%, 03/15/25	780	754
EQT
3.900%, 10/01/27	540	513
Exxon Mobil
3.080% (US0003M+0.780%), 03/01/19 (A)	455	458
HollyFrontier
5.875%, 04/01/26	340	366
Kinder Morgan Energy Partners LP
4.150%, 03/01/22	761	771
MPLX LP
4.875%, 06/01/25	500	517
Nexen Energy ULC
6.200%, 07/30/19	369	382
Petroleos Mexicanos
4.875%, 01/24/22	10	10
4.250%, 01/15/25	410	381
3.500%, 07/23/20	300	298
Phillips 66
3.900%, 03/15/28	645	640
Sunoco Logistics Partners Operations LP
4.400%, 04/01/21	5	5
Western Gas Partners LP
4.500%, 03/01/28	660	655

		7,516

Financials — 18.5%
American Express
3.000%, 10/30/24	1,000	963
Ameriprise Financial
5.300%, 03/15/20	985	1,022
Banco Santander SA
4.379%, 04/12/28	400	385
Bank of America
3.366%, 01/23/26 (B)	720	696
Bank of America (MTN)
4.200%, 08/26/24	1,040	1,049
3.499%, 05/17/22 (B)	475	476
Bank of Montreal
3.803%, 12/15/32 (B)	400	374
Bank of Montreal (MTN)
2.375%, 01/25/19	20	20
Bank of Nova Scotia
2.125%, 09/11/19	535	532
BB&T (MTN)
6.850%, 04/30/19	10	10
3.950%, 03/22/22	565	577
BBVA Bancomer SA
4.375%, 04/10/24 144A	660	649
BNP Paribas (MTN)
2.700%, 08/20/18	5	5

	Par (000)	Fair Value (000)

BNY Mellon (MTN)
2.800%, 05/04/26	$505	$474
Capital One Financial
3.300%, 10/30/24	735	702
2.500%, 05/12/20	25	25
Citigroup
4.450%, 09/29/27	15	15
3.887%, 01/10/28 (B)	260	253
2.700%, 10/27/22	2,070	1,996
Credit Agricole SA (MTN)
3.250%, 10/04/24 144A	375	355
Credit Suisse AG (GMTN)
5.400%, 01/14/20	903	934
GE Capital International Funding Unlimited Co.
3.373%, 11/15/25	583	560
Goldman Sachs Group
5.750%, 01/24/22	625	673
5.250%, 07/27/21	23	24
HSBC Bank USA NA
4.875%, 08/24/20	1,375	1,425
JPMorgan Chase
4.125%, 12/15/26	845	840
3.375%, 05/01/23	615	603
2.400%, 06/07/21	530	518
KeyBank NA
2.300%, 09/14/22	710	681
KeyCorp (MTN)
5.100%, 03/24/21	9	9
Lloyds Banking Group PLC
4.650%, 03/24/26	655	646
Mastercard
3.375%, 04/01/24	15	15
Morgan Stanley (GMTN)
4.000%, 07/23/25	565	567
2.500%, 04/21/21	1,265	1,238
Morgan Stanley (MTN)
4.100%, 05/22/23	435	441
MUFG Americas Holdings
3.500%, 06/18/22	570	570
2.250%, 02/10/20	332	327
National Rural Utilities Cooperative Finance
10.375%, 11/01/18	15	15
Regions Financial
2.750%, 08/14/22	755	731
Royal Bank of Canada
1.875%, 02/05/20	3,165	3,118
Royal Bank of Scotland Group PLC
6.125%, 12/15/22	750	793
Sumitomo Mitsui Financial Group
2.778%, 10/18/22	670	649
Toronto-Dominion Bank (GMTN)
2.125%, 07/02/19	1,260	1,254
UBS Group Funding Switzerland AG
3.491%, 05/23/23 144A	395	389
US Bancorp (MTN)
3.600%, 09/11/24	845	839
Wells Fargo (MTN)
4.100%, 06/03/26	620	610
Westpac Banking
2.650%, 01/25/21	450	445
		29,492

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Food, Beverage & Tobacco — 0.6%
Constellation Brands
3.875%, 11/15/19	$20	$20
Dr Pepper Snapple Group
3.130%, 12/15/23	385	370
2.550%, 09/15/26	535	467
Kraft Heinz Foods
3.500%, 06/06/22	15	15

		872

Healthcare — 0.8%
Amgen
2.650%, 05/11/22	540	523
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/23	5	5
2.400%, 09/23/21	10	10
Teva Pharmaceutical Finance III BV
2.800%, 07/21/23	930	796

		1,334

Industrials — 1.0%
CNH Industrial Capital LLC
4.375%, 04/05/22	700	711
Eaton
6.950%, 03/20/19	10	10
Northrop Grumman
5.050%, 08/01/19	5	5
Packaging Corporation of America
3.400%, 12/15/27	460	437
United Rentals North America
4.875%, 01/15/28	515	484

		1,647

Insurance — 1.0%
American International Group
2.300%, 07/16/19	25	25
AXA Equitable Holdings
4.350%, 04/20/28 144A	780	763
Chubb INA Holdings
5.900%, 06/15/19	10	10
Principal Financial Group
3.125%, 05/15/23	10	10
Prudential Financial (MTN)
4.500%, 11/16/21	5	5
XLIT
2.300%, 12/15/18	805	803

		1,616

Materials — 2.3%
ArcelorMittal
6.500%, 02/25/22	615	658
Caterpillar Financial Services (MTN)
7.050%, 10/01/18	5	5
EI du Pont de Nemours
2.200%, 05/01/20	835	825
Huntsman International LLC
4.875%, 11/15/20	350	358
Monsanto
2.125%, 07/15/19	1,272	1,262
Sherwin-Williams
2.750%, 06/01/22	10	10

	Par (000)	Fair Value (000)

Yamana Gold
4.950%, 07/15/24	$621	$626

		3,744

Real Estate — 2.5%
American Campus Communities Operating Partnership LP
3.350%, 10/01/20	110	110
American Campus Communities Operating Partnership LP
3.750%, 04/15/23	945	946
AvalonBay Communities (GMTN)
3.625%, 10/01/20	20	20
Host Hotels & Resorts LP
3.750%, 10/15/23	440	433
Kimco Realty
6.875%, 10/01/19	965	1,012
3.300%, 02/01/25	15	14
Spirit Realty LP
4.450%, 09/15/26	628	602
VEREIT Operating Partnership LP
3.950%, 08/15/27	910	845

		3,982

Retail — 2.5%
Alibaba Group Holding
3.600%, 11/28/24#	880	870
CVS Health
3.500%, 07/20/22	565	563
Lowe’s
2.491% (US0003M+0.420%), 09/10/19 (A)	1,245	1,250
Penske Automotive Group
5.375%, 12/01/24	680	670
Wal-Mart Stores
2.350%, 12/15/22	625	607

		3,960

Technology — 1.9%
Activision Blizzard
2.600%, 06/15/22	20	19
Amphenol
3.200%, 04/01/24	525	509
Apple
3.000%, 02/09/24	20	20
3.000%, 06/20/27	15	14
Intel
2.875%, 05/11/24	20	19
KLA-Tencor
4.125%, 11/01/21	920	941
Oracle
2.400%, 09/15/23	10	10
QUALCOMM
2.900%, 05/20/24	620	586
Xilinx
3.000%, 03/15/21	605	603
2.950%, 06/01/24	240	229

		2,950

Telecommunications — 1.6%
AT&T
4.600%, 02/15/21	1,640	1,690

See Notes to Financial Statements.

P N C   I n t e r m e d i a t e   B o n d   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Telecommunications — continued
Telefonica Emisiones SAU
5.134%, 04/27/20	$5	$5
T-Mobile USA
4.500%, 02/01/26	455	428
Verizon Communications
3.125%, 03/16/22	440	435

		2,558

Transportation — 0.0%
Burlington Northern Santa Fe LLC
3.400%, 09/01/24	10	10
Canadian Pacific Railway
7.250%, 05/15/19	10	10

		20

Utilities — 4.1%
Atmos Energy
8.500%, 03/15/19	5	5
Berkshire Hathaway Energy
3.500%, 02/01/25	584	581
3.250%, 04/15/28	440	421
Duke Energy Progress LLC
5.300%, 01/15/19	5	5
NextEra Energy Capital Holdings
3.625%, 06/15/23	5	5
2.300%, 04/01/19	1,165	1,161
NSTAR Electric
3.200%, 05/15/27	10	10
Sempra Energy
2.875%, 10/01/22	1,162	1,136
Sierra Pacific Power
2.600%, 05/01/26	770	712
Southern
2.750%, 06/15/20	1,425	1,416
Virginia Electric & Power
3.150%, 01/15/26	15	15
Xcel Energy
4.700%, 05/15/20	1,031	1,056

		6,523

Total Corporate Bonds (Cost $76,213)		74,677

OTHER GOVERNMENT AND AGENCY OBLIGATIONS — 2.3%
Canada — 0.8%
CPPIB Capital
1.250%, 09/20/19 144A	1,225	1,204

Germany — 0.6%
Kreditanstalt fuer Wiederaufbau
2.375%, 12/29/22	1,055	1,032

Supranational — 0.9%
European Investment Bank
2.375%, 06/15/22#	535	525

	Par (000)	Fair Value (000)

International Bank for Reconstruction &
Development (GMTN)
1.375%, 09/20/21	$1,000	$957

		1,482

Total Other Government and Agency Obligations (Cost $3,806)		3,718

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.6%
Federal Home Loan Mortgage Corporation — 1.0%
3.000%, 10/01/31	1,569	1,561

Federal National Mortgage Association — 6.6%
4.000%, 12/01/45	1,539	1,573
3.000%, 02/01/27	32	32
3.000%, 07/01/30	1,579	1,576
3.000%, 01/01/31	1,611	1,603
3.000%, 09/01/31	1,671	1,663
2.500%, 10/01/31	2,450	2,388
2.500%, 11/01/31	1,822	1,775

		10,610

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $12,612)		12,171

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
Federal National Mortgage Association — 0.2%
1.875%, 09/24/26	280	256
0.000%, 10/09/19	25	24

		280

Total U.S. Government Agency Obligations (Cost $303)		280

U.S. TREASURY OBLIGATIONS — 27.9%
U.S. Treasury Inflation-Indexed Bonds — 3.0%
0.125%, 01/15/22	3,523	3,466
0.125%, 07/15/24	1,345	1,307

		4,773

U.S. Treasury Notes — 24.9%
2.500%, 08/15/23	8,605	8,519
2.500%, 05/15/24	2,050	2,021
2.375%, 08/15/24	3,120	3,050
2.375%, 05/15/27	1,295	1,246
2.250%, 11/15/25	4,940	4,752
2.125%, 09/30/21	1,270	1,251
2.000%, 02/28/21	9,605	9,470
1.625%, 08/15/22	8,505	8,157
1.625%, 05/15/26	1,520	1,389

		39,855

Total U.S. Treasury Obligations (Cost $45,189)		44,628

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
AFFILIATED MONEY MARKET FUND — 0.2%
PNC Government Money Market Fund, Class I Shares 1.610%† (C)	293,899	$294

Total Affiliated Money Market Fund (Cost $294)		294

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 99.3% (Cost $161,639)		158,600

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.7%
Affiliated Money Market Fund — 0.6%
PNC Government Money Market Fund, Class I Shares 1.610%† (C)	880,038	880

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 1.661% (C)	210,454	210

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $1,090)‡		1,090

TOTAL INVESTMENTS — 100.0% (Cost $162,729)*		159,690

Other Assets in Excess of Liabilities — 0.0%		20

TOTAL NET ASSETS — 100.0%		$159,710

*	Aggregate cost for Federal income tax purposes is (000) $163,011.

Gross unrealized appreciation (000)	$147
Gross unrealized depreciation (000)	(3,468)

Net unrealized depreciation (000)	$(3,321)

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $1,068 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)

Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at May 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(B)

Fixed to floating rate investment. Rate shown is the rate in effect as of period end. Security issued at a fixed coupon rate, which converts to a floating rate at a specified date. The table below details the date of the conversion and the floating rate as of that date.

Description	Fixed Rate	Conversion Date	Variable Rate

Bank of America	3.366%	01/23/25	US0003M+0.810%

Bank of America (MTN)	3.499%	05/17/21	US0003M+0.630%

Bank of Montreal	3.803%	12/15/27	USSW5+1.432%

Citigroup	3.887%	01/10/27	US0003M+1.563%

(C)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $3,897 (000) and represents 2.4% of total net assets as of May 31, 2018.

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$294	$–	$–	$294

Asset-Backed Securities	–	21,012	–	21,012

Commercial Mortgage-Backed Security	–	1,820	–	1,820

Corporate Bonds	–	74,677	–	74,677

Other Government and Agency Obligations	–	3,718	–	3,718

Short-Term Investments Purchased With Collateral From Securities Loaned	1,090	–	–	1,090

U.S. Government Agency Mortgage- Backed Obligations	–	12,171	–	12,171

U.S. Government Agency Obligations	–	280	–	280

U.S. Treasury Obligations	–	44,628	–	44,628

Total Assets - Investments in Securities	$1,384	$158,306	$–	$159,690

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2018, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$1,090	$–	$1,090

Total Liabilities - Collateral Received for Loaned Securities	$–	$1,090	$–	$1,090

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
ASSET-BACKED SECURITIES — 26.1%
Automotive — 16.4%
BMW Vehicle Owner Trust,
Series 2016-A, Cl A3
1.160%, 11/25/20	$945	$937
BMW Vehicle Owner Trust,
Series 2018-A, Cl A3
2.350%, 04/25/22	2,800	2,777
Fifth Third Auto Trust,
Series 2017-1, Cl A3
1.800%, 02/15/22	1,079	1,064
Ford Credit Auto Owner Trust,
Series 2017-B, Cl A3
1.690%, 11/15/21	2,445	2,405
Ford Credit Auto Owner Trust,
Series 2018-A, Cl A3
3.030%, 11/15/22	1,960	1,960
GM Financial Consumer Automobile
Receivables Trust,
Series 2018-1, Cl A3
2.320%, 07/18/22	1,020	1,008
Honda Auto Receivables Owner Trust,
Series 2017-1, Cl A3
1.720%, 07/21/21	2,315	2,292
Honda Auto Receivables Owner Trust,
Series 2018-2, Cl A3
3.010%, 05/18/22	785	785
Huntington Auto Trust,
Series 2016-1, Cl A4
1.930%, 04/15/22	2,150	2,120
Hyundai Auto Receivables Trust,
Series 2015-A, Cl A4
1.370%, 07/15/20	1,495	1,491
Hyundai Auto Receivables Trust,
Series 2018-A, Cl A3
2.790%, 07/15/22	800	799
Mercedes-Benz Auto Receivables Trust,
Series 2016-1, Cl A3
1.260%, 02/16/21	1,839	1,822
Nissan Auto Receivables Owner Trust,
Series 2017-A, Cl A3
1.740%, 08/16/21	2,040	2,014
Nissan Auto Receivables Owner Trust,
Series 2017-B, Cl A3
1.750%, 10/15/21	2,455	2,418
Toyota Auto Receivables Owner Trust,
Series 2017-A, Cl A4
2.100%, 09/15/22	2,170	2,138
Toyota Auto Receivables,
Series 2016-C, Cl A3
1.140%, 08/17/20	2,053	2,035

		28,065

Credit Cards — 8.4%
American Express Credit Account Master Trust,
Series 2017-1, Cl A
1.930%, 09/15/22	2,440	2,407
BA Credit Card Trust,
Series 2018-A1, Cl A1
2.700%, 07/17/23	2,475	2,459

	Par (000)	Fair Value (000)

Capital One Multi-Asset Execution Trust,
Series 2017-A1, Cl A1
2.000%, 01/17/23	$2,260	$2,230
Chase Issuance Trust,
Series 2016-A4, Cl A4
1.490%, 07/15/22	2,420	2,356
Citibank Credit Card Issuance Trust,
Series 2017-A8, Cl A8
1.860%, 08/08/22	2,255	2,205
Discover Card Execution Note Trust,
Series 2016-A4, Cl A4
1.390%, 03/15/22	2,650	2,605

		14,262

Equipment — 1.3%
CNH Equipment Trust,
Series 2017-C, Cl A3
2.080%, 02/15/23	855	841
John Deere Owner Trust,
Series 2017-A, Cl A3
1.780%, 04/15/21	645	639
John Deere Owner Trust,
Series 2018-A, Cl A3
2.660%, 04/18/22	750	747

		2,227

Total Asset-Backed Securities (Cost $45,059)		44,554

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.4%
Fannie Mae, Series 2003-86, Cl PY
4.500%, 09/25/18	27	26
Fannie Mae, Series 2003-97, Cl DG
5.000%, 10/25/18	19	19
Fannie Mae, Series 2014-33, Cl AH
3.000%, 06/25/29	1,316	1,317
Fannie Mae, Series 2014-91, Cl PB
3.000%, 02/25/38	1,671	1,675
Freddie Mac Series 3945 A, Cl A
3.000%, 03/15/26	1,712	1,717
Freddie Mac, Series 2828, Cl JE
4.500%, 07/15/19	117	117
Freddie Mac, Series 3535, Cl CA
4.000%, 05/15/24	6	6
Freddie Mac, Series 3693, Cl BD
3.000%, 07/15/25	1,416	1,418
Freddie Mac, Series 3741, Cl PA
2.150%, 02/15/35	358	358
Freddie Mac, Series 4537, Cl HA
3.500%, 09/15/41	2,501	2,535
Ginnie Mae, Series 1998-GN1, Cl A
7.110%, 08/25/27 (A)	–	–

Total Collateralized Mortgage Obligations (Cost $9,402)		9,188

See Notes to Financial Statements.

P N C  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
CORPORATE BONDS — 39.0%
Automotive — 1.2%
Ford Motor Credit LLC
2.425%, 06/12/20	$1,230	$1,210
General Motors Financial
3.200%, 07/13/20	850	849

		2,059

Cable — 1.4%
21st Century Fox America
6.900%, 03/01/19	1,200	1,237
4.500%, 02/15/21	211	218
Charter Communications Operating LLC
3.579%, 07/23/20	1,000	1,002

		2,457

Consumer Discretionary — 0.6%
Carnival
3.950%, 10/15/20	510	521
Royal Caribbean Cruises
2.650%, 11/28/20	530	522

		1,043

Energy — 2.3%
BP Capital Markets PLC
4.742%, 03/11/21	1,020	1,068
2.315%, 02/13/20	260	258
Enterprise Products Operating LLC
2.800%, 02/15/21	865	857
EQT
2.500%, 10/01/20	475	465
Valero Energy
6.125%, 02/01/20	1,283	1,345

		3,993

Financials — 21.2%
ABN AMRO Bank NV (MTN)
2.650%, 01/19/21 144A	850	837
AerCap Ireland Capital DAC
4.250%, 07/01/20	800	813
American Express
3.375%, 05/17/21	1,515	1,517
Bank of America
2.738%, 01/23/22 (B)	2,135	2,106
Bank of Montreal (MTN)
2.100%, 06/15/20	860	845
1.500%, 07/18/19	420	415
Bank of Nova Scotia
2.500%, 01/08/21	1,280	1,261
BNP Paribas SA (MTN)
2.450%, 03/17/19	839	838
2.400%, 12/12/18	115	115
Capital One Financial
2.500%, 05/12/20	1,705	1,683
Citigroup
2.450%, 01/10/20	2,130	2,110
Citizens Bank NA
2.200%, 05/26/20	1,800	1,765
Commonwealth Bank of Australia (GMTN)
2.050%, 03/15/19	1,635	1,628
Cooperatieve Rabobank UA (MTN)
2.250%, 01/14/20	1,085	1,072

	Par (000)	Fair Value (000)

Credit Suisse AG (GMTN)
5.400%, 01/14/20	$962	$995
GE Capital International Funding Unlimited Co.
2.342%, 11/15/20	1,667	1,631
Goldman Sachs Group
2.300%, 12/13/19	1,700	1,685
HSBC Holdings PLC
5.100%, 04/05/21	1,560	1,634
John Deere Capital (MTN)
2.350%, 01/08/21	645	636
JPMorgan Chase
2.250%, 01/23/20	2,150	2,126
Lloyds Bank PLC
3.300%, 05/07/21	1,000	999
Morgan Stanley (GMTN)
2.500%, 04/21/21	1,705	1,668
National Australia Bank
2.500%, 01/12/21	825	810
Royal Bank of Canada
2.100%, 10/14/20	1,700	1,668
Toronto-Dominion Bank (GMTN)
2.550%, 01/25/21	955	944
UBS AG
2.450%, 12/01/20 144A	2,355	2,310
Westpac Banking
2.150%, 03/06/20	2,130	2,100

		36,211

Food, Beverage & Tobacco — 0.7%
Kroger
2.600%, 02/01/21	955	939
Maple Escrow Subsidiary
3.551%, 05/25/21 144A	255	256

		1,195

Healthcare — 1.3%
Cardinal Health
1.950%, 06/15/18	1,300	1,300
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	475	468
Teva Pharmaceutical Finance III BV
2.200%, 07/21/21	500	459

		2,227

Industrials — 0.6%
Ryder System (MTN)
2.550%, 06/01/19	955	951

Insurance — 0.6%
XLIT
2.300%, 12/15/18	1,040	1,038

Materials — 0.9%
EI du Pont de Nemours
2.200%, 05/01/20	475	470
Monsanto
2.125%, 07/15/19	1,035	1,027

		1,497

Real Estate — 0.6%
VEREIT Operating Partnership LP
4.125%, 06/01/21	1,031	1,047

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Retail — 0.6%
CVS Health
3.350%, 03/09/21	$955	$957

Technology — 2.9%
Amphenol
2.550%, 01/30/19	900	900
2.200%, 04/01/20	60	59
IBM Credit LLC
2.650%, 02/05/21	2,130	2,113
KLA-Tencor
3.375%, 11/01/19	1,113	1,119
Xilinx
2.125%, 03/15/19	842	839

		5,030

Telecommunications — 1.6%
AT&T
2.450%, 06/30/20	1,700	1,679
Verizon Communications
3.450%, 03/15/21	955	964

		2,643

Utilities — 2.5%
Duke Energy
5.050%, 09/15/19	717	735
NextEra Energy Capital Holdings
2.300%, 04/01/19	1,070	1,066
Sempra Energy
2.400%, 03/15/20	1,280	1,265
Southern Power
1.950%, 12/15/19	1,285	1,265

		4,331

Total Corporate Bonds (Cost $67,542)		66,679

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.8%
Federal Home Loan Mortgage Corporation — 2.6%
6.000%, 05/01/21	7	7
5.500%, 03/01/22	68	70
5.500%, 04/01/22	84	87
4.500%, 02/01/19	13	14
4.500%, 05/01/19	65	65
3.547%, 03/01/36 (US0012M+1.794%) (C)	145	152
3.000%, 11/01/28	1,718	1,720
2.500%, 10/01/27	2,307	2,262

		4,377

Federal National Mortgage Association — 5.2%
5.500%, 11/01/18	2	2
5.000%, 06/01/18 (A)	–	–
5.000%, 12/01/21	5	5
4.500%, 06/01/21	17	17
4.000%, 08/01/21	98	100
3.500%, 07/01/25	1,147	1,163
3.500%, 11/01/31	1,994	2,023
3.472%, 09/01/36 (H15T1Y+2.132%) (C)	244	256
3.427%, 01/01/36 (US0012M+1.569%) (C)	156	163
3.000%, 09/01/30	2,141	2,142
2.500%, 01/01/27	1,626	1,604

	Par (000)	Fair Value (000)

2.000%, 07/01/23	$1,450	$ 1,426

		8,901

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $13,533)		13,278

U.S. TREASURY OBLIGATIONS — 19.5%
U.S. Treasury Notes — 19.5%
2.250%, 04/30/21	1,720	1,706
2.125%, 01/31/21	4,235	4,191
1.750%, 10/31/20	4,855	4,770
1.625%, 12/31/19	385	380
1.625%, 07/31/20	4,055	3,984
1.500%, 07/15/20	6,435	6,309
1.250%, 10/31/19	7,375	7,262
1.125%, 03/31/20	2,145	2,096
1.000%, 09/30/19	2,605	2,559

Total U.S. Treasury Obligations (Cost $33,553)		33,257

	Number of Shares

AFFILIATED MONEY MARKET FUND — 1.9%
PNC Government Money Market Fund, Class I Shares 1.610%† (D)	3,261,873	3,262

Total Affiliated Money Market Fund (Cost $3,262)		3,262

TOTAL INVESTMENTS — 99.7% (Cost $172,351)*		170,218
Other Assets in Excess of Liabilities — 0.3%		562
TOTAL NET ASSETS — 100.0%		$170,780

*	Aggregate cost for Federal income tax purposes is (000) $172,359.

Gross unrealized appreciation (000)	$62
Gross unrealized depreciation (000)	(2,203)

Net unrealized depreciation (000)	$(2,141)

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	Par and Value are less than $500.
(B)

Fixed to floating rate investment. Rate shown is the rate in effect as of period end. Security issued at a fixed coupon rate, which converts to a floating rate at a specified date. The table below details the date of the conversion and the floating rate as of that date.

	Fixed	Conversion	Variable
Description	Rate	Date	Rate

Bank of America	2.738%	01/23/21	US0003M+0.370%

See Notes to Financial Statements.

P N C  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

(C)

Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at May 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(D)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $3,403 (000) and represents 2.0% of total net assets as of May 31, 2018.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$3,262	$–	$–	$3,262

Asset-Backed Securities	–	44,554	–	44,554

Collateralized Mortgage Obligations	–	9,188	–	9,188

Corporate Bonds	–	66,679	–	66,679

U.S. Government Agency Mortgage- Backed Obligations	–	13,278	–	13,278

U.S. Treasury Obligations	–	33,257	–	33,257

Total Assets - Investments in Securities	$3,262	$166,956	$–	$170,218

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
ASSET-BACKED SECURITIES — 6.9%
Automotive — 3.4%
BMW Vehicle Owner Trust,
Series 2018-A, Cl A4
2.510%, 06/25/24	$335	$331
Fifth Third Auto Trust,
Series 2015-1, Cl A3
1.420%, 03/16/20	209	208
Fifth Third Auto Trust,
Series 2017-1, Cl A3
1.800%, 02/15/22	495	488
Ford Credit Auto Lease Trust,
Series 2017-B, Cl A2A
1.800%, 06/15/20	490	488
Ford Credit Auto Owner Trust,
Series 2016-A, Cl A3
1.390%, 07/15/20	105	104
Ford Credit Auto Owner Trust,
Series 2017-C, Cl A4
2.160%, 03/15/23	310	303
GM Financial Consumer Automobile
Receivables Trust,
Series 2018-1, Cl A3
2.320%, 07/18/22	390	386
Honda Auto Receivables Owner Trust,
Series 2016-3, Cl A4
1.330%, 11/18/22	535	525
Hyundai Auto Receivables Trust,
Series 2017-A, Cl A3
1.760%, 08/16/21	1,005	992
Nissan Auto Receivables Owner Trust,
Series 2017-B, Cl A3
1.750%, 10/15/21	500	492
Nissan Auto Receivables Owner Trust,
Series 2017-C, Cl A3
2.120%, 04/18/22	590	583
Toyota Auto Receivables Owner Trust,
Series 2017-D, Cl A4
2.120%, 02/15/23	350	344

		5,244

Credit Cards — 3.1%
American Express Credit Account Master Trust,
Series 2017-1, Cl A
1.930%, 09/15/22	1,075	1,060
American Express Credit Account Master Trust,
Series 2017-6, Cl A
2.040%, 05/15/23	740	726
BA Credit Card Trust,
Series 2017-A1, Cl A1
1.950%, 08/15/22	590	581
Capital One Multi-Asset Execution Trust,
Series 2017-A4, Cl A4
1.990%, 07/17/23	910	893
Citibank Credit Card Issuance Trust,
Series 2017-A9, Cl A9
1.800%, 09/20/21	1,640	1,621

		4,881

	Par (000)	Fair Value (000)

Utilities — 0.4%
Atlantic City Electric Transition Funding LLC,
Series 2002-1, Cl A4
5.550%, 10/20/23	$540	$566

Total Asset-Backed Securities (Cost $10,809)		10,691

COLLATERALIZED MORTGAGE OBLIGATION — 0.3%
Freddie Mac, Series 4231, Cl AD
2.500%, 12/15/26	452	444

Total Collateralized Mortgage Obligation (Cost $452)		444

COMMERCIAL MORTGAGE-BACKED SECURITY — 1.0%
Freddie Mac Multifamily Structured Pass Through
Certificates, Series K067, Cl A2
3.194%, 07/25/27	1,635	1,609

Total Commercial Mortgage-Backed Security (Cost $1,674)		1,609

CORPORATE BONDS — 40.8%
Automotive — 0.7%
General Motors
6.600%, 04/01/36	175	194
5.150%, 04/01/38	160	155
General Motors Financial
3.250%, 01/05/23	530	516
Goodyear Tire & Rubber
4.875%, 03/15/27	250	232

		1,097

Cable — 2.2%
21st Century Fox America
6.900%, 03/01/19	1,003	1,034
Belo
7.750%, 06/01/27	435	472
CBS
4.600%, 01/15/45	340	317
Charter Communications Operating LLC
6.384%, 10/23/35	675	716
CSC Holdings LLC
8.625%, 02/15/19	200	207
NBCUniversal Media LLC
4.375%, 04/01/21	375	387
Time Warner Cable LLC
4.500%, 09/15/42	180	151
Time Warner Entertainment LP
8.375%, 03/15/23	135	159

		3,443

Consumer Discretionary — 0.7%
Cedar Fair LP
5.375%, 04/15/27 144A	140	139
Hilton Worldwide Finance LLC
4.625%, 04/01/25	175	169
Netflix
4.875%, 04/15/28 144A	510	485

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Consumer Discretionary — continued
Royal Caribbean Cruises
3.700%, 03/15/28	$395	$370

		1,163

Consumer Services — 0.3%
Graham Holdings
7.250%, 02/01/19	382	393

Consumer Staples — 0.7%
Kroger
6.150%, 01/15/20	860	902
4.450%, 02/01/47	210	192

		1,094

Energy — 4.7%
Andeavor
5.375%, 10/01/22	475	486
4.500%, 04/01/48	415	386
Boardwalk Pipelines LP
5.950%, 06/01/26	95	103
3.375%, 02/01/23	625	605
BP Capital Markets PLC
3.224%, 04/14/24	825	812
Burlington Resources Finance
7.200%, 08/15/31	375	492
ConocoPhillips
6.500%, 02/01/39	5	6
Energy Transfer Partners LP
6.125%, 12/15/45	250	253
4.050%, 03/15/25	425	411
Enterprise Products Operating LLC
2.850%, 04/15/21	430	426
EQT
3.900%, 10/01/27	265	252
HollyFrontier
5.875%, 04/01/26	570	613
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	465	551
MPLX LP
4.500%, 04/15/38	270	256
NuStar Logistics LP
5.625%, 04/28/27	140	133
Petroleos Mexicanos
6.000%, 03/05/20	230	238
4.250%, 01/15/25	165	153
Phillips 66
4.650%, 11/15/34	465	485
TransCanada PipeLines
4.750%, 05/15/38	200	203
Valero Energy
3.400%, 09/15/26	430	412

		7,276

Financials — 13.5%
American Express
3.000%, 10/30/24	305	294
Bank of America
6.250%, (A) (B)	445	463
Bank of America (MTN)
4.450%, 03/03/26	615	620

	Par (000)	Fair Value (000)

4.200%, 08/26/24	$1,000	$1,008
3.499%, 05/17/22 (A)	385	386
Bank of Nova Scotia
2.125%, 09/11/19	30	30
BBVA Bancomer SA
4.375%, 04/10/24 144A	500	492
BNY Mellon (MTN)
2.800%, 05/04/26	380	357
2.600%, 08/17/20	485	481
Capital One Financial
3.300%, 10/30/24	170	162
Capital One NA
2.400%, 09/05/19	655	650
Citigroup
6.250%, (A) (B)	340	350
4.450%, 09/29/27	1,050	1,038
2.876%, 07/24/23 (A)	960	928
Credit Agricole SA (MTN)
3.250%, 10/04/24 144A	375	355
Credit Suisse AG (GMTN)
5.400%, 01/14/20	600	621
Goldman Sachs Group
5.750%, 01/24/22	440	473
3.200%, 02/23/23	785	768
2.350%, 11/15/21	515	497
HSBC Bank USA NA
4.875%, 08/24/20	675	700
HSBC Holdings PLC
6.375%,# (A) (B)	500	501
John Deere Capital (MTN)
2.150%, 09/08/22	510	488
JPMorgan Chase
5.829% (US0003M+3.470%), (B) (C)	405	408
4.625%, (A) (B)	410	378
3.882%, 07/24/38 (A)	730	680
2.400%, 06/07/21	805	787
Lloyds Banking Group PLC
4.650%, 03/24/26	940	928
Morgan Stanley (GMTN)
4.000%, 07/23/25	710	713
2.500%, 04/21/21	745	729
Morgan Stanley (MTN)
4.100%, 05/22/23	425	431
2.625%, 11/17/21	425	415
Royal Bank of Canada
2.100%, 10/14/20	1,375	1,349
Royal Bank of Scotland Group PLC
6.000%, 12/19/23	160	170
5.125%, 05/28/24	650	660
Santander UK Group Holdings PLC (GMTN)
3.125%, 01/08/21	10	10
Sumitomo Mitsui Financial Group
3.102%, 01/17/23	25	24
Toronto-Dominion Bank (GMTN)
2.125%, 07/02/19	15	15
Visa
4.150%, 12/14/35	385	402
Wells Fargo
5.895% (US0003M+3.770%), (B) (C)	125	126
3.069%, 01/24/23	195	190

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Financials — continued
Wells Fargo (MTN)
4.100%, 06/03/26	$250	$246
Westpac Banking
5.000%, (A) (B)	240	210
2.250%, 07/30/18	465	465

		20,998

Food, Beverage & Tobacco — 2.1%
Anheuser-Busch InBev Finance
4.700%, 02/01/36	920	944
Constellation Brands
3.875%, 11/15/19	815	825
Kraft Heinz Foods
5.200%, 07/15/45	255	255
5.000%, 06/04/42	190	184
Maple Escrow Subsidiary
4.417%, 05/25/25 144A	1,000	1,009

		3,217

Healthcare — 2.2%
Allergan Funding SCS
3.450%, 03/15/22	405	400
Amgen
4.400%, 05/01/45	435	423
2.650%, 05/11/22	280	271
Gilead Sciences
1.850%, 09/20/19	335	331
HCA
5.875%, 03/15/22	315	331
Johnson & Johnson
3.550%, 03/01/36	670	655
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	495	488
Teva Pharmaceutical Finance III BV
3.150%, 10/01/26	385	311
2.800%, 07/21/23	265	227

		3,437

Industrials — 3.2%
Cintas No. 2
4.300%, 06/01/21	589	608
CNH Industrial Capital LLC
4.375%, 04/05/22	645	655
General Electric
4.125%, 10/09/42	275	251
KLX
5.875%, 12/01/22 144A	425	444
Owens-Brockway Glass Container
6.375%, 08/15/25 144A	225	232
PulteGroup
7.875%, 06/15/32	373	429
Siemens Financieringsmaatschappij NV
3.125%, 03/16/24 144A	600	588
Spirit AeroSystems
4.600%, 06/15/28	385	388
Toll Brothers Finance
4.350%, 02/15/28	500	451
United Continental Holdings
4.250%, 10/01/22	470	453

	Par (000)	Fair Value (000)

United Rentals North America
4.875%, 01/15/28	$475	$446

		4,945

Information Technology — 0.2%
VeriSign
4.625%, 05/01/23	375	378

Insurance — 1.3%
AXA Equitable Holdings
5.000%, 04/20/48 144A	390	372
4.350%, 04/20/28 144A	230	225
Berkshire Hathaway Finance
4.250%, 01/15/21	20	21
MetLife
6.400%, 12/15/36	365	393
Prudential Financial (MTN)
4.500%, 11/16/21	10	10
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 144A	335	360
XLIT
4.450%, 03/31/25	610	607

		1,988

Materials — 1.6%
ArcelorMittal
6.500%, 02/25/22	560	599
Caterpillar Financial Services (MTN)
2.100%, 01/10/20	480	475
Huntsman International LLC
4.875%, 11/15/20	313	320
Sherwin-Williams
2.750%, 06/01/22	530	516
Yamana Gold
4.950%, 07/15/24	610	615

		2,525

Real Estate — 0.9%
American Campus Communities Operating
Partnership LP
4.125%, 07/01/24	420	421
Spirit Realty LP
4.450%, 09/15/26	605	580
VEREIT Operating Partnership LP
3.950%, 08/15/27	425	394

		1,395

Retail — 1.5%
Booking Holdings
2.750%, 03/15/23	165	159
CVS Health
4.300%, 03/25/28	155	154
3.500%, 07/20/22	555	552
Hanesbrands
4.625%, 05/15/24 144A	225	220
Penske Automotive Group
5.375%, 12/01/24	405	399
Walmart
5.625%, 04/01/40	330	410

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Retail — continued
Wolverine World Wide
5.000%, 09/01/26 144A	$475	$450

		2,344

Technology — 1.7%
Activision Blizzard
2.600%, 06/15/22	10	10
Amphenol
4.000%, 02/01/22	5	5
2.550%, 01/30/19	555	555
Apple
3.850%, 05/04/43	615	594
KLA-Tencor
4.125%, 11/01/21	735	751
Microsoft
3.450%, 08/08/36	545	523
Texas Instruments
4.150%, 05/15/48	155	161

		2,599

Telecommunications — 1.7%
AT&T
5.700%, 03/01/57	380	393
5.250%, 03/01/37	270	274
4.750%, 05/15/46	390	359
Nokia OYJ
3.375%, 06/12/22	205	200
T-Mobile USA
4.500%, 02/01/26	395	371
Verizon Communications
5.250%, 03/16/37	980	1,018

		2,615

Transportation — 0.8%
Ashtead Capital
4.125%, 08/15/25 144A	300	282
ERAC USA Finance LLC
5.625%, 03/15/42 144A	500	554
FedEx
3.900%, 02/01/35	515	488

		1,324

Utilities — 0.8%
Alabama Power
2.450%, 03/30/22	510	496
American Electric Power
2.150%, 11/13/20	405	396
Berkshire Hathaway Energy
3.800%, 07/15/48	420	394
MidAmerican Energy
3.650%, 08/01/48	10	10
Public Service Company of Colorado
3.800%, 06/15/47	10	10

		1,306

Total Corporate Bonds (Cost $64,497)		63,537

	Par (000)	Fair Value (000)
OTHER GOVERNMENT AND AGENCY OBLIGATION — 0.2%
Mexico — 0.2%
Mexico Government International Bond (GMTN)
4.750%, 03/08/44	$275	$254

Total Other Government and Agency Obligation (Cost $247)		254

MUNICIPAL BOND — 0.4%
Texas — 0.4%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	620	712

Total Municipal Bond (Cost $670)		712

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 23.9%
Federal Home Loan Mortgage Corporation — 3.1%
8.000%, 10/01/29	1	1
7.500%, 09/01/30 (D)	–	–
6.000%, 12/01/35	337	377
5.500%, 09/01/37	33	36
5.500%, 01/01/38	1	1
4.500%, 09/01/26	21	22
4.500%, 03/01/40	285	300
4.500%, 06/01/41	438	462
4.000%, 10/01/43	1,156	1,189
3.606% (US0012M+1.816%), 01/01/36 (C)	3	3
3.547% (US0012M+1.794%), 03/01/36 (C)	168	176
3.500%, 08/01/29	16	16
3.500%, 06/01/42	659	662
3.427% (US0012M+1.676%), 12/01/36 (C)	3	4
3.000%, 06/01/28	16	16
3.000%, 04/01/32	1,588	1,580

		4,845

Federal National Mortgage Association — 19.6%
8.000%, 08/01/27	6	6
8.000%, 09/01/27	1	1
7.500%, 08/01/26	1	1
7.500%, 10/01/27	4	4
7.500%, 04/01/31	2	2
7.500%, 08/01/31	3	3
7.000%, 04/01/27	1	1
7.000%, 11/01/27	3	4
7.000%, 08/01/32	1	1
6.000%, 06/01/36	7	7
5.500%, 04/01/34	157	171
5.500%, 06/01/34	7	8
5.500%, 03/01/36	10	11
5.500%, 07/01/37	5	6
5.500%, 05/01/38	10	11
5.000%, 07/01/33	10	10
5.000%, 08/01/37	155	166
5.000%, 03/01/40	192	206
5.000%, 07/01/40	26	28
5.000%, 08/01/40	323	347
4.500%, 07/01/20	3	3
4.500%, 02/01/39	209	220
4.500%, 06/01/39	182	192

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
4.500%, 10/01/39	$30	$31
4.500%, 05/01/40	1,169	1,233
4.500%, 07/01/40	15	16
4.500%, 11/01/40	626	660
4.500%, 02/01/41	92	97
4.500%, 04/01/41	5	6
4.500%, 08/01/41	11	12
4.000%, 03/01/24	9	9
4.000%, 10/01/25	226	232
4.000%, 09/01/39	8	8
4.000%, 11/01/40	598	615
4.000%, 01/01/41	75	77
4.000%, 02/01/41	959	987
4.000%, 11/01/41	13	14
4.000%, 12/01/41	33	34
4.000%, 01/01/42	52	53
4.000%, 02/01/42	950	977
4.000%, 07/01/42	906	932
4.000%, 08/01/42	511	526
4.000%, 07/01/45	841	860
4.000%, 11/01/45	14	15
3.500%, 02/01/26	166	168
3.500%, 09/01/26	13	13
3.500%, 11/01/26	190	192
3.500%, 01/01/28	885	897
3.500%, 10/01/28	9	9
3.500%, 11/01/29	657	666
3.500%, 03/01/41	1,066	1,070
3.500%, 01/01/42	24	24
3.500%, 06/01/42	1,024	1,028
3.500%, 08/01/42	1,754	1,761
3.500%, 09/01/42	30	30
3.500%, 10/01/42	827	830
3.500%, 11/01/42	48	48
3.500%, 06/01/43	937	939
3.500%, 07/01/43	1,228	1,231
3.500%, 10/01/44	35	35
3.500%, 08/01/45	35	35
3.500%, 11/01/45	26	26
3.500%, 12/01/45	1,405	1,405
3.500%, 12/01/47	762	761
3.178% (US0012M+1.428%), 08/01/35 (C)	2	2
3.000%, 06/01/27	641	641
3.000%, 11/01/29	307	307
3.000%, 11/01/42	1,648	1,611
3.000%, 04/01/43	2,180	2,131
3.000%, 05/01/43	955	933
3.000%, 06/01/43	15	15
3.000%, 06/01/46	1,555	1,510
2.500%, 11/01/27	1,343	1,319
2.500%, 11/01/31	2,226	2,169

		30,609

Government National Mortgage Association — 1.2%
9.000%, 11/15/19 (D)	–	–
9.000%, 06/15/21	1	1
9.000%, 09/15/21	5	6
8.500%, 08/15/27	12	12
8.000%, 09/15/27	5	5

	Par (000)	Fair Value (000)

7.000%, 05/20/24	$1	$1
7.000%, 10/15/27	1	1
7.000%, 12/15/27	1	1
7.000%, 04/15/28 (D)	–	–
7.000%, 04/15/29	2	2
4.500%, 06/15/41 (D)	–	–
4.000%, 09/15/41	888	916
4.000%, 10/20/43	7	8
3.500%, 07/15/42	824	833
3.500%, 12/20/42	20	20

		1,806

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $38,081)		37,260

U.S. TREASURY OBLIGATIONS — 25.3%
U.S. Treasury Bonds — 8.1%
4.500%, 02/15/36	2,740	3,345
3.750%, 08/15/41	5,610	6,324
2.500%, 02/15/45	3,215	2,912

		12,581

U.S. Treasury Inflation-Indexed Bond — 2.5%
0.125%, 07/15/24	4,036	3,919

U.S. Treasury Notes — 14.7%
2.500%, 08/15/23	1,430	1,416
2.375%, 08/15/24	1,835	1,794
2.375%, 05/15/27	210	202
2.250%, 11/15/25	870	837
2.125%, 09/30/21	5,115	5,037
2.000%, 02/28/21	5,165	5,092
1.750%, 10/31/20	1,495	1,469
1.625%, 12/31/19	405	400
1.625%, 08/15/22	6,685	6,411
1.625%, 05/15/26	340	311
1.500%, 12/31/18	10	10

		22,979

Total U.S. Treasury Obligations (Cost $40,515)		39,479

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.7%
PNC Government Money Market Fund,
Class I Shares 1.610%† (E)	1,084,311	1,084

Total Affiliated Money Market Fund (Cost $1,084)		1,084

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 99.5% (Cost $158,029)		155,070

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Number of Shares	Fair Value (000)
SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.1%
Affiliated Money Market Fund — 0.1%
PNC Government Money Market Fund,
Class I Shares 1.610%† (E)	96,141	$ 96

Money Market Fund — 0.0%
Morgan Stanley Institutional Liquidity Funds
Government Portfolio,
Institutional Class 1.661% (E)	22,991	23

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $119)‡		119

TOTAL INVESTMENTS — 99.6%
(Cost $158,148)*		155,189
Other Assets in Excess of Liabilities — 0.4%		679
TOTAL NET ASSETS — 100.0%		$155,868

*	Aggregate cost for Federal income tax purposes is (000) $158,164.

Gross unrealized appreciation (000)	$754
Gross unrealized depreciation (000)	(3,729)

Net unrealized depreciation (000)	$(2,975)

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $116 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)

Fixed to floating rate investment. Rate shown is the rate in effect as of period end. Security issued at a fixed coupon rate, which converts to a floating rate at a specified date. The table below details the date of the conversion and the floating rate as of that date.

Description	Fixed Rate	Conversion Date	Variable Rate

Bank of America	6.250%	09/05/24	US0003M+3.705%

Bank of America (MTN)	3.499%	05/17/21	US0003M+0.630%

Citigroup	6.250%	08/15/26	US0003M+4.517%

Citigroup	2.876%	07/24/22	US0003M+0.950%

HSBC Holdings PLC	6.375%	03/30/25	USISDA05+4.368%

JPMorgan Chase	4.625%	11/01/22	US0003M+2.580%

JPMorgan Chase	3.882%	07/24/37	US0003M+1.360%

Westpac Banking	5.000%	09/21/27	USISDA05+2.888%

(B)	Perpetual security with no stated maturity date.
(C)

Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at May 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(D)	Par and Value are less than $500.
(E)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $6,207 (000) and represents 4.0% of total net assets as of May 31, 2018.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$1,084	$–	$–	$1,084

Asset-Backed Securities	–	10,691	–	10,691

Collateralized Mortgage Obligation	–	444	–	444

Commercial Mortgage-Backed Security	–	1,609	–	1,609

Corporate Bonds	–	63,537	–	63,537

Municipal Bond	–	712	–	712

Other Government and Agency Obligation	–	254	–	254

Short-Term Investments Purchased With Collateral From Securities Loaned	119	–	–	119

U.S. Government Agency Mortgage- Backed Obligations	–	37,260	–	37,260

U.S. Treasury Obligations	–	39,479	–	39,479

Total Assets -Investments in Securities	$1,203	$153,986	$–	$155,189

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2018, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$119	$–	$119

Total Liabilities - Collateral Received for Loaned Securities	$–	$119	$–	$119

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  U l t r a   S h o r t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
ASSET-BACKED SECURITIES — 28.9%
Automotive — 17.9%
BMW Vehicle Owner Trust, Series 2016-A, Cl A3
1.160%, 11/25/20	$5,642	$5,594
Fifth Third Auto Trust, Series 2017-1, Cl A2A
1.590%, 04/15/20	1,779	1,773
Ford Credit Auto Owner Trust, Series 2016-A, Cl A3
1.390%, 07/15/20	3,785	3,768
Ford Credit Auto Owner Trust, Series 2017-A, Cl A3
1.670%, 06/15/21	5,000	4,944
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Cl A2A
2.080%, 01/19/21	4,915	4,894
Honda Auto Receivables Owner Trust, Series 2015-4, Cl A3
1.230%, 09/23/19	2,465	2,454
Honda Auto Receivables Owner Trust, Series 2016-4, Cl A3
1.210%, 12/18/20	6,316	6,244
Huntington Auto Trust, Series 2016-1, Cl A3
1.590%, 11/16/20	6,916	6,877
Hyundai Auto Receivables Trust, Series 2015-A, Cl A4
1.370%, 07/15/20	1,301	1,298
Hyundai Auto Receivables Trust, Series 2015-C, Cl A3
1.460%, 02/18/20	4,318	4,305
Mercedes-Benz Auto Receivables Trust, Series 2016-1, Cl A3
1.260%, 02/16/21	3,512	3,481
Nissan Auto Receivables Owner Trust, Series 2015-C Cl A3
1.370%, 05/15/20	2,712	2,700
Nissan Auto Receivables Owner Trust, Series 2017-B, Cl A2A
1.560%, 05/15/20	5,587	5,562
Toyota Auto Receivables Owner Trust, Series 2016-A, Cl A4
1.470%, 09/15/21	5,765	5,686
Toyota Auto Receivables Owner Trust, Series 2016-D, Cl A2A
1.060%, 05/15/19	227	227
Toyota Auto Receivables Owner Trust, Series 2017-D, Cl A2A
1.740%, 08/17/20	3,475	3,456

		63,263

Credit Cards — 8.9%
American Express Credit Account Master Trust, Series 2017-4, Cl A
1.640%, 12/15/21	5,560	5,515
Capital One Multi-Asset Execution Trust, Series 2016-A6, Cl A6
1.820%, 09/15/22	6,620	6,531

	Par (000)	Fair Value (000)

Chase Issuance Trust, Series 2016-A2, Cl A
1.370%, 06/15/21	$7,000	$6,914
Citibank Credit Card Issuance Trust, Series 2017-A2, Cl A2
1.740%, 01/19/21	6,315	6,286
Discover Card Execution Note Trust, Series 2016-A4, Cl A4
1.390%, 03/15/22	6,150	6,046

		31,292

Equipment — 2.1%
CNH Equipment Trust, Series 2017-C, Cl A2
1.840%, 03/15/21	2,955	2,938
John Deere Owner Trust, Series 2016-A, Cl A3
1.360%, 04/15/20	2,425	2,413
John Deere Owner Trust, Series 2017-A, Cl A2
1.500%, 10/15/19	738	736
John Deere Owner Trust, Series 2018-A, Cl A2
2.420%, 10/15/20	1,550	1,547

		7,634

Total Asset-Backed Securities (Cost $102,735)		102,189

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
Fannie Mae, Series 2003-120, Cl BY
4.000%, 12/25/18	38	38
Fannie Mae, Series 2008-18, Cl ND
4.000%, 05/25/20	9	9
Fannie Mae, Series 2011-6, Cl BA
2.750%, 06/25/20	200	201
Freddie Mac, Series 2677, Cl LE
4.500%, 09/15/18	65	65
Freddie Mac, Series 2748, Cl LG
4.500%, 02/15/19	79	79
Freddie Mac, Series 2892, Cl DB
4.500%, 11/15/19	306	308
Freddie Mac, Series 3825, Cl AB
3.000%, 08/15/20	93	93
Freddie Mac, Series 3826, Cl MC
1.750%, 07/15/18	17	17
Freddie Mac, Series 3955, Cl YA
1.750%, 03/15/21	571	570
Freddie Mac, Series 3977, Cl GA
1.500%, 07/15/19	32	32

Total Collateralized Mortgage Obligations (Cost $1,415)		1,412

COMMERCIAL PAPER† — 6.1%
Anheuser-Busch InBev Worldwide
1.688%, 07/05/18	5,000	4,990
Bank of Tokyo-Mitsubishi UFJ
1.885%, 07/02/18	5,600	5,590

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
COMMERCIAL PAPER† — continued
Credit Suisse
2.438%, 10/24/18	$1,031	$1,021
Kells Funding LLC
2.264%, 07/17/18	5,000	4,987
Svenska Handelsbanken AB
1.456%, 06/01/18	5,000	5,000

Total Commercial Paper (Cost $21,590)		21,588

CORPORATE BONDS — 45.7%
Automotive — 2.0%
American Honda Finance
1.500%, 11/19/18	2,400	2,389
Ford Motor Credit LLC
2.021%, 05/03/19	3,150	3,124
Toyota Motor Credit (GMTN)
2.200%, 01/10/20	1,700	1,686

		7,199

Cable — 0.7%
21st Century Fox America
6.900%, 03/01/19	2,250	2,320

Energy — 2.0%
BP Capital Markets PLC
1.768%, 09/19/19	1,950	1,927
Enterprise Products Operating LLC
6.500%, 01/31/19	1,905	1,950
Valero Energy
6.125%, 02/01/20	3,060	3,206

		7,083

Financials — 23.3%
American Express Credit (MTN)
1.875%, 05/03/19	815	809
Ameriprise Financial
7.300%, 06/28/19	3,537	3,699
Bank of America (GMTN)
2.600%, 01/15/19	4,500	4,499
Bank of Montreal (MTN)
1.750%, 09/11/19	4,750	4,696
Bank of Nova Scotia
1.650%, 06/14/19	5,000	4,946
BNP Paribas SA (MTN)
2.450%, 03/17/19	2,410	2,406
2.400%, 12/12/18	2,990	2,988
Capital One Financial
2.450%, 04/24/19	5,000	4,990
CBOE Global Markets
1.950%, 06/28/19	3,910	3,873
Citibank NA
3.050%, 05/01/20	4,800	4,803
Commonwealth Bank of Australia (GMTN)
2.050%, 03/15/19	3,000	2,987
Cooperatieve Rabobank UA
1.375%, 08/09/19	4,000	3,934
Goldman Sachs Group
2.550%, 10/23/19	4,000	3,984
John Deere Capital (MTN)
2.200%, 03/13/20	1,180	1,168

	Par (000)	Fair Value (000)

1.650%, 10/15/18	$2,200	$2,193
JPMorgan Chase
2.250%, 01/23/20	4,500	4,449
Morgan Stanley
2.650%, 01/27/20	4,000	3,976
MUFG Union Bank NA
2.625%, 09/26/18	2,675	2,675
Royal Bank of Canada
2.200%, 09/23/19	6,000	5,962
Santander UK PLC
2.500%, 03/14/19	4,752	4,745
Sumitomo Mitsui Banking
2.092%, 10/18/19	750	740
Toronto-Dominion Bank (GMTN)
1.900%, 10/24/19	3,580	3,543
Westpac Banking
2.150%, 03/06/20	4,088	4,031

		82,096

Food, Beverage & Tobacco — 0.5%
Kraft Heinz Foods
2.000%, 07/02/18	1,810	1,809

Healthcare — 3.0%
Abbott Laboratories
2.350%, 11/22/19	1,377	1,369
Cardinal Health
2.400%, 11/15/19	2,950	2,923
Gilead Sciences
1.850%, 09/20/19	2,600	2,571
Walgreen
5.250%, 01/15/19	3,506	3,558

		10,421

Industrials — 0.8%
Ryder System (MTN)
2.550%, 06/01/19	2,939	2,927

Insurance — 1.3%
XLIT
2.300%, 12/15/18	4,610	4,599

Materials — 1.8%
Caterpillar Financial Services (MTN)
2.000%, 11/29/19	3,510	3,474
Monsanto
2.125%, 07/15/19	2,872	2,849

		6,323

Retail — 1.7%
CVS Health
3.125%, 03/09/20	2,280	2,283
McDonald’s (MTN)
2.100%, 12/07/18	3,700	3,693

		5,976

Technology — 4.9%
Amphenol
2.200%, 04/01/20	2,385	2,355
Apple
1.550%, 02/08/19	2,200	2,186

See Notes to Financial Statements.

P N C  U l t r a  S h o r t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Technology — continued
IBM Credit LLC
1.625%, 09/06/19	$4,000	$3,950
KLA-Tencor
3.375%, 11/01/19	3,000	3,015
Oracle
5.000%, 07/08/19	4,085	4,194
QUALCOMM
1.850%, 05/20/19	1,550	1,550

		17,250

Telecommunications — 1.3%
AT&T
5.800%, 02/15/19	4,560	4,655

Utilities — 2.4%
NextEra Energy Capital Holdings
2.300%, 04/01/19	2,923	2,913
1.649%, 09/01/18	1,180	1,177
Sempra Energy
2.400%, 03/15/20	3,385	3,345
Southern
1.550%, 07/01/18	850	849
Southern Power
1.950%, 12/15/19	300	295

		8,579

Total Corporate Bonds (Cost $162,300)		161,237

U.S. TREASURY OBLIGATIONS — 17.6%
U.S. Treasury Notes — 17.6%
1.625%, 07/31/19	7,445	7,386
1.500%, 01/31/19	3,775	3,758
1.500%, 05/31/19	11,665	11,576
1.375%, 12/15/19	18,225	17,948
1.250%, 10/31/19	9,965	9,812
0.875%, 04/15/19	11,640	11,502
Total U.S. Treasury Obligations (Cost $62,086)		61,982

	Number of Shares	Fair Value (000)
AFFILIATED MONEY MARKET FUND — 1.2%
PNC Government Money Market Fund, Class I Shares 1.610%†† (A)	4,082,250	$4,082

Total Affiliated Money Market Fund (Cost $4,082)		4,082
TOTAL INVESTMENTS — 99.9% (Cost $354,208)*		352,490
Other Assets in Excess of Liabilities — 0.1%		507
TOTAL NET ASSETS — 100.0%		$352,997

*	Aggregate cost for Federal income tax purposes is (000) $354,214.

Gross unrealized appreciation (000)	$14
Gross unrealized depreciation (000)	(1,738)

Net unrealized depreciation (000)	$(1,724)

†	The rate shown is the effective yield at purchase date.
††	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2018.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)

Assets:

Affiliated Money Market Fund	$4,082	$–	$–	$4,082

Asset-Backed Securities	–	102,189	–	102,189

Collateralized Mortgage Obligations	–	1,412	–	1,412

Commercial Paper	–	21,588	–	21,588

Corporate Bonds	–	161,237	–	161,237

U.S. Treasury Obligations	–	61,982	–	61,982

Total Assets - Investments in Securities	$4,082	$348,408	$–	$352,490

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  T a x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
MUNICIPAL BONDS — 98.1%
Alaska — 4.8%
Alaska Housing Finance Corporation, State
Capital Project (RB) Series C
5.000%, 06/01/29	$1,165	$1,338
Alaska International Airports System (RB)
Series A
5.000%, 10/01/30	1,190	1,364

		2,702

California — 1.9%
California State (GO)
5.000%, 09/01/27	1,000	1,096

Connecticut — 4.0%
Connecticut State Health & Educational Facility Authority, Quinnipiac University (RB) Series L 5.000%, 07/01/30	2,000	2,256

Florida — 11.9%
Broward County, Florida Port Facilities (RB)
Series A (AGM)
5.000%, 09/01/24	1,000	1,086
Citizens Property Insurance (RB) Series A-1
5.000%, 06/01/22	1,500	1,647
Miami-Dade County, Florida Aviation (RB)
5.000%, 10/01/28	1,000	1,168
Volusia County Educational Facility
Authority (RB)
5.000%, 06/01/26	1,500	1,721
Volusia County Educational Facility
Authority (RB) Series B
5.000%, 10/15/29	1,000	1,133

		6,755

Georgia — 3.0%
Atlanta Department of Aviation (RB) Series A
5.000%, 01/01/24	1,500	1,718

Illinois — 6.9%
Chicago Midway International Airport (RB)
Series B
5.000%, 01/01/23	2,500	2,777
Railsplitter Tobacco Settlement Authority (RB)
5.000%, 06/01/28	1,000	1,137

		3,914

Indiana — 13.1%
Ball State University, Housing and
Dining System (RB)
5.000%, 07/01/26	1,250	1,403
Indiana Finance Authority, Beacon Health
Systems Obligated Group (RB) Series A
5.000%, 08/15/25	2,000	2,245
Indiana Municipal Power Agency (RB)
Series A
5.000%, 01/01/33	1,000	1,157
Purdue University Student Fee (RB) Series CC
5.000%, 07/01/25	1,245	1,462
5.000%, 07/01/32	1,000	1,168

		7,435

	Par (000)	Fair Value (000)

Kansas — 2.3%
Olathe, Olathe Medical Center (RB) Series A
5.000%, 09/01/26	$1,190	$1,304

Louisiana — 2.0%
New Orleans Aviation Board (RB) Series A
5.000%, 01/01/25	1,000	1,155

Massachusetts — 7.5%
Commonwealth of Massachusetts (GO)
Series B (AGM)
5.250%, 08/01/28	1,000	1,241
Massachusetts Development Finance Agency,
Tufts Medical Center (RB) Series I
6.250%, 01/01/27	400	440
Massachusetts Housing Finance Agency (RB)
Series 171
4.000%, 12/01/44	1,195	1,241
Massachusetts Water Resources Authority (RB)
Series B (AGM)
5.250%, 08/01/23	1,125	1,302

		4,224

Missouri — 5.5%
Cape Girardeau County Industrial Development
Authority, St. Francis Medical Center (RB)
Series A
5.000%, 06/01/26	1,705	1,862
5.000%, 06/01/27	1,145	1,245

		3,107

New Jersey — 5.0%
New Jersey Turnpike Authority (RB) Series A1
5.000%, 01/01/32	1,500	1,738
South Jersey Transportation Authority LLC (RB)
Series A
5.000%, 11/01/29	1,000	1,081

		2,819

Ohio — 2.2%
Ohio State University (RB) Series D
5.000%, 12/01/29	1,000	1,224

Oklahoma — 1.9%
Oklahoma Housing Finance Agency (RB)
Series A (GNMA)
5.000%, 09/01/27	1,000	1,083

Pennsylvania — 15.2%
Allegheny County Higher Education Building
Authority, Chatham University (RB) Series A
5.000%, 09/01/24	1,000	1,074
Commonwealth of Pennsylvania (GO)
First Series
5.000%, 03/01/23	1,000	1,114
Monroeville Finance Authority (RB)
5.000%, 02/15/26	850	991
5.000%, 02/15/27	1,275	1,502
Philadelphia Airport Revenue (RB) Series B
5.000%, 07/01/34	1,500	1,706

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
MUNICIPAL BONDS — continued
Pennsylvania — continued
Philadelphia Authority for Industrial
Development, Temple University (RB)
Second Series of 2016
5.000%, 04/01/31	$1,000	$1,138
Philadelphia Gas Works (RB) Thirteenth Series
5.000%, 08/01/22	1,000	1,105

		8,630

Texas — 4.2%
Dallas-Fort Worth International Airport (RB) Series G
5.000%, 11/01/26	1,125	1,203
North Texas Tollway Authority System (RB)
First Tier Series A
5.000%, 01/01/33	1,000	1,157

		2,360

Washington — 3.9%
Energy Northwest, Project 1 (RB) Series A
5.000%, 07/01/26	2,000	2,218

Guam — 2.8%
Guam (RB) Series A
5.000%, 01/01/25	1,500	1,583
Total Municipal Bonds (Cost $54,897)		55,583
TOTAL INVESTMENTS — 98.1% (Cost $54,897)*		55,583
Other Assets in Excess of Liabilities — 1.9%		1,097
TOTAL NET ASSETS — 100.0%		$56,680

*	Aggregate cost for Federal income tax purposes is (000) $54,897.

Gross unrealized appreciation (000)	$992
Gross unrealized depreciation (000)	(306)

Net unrealized appreciation (000)	$686

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  T a x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)

Assets:

Municipal Bonds	$–	$55,583	$–	$55,583

Total Assets - Investments in Securities	$–	$55,583	$–	$55,583

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  M a r y l a n d  T a x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
MUNICIPAL BONDS — 83.2%
Maryland — 83.2%
Annapolis, Public Improvement (GO) Series 2017
5.000%, 08/01/23	$615	$672
Anne Arundel County, Consolidated General Improvement (GO)
5.000%, 04/01/31	1,000	1,160
Baltimore, Wastewater Projects (RB) Series A (NATL-RE)
5.000%, 07/01/22	770	817
Cecil County, Consolidated Public Improvement (GO)
4.000%, 02/01/30	1,000	1,076
Frederick County, Public Facilities (GO) Series A
5.000%, 08/01/28	1,000	1,186
Howard County, Consolidated Public Improvement (GO) Series B
5.000%, 08/15/22	945	1,034
Maryland Economic Development Corporation, Potomac Electric Project (RB)
6.200%, 09/01/22	1,500	1,548
Maryland Health & Higher Educational Facilities Authority, Goucher College (RB) Series A
5.000%, 07/01/25	1,160	1,276
Maryland Health & Higher Educational Facilities Authority, MedStar Health (RB) Series A
5.000%, 08/15/26	1,500	1,687
Maryland Health & Higher Educational Facilities Authority, Peninsula Medical Center (RB)
5.000%, 07/01/30	1,000	1,118
Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical Systems (RB) Series B
5.000%, 07/01/31	1,000	1,148
Maryland Stadium Authority, Baltimore City Public Schools (RB)
5.000%, 05/01/32	1,000	1,151
Maryland State (GO) Series A
5.000%, 03/15/28	1,000	1,200
University System of Maryland (RB) Series A
5.000%, 04/01/28	1,000	1,179

		16,252

Total Municipal Bonds (Cost $16,250)		16,252
TOTAL INVESTMENTS — 83.2% (Cost $16,250)*		16,252
Other Assets in Excess of Liabilities — 16.8%		3,289
TOTAL NET ASSETS — 100.0%		$19,541

*	Aggregate cost for Federal income tax purposes is (000) $16,249.

Gross unrealized appreciation (000)	$206
Gross unrealized depreciation (000)	(203)

Net unrealized appreciation (000)	$3

See Notes to Financial Statements.

P N C  M a r y l a n d  T a x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)

Assets:

Municipal Bonds	$–	$16,252	$–	$16,252

Total Assets - Investments in Securities	$–	$16,252	$–	$16,252

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  O h i o  I n t e r m e d i a t e  T a x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
MUNICIPAL BONDS — 94.9%
Ohio — 94.9%
Columbus, Various Purpose (GO) Series 4
5.000%, 02/15/27	$1,000	$1,200
Dublin City School District (GO)
5.000%, 12/01/21	1,145	1,261
Franklin County Hospital Facilities, OhioHealth Corporation (RB)
5.000%, 05/15/28	1,150	1,282
Hamilton County Hospital Facilities, UC Health (RB)
5.000%, 02/01/29	850	943
Hilliard City School District (GO)
4.000%, 12/01/31	1,040	1,111
Kent State University (RB)
5.000%, 05/01/30	1,000	1,160
Miami University (RB)
5.000%, 09/01/22	1,000	1,117
5.000%, 09/01/29	350	409
Northeast Ohio Regional Sewer District (RB)
5.000%, 11/15/29	500	577
5.000%, 11/15/30	450	517
Ohio State Higher Educational Facility Commission, University of Dayton (RB) Series A
5.000%, 12/01/24	525	608
5.000%, 12/01/26	725	833
5.000%, 12/01/27	160	183
Ohio State University (RB) Series A
5.000%, 12/01/29	1,100	1,267
Ohio State University (RB) Series D (ETM)
5.000%, 12/01/25	85	100
Ohio State Water Development Authority, Fresh Water Project (RB) Series B
5.250%, 12/01/23	1,000	1,144
Summit County (GO)
4.000%, 12/01/28	1,000	1,083
Toledo Water System (RB)
5.000%, 11/15/31	1,000	1,116

		15,911

Total Municipal Bonds (Cost $15,814)		15,911
TOTAL INVESTMENTS — 94.9% (Cost $15,814)*		15,911
Other Assets in Excess of Liabilities — 5.1%		855
TOTAL NET ASSETS — 100.0%		$16,766

*	Aggregate cost for Federal income tax purposes is (000) $15,814.

Gross unrealized appreciation (000)	$269
Gross unrealized depreciation (000)	(172)

Net unrealized appreciation (000)	$97

See Notes to Financial Statements.

P N C  O h i o  I n t e r m e d i a t e  Ta x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)

Assets:

Municipal Bonds	$–	$15,911	$–	$15,911

Total Assets - Investments in Securities	$–	$15,911	$–	$15,911

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  T a x  E x e m p t  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
MUNICIPAL BONDS — 99.8%
Alaska — 4.5%
Alaska Housing Finance Corporation, State Capital Project II (RB) Series A
5.000%, 12/01/22	$1,010	$1,116
Alaska International Airports System (RB) Series A
5.000%, 10/01/24	1,250	1,443
Municipality of Anchorage, Electric Utility (RB) Series A
5.000%, 12/01/22	1,550	1,729

		4,288

Arizona — 1.8%
Arizona School Facilities Board (RB) (AMBAC)
5.000%, 07/01/18	1,735	1,739

District of Columbia — 1.8%
District of Columbia (GO) Series E
5.000%, 06/01/21	1,605	1,748

Florida — 11.1%
Broward County, Florida Port Facilities (RB) Series A (AGM)
5.000%, 09/01/24	1,730	1,878
Central Florida Expressway Authority (BAN) (RB)
1.625%, 01/01/19	1,925	1,922
Citizens Property Insurance (RB) Series A-1
5.000%, 06/01/19	1,000	1,031
5.000%, 06/01/21	1,500	1,627
5.000%, 06/01/22	1,500	1,647
Palm Beach County Health Facilities Authority (RB)
4.000%, 12/01/19	1,000	1,024
Volusia County Educational Facility Authority (RB)
5.000%, 06/01/24	1,345	1,536

		10,665

Illinois — 8.5%
Champaign County Community Unit School District No. 4 (GO)
5.000%, 01/01/21	1,000	1,071
Chicago Midway International Airport (RB) Series B
5.000%, 01/01/22	1,000	1,090
Chicago O’Hare International Airport (RB) Series B
5.000%, 01/01/23	1,000	1,126
Illinois Finance Authority, DePaul University (RB)
5.000%, 10/01/20	1,500	1,597
Illinois Finance Authority, The Art Institute of Chicago (RB) Series A
5.250%, 03/01/19	1,000	1,024
Railsplitter Tobacco Settlement Authority (RB)
5.000%, 06/01/26	1,925	2,215

		8,123

	Par (000)	Fair Value (000)

Indiana — 9.0%
Ball State University, Housing and Dining System (RB)
5.000%, 07/01/21	$725	$789
5.000%, 07/01/22	500	555
Ball State University, Student Fee (RB) Series R
5.000%, 07/01/21	1,500	1,633
Indiana Finance Authority, Beacon Health Systems Obligated Group (RB) Series A
5.000%, 08/15/20	1,000	1,064
5.000%, 08/15/21	1,000	1,088
Indiana Municipal Power Agency, Power Supply System (RB) Series C
5.000%, 01/01/24	1,000	1,144
Purdue University, Student Fee (RB) Series CC
5.000%, 07/01/24	2,000	2,318

		8,591

Iowa — 1.2%
Ames, Mary Greeley Medical Center (RB)
5.000%, 06/15/23	1,040	1,164

Kansas — 2.3%
Kansas State Department of Transportation (RB) Series B
5.000%, 09/01/19	1,000	1,040
Wyandatte County, Kansas City Unified Government Utility System (RB) Series A
5.000%, 09/01/24	1,000	1,149

		2,189

Kentucky — 3.1%
Kentucky Bond Development Corporation, St. Elizabeth Medical Center (RB)
5.000%, 05/01/24	2,640	3,030

Louisiana — 0.9%
New Orleans Aviation Board (RB) Series A
5.000%, 01/01/24	790	900

Maryland — 2.7%
Maryland Economic Development Corporation, Potomac Electric Project (RB)
6.200%, 09/01/22	1,500	1,548
Maryland State, Prerefunded 03/01/21 @ 100 (GO) Series A
5.000%, 03/01/22	1,000	1,079

		2,627

Massachusetts — 0.7%
Massachusetts Housing Finance Agency (RB) Series 172
4.000%, 06/01/45	675	703

Michigan — 1.1%
Michigan Finance Authority, Unemployment Obligation Assessment (RB) Series B
5.000%, 07/01/20	1,000	1,035

See Notes to Financial Statements.

P N C  T a x  E x e m p t  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 8

	Par (000)	Fair Value (000)
MUNICIPAL BONDS — continued
Missouri — 5.7%
Cape Girardeau County Industrial Development Authority, St. Francis Medical Center (RB) Series A
5.000%, 06/01/20	$1,000	$1,059
5.000%, 06/01/22	1,570	1,739
Missouri Highway & Transportation Commission (RB) Series A
5.000%, 05/01/22	2,360	2,632

		5,430

New Jersey — 2.8%
New Jersey Economic Development Authority (RB)
5.000%, 06/15/18	1,500	1,502
New Jersey Turnpike Authority (RB) Series A
5.000%, 01/01/27	1,000	1,184

		2,686

New York — 4.7%
Long Island Power Authority (RB) Series A (ETM)
5.000%, 04/01/19	1,385	1,424
New York State Thruway Authority (RB) Series A
5.000%, 05/01/19	3,000	3,090

		4,514

North Carolina — 4.0%
North Carolina Housing Finance Agency (RB) Series 38-B
4.000%, 07/01/47	1,475	1,557
North Carolina Medical Care Commission, North Carolina Baptist Hospital (RB)
5.000%, 06/01/20	2,115	2,240

		3,797

Ohio — 2.4%
American Municipal Power, AMP Fremont Energy Center (RB) Series A
5.000%, 02/15/25	1,500	1,729
Hamilton County Hospital Facilities, UC Health (RB)
5.000%, 02/01/23	500	558

		2,287

Pennsylvania — 9.4%
Allegheny County Higher Education Building Authority, Chatham University (RB) Series A
5.000%, 09/01/19	610	630
Commonwealth of Pennsylvania (GO) First Series
5.000%, 03/01/23	2,000	2,228
Pennsylvania Economic Development Financing Authority (RB) Series B
5.000%, 07/01/20	1,000	1,035
Pennsylvania Higher Educational Facilities Authority, University of Sciences in Philadelphia (RB) Series A
5.000%, 11/01/23	1,500	1,693

	Par (000)	Fair Value (000)

Pennsylvania Housing Finance Agency (RB) Series 105B
4.250%, 04/01/24	$500	$507
Pennsylvania Turnpike Commission, Prerefunded 12/01/21 @ 100 (RB) Series E
5.000%, 12/01/24	1,000	1,095
Philadelphia Gas Works, Fourteenth Series (RB)
5.000%, 10/01/21	1,700	1,848

		9,036

Tennessee — 0.7%
Tennessee Housing Development Agency, Residential Finance Program (RB) Series 2C
4.000%, 01/01/45	620	646

Texas — 12.6%
Dallas Area Rapid Transit (RB) Series B
5.000%, 12/01/22	1,500	1,686
Katy Independent School District, School Building (GO) Series A (PSF-GTD)
5.000%, 02/15/21	2,000	2,161
Lewisville Independent School District (GO) Series A (PSF-GTD)
5.000%, 08/15/21	2,000	2,187
North Texas Tollway Authority System (RB) First Tier Series A
5.000%, 01/01/25	1,400	1,567
University of Texas System (RB) Series A
5.000%, 08/15/21	1,400	1,534
University of Texas System (RB) Series B
5.000%, 08/15/21	1,100	1,205
University of Texas System (RB) Series J
5.000%, 08/15/24	1,500	1,746

		12,086

Utah — 1.1%
Nebo School District, School Building (GO)
5.000%, 07/01/19	1,000	1,035

Virginia — 1.1%
York County Economic Development Authority, Virginia Electric and Power Company Project (RB) Series A (VRDN)
1.875%, 05/01/33	1,050	1,047

Washington — 6.6%
Energy Northwest, Project 1 (RB) Series A
5.000%, 07/01/26	2,000	2,218
Port of Seattle (RB) Series B
5.000%, 03/01/21	2,200	2,371
Seattle Washington Municipal Light & Power Improvement (RB) Series C
5.000%, 10/01/23	1,500	1,719

		6,308

Total Municipal Bonds (Cost $96,382)		95,674

See Notes to Financial Statements.

Fair Value (000)

TOTAL INVESTMENTS — 99.8% (Cost $96,382)*	$95,674
Other Assets in Excess of Liabilities — 0.2%	150
TOTAL NET ASSETS — 100.0%	$95,824

*	Aggregate cost for Federal income tax purposes is (000) $96,382.

Gross unrealized appreciation (000)	$267
Gross unrealized depreciation (000)	(975)

Net unrealized depreciation (000)	$(708)

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Municipal Bonds	$–	$95,674	$–	$95,674

Total Assets - Investments in Securities	$–	$95,674	$–	$95,674

There were no transfers between Levels during the fiscal year ended May 31, 2018.

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 8

	Bond Fund	Government Mortgage Fund	Intermediate Bond Fund
ASSETS
Investments in non-affiliates at fair value(1)	$19,563	$16,203	$158,306
Investments in affiliates at fair value	62	273	294
Short-term investment in non-affiliates held as collateral for loaned securities at fair value	–	–	210
Short-term investment in affiliates purchased with collateral from securities loaned at fair value	–	–	880
Receivable for investments sold	152	–	1,863
Receivable for shares of beneficial interest issued	–	3	–
Interest receivable	131	49	976
Receivable from Adviser	6	2	–
Prepaid expenses	15	18	20
Other assets	46	28	93

Total Assets	19,975	16,576	162,642

LIABILITIES
Payable for collateral received for loaned securities	–	–	1,090
Payable for shares of beneficial interest redeemed	2	–	–
Payable for investment securities purchased	164	–	1,477
Dividends payable:
Class I	34	22	128
Class A	2	1	2
Investment advisory fees payable	–	–	54
Shareholder servicing fees payable:
Class A	2	1	1
Administration fees payable	5	5	12
Custodian fees payable	3	4	3
Transfer agent fees payable	9	9	8
Trustees’ deferred compensation payable	46	28	93
Trustees’ fees payable	5	5	10
Other liabilities	42	40	54

Total Liabilities	314	115	2,932

TOTAL NET ASSETS	$19,661	$16,461	$159,710

Investments in non-affiliates at cost	$19,754	$16,599	$161,345
Investments in affiliates at cost	62	273	294
Short-term investment in non-affiliates held as collateral for loaned securities at cost	–	–	210
Short-term investment in affiliates purchased with collateral from securities loaned at cost	–	–	880
(1) Includes securities on loan with a fair value of	–	–	1,068

See Notes to Financial Statements.

	Bond Fund	Government Mortgage Fund	Intermediate Bond Fund

TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$19,969	$17,574	$163,968

Undistributed (Distributions in Excess of) Net Investment Income	(16)	1	(64)

Accumulated Net Realized Gain (Loss) on Investments	(101)	(718)	(1,155)

Net Unrealized Appreciation/(Depreciation) on Investments	(191)	(396)	(3,039)

Total Net Assets	$19,661	$16,461	$159,710

NET ASSET VALUE (In unrounded dollars and shares):
Total Net assets applicable to Class I	$18,006,089	$14,727,103	$156,788,542

Class I shares outstanding	1,804,043	1,687,774	14,744,863

Net Asset Value, Offering and Redemption Price Per Share	$9.98	$8.73	$10.63

Total Net assets applicable to Class A	$1,587,711	$1,501,519	$2,782,973

Class A shares outstanding	158,460	171,730	261,453

Net Asset Value and Redemption Price Per Share	$10.02	$8.74	$10.64

Maximum Offering Price Per Share(2)	$10.49	$9.15	$11.14

Maximum Sales Charge Per Share	4.50%	4.50%	4.50%

Total Net assets applicable to Class C	$67,680	$232,126	$138,276

Class C shares outstanding	6,794	26,658	12,950

Net Asset Value and Offering Price Per Share(3)	$9.96	$8.71	$10.68

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y 3 1 , 2 0 1 8

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
ASSETS
Investments in non-affiliates at fair value(1)	$166,956	$153,986	$348,408
Investments in affiliates at fair value	3,262	1,084	4,082
Short-term investment in non-affiliates held as collateral for loaned securities at fair value	–	23	–
Short-term investment in affiliates purchased with collateral from securities loaned at fair value	–	96	–
Receivable for investments sold	9	324	–
Receivable for shares of beneficial interest issued	–	109	691
Interest receivable	768	1,043	1,528
Prepaid expenses	22	22	23
Other assets	84	67	114

Total Assets	171,101	156,754	354,846

LIABILITIES
Payable for collateral received for loaned securities	–	119	–
Payable for shares of beneficial interest redeemed	2	42	1,343
Payable for investment securities purchased	–	311	–
Dividends payable:
Class I	80	202	204
Class A	6	3	3
Investment advisory fees payable	54	33	64
Shareholder servicing fees payable:
Class A	2	1	–
Administration fees payable	13	11	22
Custodian fees payable	4	5	6
Transfer agent fees payable	9	18	5
Trustees’ deferred compensation payable	84	67	114
Trustees’ fees payable	12	10	20
Other liabilities	55	64	68

Total Liabilities	321	886	1,849

TOTAL NET ASSETS	$170,780	$155,868	$352,997

Investments in non-affiliates at cost	$169,089	$156,945	$350,126
Investments in affiliates at cost	3,262	1,084	4,082
Short-term investment in non-affiliates held as collateral for loaned securities at cost	–	23	–
Short-term investment in affiliates purchased with collateral from securities loaned at cost	–	96	–
(1) Includes securities on loan with a fair value of	–	116	–

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund

TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$175,077	$160,904	$361,479

Undistributed (Distributions in Excess of ) Net Investment Income	(67)	29	(35)

Accumulated Net Realized Gain (Loss) on Investments	(2,097)	(2,106)	(6,729)

Net Unrealized Appreciation/(Depreciation) on Investments	(2,133)	(2,959)	(1,718)

Total Net Assets	$170,780	$155,868	$352,997

NET ASSET VALUE (In unrounded dollars and shares):
Total Net assets applicable to Class I	$169,088,910	$151,937,162	$352,077,157

Class I shares outstanding	16,942,976	14,532,821	35,648,092

Net Asset Value, Offering and Redemption Price Per Share	$9.98	$10.45	$9.88

Total Net assets applicable to Class A	$1,315,929	$3,589,602	$919,680

Class A shares outstanding	131,318	342,725	92,952

Net Asset Value and Redemption Price Per Share	$10.02	$10.47	$9.89

Maximum Offering Price Per Share(2)	$10.22	$10.96	$9.99

Maximum Sales Charge Per Share	2.00%	4.50%	1.00%

Total Net assets applicable to Class C	$375,146	$340,773	N/A

Class C shares outstanding	37,481	32,498	N/A

Net Asset Value and Offering Price Per Share(3)	$10.01	$10.49	N/A

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  T a x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 8

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Tax Exempt Limited Maturity Bond Fund
ASSETS
Investments in non-affiliates at fair value(1)	$55,583	$16,252	$15,911	$95,674
Cash	380	3,243	712	541
Receivable for investments sold	–	5	–	25
Receivable for shares of beneficial interest issued	–	–	–	83
Interest receivable	876	212	218	1,457
Receivable from Adviser	–	3	1	–
Prepaid expenses	17	3	5	18
Other assets	31	18	23	37

Total Assets	56,887	19,736	16,870	97,835

LIABILITIES
Payable for shares of beneficial interest redeemed	9	97	5	1,755
Dividends payable:
Class I	98	27	18	123
Class A	2	–	1	–
Investment advisory fees payable	9	–	–	28
Shareholder servicing fees payable:
Class A	1	–	1	–
Administration fees payable	7	5	5	9
Custodian fees payable	2	1	2	2
Transfer agent fees payable	6	4	6	4
Trustees’ deferred compensation payable	31	18	23	37
Trustees’ fees payable	7	5	5	8
Other liabilities	35	38	38	45

Total Liabilities	207	195	104	2,011

TOTAL NET ASSETS	$56,680	$19,541	$16,766	$95,824

(1) Investments in non-affiliates at cost	$54,897	$16,250	$15,814	$96,382

See Notes to Financial Statements.

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Tax Exempt Limited Maturity Bond Fund

TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$55,111	$19,389	$16,512	$96,556
Undistributed (Distributions in Excess of) Net Investment Income	147	(3)	(31)	(20)
Accumulated Net Realized Gain (Loss) on Investments	736	153	188	(4)
Net Unrealized Appreciation/(Depreciation) on Investments	686	2	97	(708)

Total Net Assets	$56,680	$19,541	$16,766	$95,824

NET ASSET VALUE (In unrounded dollars and shares):
Total Net assets applicable to Class I	$53,979,501	$19,490,088	$14,284,960	$95,620,910

Class I shares outstanding	5,793,745	1,846,490	1,422,388	9,382,561

Net Asset Value, Offering and Redemption Price Per Share	$9.32	$10.56	$10.04	$10.19

Total Net assets applicable to Class A	$2,578,347	$50,516	$2,463,421	$203,538

Class A shares outstanding	277,647	4,788	246,008	19,944

Net Asset Value and Redemption Price Per Share	$9.29	$10.55	$10.01	$10.21

Maximum Offering Price Per Share(2)	$9.58	$10.88	$10.32	$10.53

Maximum Sales Charge Per Share	3.00%	3.00%	3.00%	3.00%

Total Net assets applicable to Class C	$122,638	N/A	$17,421	N/A

Class C shares outstanding	13,362	N/A	1,766	N/A

Net Asset Value and Offering Price Per Share(3)	$9.18	N/A	$9.86	N/A

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 8

	Bond Fund	Government Mortgage Fund	Intermediate Bond Fund
Investment Income:
Interest from unaffiliated investments	$781	$645	$4,466
Dividends from affiliated investments(1)	3	5	17
Security lending income (net of fees)(2)	–	–	2
Total Investment Income	784	650	4,485
Expenses:
Investment advisory fees	110	96	721
Administration fees	19	17	95
12b-1 fees:
Class A	1	1	1
Class C	1	3	1
Shareholder servicing fees:
Class A	5	10	8
Class C	–	1	–
Transfer agent fees	38	40	38
Custodian fees	7	8	8
Professional fees	41	38	63
Pricing service fees	27	20	26
Printing and shareholder reports	8	8	9
Registration and filing fees	43	46	46
Trustees’ fees	17	17	36
Miscellaneous	3	4	14
Total Expenses	320	309	1,066
Less:
Waiver of investment advisory fees(1)	(110)	(96)	(3)
Advisor expense reimbursement(1)	(57)	(42)	–
12b-1 fee reversal:(3) Class A	(2)	(3)	(2)
Net Expenses	151	168	1,061
Net Investment Income (Loss)	633	482	3,424
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	211	35	90
Net change in unrealized appreciation/(depreciation) on investments	(958)	(703)	(5,022)
Net Gain (Loss) on Investments	(747)	(668)	(4,932)
Net Increase (Decrease) in Total Net Assets Resulting from Operations	$(114)	$(186)	$(1,508)

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.
(3)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
Investment Income:
Interest from unaffiliated investments	$4,072	$4,806	$7,197
Dividends from affiliated investments(1)	41	21	97
Security lending income (net of fees)(2)	–	2	–
Total Investment Income	4,113	4,829	7,294
Expenses:
Investment advisory fees	813	647	905
Administration fees	121	86	232
12b-1 fees:
Class A	–	1	–
Class C	3	4	–
Shareholder servicing fees:
Class A	3	10	3
Class C	1	1	–
Transfer agent fees	40	97	25
Custodian fees	8	10	13
Professional fees	66	57	93
Pricing service fees	23	39	18
Printing and shareholder reports	7	25	8
Registration and filing fees	54	51	51
Trustees’ fees	41	35	68
Miscellaneous	17	13	35
Total Expenses	1,197	1,076	1,451
Less:
Waiver of investment advisory fees(1)	(6)	(202)	(14)
12b-1 fee reversal:(3) Class A	(1)	(5)	(1)
Net Expenses	1,190	869	1,436
Net Investment Income (Loss)	2,923	3,960	5,858
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	(1,493)	407	(945)
Net change in unrealized appreciation/(depreciation) on investments	(1,908)	(5,238)	(1,506)
Net Gain (Loss) on Investments	(3,401)	(4,831)	(2,451)
Net Increase (Decrease) in Total Net Assets Resulting from Operations	$(478)	$(871)	$3,407

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.
(3)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  T a x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 8

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Tax Exempt Limited Maturity Bond Fund
Investment Income:
Interest	$1,798	$744	$697	$2,171
Total Investment Income	1,798	744	697	2,171
Expenses:
Investment advisory fees	260	118	110	433
Administration fees	37	20	19	59
12b-1 fees:
Class A	1	–	1	–
Class C	2	–	3	–
Shareholder servicing fees:
Class A	5	–	7	1
Class C	1	–	1	–
Transfer agent fees	34	29	33	22
Commitment fees	5	1	1	5
Custodian fees	4	3	4	4
Professional fees	44	39	41	49
Pricing service fees	8	4	4	14
Printing and shareholder reports	6	7	7	7
Registration and filing fees	47	13	15	29
Trustees’ fees	22	18	17	27
Miscellaneous	6	3	3	8
Total Expenses	482	255	266	658
Less:
Waiver of investment advisory fees(1)	(125)	(97)	(15)	(78)
12b-1 fee reversal:(2) Class A	(1)	–	(2)	– *
Net Expenses	356	158	249	580
Net Investment Income (Loss)	1,442	586	448	1,591
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	865	153	350	21
Net change in unrealized appreciation/(depreciation) on investments	(2,439)	(902)	(1,147)	(2,301)
Net Gain (Loss) on Investments	(1,574)	(749)	(797)	(2,280)
Net Increase (Decrease) in Total Net Assets
Resulting from Operations	$(132)	$(163)	$(349)	$(689)

*	Amount represents less than $500.
(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Bond Fund		Government Mortgage Fund
	For the Years Ended		For the Years Ended
	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017
Investment Activities:
Net investment income (loss)	$633	$1,246	$482	$854
Net realized gain (loss) on investments sold	211	1,177	35	140
Net change in unrealized appreciation/(depreciation) on investments	(958)	(1,455)	(703)	(1,040)
Net increase (decrease) in total net assets resulting from operations	(114)	968	(186)	(46)
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(599)	(1,298)	(500)	(966)
Class A	(54)	(57)	(94)	(189)
Class C	(2)	(3)	(6)	(10)
Distributions from net realized gains:
Class I	–	(413)	–	–
Class A	–	(20)	–	–
Class C	–	(2)	–	–
Total dividends and distributions	(655)	(1,793)	(600)	(1,165)
Share Transactions:
Proceeds from shares issued:
Class I	1,116	4,134	1,406	8,648
Class A	217	8	77	184
Class C	50	2	21	2
Reinvestment of dividends and distributions:
Class I	145	857	153	314
Class A	36	55	49	63
Class C	2	4	3	6
Total proceeds from shares issued and reinvested	1,566	5,060	1,709	9,217
Value of shares redeemed:
Class I	(17,551)	(52,314)	(12,484)	(24,259)
Class A	(1,383)	(210)	(6,285)	(1,534)
Class C	(203)	(35)	(225)	(289)
Total value of shares redeemed	(19,137)	(52,559)	(18,994)	(26,082)
Increase (decrease) in net assets from share transactions	(17,571)	(47,499)	(17,285)	(16,865)
Total increase (decrease) in total net assets	(18,340)	(48,324)	(18,071)	(18,076)
Total Net Assets:
Beginning of year	38,001	86,325	34,532	52,608
End of year*	$19,661	$38,001	$16,461	$34,532

*Including undistributed (distributions in excess of) net investment income	$(16)	$(22)	$1	$(8)

See Notes to Financial Statements.

Intermediate Bond Fund		Limited Maturity Bond Fund		Total Return Advantage Fund		Ultra Short Bond Fund
For the Years Ended		For the Years Ended		For the Years Ended		For the Years Ended
May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017

$3,424	$3,908	$2,923	$2,686	$3,960	$3,735	$5,858	$3,531
90	974	(1,493)	8	407	1,232	(945)	60

(5,022)	(1,129)	(1,908)	(763)	(5,238)	(308)	(1,506)	(431)

(1,508)	3,753	(478)	1,931	(871)	4,659	3,407	3,160

(3,438)	(3,961)	(3,145)	(2,905)	(4,060)	(3,777)	(5,881)	(3,627)
(52)	(50)	(17)	(23)	(93)	(330)	(11)	(7)
(2)	(3)	(2)	–	(9)	(13)	–	–

–	(324)	–	(151)	–	–	–	–
–	(5)	–	(1)	–	–	–	–
–	(1)	–	–	–	–	–	–
(3,492)	(4,344)	(3,164)	(3,080)	(4,162)	(4,120)	(5,892)	(3,634)

18,004	12,262	37,420	171,472	27,561	28,787	375,070	322,686
28	67	26	98	103	11,629	–	124
1	130	68	17	2	25	–	–

1,972	2,401	2,246	2,183	1,661	1,300	3,296	1,957
42	45	13	20	63	250	8	5
1	2	2	–	2	3	–	–

20,048	14,907	39,775	173,790	29,392	41,994	378,374	324,772

(67,490)	(95,672)	(154,728)	(171,514)	(37,736)	(33,925)	(444,788)	(278,090)
(591)	(593)	(362)	(4,612)	(796)	(19,334)	(242)	(255)
(192)	(217)	(187)	(41)	(370)	(301)	–	–
(68,273)	(96,482)	(155,277)	(176,167)	(38,902)	(53,560)	(445,030)	(278,345)

(48,225)	(81,575)	(115,502)	(2,377)	(9,510)	(11,566)	(66,656)	46,427
(53,225)	(82,166)	(119,144)	(3,526)	(14,543)	(11,027)	(69,141)	45,953

212,935	295,101	289,924	293,450	170,411	181,438	422,138	376,185
$159,710	$212,935	$170,780	$289,924	$155,868	$170,411	$352,997	$422,138

$(64)	$(66)	$(67)	$(71)	$29	$22	$(35)	$(36)

See Notes to Financial Statements.

P N C  T a x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Intermediate Tax Exempt Bond Fund		Maryland Tax Exempt Bond Fund		Ohio Intermediate Tax Exempt Bond Fund
	For the Years Ended		For the Years Ended		For the Years Ended
	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017
Investment Activities:
Net investment income (loss)	$1,442	$1,772	$586	$912	$448	$782
Net realized gain (loss) on investments sold	865	446	153	491	350	686
Net change in unrealized appreciation/ (depreciation) on investments	(2,439)	(1,596)	(902)	(1,175)	(1,147)	(1,295)
Net increase (decrease) in total net assets resulting from operations	(132)	622	(163)	228	(349)	173
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(1,387)	(1,711)	(584)	(908)	(403)	(709)
Class A	(52)	(57)	(2)	(4)	(42)	(66)
Class C	(2)	(4)	–	–	(3)	(7)
Distributions from net realized gains:
Class I	(288)	(534)	(284)	(602)	(661)	(705)
Class A	(13)	(20)	(1)	(3)	(81)	(80)
Class C	(1)	(2)	–	–	(5)	(13)
Total dividends and distributions	(1,743)	(2,328)	(871)	(1,517)	(1,195)	(1,580)
Share Transactions:
Proceeds from shares issued:
Class I	4,036	17,037	1,044	4,459	258	2,574
Class A	23	16	–	19	2	2
Class C	1	12	–	–	1	214
Conversion of Class C to Class A shares:(1)
Class A	–	–	1	–	–	–
Class C	–	–	(1)	–	–	–
Reinvestment of dividends and distributions:
Class I	162	222	40	89	124	113
Class A	36	44	2	3	94	115
Class C	3	4	–	–	5	16
Total proceeds from shares issued and reinvested	4,261	17,335	1,086	4,570	484	3,034
Value of shares redeemed:
Class I	(19,163)	(24,185)	(15,611)	(14,584)	(15,273)	(10,761)
Class A	(17)	(299)	(126)	(51)	(773)	(867)
Class C	(112)	(85)	(6)	(15)	(617)	(27)
Total value of shares redeemed	(19,292)	(24,569)	(15,743)	(14,650)	(16,663)	(11,655)
Increase (decrease) in net assets from share transactions	(15,031)	(7,234)	(14,657)	(10,080)	(16,179)	(8,621)
Total increase (decrease) in total net assets	(16,906)	(8,940)	(15,691)	(11,369)	(17,723)	(10,028)
Total Net Assets:
Beginning of year	73,586	82,526	35,232	46,601	34,489	44,517
End of year*	$56,680	$73,586	$19,541	$35,232	$16,766	$34,489

*Including undistributed (distributions in excess of ) net investment income	$147	$146	$(3)	$(3)	$(31)	$(62)

    (1) See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

	Tax Exempt Limited Maturity Bond Fund
	For the Years Ended
	May 31, 2018	May 31, 2017
Investment Activities:
Net investment income (loss)	$1,591	$1,847
Net realized gain (loss) on investments sold	21	75
Net change in unrealized appreciation/(depreciation) on investments	(2,301)	(801)
Net increase (decrease) in total net assets resulting from operations	(689)	1,121
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(1,589)	(1,845)
Class A	(2)	(2)
Distributions from net realized gains:
Class I	–	(13)
Total dividends and distributions	(1,591)	(1,860)
Proceeds from shares issued:
Class I	19,239	24,859
Reinvestment of dividends:
Class I	85	157
Class A	2	2
Total proceeds from shares issued and reinvested	19,326	25,018
Value of shares redeemed:
Class I	(43,088)	(34,385)
Class A	–	(44)
Total value of shares redeemed	(43,088)	(34,429)
Increase (decrease) in net assets from share transactions	(23,762)	(9,411)
Total increase (decrease) in total net assets	(26,042)	(10,150)
Total Net Assets:
Beginning of year	121,866	132,016
End of year*	$95,824	$121,866

*Including undistributed (distributions in excess of ) net investment income	$(20)	$(20)

See Notes to Financial Statements.

P N C    F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

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1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. As of May 31, 2018, the Trust offered for sale shares of 24 funds (each referred to as a “Fund,” or collectively as the “Funds”). Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each Class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the Classes are generally subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Equity, Fixed Income and Tax Exempt Bond Funds, as defined below, Class I Shares and Class R Shares are sold without a sales charge; Equity, Fixed Income and Tax Exempt Bond Funds’ Class A Shares are sold subject to a front-end sales charge; and Equity, Fixed Income and Tax Exempt Bond Funds’ Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

Effective August 7, 2017, PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund were liquidated pursuant to a plan approved by the Board of Trustees (the “Board”) on June 6, 2017. Effective December 27, 2017, PNC S&P 500 Index Fund was liquidated pursuant to a plan approved by the Board on November 30, 2017.

From July 5, 2016 through May 16, 2018, PNC Small Cap Fund was closed to most new investor relationships. Effective May 17, 2018, PNC Small Cap Fund shares are available for purchase by new investors and the restrictions on new investor relationships have been removed.

As of May 31, 2018, the Trust offered four categories of Funds:

Equity Funds

PNC Balanced Allocation Fund, PNC Emerging Markets Equity Fund, PNC International Equity Fund, PNC International Growth Fund, PNC Multi-Factor All Cap Fund, PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Large Cap Value Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund and PNC Small Cap Fund;

Fixed Income Funds

PNC Bond Fund, PNC Government Mortgage Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund;

Tax Exempt Bond Funds

PNC Intermediate Tax Exempt Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund; and

Money Market Funds

PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Treasury Plus Money Market Fund.

The financial statements presented herein are those of the Equity, Fixed Income and Tax Exempt Bond Funds. The financial statements of the Money Market Funds are not presented herein, but are presented separately.

Class Conversions

Effective January 8, 2018, the conversion of Class C Shares of PNC Maryland Tax Exempt Bond Fund to Class A Shares of the same Fund and the conversion of Class T Shares of PNC Balanced Allocation Fund to Class A Shares of the same Fund occurred pursuant to Board approval on November 30, 2017.

Shares Redeemed		Total Class Net Assets on 01/08/18 (000)	Share Conversion Ratio	Shares Issued		Class A Total Net Assets on 01/08/18 (000)
PNC Balanced Allocation Fund
Class T	90	$1	1.00918	Class A	90	$9,373
PNC Maryland Tax Exempt Bond Fund
Class C	129	$1	0.99819	Class A	129	$ 113

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is considered an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

Securities Valuation

Process and Structure

The Board has adopted methods for valuing securities and other assets, including in circumstances in which market quotations are not readily available, and has delegated authority to PNC Capital Advisors, LLC (“the Adviser”) to apply those methods in making fair value determinations when market quotations are not readily available, subject to Board oversight. Summary information regarding methods used to value certain asset classes appears below under the heading “Valuation Measurements.” The Adviser has appointed its Pricing Committee to perform the valuation functions in accordance with the Trust’s Portfolio Security Pricing and Fair Valuation Policy and Pricing Committee Procedures (the “Procedures”). The Pricing Committee regularly reviews all fair value decisions, including descriptions of methodologies used to determine fair value and a report comparing subsequent actual prices with the prices determined using the Procedures. The Pricing Committee also regularly reviews pricing vendor information and market data on a quarterly basis. Pricing decisions, processes, and controls over security valuation are also subject to additional internal reviews.

Hierarchy of Fair Value Inputs

The Trust utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

• Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

• Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 —

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Each Fund recognizes transfers into and out of Levels, if any, at the end of the reporting period. Certain foreign equity securities are fair value adjusted through an independent pricing service (“Service”) approved by the Board, which considers statistically relevant trading patterns. Such securities may periodically move between input valuation Level 1 and input valuation Level 2 based on whether or not they meet fair value adjustment trigger requirements. Securities that meet the fair value adjustment trigger requirements are considered input valuation Level 2 securities. The valuation hierarchy of each Fund’s securities as of May 31, 2018 can be found at the end of each Fund’s Schedule of Investments.

Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading, that affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or

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other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by the Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the incidence of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Other financial instruments are derivative instruments not reflected in total investments within the Schedules of Investments, such as futures and forwards, which are reflected in total net assets at the unrealized appreciation/depreciation on the investment.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock, including exchange-traded funds (“ETFs”), master limited partnerships (“MLPs”) and other open-end investment companies). Securities traded on a national securities exchange (or reported on the NASDAQ national market), and for which market quotations are readily available, valued at the last quoted sales price on the exchange or market on which they principally trade (or such other exchange or market as selected by the Committee if quotations from the security’s principal exchange or market are not reliable indications of market value), as of the time the Funds calculate their NAVs. Securities quoted on the NASDAQ National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Equity securities and ETFs for which there are no transactions, are typically valued at the mean between the most recent bid and asked prices. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate at the close of market on the day of valuation. Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund’s NAV is not calculated. In such cases, the NAV of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and the movement of the certain indices of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2. Investments in mutual funds (affiliated or non-affiliated) are valued at their respective NAV as determined by those funds each business day.

Debt securities (asset-backed securities, corporate bonds, municipal bonds, U.S. government securities, U.S. agency securities). Debt securities are typically valued based on evaluations provided by a Service. When quoted bid prices for portfolio debt securities are readily available and are representative of the bid side of the market, these investments are valued at the quoted bid prices (as obtained by a Service from dealers in such securities). The Funds, under supervision of the Board, reserve the right to alternatively utilize the mean between the most recent bid and asked prices for fixed income securities, should such prices be determined to more accurately represent the value of those fixed income securities. Debt securities as well as other investments may be carried at fair value based on methods which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions.

Forward currency contracts are valued based upon closing foreign exchange rates from each respective foreign market.

Futures contracts are valued at the daily quoted settlement prices at the official close of trading on the day of valuation.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the respective Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses that are common to all of the Funds in the Trust are allocated among the Funds based on a number of factors, including each Fund’s respective average net assets or other appropriate allocation methodologies, such as a fixed or equal allocation across Funds. For the Equity Funds, expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based on relative daily net assets. The Fixed Income Funds and the Tax Exempt Bond Funds utilize the settled shares method which allocates expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments to each Class based on relative daily net assets, excluding the value of subscriptions receivable. The settled shares allocation methodology is consistent with the Fixed Income Funds’ and Tax Exempt Bond Funds’ daily distribution rate calculation methodology. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

With respect to the Fixed Income and Tax Exempt Bond Funds, dividends from net investment income are declared daily and paid monthly. Dividends from net investment income, if any, for the Balanced Allocation, Multi-Factor All Cap and Multi-Factor Large Cap Value Funds are declared and paid quarterly. Dividends from net investment income, if any, for the Emerging Markets Equity, International Equity, International Growth, Multi-Factor Large Cap Growth, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value and Small Cap Funds are declared and paid annually. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Exchange-Traded Funds

Certain Funds may invest in ETFs. The ETFs in which the Funds may invest may include actively managed ETFs as well as ETFs that generally seek investment results that correspond generally to the performance, before fees and expenses, of an underlying index. As a result, adverse performance of a particular security in an ETF’s underlying portfolio will ordinarily not result in the elimination of the security from the ETF’s portfolio. Each ETF offers and issues shares at its NAV per share only to certain institutional investors in aggregations of a specified number of shares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. ETFs are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges.

ETFs are subject to additional risks due to their shares being listed and traded on securities exchanges. The NAV per share of an ETF is calculated at the end of each business day and fluctuates with changes in the fair market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand as well as changes in fair market value. The trading prices of an ETF’s shares may deviate significantly from NAV during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to NAV.

There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency fair values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases,

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sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the fair market prices of investments.

Inflation-Indexed Securities

Certain Funds may invest in inflation-protected securities either directly or through pooled investment vehicles such as ETFs or mutual funds. Inflation-protected securities, unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Master Limited Partnerships

Certain Funds may invest in MLPs. The majority of MLPs operate in the energy and/or natural resources sector. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of at least one general partner as well as other additional limited partners (for MLPs structured as limited liability companies, at least one managing member and members, respectively). The general partner or managing member controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, contribute capital to the entity, have a limited role in the operation and management of the entity, and receive cash distributions. It is common for distributions from MLPs to exceed taxable earnings and profits, resulting in the excess portion of such distributions being designated as a return of capital. Income or loss from MLPs is reclassified upon receipt of the MLP’s Schedule K-1.

Derivative Financial Instruments

Commodity-Linked Instruments

Certain Funds may invest in commodities indirectly through pooled investment vehicles such as ETFs or mutual funds. Pooled investment vehicles may hold commodities, commodities-based derivatives or financial instruments where the reference asset is a commodity or commodity index. Such investments in commodities or commodity-linked instruments may expose the pooled investment vehicle to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of a Fund’s securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries may have a direct effect on the fair market value of commodities and the companies that engage in related businesses. Pooled investment vehicles may use commodities-based derivatives that are leveraged and therefore may magnify or otherwise increase investment losses to a Fund.

Forward Currency Contracts

Certain Funds may enter into forward currency contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. Such contracts, which may be designed to protect the value of the Fund’s investment securities against an adverse movement in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to an adverse movement in the value of a hedged currency, at the same time they tend to limit the potential gain that might be realized should the value of such foreign currency unexpectedly move opposite to the hedge. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The unrealized gain or loss on open forward currency contracts at period end, if applicable, is included in the respective Fund’s Schedule of Investments. If applicable, the change in the unrealized gain or loss on open forward currency contracts and the gain or loss recognized upon the close of forward currency contracts for the fiscal year ended May 31, 2018 are included in the respective Fund’s Statement of Operations. As of May 31, 2018, there were no open forward currency contracts.

Futures Contracts

Certain Funds may invest in futures contracts on among other things, stocks, stock indices, financial instruments (such as a U.S. government security or other fixed income security), interest rates, currencies, or inflation indices and in options on futures contracts. A futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a financial instrument or money at a specified time and price. Futures contracts are valued at the daily quoted settlement prices. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract and are included in the respective Fund’s Statement of Assets and Liabilities. The daily change in the contract is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The unrealized gain or loss on open futures contracts at May 31, 2018 is included in the respective Fund’s Schedule of Investments. The change in the unrealized gain or loss on open futures contracts and the gain or loss recognized upon the close of futures contracts for the fiscal year ended May 31, 2018 are included in the respective Fund’s Statement of Operations.

There are several risks associated with the use of futures contracts including the risk of loss in excess of the amount recognized in a Fund’s Schedule of Investments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Certain Funds, particularly PNC International Equity Fund, may also use futures to gain cost efficient diversified exposure to a specific country or region.

Equity Index futures may be used by the Equity Funds to maintain market exposure for short-term liquidity within a respective Fund. To accomplish such a strategy, a Fund may purchase an Equity Index future to maintain market exposure in lieu of purchasing individual securities for portions of the Fund that are being held for short-term liquidity or other reasons. Details of futures contracts open as of period end are included in the respective Fund’s Schedule of Investments. As of May 31, 2018, there were no open futures contracts.

Derivative Holdings Categorized by Risk Exposure

The following information is intended to enable financial statement users to understand how derivatives are accounted for and how derivative instruments affect a Fund’s financial position and results of operations. The derivative instruments listed in the following tables were not designated in qualifying hedge accounting relationships.

Location on the Statement of Operations
Derivative Type
Equity contracts	Net realized gain (loss) on futures

Net change in unrealized appreciation/(depreciation) on futures

	Equity Contracts (000)	Fair Value at 05/31/18 (000)

Realized Gain (Loss) on Derivatives Recognized in Income
International Equity Fund Futures Contracts	$1,932	$1,932

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
International Equity Fund Futures Contracts	$22	$22

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During the fiscal year ended May 31, 2018, the futures transactions executed by the Equity Funds are shown in the following table.

	Notional Cost of Contracts May 31, 2017 (000)	Notional Cost of Contracts Opened (000)	Notional Cost of Contracts Closed (000)	Notional Cost of Contracts May 31, 2018 (000)

International Equity Fund Futures Contracts	$9,330	$29,913	$(39,243)	$–

Master Agreements and Netting Arrangements

Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association (ISDA) Agreements and a Securities Loan Agreement, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event, default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total fair market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash but can include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Offsetting of Financial and Derivative Assets and Liabilities

The following tables show the financial and derivative instruments of each Fund that are subject to Master Agreements (or similar arrangements) and the collateral received and pledged in connection with the netting arrangements at May 31, 2018.

Offsetting of Financial and Derivative Assets

Description	Form of Master Agreement	Gross Amounts Presented in the Statement of Assets and Liabilities (000)	Gross Amounts Netted in the Statement of Assets and Liabilities (000)	Net Amounts Presented in the Statement of Assets and Liabilities (000)	Financial Instruments (000)	Cash Collateral Received(1) (000)	Net Amount (000)(2)

Balanced Allocation Fund
Securities Lending(3)	Securities Loan Agreement	$1,095	$–	$1,095	$–	$(1,095)	$–

Emerging Markets Equity Fund
Securities Lending(3)	Securities Loan Agreement	$337	$–	$337	$–	$(337)	$–

International Equity Fund
Securities Lending(3)	Securities Loan Agreement	$7,185	$–	$7,185	$–	$(7,185)	$–

Multi-Factor Large Cap Growth Fund
Securities Lending(3)	Securities Loan Agreement	$1,392	$–	$1,392	$–	$(1,392)	$–

Multi-Factor Small Cap Core Fund
Securities Lending(3)	Securities Loan Agreement	$28,224	$–	$28,224	$–	$(28,224)	$–
Multi-Factor Small Cap Growth Fund
Securities Lending(3)	Securities Loan Agreement	$6,378	$–	$6,378	$–	$(6,378)	$–

Multi-Factor Small Cap Value Fund
Securities Lending(3)	Securities Loan Agreement	$1,850	$–	$1,850	$–	$(1,850)	$–

Small Cap Fund
Securities Lending(3)	Securities Loan Agreement	$28,684	$–	$28,684	$–	$(28,684)	$–

Description	Form of Master Agreement	Gross Amounts Presented in the Statement of Assets and Liabilities (000)	Gross Amounts Netted in the Statement of Assets and Liabilities (000)	Net Amounts Presented in the Statement of Assets and Liabilities (000)	Financial Instruments (000)	Cash Collateral Received(1) (000)	Net Amount (000)(2)

Intermediate Bond Fund
Securities Lending(3)	Securities Loan Agreement	$1,068	$–	$1,068	$–	$(1,068)	$–

Total Return Advantage Fund
Securities Lending(3)	Securities Loan Agreement	$116	$–	$116	$–	$(116)	$–

(1)Collateral received from the individual counterparty in excess of the value of securities loaned is not shown for financial reporting purposes.

(2)Net amount represents the net amount receivable due from the counterparty in the event of default. See Note 9 in Notes to Financial Statements.

(3)

Reflects the market value of securities on loan as presented on the Schedules of Investments. Short-term investments purchased with collateral from securities lending and the related liability to repay the collateral is reported on the Statements of Assets and Liabilities.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory and Sub-Advisory Fees

Fees paid by the Trust pursuant to the Advisory Agreement with the Adviser, an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate of each Fund’s average daily net assets.

Equity Funds

The following tables list the contractual advisory fees and fee waivers that were in effect during the fiscal year ended May 31, 2018 for the Equity Funds.

	Advisory Fees as a Percentage of Average Net Assets

	Contractual Annual Rate	Effective Annual Rate	Fee Waiver*	Net Effective Annual Rate	Expense Reimbursement*
Balanced Allocation Fund	0.75%	0.75%	0.75%	0.00%	0.26%
Emerging Markets Equity Fund	1.00%	1.00%	0.83%	0.17%	N/A
International Equity Fund	0.90%**	0.90%	0.06%	0.84%	N/A
International Growth Fund	0.80%	0.80%	0.80%	0.00%	0.93%
Multi-Factor All Cap Fund	0.55%	0.55%	0.55%	0.00%	1.05%
Multi-Factor Large Cap Growth Fund	0.55%	0.55%	0.37%	0.18%	N/A
Multi-Factor Large Cap Value Fund	0.55%	0.55%	0.34%	0.21%	N/A
Multi-Factor Small Cap Core Fund	0.75%***	0.79%	0.12%	0.67%	N/A
Multi-Factor Small Cap Growth Fund	0.75%***	0.80%	0.23%	0.57%	N/A
Multi-Factor Small Cap Value Fund	0.75%***	0.80%	0.70%	0.10%	N/A
Small Cap Fund	0.90%	0.90%	0.08%	0.82%	N/A

*

These waivers and reimbursements, which are presented on an annualized basis in the above table, are the result of the contractual expense limitation agreement which will apply until September 28, 2018, except that it may be terminated by the Board at any time. Each Fund may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser pursuant to the expense limitation agreements. For additional detail, see “Expense Recoupment” below.

**	Effective June 1, 2018, the Board approved a reduction in management fees for the International Equity Fund to an annual rate of 0.80%.

***

Effective September 28, 2017, the Board approved a reduction in management fees for the Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, and Multi-Factor Small Cap Value Fund to an annual rate of 0.75%. Prior to the change, management fees were charged at annual rate of 0.90% of average daily net assets.

Polaris Capital Management, LLC (“Polaris”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of PNC International Equity Fund. For its services, effective June 1, 2018, Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of PNC International Equity Fund allocated to Polaris equal to the annual rate of 0.40% of the PNC International Equity Fund’s average daily assets for the monthly period. Prior to June 1, 2018, Polaris was paid a sub-advisory fee by the Adviser based on the portion of assets of PNC International Equity Fund as follows: 0.35% of the first $125 million of assets managed, 0.40% of the assets managed between $125 million and $200 million and 0.50% of assets managed in excess of $200 million.

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 8

The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements may be voluntary or contractual. The Adviser contractually agreed to waive fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of Class I, Class A and Class C Shares of certain Funds do not exceed the percentage of average daily net assets as set forth below:

	Total Annual Fund Operating Expenses after Fee Waivers
	Class I	Class A	Class C

Balanced Allocation Fund	0.95%	1.21%*	1.95%

Emerging Markets Equity Fund	1.25%	N/A	N/A

International Equity Fund	0.98%	1.28%	1.98%

International Growth Fund	0.85%	1.11%	N/A

Multi-Factor All Cap Fund	0.65%	0.95%	1.65%

Multi-Factor Large Cap Growth Fund	0.65%	0.95%	1.65%

Multi-Factor Large Cap Value Fund	0.65%	0.95%	1.65%

Multi-Factor Small Cap Core Fund	0.85%	1.15%	1.85%

Multi-Factor Small Cap Growth Fund	0.85%	1.15%	1.85%

Multi-Factor Small Cap Value Fund	0.85%	1.15%	1.85%

Small Cap Fund	0.99%	1.24%	1.99%
*

Effective September 28, 2017, the total annual fund operating expenses of the Class A Shares of the Balanced Allocation Fund were reduced to 1.21%. Prior to the decrease, total annual fund operating expenses were capped at 1.24%.

The expense limitation agreement for the Funds listed in the table above will apply until at least September 28, 2018, at which time the Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

Fixed Income and Tax Exempt Bond Funds

The following table lists the contractual advisory fees and fee waivers that were in effect during the fiscal year ended May 31, 2018 for the Fixed Income and Tax Exempt Bond Funds.

	Advisory Fees as a Percentage of Average Net Assets

	Contractual Annual Rate	Fee Waiver*	Net Effective Annual Rate	Expense Reimbursement*

Bond Fund	0.40%	0.40%	0.00%	0.21%

Government Mortgage Fund	0.40%	0.40%	0.00%	0.17%

Intermediate Bond Fund	0.40%	N/A	0.40%	N/A

Limited Maturity Bond Fund	0.35%	N/A	0.35%	N/A

Total Return Advantage Fund	0.40%	0.13%	0.27%	N/A

Ultra Short Bond Fund	0.20%	N/A	0.20%	N/A

Intermediate Tax Exempt Bond	0.40%	0.19%	0.21%	N/A

Maryland Tax Exempt Bond	0.40%	0.33%	0.07%	N/A

Ohio Intermediate Tax Exempt Bond	0.40%	0.06%**	0.34%	N/A

Tax Exempt Limited Maturity Bond	0.40%	0.07%	0.33%	N/A

*These waivers and reimbursements, which are presented on an annualized basis in the above table, are the result of the contractual expense limitation agreement which will remain in effect through September 28, 2018 (unless otherwise noted), except that it may be terminated by the Board at any time. Each Fund may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser pursuant to the expense limitation agreements. For additional detail, see “Expense Recoupment,” below.

**Effective March 19, 2018, the Adviser instituted a voluntary waiver that remained in effect through May 31, 2018.

The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. The Adviser contractually agreed to waive fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of Class I, Class A and Class C Shares of certain Funds do not exceed the percentage of average daily net assets as set forth on the following table:

	Total Annual Fund Operating Expenses after Fee Waivers
	Class I	Class A	Class C
Bond Fund	0.53%	0.81%	1.53%
Government Mortgage Fund	0.65%	0.93%	1.65%
Total Return Advantage Fund	0.53%	0.81%	1.53%
Intermediate Tax Exempt Bond Fund	0.53%	0.81%	1.53%
Maryland Tax Exempt Bond Fund	0.53%	0.81%	N/A
Tax Exempt Limited Maturity Bond Fund	0.53%	0.81%	N/A

The expense limitation agreement for the Funds listed in the table above will apply until at least September 28, 2018, at which time the Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

Expense Recoupment

Each Fund may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser (“recoupment payments”) pursuant to the expense limitation agreements, provided that the amount of such recoupment payments in any year, together with all other expenses of the Fund or Class, in the aggregate, would not cause the Class’s total annual operating expenses to exceed the amounts set forth in the tables above and provided further that no additional payments by the Fund will be made with respect to amounts paid, waived or reimbursed by the Adviser more than three years after the end of the fiscal year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts that are paid, waived or reimbursed by the Adviser. Recoupment payments are limited to amounts so that after recoupment the total annual fund operating expenses are no more than the lesser of the expense cap in place at the time of the waiver or recoupment. Amounts received pursuant to voluntary waivers of fees and expense reimbursement arrangements by or with the Adviser are not subject to recoupment.

The following amounts are available for possible recoupment by the Adviser through the expiration dates shown:

		Recoupment Available (000)
	2019	2020	2021	Total
Balanced Allocation Fund	$224	$ 211	$213	$ 648
Emerging Markets Equity Fund	–	41	109	150
International Equity Fund	572	667	684	1,923
International Growth Fund	45	124	116	285
Multi-Factor All Cap Fund	101	136	162	399
Multi-Factor Large Cap Growth Fund	155	248	357	760
Multi-Factor Large Cap Value Fund	116	264	369	749
Multi-Factor Small Cap Core Fund	467	775	544	1,786
Multi-Factor Small Cap Growth Fund	389	488	353	1,230
Multi-Factor Small Cap Value Fund	209	217	197	623
Small Cap Fund	866	1,038	585	2,489
Bond Fund	84	131	167	382
Government Mortgage Fund	59	92	138	289
Total Return Advantage Fund	83	143	202	428
Intermediate Tax Exempt Bond Fund	92	103	125	320
Maryland Tax Exempt Bond Fund	68	82	97	247
Tax Exempt Limited Maturity Bond Fund	41	55	78	174

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 8

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class C and Class R Shares of the Equity, Fixed Income and Tax Exempt Bond Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class C and Class R Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’s average daily net assets. Total shareholder services fees paid by the PNC Funds to affiliates of the Adviser for the fiscal year ended May 31, 2018 were $4,730.

Trustees’ Fees

Effective January 1, 2018, for his or her service as a Trustee of the Trust, each Trustee, receives an annual fee of $126,000, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. Each Trustee also receives an annual fee of $4,000 as a member of the Audit Committee. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $10,000 per year for their services in these capacities. Prior to January 1, 2018, each Trustee received an annual fee of $85,000 plus $7,750 for each Board meeting attended in person, and such amount, up to a maximum of $3,750, as may be determined for each special Board meeting attended, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. Each Trustee also received $800 for each Audit Committee meeting attended. The Chairman of the Board received an additional fee of $25,000 per year and the Chairman of the Audit Committee received an additional fee of $10,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, PNC Funds Distributor, LLC (the “Underwriter”), a wholly owned subsidiary of Foreside Financial Group, LLC, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Funds based on a number of factors, including their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), which is an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, The Bank of New York Mellon (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser are entitled to an annual fee paid by each Fund, as follows: 0.05% of the Fund’s average aggregate net assets up to $1 billion, 0.03% of the Fund’s average aggregate net assets between $1 billion and $10 billion, and 0.01% of the Fund’s average aggregate net assets in excess of $10 billion. For their services as Co-Administrators to the Funds (excluding the Money Market Funds) during the fiscal year ended May 31, 2018, approximately 0.0234% was allocated to BNY Mellon and 0.0260% was allocated to the Advisor in aggregate. Total fees paid by the Funds (excluding the Money Market Funds) to the Adviser for the fiscal year ended May 31, 2018 were $1,082,918.

BNY Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Affiliated Investments

For the purposes of these financial statements, dividends received from such investments are reported as “Dividends from affiliated investments” in the Statements of Operations. Gains and/or losses from the sale of affiliated investments and the change in unrealized appreciation or depreciation on affiliated investments are reported as “Net realized gain (loss) on affiliated investments sold” and “Net change in unrealized appreciation/depreciation on affiliated investments”, respectively, on the Statements of Operations.

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds (“PNC Affiliated Money Market Funds”), or BlackRock Funds, of which PNC Group owns a minority interest, and other investment companies that could be deemed to be affiliated with the Adviser. The Funds will bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by a Fund with respect to a Fund’s short-term cash reserves swept into any PNC Affiliated Money Market Funds. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser’s obligation to waive its advisory fees in connection with such investments. This waiver does not apply to cash collateral from a Fund’s securities lending program invested in PNC Affiliated Money Market Funds, and the waiver may be terminated at any time without prior notice.

The fair value at May 31, 2017 and May 31, 2018, and the purchases, sales proceeds, number of shares, distributions, change in unrealized appreciation (depreciation) and realized gain (loss) on affiliated investments for the fiscal year ended May 31, 2018 are shown in the following table.

	Fair Value of Affiliated Investments at 05/31/17 (000)	Purchases (000)	Sales Proceeds (000)	Net Realized Gain (Loss) on Affiliated Investments Sold (000)	Net Change in Unrealized Appreciation/ (Depreciation) on Affiliated Investments (000)	Fair Value of Affiliated Investments at 05/31/18 (000)	Number of Shares at 05/31/18	Income Distributions from Affiliated Investments (000)	Capital Gain Distributions from Affiliated Investments (000)
Balanced Allocation Fund

AFFILIATED MONEY MARKET FUND – 5.9%*
PNC Government Money Market Fund, Class I Shares	$454	$6,714	$6,033	$–	$–	$1,135	1,134,581	$5	$–

EXCHANGE-TRADED FUND – 8.6%*
iShares MSCI EAFE Value ETF	806	966	98	15	(26)	1,663	31,053	42	–

MUTUAL FUND – 8.3%*
PNC International Growth Fund, Class I Shares	2,636	24	1,500	437	–	1,597	107,958	9	15
	$3,896	$7,704	$7,631	$452	$(26)	$4,395	1,273,592	$56	$15
Emerging Markets Equity Fund

AFFILIATED MONEY MARKET FUND – 8.2%*
PNC Government Money Market Fund, Class I Shares	$544	$3,474	$2,919	$–	$–	$1,099	1,098,456	$5	$–

EXCHANGE-TRADED FUND – 0.0%*
iShares MSCI Thailand Capped ETF	125	–	144	20	(1)	–	–	3	–
	$669	$3,474	$3,063	$20	$(1)	$1,099	1,098,456	$8	$–
International Equity Fund

AFFILIATED MONEY MARKET FUND – 5.4%*
PNC Government Money Market Fund, Class I Shares	$73,759	$490,296	$487,431	$–	$–	$76,624	76,624,246	$617	$–

EXCHANGE-TRADED FUND – 0.0%*
iShares STOXX Europe 600 Banks UCITS ETF (DE)	9,613	231	10,766	1,602	(680)	–	–	211	–
	$83,372	$490,527	$498,197	$1,602	$(680)	$76,624	76,624,246	$828	$–
International Growth Fund

AFFILIATED MONEY MARKET FUND – 3.0%*
PNC Government Money Market Fund, Class I Shares	$86	$3,093	$2,989	$–	$–	$190	189,522	$2	$–

EXCHANGE-TRADED FUNDS – 0.0%*
iShares MSCI EAFE Growth Index Fund	–	1,102	1,099	(3)	–	–	–	–	–
iShares MSCI Japan ETF	98	–	117	22	(3)	–	–	1	–
iShares STOXX Europe 600 Banks UCITS ETF (DE)	118	–	129	19	(8)	–	–	3	–
	$302	$4,195	$4,334	$38	$(11)	$190	189,522	$6	$–
Multi-Factor All Cap Fund

AFFILIATED MONEY MARKET FUND – 0.7%*
PNC Government Money Market Fund, Class I Shares	$20	$3,862	$3,820	$–	$–	$62	61,787	$1	$–

EXCHANGE-TRADED FUND – 1.1%*
iShares Russell 3000 ETF	143	1,372	1,441	29	(2)	101	631	1	–
	$163	$5,234	$5,261	$29	$(2)	$163	62,418	$2	$–

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 8

	Fair Value of Affiliated Investments at 05/31/17 (000)	Purchases (000)	Sales Proceeds (000)	Net Realized Gain (Loss) on Affiliated Investments Sold (000)	Net Change in Unrealized Appreciation/ (Depreciation) on Affiliated Investments (000)	Fair Value of Affiliated Investments at 05/31/18 (000)	Number of Shares at 05/31/18	Income Distributions from Affiliated Investments (000)	Capital Gain Distributions from Affiliated Investments (000)
Multi-Factor Large Cap Growth Fund

AFFILIATED MONEY MARKET FUND – 2.1%*
PNC Government Money Market Fund, Class I Shares	$2,537	$15,733	$16,139	$–	$–	$2,131	2,131,880	$16	$–

EXCHANGE-TRADED FUND – 1.0%*
iShares Russell 1000 Growth ETF	995	2,363	2,543	203	19	1,037	7,278	14	–
	$3,532	$18,096	$18,682	$203	$19	$3,168	2,139,158	$30	$–
Multi-Factor Large Cap Value Fund

AFFILIATED MONEY MARKET FUND – 4.0%*
PNC Government Money Market Fund, Class I Shares	$1,360	$21,360	$18,293	$–	$–	$4,427	4,427,120	$18	$–

EXCHANGE-TRADED FUND – 1.0%*
iShares Russell 1000 Value ETF	1,139	4,242	4,346	80	(11)	1,104	9,121	33	–
	$2,499	$25,602	$22,639	$80	$(11)	$5,531	4,436,241	$51	$–
Multi-Factor Small Cap Core Fund

AFFILIATED MONEY MARKET FUND – 5.5%*
PNC Government Money Market Fund, Class I Shares	$19,746	$173,636	$164,897	$–	$–	$28,485	28,485,083	$80	$–

EXCHANGE-TRADED FUND – 0.0%*,
iShares Russell 2000 ETF	2,840	–	2,951	99	12	–	–	–	–
	$22,586	$173,636	$167,848	$99	$12	$28,485	28,485,083	$80	$–
Multi-Factor Small Cap Growth Fund

AFFILIATED MONEY MARKET FUND – 4.9%*
PNC Government Money Market Fund, Class I Shares	$3,303	$46,259	$41,714	$–	$–	$7,848	7,847,909	$17	$–
Multi-Factor Small Cap Value Fund

AFFILIATED MONEY MARKET FUND – 7.6%*
PNC Government Money Market Fund, Class I Shares	$3,448	$5,552	$7,014	$–	$–	$1,986	1,985,963	$2	$–
Small Cap Fund

AFFILIATED MONEY MARKET FUND – 5.7%*
PNC Government Money Market Fund, Class I Shares	$53,453	$263,986	$285,145	$–	$–	$32,294	32,294,695	$176	$–

EXCHANGE-TRADED FUND – 0.0%*
iShares Russell 2000 ETF	–	46,097	45,794	(303)	–	–	–	48	–
	$53,453	$310,083	$330,939	$(303)	$–	$32,294	32,294,695	$224	$–
Bond Fund

AFFILIATED MONEY MARKET FUND – 0.3%*
PNC Government Money Market Fund, Class I Shares	$1,624	$9,099	$10,661	$–	$–	$62	61,771	$3	$–
Government Mortgage Fund

AFFILIATED MONEY MARKET FUND – 1.6%*
PNC Government Money Market Fund, Class I Shares	$489	$7,948	$8,164	$–	$–	$273	272,783	$5	$–

	Fair Value of Affiliated Investments at 05/31/17 (000)	Purchases (000)	Sales Proceeds (000)	Net Realized Gain (Loss) on Affiliated Investments Sold (000)	Net Change in Unrealized Appreciation/ (Depreciation) on Affiliated Investments (000)	Fair Value of Affiliated Investments at 05/31/18 (000)	Number of Shares at 05/31/18	Income Distributions from Affiliated Investments (000)	Capital Gain Distributions from Affiliated Investments (000)
Intermediate Bond Fund

AFFILIATED MONEY MARKET FUND - 0.8%*
PNC Government Money Market Fund, Class I Shares	$1,889	$52,201	$52,916	$–	$–	$1,174	1,173,937	$17	$–
Limited Maturity Bond Fund

AFFILIATED MONEY MARKET FUND - 1.9%*
PNC Government Money Market Fund, Class I Shares	$5,167	$83,435	$85,340	$–	$–	$3,262	3,261,873	$41	$–
Total Return Advantage Fund

AFFILIATED MONEY MARKET FUND - 0.8%*
PNC Government Money Market Fund, Class I Shares	$8,479	$43,732	$51,031	$–	$–	$1,180	1,180,452	$21	$–
Ultra Short Bond Fund

AFFILIATED MONEY MARKET FUND - 1.2%*
PNC Government Money Market Fund, Class I Shares	$4,394	$356,099	$356,411	$–	$–	$4,082	4,082,250	$97	$–
*As a percentage of Total Net Assets.

4. Custodian, Distribution/12b-1 Fees and Transfer Agent Fees

Custodian Fees

BNY Mellon serves as Custodian to the Trust. The Custodian fees for U.S. securities for the Trust are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and 0.001% of the combined average daily gross assets of the Trust in excess of $10 billion. The Custodian fees are allocated to the Trust based on each Fund’s relative average daily net assets. BNY Mellon also receives market-specific fees relating to foreign custody of non-U.S. securities and other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Distribution/12b-1 Fees

For its services to the Trust, the Underwriter receives an annual fee payable directly by the Adviser.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan for Class A Shares (the “A Shares Plan”) and a distribution plan for Class C Shares (the “C Shares Plan”), which permit the Funds to bear certain expenses in connection with the distribution of Class A Shares and Class C Shares, respectively. Payments to the Underwriter under the plans may be used to pay for any eligible distribution or marketing expense or shareholder services, including to reimburse the Adviser for certain up-front payments and/or finder’s fees paid by the Adviser to financial intermediaries in connection with the sale of shares of the Funds.

Pursuant to the A Shares Plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Board renewed a commitment whereby actual distribution fees for Class A Shares will be no more than the Distribution (12b-1) fees stated in the table below for Class A Shares of each Fund. This commitment, which may be terminated by the Board at any time, continues through September 28, 2018, at which time the Board will consider whether to renew, revise or discontinue it.

Pursuant to the C Shares Plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares. During low yield environments, a portion of these fees may be voluntarily waived by the Underwriter in order to maintain a minimum yield for the Fund class.

For the fiscal year ended May 31, 2018, the 12b-1 fee accrual rates were as shown in the following table:

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 8

			Annual Rate
	Class A			Class C

Balanced Allocation Fund	0.010%	*		0.750%
Emerging Markets Equity Fund	N/A			N/A
International Equity Fund	0.030%	**		0.750%
International Growth Fund	0.010%			N/A
Multi-Factor All Cap Fund	0.030%	**		0.750%
Multi-Factor Large Cap Growth Fund	0.030%	**		0.750%
Multi-Factor Large Cap Value Fund	0.030%	**		0.750%
Multi-Factor Small Cap Core Fund	0.030%	**		0.750%
Multi-Factor Small Cap Growth Fund	0.030%	**		0.750%
Multi-Factor Small Cap Value Fund	0.030%	**		0.750%
Small Cap Fund	0.030%	***		0.750%
Bond Fund	0.010%	****		0.750%
Government Mortgage Fund	0.010%	****		0.750%
Intermediate Bond Fund	0.010%	****		0.750%
Limited Maturity Bond Fund	0.010%	****		0.750%
Total Return Advantage Fund	0.030%			0.750%
Ultra Short Bond Fund	0.010%	****		N/A
Intermediate Tax Exempt Bond Fund	0.000%	*****		0.750%
Maryland Tax Exempt Bond Fund	0.000%	******		0.750%
Ohio Intermediate Tax Exempt Bond Fund	0.000%	******		0.750%
Tax Exempt Limited Maturity Bond Fund	0.000%	*****		N/A

*	The Board approved a reduction in 12b-1 fees to 0.010% for the Class A Shares of the Balanced Allocations Fund effective September 27, 2017. Prior to the reduction, the fee rate was 0.040%.
**

The Board approved a reduction in 12b-1 fees to 0.030% for the Class A Shares of the International Equity Fund, Multi-Factor All Cap Fund, Multi-Factor Large Cap Growth Fund, Multi-Factor Large Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund and Multi-Factor Small Cap Value Fund effective May 1, 2018. Prior to the reduction, the fee rate was 0.050%.

***	The Board approved an increase in 12b-1 fees to 0.030% for the Class A Shares of the Small Cap Fund effective May 1, 2018. Prior to the reduction, the fee rate was 0.000%.
****

The Board approved a reduction in 12b-1 fees to 0.010% for the Class A Shares of the Bond Fund, Government Mortgage Fund, Intermediate Bond Fund, Limited Maturity Fund and Ultra Short Bond Fund effective May 1, 2018. Prior to the reduction, the fee rate was 0.030%.

*****

The Board approved a reduction in 12b-1 fees to 0.000% for the Class A Shares of the Intermediate Tax Exempt Bond Fund and Tax Exempt Limited Maturity Bond Fund effective May 1, 2018. Prior to the reduction, the fee rate was 0.030%.

******

The Board approved a reduction in 12b-1 fees to 0.000% for the Class A Shares of the Maryland Tax Exempt Bond Fund and Ohio Intermediate Tax Exempt Bond Fund effective March 15, 2018. Prior to the reduction, the fee rate was 0.030%.

During the fiscal year ended May 31, 2018, a portion of the Balanced Allocation Fund, Bond Fund, Government Mortgage Fund, Intermediate Bond Fund, Intermediate Tax Exempt Bond Fund, International Equity Fund, International Growth Fund, Limited Maturity Bond Fund, Multi-Factor All Cap Fund, Multi-Factor Large Cap Growth Fund, Multi-Factor Large Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, Ohio Intermediate Tax Exempt Bond Fund, Small Cap Fund, Tax Exempt Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund Class A Shares distribution plan payable balances in excess of actual expenses incurred by the Underwriter were reversed and such amounts are shown as “12b-1 fee reversal” in each Fund’s Statement of Operations.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. Fees are allocated to the Funds based on a number of factors, including number of accounts serviced. Certain minimum fees and transaction charges may apply. Fees are allocated to the Funds based on a number of factors, including number of accounts serviced.

5. Investments

During the fiscal year ended May 31, 2018, the cost of purchases and proceeds from sales of investments, maturities and paydowns, other than short-term investments, were:

	Cost of Purchases and Proceeds from Sales, Maturities and Paydowns of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales, Maturities and Paydowns of Long-Term U.S. Government Obligations
	Purchases (000)	Sales (000)	Purchases (000)	Sales (000)
Balanced Allocation Fund	$ 7,739	$ 12,246	$ 4,037	$ 4,316
Emerging Markets Equity Fund	4,496	4,713	–	–
International Equity Fund	557,917	385,102	–	–
International Growth Fund	4,144	5,575	–	–
Multi-Factor All Cap Fund	22,146	25,981	–	–
Multi-Factor Large Cap Growth Fund	159,977	165,273	–	–
Multi-Factor Large Cap Value Fund	130,412	132,970	–	–
Multi-Factor Small Cap Core Fund	389,006	294,935	–	–
Multi-Factor Small Cap Growth Fund	138,887	154,426	–	–
Multi-Factor Small Cap Value Fund	25,937	32,704	–	–
Small Cap Fund	170,141	584,844	–	–
Bond Fund	9,696	20,348	15,995	21,453
Government Mortgage Fund	350	17,484	1,151	1,098
Intermediate Bond Fund	65,306	98,701	87,914	103,461
Limited Maturity Bond Fund	83,615	147,717	59,609	106,121
Total Return Advantage Fund	54,550	56,857	57,545	60,909
Ultra Short Bond Fund	221,213	220,589	165,390	228,647
Intermediate Tax Exempt Bond	11,405	25,728	–	–
Maryland Tax Exempt Bond	–	15,942	–	–
Ohio Intermediate Tax Exempt Bond	2,178	18,370	–	–
Tax Exempt Limited Maturity Bond	28,719	50,418	–	–

6. Federal Income Taxes

Each Fund is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not threshold is reflected as the largest amount of tax benefit that is greater than 50 percent likely to be realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the fiscal year ended May 31, 2018 and for each Fund’s open tax years (years ended May 31, 2015 through May 31, 2017), with the exception of the PNC International Growth Fund which commenced operations on February 29, 2016 and PNC Emerging Markets Equity Fund which commenced operations on March 31, 2017, and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2018 and May 31, 2017 are shown in the following table.

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 8

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
Balanced Allocation Fund
2018	$ –	$ 377	$ 2,060	$ 2,437
2017	–	637	655	1,292

Emerging Markets Equity Fund
2018	–	61	–	61
2017	–	–	–	–

International Equity Fund
2018	–	9,293	–	9,293
2017	–	7,953	–	7,953

International Growth Fund
2018	–	31	49	80
2017	–	32	–	32

Multi-Factor All Cap Fund
2018	–	112	–	112
2017	–	175	–	175

Multi-Factor Large Cap Growth Fund
2018	–	407	–	407
2017	–	617	–	617

Multi-Factor Large Cap Value Fund
2018	–	1,212	–	1,212
2017	–	1,180	–	1,180

Multi-Factor Small Cap Core Fund
2018	–	883	5,896	6,779
2017	–	1,289	–	1,289

Multi-Factor Small Cap Growth Fund
2018	–	436	6,830	7,266
2017	–	–	–	–

Multi-Factor Small Cap Value Fund
2018	–	575	–	575
2017	–	719	–	719

Small Cap Fund
2018	–	1,428	69,804	71,232
2017	–	–	–	–

Bond Fund
2018	–	671	–	671
2017	–	1,557	529	2,086

Government Mortgage Fund
2018	–	624	–	624
2017	–	1,186	–	1,186

Intermediate Bond Fund
2018	–	3,504	–	3,504
2017	–	4,396	–	4,396

Limited Maturity Bond Fund
2018	–	3,153	–	3,153
2017	–	2,923	152	3,075

Total Return Advantage Fund
2018	–	4,177	–	4,177
2017	–	4,142	–	4,142

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
Ultra Short Bond Fund
2018	$ –	$5,857	$ –	$ 5,857
2017	–	3,575	–	3,575

Intermediate Tax Exempt Bond Fund
2018	1,467	–	302	1,769
2017	1,802	–	556	2,358

Maryland Tax Exempt Bond Fund
2018	622	–	285	907
2017	936	–	638	1,574

Ohio Intermediate Tax Exempt Bond Fund
2018	446	5	774	1,225
2017	797	–	804	1,601

Tax Exempt Limited Maturity Bond Fund
2018	1,609	–	–	1,609
2017	1,854	–	13	1,867

As of May 31, 2018, the components of total net assets on a tax basis were as follows:

	Paid- in Capital (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gains (000)	Capital Loss Carryforward (000)	Late-Year Losses Deferred (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Balanced Allocation Fund	$ 15,509	$ 150	$ 854	$–	$ –	$ 2,750	$(12)	$ 19,251
Emerging Markets Equity Fund	10,164	61	151	–	–	3,020	(4)	13,392
International Equity Fund	1,108,459	14,786	25,593	–	–	258,854	(95)	1,407,597
International Growth Fund	3,850	21	611	–	–	1,771	(7)	6,246
Multi-Factor All Cap Fund	8,894	61	–	–	–	352	(7)	9,300
Multi-Factor Large Cap Growth Fund	84,172	1,865	4,282	–	–	11,955	(16)	102,258
Multi-Factor Large Cap Value Fund	106,848	859	–	–	–	2,866	(19)	110,554
Multi-Factor Small Cap Core Fund	412,153	933	272	–	–	104,578	(35)	517,901
Multi-Factor Small Cap Growth Fund	112,273	2,255	6,573	–	–	38,148	(17)	159,232
Multi-Factor Small Cap Value Fund	22,508	402	–	–	–	3,246	(9)	26,147
Small Cap Fund	277,082	–	60,675	–	(939)	232,736	(88)	569,466

	Paid- in Capital (000)	Un- distributed Ordinary Income (000)	Un- distributed Tax-Exempt Income (000)	Un- distributed Long-Term Capital Gains (000)	Capital Loss Carry- forward (000)	Late-Year Losses Deferred (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Bond Fund	$ 19,969	$ 4	$ –	$ –	$ –	$ (18)	$ (274)	$(20)	$ 19,661
Government Mortgage Fund	17,574	13	–	–	(632)	(85)	(396)	(13)	16,461
Intermediate Bond Fund	163,968	(20)	–	–	(173)	(700)	(3,321)	(44)	159,710
Limited Maturity Bond Fund	175,077	(22)	–	–	(527)	(1,561)	(2,141)	(46)	170,780
Total Return Advantage Fund	160,904	62	–	–	(1,741)	(349)	(2,975)	(33)	155,868
Ultra Short Bond Fund	361,479	31	–	–	(5,825)	(898)	(1,724)	(66)	352,997
Intermediate Tax Exempt Bond Fund	55,111	–	166	736	–	–	686	(19)	56,680
Maryland Tax Exempt Bond Fund	19,389	–	9	153	–	–	3	(13)	19,541
Ohio Intermediate Tax Exempt Bond Fund	16,512	–	(19)	188	–	–	97	(12)	16,766
Tax Exempt Limited Maturity Bond Fund	96,556	–	4	–	(4)	–	(708)	(24)	95,824

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 8

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, investments in partnerships, investments in royalty trusts, investments in Passive Foreign Investment Companies (PFICs), wash sales, market discount, paydowns, foreign currency transactions, futures, foreign currency translation and the expiration of capital loss carryforwards.

The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the accounting treatment of such amounts. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period in which the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2018:

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Balanced Allocation Fund	$(16)	$(329)	$345
Emerging Markets Equity Fund	(16)	16	–
International Equity Fund	(1,258)	1,258	–
International Growth Fund	(2)	2	–
Multi-Factor All Cap Fund	7	20,815	(20,822)
Multi-Factor Large Cap Value Fund	–	37,806	(37,806)
Multi-Factor Small Cap Core Fund	501	(507)	6
Multi-Factor Small Cap Growth Fund	586	(586)	–
Multi-Factor Small Cap Value Fund	32	22,255	(22,287)
Small Cap Fund	764	(19,286)	18,522
Bond Fund	28	(28)	–
Government Mortgage Fund	127	(66)	(61)
Intermediate Bond Fund	70	(70)	–
Limited Maturity Bond Fund	245	(245)	–
Total Return Advantage Fund	209	1,964	(2,173)
Ultra Short Bond Fund	35	(35)	–
Ohio Intermediate Tax Exempt Bond Fund	31	(31)	–

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2018, capital loss carryforwards that were utilized to offset capital gains were as follows:

Fund	(000)
Emerging Markets Equity Fund	$4
International Equity Fund	3,636
International Growth Fund	2
Multi-Factor All Cap Fund	1,102
Multi-Factor Large Cap Growth Fund	6,395
Multi-Factor Large Cap Value Fund	6,344
Multi-Factor Small Cap Value Fund	2,041
Government Mortgage Fund	101
Total Return Advantage Fund	195

At May 31, 2018, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2019	Indefinite	Total
Government Mortgage Fund	$ –	$632	$ 632
Intermediate Bond Fund	–	173	173
Limited Maturity Bond Fund	–	527	527
Total Return Advantage Bond Fund	–	1,741	1,741
Ultra Short Bond Fund	1,002	4,823	5,825
Tax Exempt Limited Maturity Bond Fund	–	4	4

During the year ended May 31, 2018, capital loss carryforwards that expired were as follows:

Fund	(000)
Multi-Factor All Cap Fund	$20,822
Multi-Factor Large Cap Value Fund	37,806
Multi-Factor Small Cap Value Fund	22,287
Government Mortgage Fund	61
Total Return Advantage Fund	2,173

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred in taxable years beginning on or before December 22, 2010 may be carried forward for eight years and are treated as short-term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., in taxable years beginning after December 22, 2010) be used before pre-enactment net capital loss carryforwards, which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

7. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Equity, Fixed Income and Tax Exempt Bond Funds.

	Class I		Class A		Class C		Class T
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	05/31/18	05/31/17	05/31/18	05/31/17	05/31/18	05/31/17	05/31/18	05/31/17

Balanced Allocation Fund
Shares issued	63	76	14	24	–*	3	–	–
Shares converted(1)	–	–	–*	–	–	–	–*	–
Shares reinvested	101	64	71	10	4	–*	–*	–*
Shares redeemed	(370)	(3,018)	(94)	(103)	(3)	(11)	–*	–
Net increase (decrease)	(206)	(2,878)	(9)	(69)	1	(8)	–*	–*

	Class I		Class A		Class C
	Year Ended 05/31/18	Year Ended 05/31/17	Year Ended 05/31/18	Year Ended 05/31/17	Year Ended 05/31/18	Year Ended 05/31/17
Emerging Markets Equity Fund(2)
Shares issued	7	1,001	N/A	N/A	N/A	N/A
Shares reinvested	5	–	N/A	N/A	N/A	N/A
Shares redeemed	–	–	N/A	N/A	N/A	N/A
Net increase	12	1,001	N/A	N/A	N/A	N/A

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 8

	Class I		Class A		Class C
	Year Ended 05/31/18	Year Ended 05/31/17	Year Ended 05/31/18	Year Ended 05/31/17	Year Ended 05/31/18	Year Ended 05/31/17
International Equity Fund
Shares issued	17,699	9,397	761	2,095	91	38
Share reinvested	211	248	10	15	–*	–*
Shares redeemed	(9,528)	(5,617)	(710)	(1,220)	(32)	(66)
Net increase (decrease)	8,382	4,028	61	890	59	(28)

International Growth Fund
Shares issued	4	210	1	1	N/A	N/A
Share reinvested	6	3	–*	–*	N/A	N/A
Shares redeemed	(103)	–	–*	–*	N/A	N/A
Net increase (decrease)	(93)	213	1	1	N/A	N/A

Multi-Factor All Cap Fund
Shares issued	58	42	9	4	2	–*
Shares reinvested	2	5	1	1	–*	–*
Shares redeemed	(230)	(987)	(24)	(91)	(10)	(2)
Net decrease	(170)	(940)	(14)	(86)	(8)	(2)

Multi-Factor Large Cap Growth Fund
Shares issued	706	1,298	14	794	2	1
Shares reinvested	8	7	–*	5	–	–
Shares redeemed	(827)	(1,437)	(64)	(1,313)	(7)	(17)
Net decrease	(113)	(132)	(50)	(514)	(5)	(16)

Multi-Factor Large Cap Value Fund
Shares issued	1,069	1,761	7	1,451	4	1
Shares reinvested	29	18	7	17	–*	–*
Shares redeemed	(1,111)	(1,818)	(118)	(2,161)	(2)	(2)
Net increase (decrease)	(13)	(39)	(104)	(693)	2	(1)

Multi-Factor Small Cap Core Fund
Shares issued	6,510	7,373	1,280	1,745	30	25
Shares reinvested	149	18	25	8	–*	–*
Shares redeemed	(2,728)	(1,749)	(1,578)	(1,403)	(9)	–*
Net increase (decrease)	3,931	5,642	(273)	350	21	25

Multi-Factor Small Cap Growth Fund
Shares issued	1,209	2,751	436	642	42	112
Shares reinvested	140	–	65	–	12	–
Shares redeemed	(1,570)	(1,156)	(518)	(614)	(160)	(123)
Net increase (decrease)	(221)	1,595	(17)	28	(106)	(11)

Multi-Factor Small Cap Value Fund
Shares issued	113	360	33	60	1	5
Shares reinvested	9	9	10	13	1	1
Shares redeemed	(307)	(296)	(144)	(102)	(29)	(31)
Net increase (decrease)	(185)	73	(101)	(29)	(27)	(25)

	Class I		Class A		Class C
	Year Ended 05/31/18	Year Ended 05/31/17	Year Ended 05/31/18	Year Ended 05/31/17	Year Ended 05/31/18	Year Ended 05/31/17
Small Cap Fund
Shares issued	2,253	10,457	331	809	39	72
Shares reinvested	2,163	–	160	–	65	–
Shares redeemed	(18,618)	(25,264)	(831)	(1,972)	(352)	(499)
Net decrease	(14,202)	(14,807)	(340)	(1,163)	(248)	(427)

(1) See Note 1 in Notes to Financial Statements.

(2) Commenced operations on March 31, 2017.

* Amount represents less than $500.

	Class I		Class A		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	05/31/18	05/31/17	05/31/18	05/31/17	05/31/18	05/31/17
Bond Fund
Shares issued	109	394	21	1	5	–*
Shares reinvested	14	83	4	5	–*	–*
Shares redeemed	(1,718)	(5,034)	(137)	(20)	(20)	(3)
Net decrease	(1,595)	(4,557)	(112)	(14)	(15)	(3)

Government Mortgage Fund
Shares issued	157	947	9	20	2	–*
Shares reinvested	17	34	5	7	–*	1
Shares redeemed	(1,397)	(2,695)	(703)	(170)	(26)	(32)
Net decrease	(1,223)	(1,714)	(689)	(143)	(24)	(31)

Intermediate Bond Fund
Shares issued	1,666	1,115	3	6	–*	12
Shares reinvested	182	220	4	4	–*	–*
Shares redeemed	(6,214)	(8,699)	(54)	(54)	(18)	(20)
Net decrease	(4,366)	(7,364)	(47)	(44)	(18)	(8)

Limited Maturity Bond Fund
Shares issued	3,716	16,902	3	10	7	2
Shares reinvested	223	215	1	2	–*	–*
Shares redeemed	(15,388)	(16,911)	(36)	(451)	(19)	(4)
Net increase (decrease)	(11,449)	206	(32)	(439)	(12)	(2)

Total Return Advantage Fund
Shares issued	2,581	2,681	10	1,083	–*	2
Shares reinvested	156	120	6	23	–*	–*
Shares redeemed	(3,521)	(3,135)	(75)	(1,795)	(34)	(28)
Net decrease	(784)	(334)	(59)	(689)	(34)	(26)

Ultra Short Bond Fund
Shares issued	37,824	32,470	–*	12	N/A	N/A
Shares reinvested	333	197	1	1	N/A	N/A
Shares redeemed	(44,905)	(27,987)	(24)	(26)	N/A	N/A
Net increase (decrease)	(6,748)	4,680	(23)	(13)	N/A	N/A

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 8

	Class I		Class A		Class C
	Year Ended 05/31/18	Year Ended 05/31/17	Year Ended 05/31/18	Year Ended 05/31/17	Year Ended 05/31/18	Year Ended 05/31/17
Intermediate Tax Exempt Bond Fund
Shares issued	428	1,792	2	2	–*	1
Shares reinvested	17	23	4	5	–*	–*
Shares redeemed	(2,020)	(2,544)	(2)	(32)	(12)	(9)
Net increase (decrease)	(1,575)	(729)	4	(25)	(12)	(8)

Maryland Tax Exempt Bond Fund
Shares issued	96	414	–	2	–	–
Shares converted(1)	–	–	–*	–	–*	–
Shares reinvested	4	8	–*	–*	–*	–*
Shares redeemed	(1,461)	(1,349)	(12)	(5)	(1)	(1)
Net decrease	(1,361)	(927)	(12)	(3)	–*	(1)

Ohio Intermediate Tax Exempt Bond Fund
Shares issued	25	245	–*	–*	–*	19
Shares reinvested	12	11	9	11	–*	2
Shares redeemed	(1,483)	(1,017)	(75)	(82)	(60)	(3)
Net increase (decrease)	(1,446)	(761)	(66)	(71)	(60)	18

Tax Exempt Limited Maturity Municipal Bond Fund
Shares issued	1,870	2,393	–	–	N/A	N/A
Shares reinvested	8	15	–*	–*	N/A	N/A
Shares redeemed	(4,183)	(3,318)	–	(4)	N/A	N/A
Net decrease	(2,305)	(910)	–*	(4)	N/A	N/A

* Amount represents less than $500.

(1)	See Note1inNotes to Financial Statements.

8. Certain Principal Risks

An investment in a Fund is subject to a number of risks. Below is a discussion of some, but not all, of the risks of investing in the Funds. Please see the relevant Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

Credit/Counterparty Risk. The values of debt securities and other investments involving an obligation, such as derivative investments or repurchase obligations, may be affected by the ability of the issuer or the respective counterparties to make principal and interest payments or otherwise meet payment obligations to the Fund. If an issuer or counterparty cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Certain obligations issued by U.S. government agencies, authorities, instrumentalities, or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Furthermore, some countries in which certain of the Equity Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of securities by foreign investors.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

Management and Operational Risk. An investment in a Fund is subject to management risk because each Fund is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, the Fund’s counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund’s NAV or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In response to governmental actions or intervention, political, economic, or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Each Fund may invest up to 15% of its total net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. Liquid investments made by the Funds may become illiquid after their purchase by the Funds, potentially rapidly and unexpectedly. The Adviser’s determination that an investment should be treated as liquid for purposes of this policy provides no assurance that the investment will not become illiquid at a later time or that the investment will be sold at or near the price at which the Fund has valued the investment. Restricted securities, including securities acquired under the provisions of Rule 144A, are a type of security that may only be resold to certain eligible qualified buyers and may be considered illiquid. Any such security acquired under the provisions of Rule 144A will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

Municipal Securities Risk. PNC Maryland Tax Exempt Bond Fund and PNC Ohio Intermediate Tax Exempt Bond Fund follow an investment policy of investing primarily in municipal obligations of one state. PNC Intermediate Tax Exempt Bond follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by Tax Exempt Bond Funds.

9. Securities Lending

To generate additional income, the Equity Funds and Fixed Income Funds (the “Lending Funds”) may lend their securities pursuant to a securities lending agency agreement (“Lending Agreement”) with Brown Brothers Harriman & Co. (“BBH”), the securities lending agent. The Lending Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash as collateral equal at all times to at least 102% of the prior day’s fair market value plus accrued interest of the domestic securities loaned and 105% of the prior day’s fair market value plus accrued interest on the international securities loaned. The collateral percentage with respect to the fair market value of the loaned security is determined by the security lending agent. The value of the collateral received with respect to a loaned security may be temporarily more or less than the value of the loaned security due to daily market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate fair market value of securities collateral plus cash collateral is less than the aggregate fair market value of the

P N C    F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 8

securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day. The Lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Lending Funds and the securities lending agent on the basis of agreed upon contractual terms.

There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. In addition, the Lending Funds benefit from a borrower default indemnity provided by BBH. BBH’s indemnity allows for full replacement of the securities loaned in the event of borrower default if the collateral received from the borrower does not cover the value on the securities loaned. If BBH determines that a full replacement of the securities loaned is commercially impracticable, BBH shall, in lieu of effecting a full replacement, pay to the affected Lending Fund(s) an amount equal to the fair market value of the loaned securities determined at the close of business on the date of the default event. Loans are subject to termination by the Lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

The following table presents the amounts payable for collateral received for loaned securities, as presented in the Lending Funds’ Statements of Assets and Liabilities, by the class of securities on loan.

	Common Stocks (000)	Foreign Common Stocks (000)	Corporate Bonds (000)	Exchange- Traded Funds (000)	Master Limited Partnerships (000)	Other Government and Agency Obligations (000)	Total Payable for Cash Collateral Received (000)
Balanced Allocation Fund	$ 22	$ –	$ –	$1,099	$ 4	$ –	$ 1,125
Emerging Markets Equity Fund	–	347	–	–	–	–	347
International Equity Fund	–	7,391	–	–	–	–	7,391
Multi-Factor Large Cap Growth Fund	1,445	–	–	–	–	–	1,445
Multi-Factor Large Cap Value Fund	3,401	–	–	–	–	–	3,401
Multi-Factor Small Cap Core Fund	–	27,192	–	–	1,927	–	29,119
Multi-Factor Small Cap Growth Fund	5,700	–	–	–	871	–	6,571
Multi-Factor Small Cap Value Fund	1,731	–	–	–	176	–	1,907
Small Cap Fund	29,405	–	–	–	–	–	29,405
Intermediate Bond Fund	–	–	877	–	–	213	1,090
Total Return Advantage Fund	–	–	119	–	–	–	119

10. Borrowing Arrangements

Line of Credit

Select Funds (“Participants”) within the Trust participate in an unsecured credit agreement (“Agreement”) with The Bank of New York Mellon (the “Bank”) which expires May 29, 2019. Under the Agreement the Participants may borrow up to an aggregate amount of $25,000,000 from the revolving line of credit (“LOC”) provided by the Bank. The purpose of this agreement is to mitigate risks associated with large redemptions and other liquidity events. The agreement includes the following Participants: PNC Intermediate Tax Exempt Bond Fund, PNC International Equity Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC Small Cap Fund, and PNC Tax Exempt Limited Maturity Bond Fund.

The agreement requires payment by the Participants of an annual 0.15% commitment fee, in addition to out-of-pocket legal fees. These fees are allocated across the Participants on the basis of each Participant’s weighted pro-rata share. All Participants are responsible for payment of any interest earned on amounts borrowed. Interest is charged at a rate of 1.00% plus the greater of (a) the Federal Funds Effective Rate, (b) 1 Month LIBOR, and (c) 0%. All terms and borrowing limits imposed by the LOC are subject to review and approval by the Board.

As of May 31, 2018, none of the Participants had utilized the LOC.

InterFund Lending

The Trust has received an exemptive order from the SEC that permits the Funds to lend money and borrow money for temporary purposes directly to and from another Fund pursuant to a master interfund lending agreement. The Money Market Funds do not participate in the interfund lending program as borrowing funds or lending funds. As of May 31, 2018, the Funds have not relied upon the interfund lending exemptive order.

11. Payment by Affiliate

On September 29, 2017, a payment was made by the Adviser in the amount of $2,454 to partially offset a Brazilian dividend repatriation error in PNC International Equity Fund. This amount is included as Payment by Affiliate in the Fund’s Statement of Operations.

12. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

13. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. There were no material subsequent events identified which required adjustment to, or additional disclosure in, the financial statements.

On February 22, 2018, the Board approved a plan of liquidation for PNC Maryland Tax Exempt Bond Fund and PNC Ohio Intermediate Tax Exempt Bond Fund. The liquidations occurred at the close of business on June 8, 2018.

Effective June 11, 2018, PNC International Equity Fund, PNC Multi-Factor Small Cap Core Fund, and PNC Multi-Factor Small Cap Growth Fund began offering Class R6 Shares to eligible investors.

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N O T I C E  TO  S H A R E H O L D E R S

( U n a u d i t e d )

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2018 income tax purposes will be sent to them in early 2019. Please consult your tax adviser for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2018 tax year end, please consult your tax adviser as to the pertinence of this notice.

The amounts of distributions designated as long-term capital gains are as follows (in thousands):

Name of Fund
Balanced Allocation Fund	$2,353
Emerging Markets Equity Fund	151
International Equity Fund	25,593
International Growth Fund	660
Multi-Factor Large Cap Growth Fund	4,282
Multi-Factor Small Cap Core Fund	6,168
Multi-Factor Small Cap Growth Fund	8,899
Small Cap Fund	131,923
Intermediate Tax Exempt Bond Fund	866
Maryland Tax Exempt Bond Fund	285
Ohio Intermediate Tax Exempt Bond Fund	774

Of the dividends paid by the following Equity Funds, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

Name of Fund
Balanced Allocation Fund	43.66%
Emerging Markets Equity Fund	2.65%
International Growth Fund	1.58%
Multi-Factor All Cap Fund	100.00%
Multi-Factor Large Cap Growth Fund	67.94%
Multi-Factor Large Cap Value Fund	100.00%
Multi-Factor Small Cap Core Fund	100.00%
Multi-Factor Small Cap Growth Fund	99.96%
Multi-Factor Small Cap Value Fund	65.06%
Small Cap Fund	100.00%

If a Fund meets the requirements of Section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amounts of income received from sources within foreign countries and possessions of the United States are as follows:

Name of Fund	Amount (000)	Per Share
Emerging Markets Equity Fund	$206	0.204
International Equity Fund	29,515	0.520
International Growth Fund	89	0.210

The total amounts of taxes paid to such countries are as follows:

Name of Fund		Per Share
Emerging Markets Equity Fund	$26	0.026
International Equity Fund	3,748	0.066
International Growth Fund	7	0.017

Of the dividends paid by the following Equity Funds, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

Name of Fund
Balanced Allocation Fund	49.83%
Emerging Markets Equity Fund	100.00%
International Equity Fund	30.97%
International Growth Fund	43.02%
Multi-Factor All Cap Fund	100.00%
Multi-Factor Large Cap Growth Fund	69.95%
Multi-Factor Large Cap Value Fund	100.00%
Multi-Factor Small Cap Core Fund	100.00%
Multi-Factor Small Cap Growth Fund	99.97%
Multi-Factor Small Cap Value Fund	90.14%
Small Cap Fund	100.00%

Of the dividends paid from net investment income, excluding short-term capital gains, by each of the Tax Exempt Bond Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Intermediate Tax Exempt Bond Fund	100.00%
Maryland Tax Exempt Bond Fund	100.00%
Ohio Intermediate Tax Exempt Bond Fund	100.00%
Tax-Exempt Limited Maturity Bond Fund	100.00%

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N O T I C E  TO S H A R E H O L D E R S

( U n a u d i t e d )

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to its portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

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P N C  F U N D S  N O T I C E  O F  P R I V A C Y  P O L I C Y  &  P R A C T I C E S

( U n a u d i t e d )

The funds recognize and respect the privacy concerns and expectations of our customers(1).Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s accounts; and

●	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information(2)

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

●	As Authorized – if you request or authorize the disclosure of the information.

●

As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

●

Under Joint Agreements – the funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

We do not share such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The funds require service providers to the funds:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds. If you have any questions concerning this Notice, or about the funds in general, please call: 1-800-622-3863 for PNC Funds.

(1)	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds’ shares.
(2)	The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza,

Suite 100,

Portland, ME 04101

www.foreside.com

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

Custodian

The Bank of New York Mellon

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

P.O. Box 9795 Providence, RI 02940-9795

INVESTMENT ADVISER:

PNC Capital Advisors, LLC

One East Pratt Street

Baltimore, MD 21202

PNC FUNDS

AR-001-0618

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Dorothy A. Berry, L. White Matthews III and Stephen M. Todd is each qualified to serve as an Audit Committee financial expert serving on its Audit Committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

●

Registrant may incorporate the following information by reference, if this information has been disclosed in the Registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $627,720 and $727,170 for the fiscal years ended May 31, 2018 and 2017, respectively.

Audit-Related Fees

(b)

The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $0 and $0 for the fiscal years ended May 31, 2018 and 2017, respectively.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2018 and 2017, respectively.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $30,600 and $29,010 for the fiscal years ended May 31, 2018 and 2017, respectively. The fees are associated with the review of certain funds’ excise tax calculations and Subchapter M distribution requirements; and, the review of certain funds’ federal and state income tax returns and Subchapter M distribution requirements.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2018 and 2017, respectively.

All Other Fees

(d)

The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2018 and 2017, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2018 and 2017, respectively.

(e)(1) Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)

The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)

The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.

Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)

The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2018 and 2017, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     PNC Funds

By (Signature and Title)* /s/ Jennifer Spratley

                                                 Jennifer Spratley, President

                                                 (principal executive officer)

Date 7/26/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jennifer Spratley

                                                 Jennifer Spratley, President

                                                 (principal executive officer)

Date 7/26/2018

By (Signature and Title)* /s/ John Kernan

                                                 John Kernan, Vice President and Treasurer

                                                 (principal financial officer)

Date 7/26/2018

* Print the name and title of each signing officer under his or her signature.